UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	3-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MARCH 31, 2015

Core Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACCNX	5.73%	4.58%	5.65%	11/30/06
Barclays U.S. Aggregate Bond Index	—	5.72%	4.41%	4.96%	—
Institutional Class	ACCUX	5.94%	4.79%	5.86%	11/30/06
A Class	ACCQX				11/30/06
No sales charge*		5.46%	4.32%	5.39%
With sales charge*		0.69%	3.36%	4.81%
C Class	ACCKX	4.58%	3.52%	4.59%	11/30/06
R Class	ACCPX	5.11%	4.04%	5.12%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $15,814

Barclays U.S. Aggregate Bond Index — $14,975

* From November 30, 2006, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.65%	0.45%	0.90%	1.65%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary
Core Plus gained 5.73%* for the 12 months ended March 31, 2015. The fund's benchmark, the Barclays U.S. Aggregate Bond Index, advanced 5.72%. Fund returns reflect operating expenses, while index returns do not.

Core Plus’s absolute return reflected the positive backdrop for investment-grade U.S. bonds during the 12-month period. The main contributors to the fund’s relative performance included sector allocations and security selection.

U.S. Bonds Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. All investment-grade bond sectors advanced, with corporate bonds—supported by investor demand for yield and relatively healthy corporate fundamentals—outperforming Treasuries and the bond market average. Mortgage-backed securities (MBS) also outperformed Treasuries as the Fed’s QE and a favorable supply/demand backdrop fueled gains. High-yield corporate bonds advanced, but they were among the bond market’s lowest performers due to heightened volatility and a sharp sell-off in the energy sector during the second half of 2014.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Corporate, MBS, Non-Dollar Positions Aided Performance

We continued to underweight U.S. Treasuries and government agencies relative to the benchmark in favor of the corporate credit and securitized sectors. This strategy aided performance because MBS spreads (yield differences compared with comparable-maturity Treasuries) narrowed, and our investment-grade corporate credit security selection was favorable. Security selection also contributed within the securitized sector, where our preference for non-agency MBS, including commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs), along with asset-backed securities (ABS) and traditional pass-though MBS, helped performance.

In addition, out-of-benchmark exposure to non-U.S.-dollar-denominated securities contributed to relative performance. We used forward foreign currency exchange contracts as part of this positioning. The portfolio held a mix of dollar-hedged European bonds (including positions in European banks) that benefited from falling interest rates in Europe. In the second half of the period, we began focusing on the European financial sector to take advantage of the anticipated QE program from the European Central Bank. In the first quarter of 2015, we took profits in our position in Spain, which reduced the portfolio’s overall non-dollar allocation.

Meanwhile, a small, non-benchmark allocation to high-yield corporate bonds detracted from performance, as high-yield securities underperformed during the period. In addition, a small, portfolio-only position in Puerto Rico municipals also detracted, particularly early in the period.

Interest Rate Expectations Prompted Shorter Duration Position

In late 2013, when the Fed indicated it would begin tapering its QE program in January 2014, we began shortening the portfolio’s duration, expecting the Fed’s reduced bond buying would lead to a “normalization” of U.S. interest rates. But instead of normalizing, interest rates declined, and the portfolio’s shorter duration, which we maintained throughout the fiscal year, led to underperformance. We used U.S. Treasury futures contracts at times as part of this strategy. With global factors extending the timetable for interest rate normalization, we lengthened the portfolio’s duration late in the period, though it remained shorter than the benchmark’s.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment. But we also believe weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. rate normalization. Accordingly, we plan to tactically manage duration while continuing to overweight positions in the corporate and securitized sectors relative to Treasuries. We also believe conditions in Europe, including weak growth and central bank policy, warrant continued investment in select European bonds.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life	7.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	37.5%
U.S. Government Agency Mortgage-Backed Securities	29.1%
U.S. Treasury Securities	14.1%
Collateralized Mortgage Obligations	8.8%
Commercial Mortgage-Backed Securities	5.9%
Sovereign Governments and Agencies	3.6%
Municipal Securities	3.0%
Asset-Backed Securities	2.3%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(6.8)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,032.70	$3.29	0.65%
Institutional Class	$1,000	$1,034.70	$2.28	0.45%
A Class	$1,000	$1,031.40	$4.56	0.90%
C Class	$1,000	$1,027.60	$8.34	1.65%
R Class	$1,000	$1,030.20	$5.82	1.15%
Hypothetical
Investor Class	$1,000	$1,021.69	$3.28	0.65%
Institutional Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.44	$4.53	0.90%
C Class	$1,000	$1,016.70	$8.30	1.65%
R Class	$1,000	$1,019.20	$5.79	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

		Principal Amount	Value
CORPORATE BONDS — 37.5%
Aerospace and Defense — 0.4%
Bombardier, Inc., 7.50%, 3/15/18(1)		$265,000	$283,053
Lockheed Martin Corp., 7.65%, 5/1/16		50,000	53,702
United Technologies Corp., 6.05%, 6/1/36		95,000	125,997
United Technologies Corp., 5.70%, 4/15/40		60,000	77,128
			539,880
Automobiles — 0.6%
Daimler Finance North America LLC, 2.625%, 9/15/16(1)		80,000	81,778
Ford Motor Co., 4.75%, 1/15/43		50,000	54,893
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		60,000	65,465
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		100,000	125,078
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		270,000	318,273
General Motors Financial Co., Inc., 3.25%, 5/15/18		100,000	102,125
			747,612
Banks — 5.2%
Akbank TAS, 4.00%, 1/24/20(1)		200,000	195,600
Bank of America Corp., 6.50%, 8/1/16		60,000	64,049
Bank of America Corp., 5.75%, 12/1/17		230,000	253,188
Bank of America Corp., 5.625%, 7/1/20		350,000	403,971
Bank of America Corp., MTN, 4.00%, 1/22/25		100,000	101,502
Bank of America N.A., 5.30%, 3/15/17		300,000	320,500
Bank of America N.A., 6.00%, 10/15/36		250,000	322,444
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	200,000	329,329
Capital One Financial Corp., 1.00%, 11/6/15		$100,000	100,134
Capital One Financial Corp., 3.20%, 2/5/25		60,000	59,627
Citigroup, Inc., 5.50%, 2/15/17		170,000	182,361
Citigroup, Inc., 1.75%, 5/1/18		350,000	349,591
Citigroup, Inc., 4.05%, 7/30/22		80,000	84,059
Citigroup, Inc., 3.75%, 6/16/24		100,000	104,883
Citigroup, Inc., 6.00%, 10/31/33		100,000	118,563
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22		250,000	259,224
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	100,000	121,596
Corpbanca SA, 3.875%, 9/22/19(1)		$300,000	300,951
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	100,000	114,054
Fifth Third Bancorp, 4.30%, 1/16/24		$80,000	85,726
HBOS plc, MTN, 6.75%, 5/21/18(1)		100,000	112,116
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	100,000	181,440
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	200,000	257,457
ING Bank NV, 2.00%, 9/25/15(1)		$200,000	201,303
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	100,000	118,850
JPMorgan Chase & Co., 6.00%, 1/15/18		$210,000	234,951

10

		Principal Amount	Value
JPMorgan Chase & Co., 4.625%, 5/10/21		$230,000	$256,602
JPMorgan Chase & Co., 3.875%, 9/10/24		60,000	61,626
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	200,000	394,117
PNC Funding Corp., 4.375%, 8/11/20		$50,000	55,724
Regions Bank, 7.50%, 5/15/18		250,000	290,994
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		150,000	169,177
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	300,000	356,987
SunTrust Banks, Inc., 3.60%, 4/15/16		$33,000	33,831
U.S. Bancorp, 3.44%, 2/1/16		90,000	91,818
U.S. Bancorp, MTN, 2.95%, 7/15/22		70,000	71,323
Wells Fargo & Co., MTN, 4.60%, 4/1/21		130,000	146,115
Wells Fargo & Co., MTN, 3.00%, 2/19/25		60,000	60,335
Wells Fargo & Co., MTN, 4.65%, 11/4/44		50,000	53,545
			7,019,663
Beverages — 0.1%
Pernod-Ricard SA, 2.95%, 1/15/17(1)		190,000	195,485
Biotechnology — 0.4%
Amgen, Inc., 5.85%, 6/1/17		90,000	98,915
Amgen, Inc., 4.10%, 6/15/21		120,000	130,123
Amgen, Inc., 5.375%, 5/15/43		120,000	143,738
Celgene Corp., 3.25%, 8/15/22		100,000	102,407
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	111,930
			587,113
Capital Markets — 0.2%
Ameriprise Financial, Inc., 5.30%, 3/15/20		100,000	115,150
Ameriprise Financial, Inc., 4.00%, 10/15/23		100,000	108,340
Jefferies Group, Inc., 5.125%, 4/13/18		80,000	84,222
			307,712
Chemicals — 0.8%
Ashland, Inc., 3.00%, 3/15/16		280,000	283,500
Ecolab, Inc., 4.35%, 12/8/21		170,000	187,598
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		275,000	243,375
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	220,744
Mosaic Co. (The), 4.25%, 11/15/23		80,000	85,472
			1,020,689
Commercial Services and Supplies — 0.5%
Covanta Holding Corp., 5.875%, 3/1/24		250,000	260,000
Pitney Bowes, Inc., 4.625%, 3/15/24		100,000	105,083
Republic Services, Inc., 3.55%, 6/1/22		190,000	199,121
Waste Management, Inc., 4.75%, 6/30/20		70,000	78,226
			642,430
Communications Equipment — 0.4%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17		190,000	191,676
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		160,000	162,261
Crown Castle International Corp., 5.25%, 1/15/23		200,000	211,000
			564,937

11

		Principal Amount	Value
Construction Materials — 0.3%
Covanta Holding Corp., 7.25%, 12/1/20		$200,000	$213,500
Owens Corning, 4.20%, 12/15/22		140,000	146,331
			359,831
Consumer Finance — 0.7%
CIT Group, Inc., 5.00%, 5/15/17		300,000	309,282
Equifax, Inc., 3.30%, 12/15/22		170,000	173,901
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		260,000	267,800
PNC Bank N.A., 6.00%, 12/7/17		200,000	222,889
			973,872
Containers and Packaging — 0.2%
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		163,000	165,241
Rock-Tenn Co., 3.50%, 3/1/20		100,000	103,927
			269,168
Diversified Consumer Services — 0.2%
Catholic Health Initiatives, 1.60%, 11/1/17		50,000	50,168
Catholic Health Initiatives, 2.95%, 11/1/22		100,000	99,634
Johns Hopkins University, 4.08%, 7/1/53		55,000	58,554
			208,356
Diversified Financial Services — 2.9%
BNP Paribas SA, VRN, 5.95%, 4/19/16	GBP	100,000	152,259
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	200,000	386,792
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	100,000	110,246
Deutsche Bank AG, VRN, 4.30%, 5/24/23		$200,000	197,502
General Electric Capital Corp., MTN, 5.625%, 9/15/17		50,000	55,299
General Electric Capital Corp., MTN, 4.65%, 10/17/21		250,000	283,329
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		310,000	320,485
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		230,000	268,723
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		100,000	105,804
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		40,000	40,867
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		160,000	210,516
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		50,000	55,762
Morgan Stanley, 5.00%, 11/24/25		260,000	287,570
Morgan Stanley, MTN, 5.625%, 9/23/19		460,000	524,128
Morgan Stanley, MTN, 3.70%, 10/23/24		60,000	62,681
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	200,000	271,994
UBS AG, 7.625%, 8/17/22		$400,000	485,857
			3,819,814
Diversified Telecommunication Services — 1.9%
AT&T, Inc., 3.875%, 8/15/21		180,000	190,959
AT&T, Inc., 2.625%, 12/1/22		70,000	68,289
AT&T, Inc., 6.55%, 2/15/39		70,000	86,223
AT&T, Inc., 4.30%, 12/15/42		60,000	57,442
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		100,000	109,000
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(1)		110,000	111,946
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		200,000	232,836

12

	Principal Amount	Value
Orange SA, 4.125%, 9/14/21	$100,000	$110,128
Telecom Italia Capital SA, 7.00%, 6/4/18	30,000	33,544
Telecom Italia Capital SA, 6.00%, 9/30/34	70,000	72,625
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	114,429
Verizon Communications, Inc., 5.15%, 9/15/23	240,000	275,348
Verizon Communications, Inc., 5.05%, 3/15/34	350,000	380,787
Verizon Communications, Inc., 4.75%, 11/1/41	60,000	62,475
Verizon Communications, Inc., 6.55%, 9/15/43	79,000	102,730
Verizon Communications, Inc., 4.86%, 8/21/46	150,000	157,445
Verizon Communications, Inc., 5.01%, 8/21/54	77,000	80,255
Windstream Corp., 7.875%, 11/1/17	275,000	299,063
		2,545,524
Electric Utilities†
AES Corp. (The), 8.00%, 10/15/17	2,000	2,318
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(1)	50,000	50,750
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	170,000	183,175
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	130,000	131,563
Ensco plc, 5.20%, 3/15/25	30,000	30,218
		161,781
Food and Staples Retailing — 0.3%
Dollar General Corp., 4.125%, 7/15/17	100,000	105,229
Dollar General Corp., 3.25%, 4/15/23	100,000	97,346
Kroger Co. (The), 6.40%, 8/15/17	100,000	111,542
Wal-Mart Stores, Inc., 4.30%, 4/22/44	50,000	55,946
		370,063
Food Products — 0.4%
HJ Heinz Co., 4.875%, 2/15/25(1)	150,000	162,938
Kraft Foods Group, Inc., 5.00%, 6/4/42	110,000	122,780
Tyson Foods, Inc., 6.60%, 4/1/16	100,000	105,508
Tyson Foods, Inc., 4.50%, 6/15/22	70,000	77,347
		468,573
Gas Utilities — 2.7%
Enbridge Energy Partners LP, 6.50%, 4/15/18	60,000	66,877
Enbridge Energy Partners LP, 5.20%, 3/15/20	70,000	77,226
Enbridge, Inc., 4.50%, 6/10/44	85,000	79,214
Energy Transfer Equity LP, 7.50%, 10/15/20	180,000	202,500
Energy Transfer Partners LP, 3.60%, 2/1/23	40,000	39,691
Energy Transfer Partners LP, 6.50%, 2/1/42	140,000	162,963
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	162,357
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	100,000	108,181
Kinder Morgan Energy Partners LP, 4.10%, 11/15/15	200,000	203,552
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	160,000	184,181
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	66,120
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	100,000	101,722

13

	Principal Amount	Value
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	$130,000	$148,435
Kinder Morgan, Inc., 7.25%, 6/1/18	120,000	136,218
Magellan Midstream Partners LP, 6.55%, 7/15/19	170,000	199,411
Magellan Midstream Partners LP, 5.15%, 10/15/43	30,000	33,126
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	200,000	211,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.50%, 8/15/21	100,000	105,250
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	164,886
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	226,684
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	120,000	116,100
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	100,000	103,500
Williams Cos., Inc. (The), 3.70%, 1/15/23	40,000	37,037
Williams Cos., Inc. (The), 5.75%, 6/24/44	50,000	47,539
Williams Partners LP, 4.125%, 11/15/20	280,000	292,070
Williams Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	300,000	313,218
		3,589,058
Health Care Equipment and Supplies — 0.3%
Biomet, Inc., 6.50%, 8/1/20	100,000	106,250
Mallinckrodt International Finance SA, 3.50%, 4/15/18	250,000	247,500
Medtronic, Inc., 4.375%, 3/15/35(1)	50,000	54,710
		408,460
Health Care Providers and Services — 1.4%
Aetna, Inc., 2.75%, 11/15/22	60,000	60,182
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	302,000	312,192
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	280,000	298,200
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	200,000	204,750
Express Scripts Holding Co., 2.65%, 2/15/17	100,000	102,466
Express Scripts Holding Co., 7.25%, 6/15/19	100,000	119,904
HCA, Inc., 3.75%, 3/15/19	160,000	162,550
HCA, Inc., 5.375%, 2/1/25	100,000	105,188
HCA, Inc., 7.69%, 6/15/25	50,000	56,750
NYU Hospitals Center, 4.43%, 7/1/42	100,000	101,833
Tenet Healthcare Corp., 6.25%, 11/1/18	280,000	304,500
UnitedHealth Group, Inc., 2.875%, 12/15/21	80,000	82,201
		1,910,716
Hotels, Restaurants and Leisure — 0.2%
Pinnacle Entertainment, Inc., 8.75%, 5/15/20	50,000	52,812
Wyndham Worldwide Corp., 2.95%, 3/1/17	150,000	153,048
		205,860
Household Durables — 1.0%
D.R. Horton, Inc., 3.625%, 2/15/18	280,000	286,650
Lennar Corp., 4.75%, 12/15/17	300,000	313,500
MDC Holdings, Inc., 5.50%, 1/15/24	200,000	196,000
Toll Brothers Finance Corp., 4.00%, 12/31/18	250,000	257,500

14

		Principal Amount	Value
Toll Brothers Finance Corp., 6.75%, 11/1/19		$90,000	$102,150
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(1)		200,000	196,250
			1,352,050
Household Products — 0.3%
Jarden Corp., 6.125%, 11/15/22		150,000	156,937
Spectrum Brands, Inc., 6.75%, 3/15/20		250,000	264,375
			421,312
Industrial Conglomerates — 0.1%
General Electric Co., 4.125%, 10/9/42		100,000	105,999
Insurance — 1.8%
ACE INA Holdings, Inc., 3.15%, 3/15/25		60,000	61,474
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	100,000	132,104
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$120,000	130,875
American International Group, Inc., VRN, 8.18%, 5/15/38		60,000	85,383
Berkshire Hathaway, Inc., 4.50%, 2/11/43		40,000	45,248
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16		110,000	116,963
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		60,000	76,600
International Lease Finance Corp., 8.75%, 3/15/17		50,000	55,375
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		110,000	121,693
Lincoln National Corp., 6.25%, 2/15/20		160,000	188,713
Markel Corp., 4.90%, 7/1/22		212,000	234,324
Markel Corp., 3.625%, 3/30/23		50,000	51,650
MetLife, Inc., 1.76%, 12/15/17		110,000	111,512
MetLife, Inc., 4.125%, 8/13/42		110,000	114,653
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		110,000	126,529
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		45,000	53,771
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		90,000	107,437
Voya Financial, Inc., 5.50%, 7/15/22		150,000	173,869
Voya Financial, Inc., 5.70%, 7/15/43		90,000	111,133
Voya Financial, Inc., VRN, 5.65%, 5/15/23		100,000	105,000
WR Berkley Corp., 4.625%, 3/15/22		100,000	108,885
XLIT Ltd., 4.45%, 3/31/25		50,000	50,424
			2,363,615
Internet Software and Services — 0.1%
Netflix, Inc., 5.375%, 2/1/21		90,000	92,250
IT Services — 0.2%
Fidelity National Information Services, Inc., 5.00%, 3/15/22		140,000	148,579
Xerox Corp., 2.95%, 3/15/17		90,000	92,712
			241,291
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		50,000	52,261
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24		60,000	64,903
			117,164
Machinery — 0.2%
Oshkosh Corp., 5.375%, 3/1/22		250,000	260,625

15

	Principal Amount	Value
Media — 2.1%
21st Century Fox America, Inc., 6.90%, 8/15/39	$220,000	$305,289
CBS Corp., 4.85%, 7/1/42	90,000	95,260
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	102,625
Comcast Corp., 6.40%, 5/15/38	80,000	108,736
Comcast Corp., 4.75%, 3/1/44	60,000	69,220
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.45%, 4/1/24	70,000	74,898
Discovery Communications LLC, 5.625%, 8/15/19	200,000	227,073
DISH DBS Corp., 7.125%, 2/1/16	260,000	270,725
DISH DBS Corp., 4.625%, 7/15/17	110,000	113,163
Embarq Corp., 8.00%, 6/1/36	60,000	71,888
Gannett Co., Inc., 5.125%, 7/15/20	130,000	136,013
NBCUniversal Media LLC, 5.15%, 4/30/20	180,000	206,819
NBCUniversal Media LLC, 4.375%, 4/1/21	170,000	189,654
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	100,000	101,000
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	100,000	105,250
Time Warner Cable, Inc., 5.50%, 9/1/41	40,000	46,056
Time Warner Cable, Inc., 4.50%, 9/15/42	50,000	51,908
Time Warner, Inc., 5.375%, 10/15/41	200,000	235,139
Viacom, Inc., 4.50%, 3/1/21	140,000	151,908
Viacom, Inc., 3.125%, 6/15/22	50,000	50,065
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)	100,000	105,375
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	50,000	55,459
		2,873,523
Metals and Mining — 0.9%
Alcoa, Inc., 5.125%, 10/1/24	100,000	107,229
ArcelorMittal, 6.00%, 8/5/20	75,000	79,875
Barrick Gold Corp., 4.10%, 5/1/23	80,000	79,055
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	82,268
Barrick North America Finance LLC, 5.75%, 5/1/43	20,000	20,819
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	50,000	52,304
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(1)	190,000	188,694
Freeport-McMoRan, Inc., 4.55%, 11/14/24	50,000	48,135
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)	130,000	140,658
Newmont Mining Corp., 6.25%, 10/1/39	40,000	40,846
Southern Copper Corp., 5.25%, 11/8/42	70,000	62,832
Teck Resources Ltd., 3.15%, 1/15/17	70,000	70,854
Vale Overseas Ltd., 4.625%, 9/15/20	240,000	240,480
Vale SA, 5.625%, 9/11/42	20,000	17,439
		1,231,488
Multi-Utilities — 2.4%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	120,000	118,904
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	113,829
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	147,027
Consumers Energy Co., 2.85%, 5/15/22	50,000	51,217
Dominion Resources, Inc., 2.25%, 9/1/15	200,000	201,247

16

	Principal Amount	Value
Dominion Resources, Inc., 6.40%, 6/15/18	$120,000	$137,338
Dominion Resources, Inc., 2.75%, 9/15/22	130,000	129,528
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	100,000	103,500
DPL, Inc., 6.50%, 10/15/16	41,000	43,153
Duke Energy Corp., 3.55%, 9/15/21	80,000	85,630
Duke Energy Florida, Inc., 6.35%, 9/15/37	70,000	99,289
Edison International, 3.75%, 9/15/17	100,000	105,884
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	91,891
FirstEnergy Corp., 2.75%, 3/15/18	90,000	92,219
FirstEnergy Corp., 4.25%, 3/15/23	130,000	136,300
GenOn Energy, Inc., 7.875%, 6/15/17	300,000	300,000
Georgia Power Co., 4.30%, 3/15/42	70,000	76,084
IPALCO Enterprises, Inc., 5.00%, 5/1/18	100,000	106,500
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	80,000	84,246
Nisource Finance Corp., 4.45%, 12/1/21	60,000	65,551
Nisource Finance Corp., 5.65%, 2/1/45	80,000	102,455
NRG Energy, Inc., 7.625%, 1/15/18	270,000	298,013
PacifiCorp, 6.00%, 1/15/39	110,000	148,863
Progress Energy, Inc., 3.15%, 4/1/22	80,000	82,591
Sempra Energy, 6.50%, 6/1/16	88,000	93,639
Sempra Energy, 2.875%, 10/1/22	130,000	130,181
Southern Power Co., 5.15%, 9/15/41	40,000	47,081
Xcel Energy, Inc., 4.80%, 9/15/41	60,000	69,813
		3,261,973
Multiline Retail†
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	38,000	41,002
Oil, Gas and Consumable Fuels — 2.4%
Anadarko Petroleum Corp., 6.45%, 9/15/36	80,000	99,563
Apache Corp., 4.75%, 4/15/43	40,000	41,974
BP Capital Markets plc, 4.50%, 10/1/20	80,000	88,848
California Resources Corp., 5.50%, 9/15/21(1)	200,000	179,250
Chesapeake Energy Corp., 4.875%, 4/15/22	140,000	131,950
Cimarex Energy Co., 4.375%, 6/1/24	150,000	149,625
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	70,000	74,556
Concho Resources, Inc., 7.00%, 1/15/21	150,000	157,875
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	150,679
Ecopetrol SA, 4.125%, 1/16/25	40,000	38,395
Hess Corp., 6.00%, 1/15/40	40,000	44,649
Marathon Petroleum Corp., 3.50%, 3/1/16	60,000	61,320
Newfield Exploration Co., 6.875%, 2/1/20	120,000	124,254
Newfield Exploration Co., 5.75%, 1/30/22	150,000	157,125
Noble Energy, Inc., 4.15%, 12/15/21	220,000	233,353
Peabody Energy Corp., 6.00%, 11/15/18	67,000	52,595
Peabody Energy Corp., 6.50%, 9/15/20	5,000	3,062
Pemex Project Funding Master Trust, 6.625%, 6/15/35	100,000	115,000
Petro-Canada, 6.80%, 5/15/38	110,000	145,677
Petrobras Global Finance BV, 5.75%, 1/20/20	180,000	167,789

17

	Principal Amount	Value
Petrobras Global Finance BV, 5.375%, 1/27/21	$220,000	$200,640
Petroleos Mexicanos, 6.00%, 3/5/20	105,000	120,277
Petroleos Mexicanos, 4.875%, 1/24/22	50,000	53,187
Petroleos Mexicanos, 6.50%, 6/2/41	70,000	79,625
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	81,100
Phillips 66, 4.30%, 4/1/22	60,000	65,518
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	80,000	86,400
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	50,000	51,250
Talisman Energy, Inc., 7.75%, 6/1/19	105,000	121,273
Whiting Petroleum Corp., 5.75%, 3/15/21	200,000	199,500
		3,276,309
Paper and Forest Products — 0.3%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	260,000	296,983
International Paper Co., 6.00%, 11/15/41	30,000	35,739
		332,722
Pharmaceuticals — 0.4%
Actavis Funding SCS, 4.55%, 3/15/35	20,000	20,916
Actavis, Inc., 1.875%, 10/1/17	110,000	110,301
Actavis, Inc., 3.25%, 10/1/22	60,000	60,043
Actavis, Inc., 4.625%, 10/1/42	70,000	71,606
Bristol-Myers Squibb Co., 3.25%, 8/1/42	100,000	93,899
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	200,000	211,250
		568,015
Real Estate Investment Trusts (REITs) — 1.4%
DDR Corp., 4.75%, 4/15/18	240,000	258,515
Digital Realty Trust LP, 4.50%, 7/15/15	70,000	70,175
Essex Portfolio LP, 3.625%, 8/15/22	170,000	175,608
Essex Portfolio LP, 3.375%, 1/15/23	60,000	60,760
Essex Portfolio LP, 3.25%, 5/1/23	50,000	50,020
HCP, Inc., 3.75%, 2/1/16	100,000	102,285
Health Care REIT, Inc., 2.25%, 3/15/18	70,000	70,991
Health Care REIT, Inc., 3.75%, 3/15/23	60,000	61,558
Hospitality Properties Trust, 4.65%, 3/15/24	180,000	186,875
Host Hotels & Resorts LP, 6.00%, 10/1/21	165,000	191,242
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	101,539
Reckson Operating Partnership LP, 6.00%, 3/31/16	100,000	104,664
Senior Housing Properties Trust, 4.75%, 5/1/24	200,000	207,927
SL Green Realty Corp., 7.75%, 3/15/20	115,000	139,742
Ventas Realty LP / Ventas Capital Corp., 3.125%, 11/30/15	70,000	71,005
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	80,000	88,432
		1,941,338
Road and Rail — 0.6%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	114,583
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	129,518
CSX Corp., 4.25%, 6/1/21	150,000	165,870
Norfolk Southern Corp., 5.75%, 4/1/18	110,000	123,588

18

	Principal Amount	Value
Norfolk Southern Corp., 3.25%, 12/1/21	$130,000	$135,644
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(1)	80,000	81,171
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(1)	50,000	51,174
		801,548
Semiconductors and Semiconductor Equipment — 0.3%
KLA-Tencor Corp., 4.65%, 11/1/24	50,000	52,611
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	300,000	304,500
		357,111
Software — 0.4%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	140,000	149,450
Microsoft Corp., 2.70%, 2/12/25	70,000	70,447
Oracle Corp., 5.75%, 4/15/18	100,000	113,049
Tencent Holdings Ltd., 3.80%, 2/11/25(1)	200,000	204,800
		537,746
Specialty Retail — 0.8%
Hertz Corp. (The), 6.75%, 4/15/19	300,000	311,250
Home Depot, Inc. (The), 5.95%, 4/1/41	170,000	227,873
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	100,000	101,625
United Rentals North America, Inc., 5.75%, 7/15/18	290,000	302,398
United Rentals North America, Inc., 4.625%, 7/15/23	100,000	101,375
		1,044,521
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 2.85%, 5/6/21	90,000	93,852
Dell, Inc., 2.30%, 9/10/15	295,000	295,369
Dell, Inc., 3.10%, 4/1/16	155,000	156,744
Seagate HDD Cayman, 4.75%, 6/1/23	170,000	178,978
		724,943
Textiles, Apparel and Luxury Goods — 0.5%
Hanesbrands, Inc., 6.375%, 12/15/20	269,000	286,821
L Brands, Inc., 6.90%, 7/15/17	250,000	277,188
PVH Corp., 4.50%, 12/15/22	140,000	142,800
		706,809
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 3.125%, 7/16/22	110,000	112,156
Sprint Communications, 6.00%, 12/1/16	285,000	298,075
Vodafone Group plc, 5.625%, 2/27/17	140,000	151,243
		561,474
TOTAL CORPORATE BONDS (Cost $48,855,792)		50,367,668
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 29.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 4.8%
FHLMC, VRN, 1.75%, 4/15/15	178,970	184,031
FHLMC, VRN, 1.84%, 4/15/15	390,748	403,412
FHLMC, VRN, 1.97%, 4/15/15	211,504	219,571
FHLMC, VRN, 1.98%, 4/15/15	228,928	237,155
FHLMC, VRN, 2.09%, 4/15/15	678,090	692,820

19

	Principal Amount	Value
FHLMC, VRN, 2.34%, 4/15/15	$531,167	$541,175
FHLMC, VRN, 2.56%, 4/15/15	123,854	131,429
FHLMC, VRN, 2.86%, 4/15/15	312,033	323,438
FHLMC, VRN, 3.24%, 4/15/15	116,789	124,711
FHLMC, VRN, 3.28%, 4/15/15	293,306	313,179
FHLMC, VRN, 3.78%, 4/15/15	365,249	386,767
FHLMC, VRN, 4.07%, 4/15/15	177,261	186,954
FHLMC, VRN, 5.23%, 4/15/15	196,988	209,226
FHLMC, VRN, 5.35%, 4/15/15	78,574	83,248
FHLMC, VRN, 5.78%, 4/15/15	350,260	372,309
FHLMC, VRN, 5.96%, 4/15/15	279,625	299,272
FHLMC, VRN, 6.12%, 4/15/15	146,668	157,175
FNMA, VRN, 1.94%, 4/25/15	175,944	185,302
FNMA, VRN, 2.31%, 4/25/15	95,925	103,454
FNMA, VRN, 2.71%, 4/25/15	508,159	525,121
FNMA, VRN, 3.68%, 4/25/15	298,261	315,161
FNMA, VRN, 3.93%, 4/25/15	228,690	244,567
FNMA, VRN, 5.07%, 4/25/15	213,345	229,485
		6,468,962
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 24.3%
FHLMC, 4.50%, 6/1/21	35,128	37,076
FHLMC, 5.50%, 1/1/38	20,976	23,559
FHLMC, 5.50%, 4/1/38	111,669	125,336
FHLMC, 6.50%, 7/1/47	711	790
FNMA, 3.00%, 4/14/15(3)	1,500,000	1,533,867
FNMA, 4.00%, 4/14/15(3)	3,450,000	3,689,276
FNMA, 4.50%, 4/14/15(3)	500,000	545,582
FNMA, 5.00%, 4/14/15(3)	2,000,000	2,224,312
FNMA, 5.50%, 4/14/15(3)	1,250,000	1,408,594
FNMA, 5.00%, 7/1/20	74,080	80,022
FNMA, 6.625%, 11/15/30	1,270,000	1,915,008
FNMA, 5.00%, 7/1/31	873,553	975,806
FNMA, 4.50%, 10/1/33	428,042	470,530
FNMA, 5.00%, 11/1/33	890,500	994,384
FNMA, 6.00%, 12/1/33	583,142	669,640
FNMA, 5.50%, 4/1/34	223,214	252,876
FNMA, 5.50%, 4/1/34	686,667	777,976
FNMA, 5.00%, 8/1/34	113,505	126,873
FNMA, 5.50%, 8/1/34	232,337	263,221
FNMA, 5.00%, 4/1/35	566,994	632,451
FNMA, 5.00%, 8/1/35	38,987	43,404
FNMA, 4.50%, 9/1/35	48,330	52,975
FNMA, 5.50%, 7/1/36	38,576	43,457
FNMA, 5.50%, 12/1/36	70,939	79,921
FNMA, 6.00%, 7/1/37	134,695	154,110
FNMA, 6.00%, 8/1/37	100,656	114,659
FNMA, 6.50%, 8/1/37	16,024	18,097

20

	Principal Amount	Value
FNMA, 6.00%, 9/1/37	$144,469	$164,888
FNMA, 6.00%, 11/1/37	168,082	193,566
FNMA, 5.00%, 3/1/38	250,173	277,887
FNMA, 6.50%, 9/1/38	194,840	223,843
FNMA, 5.50%, 1/1/39	300,908	338,650
FNMA, 5.00%, 2/1/39	548,208	611,927
FNMA, 4.50%, 4/1/39	169,179	187,792
FNMA, 4.50%, 5/1/39	408,841	457,251
FNMA, 6.50%, 5/1/39	8,679	10,162
FNMA, 4.50%, 10/1/39	665,473	738,752
FNMA, 4.00%, 10/1/40	630,359	685,314
FNMA, 4.50%, 11/1/40	579,062	642,002
FNMA, 4.00%, 8/1/41	901,520	978,348
FNMA, 4.50%, 9/1/41	600,296	658,161
FNMA, 3.50%, 5/1/42	757,162	798,476
FNMA, 3.50%, 6/1/42	835,580	883,316
FNMA, 3.50%, 9/1/42	775,193	817,559
FNMA, 6.50%, 8/1/47	2,763	3,086
FNMA, 6.50%, 8/1/47	4,206	4,698
FNMA, 6.50%, 9/1/47	4,284	4,788
FNMA, 6.50%, 9/1/47	352	393
FNMA, 6.50%, 9/1/47	1,608	1,796
FNMA, 6.50%, 9/1/47	2,336	2,611
FNMA, 6.50%, 9/1/47	624	697
GNMA, 3.00%, 4/22/15(3)	650,000	669,551
GNMA, 5.50%, 12/15/32	214,598	243,814
GNMA, 6.00%, 9/20/38	78,919	89,519
GNMA, 5.50%, 12/20/38	196,294	222,437
GNMA, 4.50%, 6/15/39	908,602	1,017,550
GNMA, 4.50%, 1/15/40	571,771	633,080
GNMA, 4.50%, 4/15/40	637,715	714,792
GNMA, 4.00%, 11/20/40	1,409,898	1,514,894
GNMA, 3.50%, 6/20/42	1,396,692	1,474,393
		32,519,795
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $37,806,994)		38,988,757
U.S. TREASURY SECURITIES — 14.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	350,000	414,613
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	2,410,000	2,702,400
U.S. Treasury Bonds, 3.00%, 11/15/44	600,000	657,610
U.S. Treasury Bonds, 2.50%, 2/15/45	350,000	347,047
U.S. Treasury Notes, VRN, 0.09%, 10/31/16	2,981,200	2,980,267
U.S. Treasury Notes, 1.00%, 2/15/18	10,250,000	10,290,836
U.S. Treasury Notes, 1.25%, 1/31/20	550,000	547,078
U.S. Treasury Notes, 1.375%, 2/29/20	1,000,000	1,000,391
TOTAL U.S. TREASURY SECURITIES (Cost $18,502,450)		18,940,242

21

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 8.8%
Private Sponsor Collateralized Mortgage Obligations — 7.7%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	$132,512	$98,180
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	270,636	280,317
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	56,012	56,685
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	285,784	297,640
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	274,003	241,689
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 4/1/15	191,968	192,098
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.36%, 4/1/15	412,033	411,777
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 4/1/15	131,074	130,210
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	461,857	452,620
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	251,253	266,138
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	4,244	4,167
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	17,832	17,419
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.47%, 4/1/15	44,731	44,329
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.24%, 4/1/15	204,052	202,620
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.07%, 4/1/15	200,310	192,071
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.58%, 4/1/15	294,949	257,856
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 4/1/15	360,463	362,483
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.53%, 4/1/15	184,068	183,478
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 4/1/15	656,825	624,488
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.93%, 4/1/15	81,311	83,260
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.67%, 4/1/15	208,631	213,041
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS SEQ, 3.21%, 2/15/46	400,000	410,466
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/15	119,837	120,528
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.41%, 4/1/15	245,989	246,184
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	118,320	126,509
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.62%, 4/1/15	160,788	162,047
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	124,059	120,518
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	33,753	34,928

22

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	$434,247	$446,803
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	478,958	474,422
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	118,317	118,483
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.62%, 4/1/15	275,104	269,542
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.61%, 4/1/15	314,914	299,071
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.60%, 4/1/15	167,214	155,255
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.49%, 4/1/15	421,165	395,074
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.54%, 4/1/15	187,654	182,700
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.69%, 4/1/15	367,742	347,882
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	148,139	146,167
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	360,181	356,481
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	443,835	461,431
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	107,799	111,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	174,748	181,043
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	304,821	313,098
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	29,244	30,259
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.13%, 4/1/15	157,618	157,274
		10,280,439
U.S. Government Agency Collateralized Mortgage Obligations — 1.1%
FHLMC, Series 2684, Class FP, VRN, 0.67%, 4/15/15	123,578	124,046
FHLMC, Series 3397, Class GF, VRN, 0.67%, 4/15/15	227,242	229,795
FNMA, Series 2006-43, Class FM, VRN, 0.47%, 4/25/15	73,695	73,883
FNMA, Series 2007-36, Class FB, VRN, 0.57%, 4/25/15	354,674	357,212
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	674,692	674,710
		1,459,646
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,595,134)		11,740,085
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 5.9%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/15	200,000	204,258
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	450,000	470,176
COMM Mortgage Trust, Series 2015-3BP, Class D, VRN, 3.24%, 4/1/15(1)	400,000	386,905
COMM Mortgage Trust, Series 2015-CR22, Class B, 3.93%, 3/10/48	400,000	417,637
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.98%, 4/15/15(1)	400,000	393,228

23

		Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/15		$400,000	$440,324
Commercial Mortgage Trust, Series 2014-CR15, Class B, VRN, 4.72%, 4/1/15		370,000	421,459
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/15		625,000	683,052
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class B, 4.05%, 4/10/34(1)		400,000	433,218
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48		125,000	131,694
GS Mortgage Securities Corp. Trust, Series 2012-ALOHA, Class C, VRN, 4.13%, 4/1/15(1)		375,000	403,501
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/15(1)		350,000	363,830
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/15		320,000	346,980
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46		150,000	167,257
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46		300,000	337,095
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.01%, 4/1/15		260,000	286,025
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.125%, 4/15/15(1)		825,000	827,892
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31		64,434	65,604
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/15		576,000	583,025
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45		256,000	268,448
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(1)		325,000	337,064
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,712,099)			7,968,672
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.6%
Brazil — 0.1%
Brazilian Government International Bond, 4.875%, 1/22/21		190,000	200,450
Chile — 0.2%
Chile Government International Bond, 3.25%, 9/14/21		120,000	128,100
Chile Government International Bond, 3.625%, 10/30/42		100,000	98,750
			226,850
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		330,000	350,955
Italy — 0.1%
Italy Government International Bond, 6.875%, 9/27/23		80,000	104,201
Mexico — 0.3%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		250,000	286,250
Mexico Government International Bond, MTN, 4.75%, 3/8/44		130,000	137,150
			423,400
Norway — 1.7%
Norway Government Bond, 3.75%, 5/25/21	NOK	16,000,000	2,282,507
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50		$90,000	110,250

24

	Principal Amount	Value
Philippines — 0.3%
Philippine Government International Bond, 4.00%, 1/15/21	$200,000	$219,449
Philippine Government International Bond, 6.375%, 10/23/34	100,000	140,625
		360,074
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21	60,000	69,078
Poland Government International Bond, 3.00%, 3/17/23	100,000	102,900
		171,978
South Africa — 0.1%
South Africa Government International Bond, 4.67%, 1/17/24	100,000	106,250
South Korea — 0.2%
Export-Import Bank of Korea, 3.75%, 10/20/16	110,000	114,351
Korea Development Bank (The), 3.25%, 3/9/16	100,000	102,063
Korea Development Bank (The), 4.00%, 9/9/16	70,000	72,927
		289,341
Turkey — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23	200,000	189,928
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45	80,000	76,000
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $5,335,468)		4,892,184
MUNICIPAL SECURITIES — 3.0%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	65,000	83,632
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	150,000	211,471
California GO, (Building Bonds), 6.65%, 3/1/22	40,000	49,778
California GO, (Building Bonds), 7.55%, 4/1/39	130,000	203,518
California GO, (Building Bonds), 7.30%, 10/1/39	10,000	14,940
California GO, (Building Bonds), 7.60%, 11/1/40	25,000	40,227
Illinois GO, 5.88%, 3/1/19	55,000	61,584
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	120,000	122,490
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	25,000	28,586
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	45,000	51,168
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	10,000	12,841
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	50,000	64,761
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	80,000	112,673
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	50,000	71,236
Missouri Highway & Transit Commission Rev., (Building Bonds), 5.45%, 5/1/33	50,000	62,371
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	40,000	58,858
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	80,000	93,662
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	40,000	52,910
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	65,000	83,197

25

	Principal Amount	Value
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	$75,000	$89,950
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	1,470,000	860,582
Puerto Rico GO, Series 2014 A, (Public Improvement), 8.00%, 7/1/35	855,000	703,768
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	175,000	225,517
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	150,000	196,390
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	85,000	104,313
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	50,000	68,078
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	65,278
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	100,000	125,240
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	90,000	112,685
TOTAL MUNICIPAL SECURITIES (Cost $3,701,111)		4,031,704
ASSET-BACKED SECURITIES(2) — 2.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	250,000	249,934
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	387,869	387,776
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	219,626	219,672
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.73%, 4/10/15(1)	384,484	384,661
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	109,080	110,073
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	398,606	396,372
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	375,000	375,576
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	284,507	285,901
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	275,000	276,461
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	97,088	100,729
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(1)	250,000	250,284
TOTAL ASSET-BACKED SECURITIES (Cost $3,034,936)		3,037,439
TEMPORARY CASH INVESTMENTS — 2.5%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(5)	3,351,000	3,350,991
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $177), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $173)		173
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,351,173)		3,351,164
TOTAL INVESTMENT SECURITIES — 106.8% (Cost $139,895,157)		143,317,915
OTHER ASSETS AND LIABILITIES(6) — (6.8)%		(9,158,850)
TOTAL NET ASSETS — 100.0%		$134,159,065

26

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	820,000	USD	628,497	Barclays Bank plc	4/30/15	$(4,952)
USD	500,141	AUD	649,757	UBS AG	4/30/15	6,052
BRL	1,257,182	USD	447,396	UBS AG	4/30/15	(56,209)
BRL	709,060	USD	220,000	UBS AG	4/30/15	632
USD	24,528	BRL	68,924	UBS AG	4/30/15	3,082
USD	520,000	BRL	1,477,580	UBS AG	4/30/15	60,234
USD	360,000	BRL	1,046,880	UBS AG	4/30/15	34,251
CAD	134,408	USD	108,179	Westpac Group	4/30/15	(2,095)
USD	480,000	CAD	599,911	State Street Bank and Trust	4/30/15	6,512
USD	70,919	CHF	65,076	Westpac Group	4/30/15	3,880
CLP	521,555,559	USD	830,172	UBS AG	4/30/15	3,117
USD	659,054	CLP	417,510,677	UBS AG	4/30/15	(8,003)
USD	169,043	CLP	106,159,004	Westpac Group	4/30/15	(567)
CNY	7,507,150	USD	1,209,660	Westpac Group	4/30/15	9,956
CNY	3,693,300	USD	600,000	Westpac Group	4/30/15	16
USD	1,291,614	CNY	8,015,756	Westpac Group	4/30/15	(10,630)
COP	8,699,548	USD	3,614	UBS AG	4/30/15	(279)
COP	231,040,011	USD	95,987	UBS AG	4/30/15	(7,399)
COP	521,800,000	USD	200,000	UBS AG	4/30/15	75
USD	130,223	COP	310,803,234	UBS AG	4/30/15	11,051
USD	380,000	COP	969,000,000	UBS AG	4/30/15	8,455
CZK	15,582,336	USD	620,000	Barclays Bank plc	4/30/15	(11,953)
USD	300,000	CZK	7,373,160	Barclays Bank plc	4/30/15	12,288
USD	29,028	CZK	700,286	JPMorgan Chase Bank N.A.	4/30/15	1,701
USD	220,000	CZK	5,408,942	JPMorgan Chase Bank N.A.	4/30/15	8,935
USD	280,000	CZK	6,911,137	JPMorgan Chase Bank N.A.	4/30/15	10,317
EUR	860,000	USD	934,992	JPMorgan Chase Bank N.A.	4/30/15	(9,938)
EUR	1,301,840	USD	1,370,024	UBS AG	4/30/15	30,293
EUR	820,000	USD	935,299	Westpac Group	4/30/15	(53,270)
USD	718,810	EUR	640,000	Barclays Bank plc	4/30/15	30,397
USD	228,950	EUR	211,481	Barclays Bank plc	4/30/15	1,471
USD	228,137	EUR	200,000	Deutsche Bank	4/30/15	13,009
USD	371,443	EUR	340,000	JPMorgan Chase Bank N.A.	4/30/15	5,724
USD	4,269,290	EUR	3,715,408	UBS AG	4/30/15	272,832
GBP	180,000	USD	278,123	Deutsche Bank	4/30/15	(11,160)
GBP	260,000	USD	400,227	State Street Bank and Trust	4/30/15	(14,614)
GBP	240,000	USD	369,471	Westpac Group	4/30/15	(13,521)
USD	323,959	GBP	220,000	Barclays Bank plc	4/30/15	(2,329)
USD	326,870	GBP	220,000	Deutsche Bank	4/30/15	582
USD	548,226	GBP	360,000	JPMorgan Chase Bank N.A.	4/30/15	14,300
USD	1,721,793	GBP	1,135,955	UBS AG	4/30/15	37,026
HUF	123,873,302	USD	440,000	Barclays Bank plc	4/30/15	3,024
HUF	88,915,520	USD	320,000	Barclays Bank plc	4/30/15	(2,000)
HUF	26,455,887	USD	98,262	JPMorgan Chase Bank N.A.	4/30/15	(3,645)
USD	760,000	HUF	210,470,930	State Street Bank and Trust	4/30/15	7,265
IDR	1,929,837,163	USD	146,501	Westpac Group	4/30/15	(183)
USD	122,153	IDR	1,568,639,965	Westpac Group	4/30/15	3,220
ILS	1,630,400	USD	416,059	Barclays Bank plc	4/30/15	(6,349)
27

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	2,483,027	USD	640,000	JPMorgan Chase Bank N.A.	4/30/15	$(16,030)
USD	74,630	ILS	290,103	JPMorgan Chase Bank N.A.	4/30/15	1,728
USD	960,000	ILS	3,793,852	State Street Bank and Trust	4/30/15	6,627
INR	18,789,000	USD	300,000	UBS AG	4/30/15	536
INR	3,990,300	USD	63,845	Westpac Group	4/30/15	(19)
INR	51,722,000	USD	827,552	Westpac Group	4/30/15	(242)
INR	46,035,400	USD	740,000	Westpac Group	4/30/15	(3,649)
USD	720,000	INR	45,367,200	UBS AG	4/30/15	(5,663)
USD	660,000	INR	41,467,800	UBS AG	4/30/15	(3,291)
JPY	37,934,400	USD	319,264	Barclays Bank plc	4/30/15	(2,851)
JPY	113,574,936	USD	940,000	State Street Bank and Trust	4/30/15	7,335
JPY	64,816,146	USD	540,000	UBS AG	4/30/15	635
USD	1,020,814	JPY	119,676,013	JPMorgan Chase Bank N.A.	4/30/15	22,589
USD	840,000	JPY	100,695,000	State Street Bank and Trust	4/30/15	97
USD	800,000	JPY	96,583,360	Westpac Group	4/30/15	(5,607)
KRW	531,984,000	USD	480,000	UBS AG	4/30/15	(875)
KRW	560,299,996	USD	514,509	Westpac Group	4/30/15	(9,881)
KRW	629,405,148	USD	577,966	Westpac Group	4/30/15	(11,100)
KRW	242,185,944	USD	220,000	Westpac Group	4/30/15	(1,878)
USD	920,000	KRW	1,016,830,000	UBS AG	4/30/15	4,204
USD	400,000	KRW	446,920,000	UBS AG	4/30/15	(2,513)
MXN	8,922,620	USD	600,000	Barclays Bank plc	4/30/15	(15,999)
MXN	11,435,122	USD	760,000	Barclays Bank plc	4/30/15	(11,552)
MXN	10,082,842	USD	673,019	JPMorgan Chase Bank N.A.	4/30/15	(13,080)
MXN	4,201,364	USD	280,000	JPMorgan Chase Bank N.A.	4/30/15	(5,014)
USD	1,000,000	MXN	15,030,078	Barclays Bank plc	4/30/15	16,256
USD	1,175,608	MXN	17,366,754	JPMorgan Chase Bank N.A.	4/30/15	38,925
MYR	2,152,255	USD	602,282	UBS AG	4/30/15	(23,480)
MYR	1,109,100	USD	300,000	UBS AG	4/30/15	(1,732)
MYR	1,174,080	USD	320,000	UBS AG	4/30/15	(4,257)
MYR	3,692,620	USD	1,025,158	Westpac Group	4/30/15	(32,108)
USD	580,000	MYR	2,132,950	UBS AG	4/30/15	6,390
USD	1,502,939	MYR	5,413,585	Westpac Group	4/30/15	47,073
USD	146,501	MYR	524,319	Westpac Group	4/30/15	5,497
NOK	2,357,493	USD	300,000	Barclays Bank plc	4/30/15	(7,556)
NOK	3,345,695	USD	420,000	State Street Bank and Trust	4/30/15	(4,970)
USD	2,519,961	NOK	18,958,422	Deutsche Bank	4/30/15	168,190
USD	680,000	NOK	5,636,268	State Street Bank and Trust	4/30/15	(19,173)
NZD	668,363	USD	503,211	Barclays Bank plc	4/30/15	(4,900)
NZD	680,000	USD	518,267	State Street Bank and Trust	4/30/15	(11,280)
USD	103,497	NZD	136,286	Barclays Bank plc	4/30/15	1,886
USD	392,508	NZD	535,595	UBS AG	4/30/15	(6,815)
PEN	434,779	USD	140,796	UBS AG	4/30/15	(1,036)
PEN	1,526,852	USD	494,127	UBS AG	4/30/15	(3,320)
USD	179,057	PEN	556,414	UBS AG	4/30/15	197
USD	440,000	PEN	1,377,640	UBS AG	4/30/15	(2,843)
PHP	7,573,103	USD	169,024	UBS AG	4/30/15	312
PHP	56,812,100	USD	1,287,672	Westpac Group	4/30/15	(17,342)
USD	748,783	PHP	33,545,478	UBS AG	4/30/15	(1,301)

28

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	492,491	PHP	21,728,700	Westpac Group	4/30/15	$6,633
USD	200,000	PHP	8,827,000	Westpac Group	4/30/15	2,627
PLN	783,837	USD	211,612	Barclays Bank plc	4/30/15	(4,963)
PLN	2,663,242	USD	716,227	Barclays Bank plc	4/30/15	(14,096)
PLN	2,289,887	USD	623,907	JPMorgan Chase Bank N.A.	4/30/15	(20,206)
PLN	1,074,119	USD	286,040	JPMorgan Chase Bank N.A.	4/30/15	(2,862)
USD	748,783	PLN	2,776,787	Barclays Bank plc	4/30/15	16,717
USD	499,358	PLN	1,815,014	JPMorgan Chase Bank N.A.	4/30/15	20,851
USD	162,779	PLN	603,775	JPMorgan Chase Bank N.A.	4/30/15	3,601
USD	420,000	PLN	1,578,276	JPMorgan Chase Bank N.A.	4/30/15	3,907
RUB	23,400,000	USD	400,000	UBS AG	4/30/15	(3,011)
USD	200,000	RUB	11,670,000	State Street Bank and Trust	4/30/15	2,015
USD	383,802	SEK	3,143,500	JPMorgan Chase Bank N.A.	4/30/15	18,649
SGD	1,108,361	USD	813,894	Barclays Bank plc	4/30/15	(6,777)
USD	211,612	SGD	288,328	UBS AG	4/30/15	1,649
USD	652,597	SGD	879,635	Westpac Group	4/30/15	12,040
THB	22,966,000	USD	700,567	Westpac Group	4/30/15	4,362
TRY	854,816	USD	320,000	JPMorgan Chase Bank N.A.	4/30/15	6,383
USD	626,997	TRY	1,528,015	JPMorgan Chase Bank N.A.	4/30/15	43,576
USD	320,000	TRY	825,135	JPMorgan Chase Bank N.A.	4/30/15	4,950
TWD	21,529,207	USD	685,425	Westpac Group	4/30/15	3,788
USD	721,382	TWD	22,658,600	Westpac Group	4/30/15	(3,986)
ZAR	2,359,744	USD	200,000	Barclays Bank plc	4/30/15	(6,335)
ZAR	7,278,304	USD	620,000	Barclays Bank plc	4/30/15	(22,667)
ZAR	1,265,919	USD	109,758	Deutsche Bank	4/30/15	(5,863)
USD	780,000	ZAR	9,268,836	State Street Bank and Trust	4/30/15	19,303
						$538,006

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$2,600,000	Sell	5.00%	6/20/20	3.43%	$7,651	$188,061

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

29

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Nuevo Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand
†    Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $10,080,800, which represented 7.5% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Forward commitment. Settlement date is indicated.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on swap agreements. At the period end, the aggregate value of securities pledged was $145,749.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.
See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $139,895,157)	$143,317,915
Receivable for investments sold	160,858
Receivable for capital shares sold	105,339
Receivable for variation margin on swap agreements	2,882
Unrealized appreciation on forward foreign currency exchange contracts	1,099,225
Interest receivable	1,035,676
145,721,895

Liabilities
Disbursements in excess of demand deposit cash	24,649
Payable for investments purchased	10,626,041
Payable for capital shares redeemed	248,253
Unrealized depreciation on forward foreign currency exchange contracts	561,219
Accrued management fees	73,029
Distribution and service fees payable	16,504
Dividends payable	13,135
11,562,830

Net Assets	$134,159,065

Net Assets Consist of:
Capital paid in	$131,609,763
Undistributed net investment income	1,102,194
Accumulated net realized loss	(2,503,198)
Net unrealized appreciation	3,950,306
$134,159,065

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$90,250,966	8,192,311	$11.02
Institutional Class	$1,051,023	95,404	$11.02
A Class	$29,531,740	2,680,246	$11.02*
C Class	$10,563,228	958,994	$11.01
R Class	$2,762,108	250,777	$11.01
*Maximum offering price $11.54 (net asset value divided by 0.955).

See Notes to Financial Statements.

31

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$4,521,817

Expenses:
Management fees	920,264
Distribution and service fees:
A Class	80,274
C Class	115,622
R Class	13,109
Trustees' fees and expenses	8,135
Other expenses	352
1,137,756

Net investment income (loss)	3,384,061

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	853,212
Futures contract transactions	(365,376)
Swap agreement transactions	54,352
Foreign currency transactions	1,836,597
2,378,785

Change in net unrealized appreciation (depreciation) on:
Investments	1,177,732
Futures contracts	(40,637)
Swap agreements	7,651
Translation of assets and liabilities in foreign currencies	887,411
2,032,157

Net realized and unrealized gain (loss)	4,410,942

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,795,003

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$3,384,061	$4,524,983
Net realized gain (loss)	2,378,785	(1,386,803)
Change in net unrealized appreciation (depreciation)	2,032,157	(7,085,272)
Net increase (decrease) in net assets resulting from operations	7,795,003	(3,947,092)

Distributions to Shareholders
From net investment income:
Investor Class	(2,938,287)	(3,629,020)
Institutional Class	(60,127)	(116,143)
A Class	(911,975)	(1,647,171)
C Class	(242,105)	(314,112)
R Class	(68,165)	(49,603)
From net realized gains:
Investor Class	—	(800,927)
Institutional Class	—	(20,562)
A Class	—	(350,966)
C Class	—	(103,253)
R Class	—	(14,255)
Decrease in net assets from distributions	(4,220,659)	(7,046,012)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(39,667,967)	(123,515,822)

Net increase (decrease) in net assets	(36,093,623)	(134,508,926)

Net Assets
Beginning of period	170,252,688	304,761,614
End of period	$134,159,065	$170,252,688

Undistributed net investment income	$1,102,194	$320,938

See Notes to Financial Statements.

33

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

34

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

35

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.65% for the Investor Class, A Class, C Class and R Class and 0.45% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

36

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $177,149,187, of which $152,008,059 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $220,366,419, of which $170,728,867 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,981,484	$21,559,285	3,435,554	$37,366,194
Issued in reinvestment of distributions	253,414	2,762,617	381,574	4,118,478
Redeemed	(4,223,922)	(45,900,548)	(8,691,869)	(94,155,357)
	(1,989,024)	(21,578,646)	(4,874,741)	(52,670,685)
Institutional Class
Sold	20,270	221,241	21,740	239,575
Issued in reinvestment of distributions	5,527	60,127	12,626	136,705
Redeemed	(177,475)	(1,925,147)	(497,945)	(5,450,660)
	(151,678)	(1,643,779)	(463,579)	(5,074,380)
A Class
Sold	730,111	7,955,328	1,478,357	16,149,461
Issued in reinvestment of distributions	81,845	892,110	178,151	1,925,410
Redeemed	(2,064,464)	(22,420,990)	(6,904,042)	(74,779,705)
	(1,252,508)	(13,573,552)	(5,247,534)	(56,704,834)
C Class
Sold	117,473	1,281,348	246,421	2,695,531
Issued in reinvestment of distributions	18,597	202,655	30,849	332,366
Redeemed	(460,914)	(5,004,949)	(1,113,501)	(12,025,589)
	(324,844)	(3,520,946)	(836,231)	(8,997,692)
R Class
Sold	111,574	1,208,086	59,638	644,149
Issued in reinvestment of distributions	6,223	67,840	5,868	63,222
Redeemed	(57,459)	(626,970)	(71,666)	(775,602)
	60,338	648,956	(6,160)	(68,231)
Net increase (decrease)	(3,657,716)	$(39,667,967)	(11,428,245)	$(123,515,822)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities, unrealized appreciation (depreciation) on swap agreements and unrealized appreciation (depreciation) on forward foreign currency exchange contracts were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,574,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $63,587,395.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 59 contracts.

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Value of Derivative Instruments as of March 31, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$2,882	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,099,225	Unrealized depreciation on forward foreign currency exchange contracts	$561,219
		$1,102,107		$561,219

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$54,352	Change in net unrealized appreciation (depreciation) on swap agreements	$7,651
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,864,029	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	913,096
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(365,376)	Change in net unrealized appreciation (depreciation) on futures contracts	(40,637)
		$1,553,005		$880,110

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$4,220,659	$6,016,183
Long-term capital gains	—	$1,029,829

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to paydowns and foreign currency gains and losses, were made to undistributed net investment income $1,617,854 and accumulated net realized loss $(1,617,854).

39

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$139,895,453
Gross tax appreciation of investments	$5,087,720
Gross tax depreciation of investments	(1,665,258)
Net tax appreciation (depreciation) of investments	3,422,462
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(6,022)
Net tax appreciation (depreciation)	$3,416,440
Other book-to-tax adjustments	$(24,617)
Undistributed ordinary income	$1,532,092
Accumulated short-term capital losses	$(2,374,613)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

40

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.75	0.27	0.34	0.61	(0.34)	—	(0.34)	$11.02	5.73%	0.65%	2.51%	119%	$90,251
2014	$11.18	0.23	(0.30)	(0.07)	(0.29)	(0.07)	(0.36)	$10.75	(0.56)%	0.65%	2.15%	130%	$109,463
2013	$11.05	0.22	0.28	0.50	(0.27)	(0.10)	(0.37)	$11.18	4.48%	0.65%	1.98%	137%	$168,301
2012	$10.68	0.34	0.51	0.85	(0.41)	(0.07)	(0.48)	$11.05	8.04%	0.66%	3.12%	91%	$121,763
2011	$10.58	0.35	0.22	0.57	(0.38)	(0.09)	(0.47)	$10.68	5.42%	0.66%	3.26%	96%	$70,442
Institutional Class
2015	$10.75	0.30	0.33	0.63	(0.36)	—	(0.36)	$11.02	5.94%	0.45%	2.71%	119%	$1,051
2014	$11.18	0.25	(0.29)	(0.04)	(0.32)	(0.07)	(0.39)	$10.75	(0.36)%	0.45%	2.35%	130%	$2,656
2013	$11.04	0.25	0.28	0.53	(0.29)	(0.10)	(0.39)	$11.18	4.78%	0.45%	2.18%	137%	$7,942
2012	$10.67	0.36	0.51	0.87	(0.43)	(0.07)	(0.50)	$11.04	8.26%	0.46%	3.32%	91%	$8,195
2011	$10.58	0.37	0.21	0.58	(0.40)	(0.09)	(0.49)	$10.67	5.53%	0.46%	3.46%	96%	$2,642
A Class
2015	$10.75	0.25	0.33	0.58	(0.31)	—	(0.31)	$11.02	5.46%	0.90%	2.26%	119%	$29,532
2014	$11.18	0.20	(0.29)	(0.09)	(0.27)	(0.07)	(0.34)	$10.75	(0.81)%	0.90%	1.90%	130%	$42,286
2013	$11.05	0.19	0.28	0.47	(0.24)	(0.10)	(0.34)	$11.18	4.22%	0.90%	1.73%	137%	$102,626
2012	$10.67	0.31	0.52	0.83	(0.38)	(0.07)	(0.45)	$11.05	7.87%	0.91%	2.87%	91%	$75,579
2011	$10.58	0.33	0.20	0.53	(0.35)	(0.09)	(0.44)	$10.67	5.06%	0.91%	3.01%	96%	$45,424

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$10.75	0.16	0.33	0.49	(0.23)	—	(0.23)	$11.01	4.58%	1.65%	1.51%	119%	$10,563
2014	$11.18	0.12	(0.29)	(0.17)	(0.19)	(0.07)	(0.26)	$10.75	(1.55)%	1.65%	1.15%	130%	$13,801
2013	$11.04	0.11	0.28	0.39	(0.15)	(0.10)	(0.25)	$11.18	3.54%	1.65%	0.98%	137%	$23,695
2012	$10.67	0.23	0.51	0.74	(0.30)	(0.07)	(0.37)	$11.04	6.97%	1.66%	2.12%	91%	$18,505
2011	$10.58	0.25	0.20	0.45	(0.27)	(0.09)	(0.36)	$10.67	4.28%	1.66%	2.26%	96%	$15,002
R Class
2015	$10.75	0.22	0.32	0.54	(0.28)	—	(0.28)	$11.01	5.11%	1.15%	2.01%	119%	$2,762
2014	$11.18	0.18	(0.30)	(0.12)	(0.24)	(0.07)	(0.31)	$10.75	(1.06)%	1.15%	1.65%	130%	$2,047
2013	$11.04	0.17	0.28	0.45	(0.21)	(0.10)	(0.31)	$11.18	4.05%	1.15%	1.48%	137%	$2,197
2012	$10.67	0.29	0.51	0.80	(0.36)	(0.07)	(0.43)	$11.04	7.50%	1.16%	2.62%	91%	$1,892
2011	$10.58	0.30	0.21	0.51	(0.33)	(0.09)	(0.42)	$10.67	4.80%	1.16%	2.76%	96%	$1,359

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

43

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

45

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

46

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85522 1505

ANNUAL REPORT	MARCH 31, 2015

Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	5.47%	4.37%	5.05%	4.85%	12/3/01
Barclays U.S. Aggregate Bond Index	—	5.72%	4.41%	4.92%	5.00%	—
Institutional Class	ACBPX	5.68%	4.58%	5.26%	5.65%	4/1/93
A Class(1)	ADFAX					12/3/01
No sales charge*		5.30%	4.13%	4.80%	4.60%
With sales charge*		0.59%	3.18%	4.31%	4.24%
B Class	CDBBX					1/31/03
No sales charge*		4.42%	3.33%	4.01%	3.68%
With sales charge*		0.42%	3.16%	4.01%	3.68%
C Class	CDBCX	4.42%	3.33%	4.01%	3.69%	1/31/03
R Class	ADVRX	4.94%	3.87%	—	4.50%	7/29/05
R6 Class	ADDVX	5.73%	—	—	4.84%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $16,373

Barclays U.S. Aggregate Bond Index — $16,174

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.60%	0.40%	0.85%	1.60%	1.60%	1.10%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond advanced 5.47%* for the 12 months ended March 31, 2015. The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.72%. Fund returns reflect operating expenses, while index returns do not.

Diversified Bond’s absolute return reflected the positive backdrop for investment-grade U.S. bonds during the 12-month period. The main detractor relative to the benchmark was a shorter-than-benchmark duration (less price sensitivity to interest rate changes).

U.S. Bonds Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. All investment-grade bond sectors advanced, with corporate bonds—supported by investor demand for yield and relatively healthy corporate fundamentals—outperforming Treasuries and the bond market average. Mortgage-backed securities (MBS) also outperformed Treasuries as the Fed’s QE and a favorable supply/demand backdrop fueled gains. High-yield corporate bonds advanced, but they were among the bond market’s lowest performers due to heightened volatility and a sharp sell-off in the energy sector during the second half of 2014.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Interest Rate Expectations Prompted Shorter Duration Position

In late 2013, when the Fed indicated it would begin tapering its QE program in January 2014, we began shortening the portfolio’s duration, expecting the Fed’s reduced bond buying would lead to a “normalization” of U.S. interest rates. But instead of normalizing, interest rates declined, and the portfolio’s shorter duration, which we maintained throughout the fiscal year, led to underperformance. We used U.S. Treasury futures contracts at times as part of this strategy. With global factors extending the timetable for interest rate normalization, we lengthened the portfolio’s duration late in the period, though it remained shorter than the benchmark’s.

Corporate, MBS, Non-Dollar Positions Aided Performance

We continued to underweight U.S. Treasuries and government agencies relative to the benchmark in favor of the corporate credit and securitized sectors. This strategy aided performance because MBS spreads (yield differences compared with comparable-maturity Treasuries) narrowed, and our investment-grade corporate credit security selection was favorable. Security selection also contributed within the securitized sector, where our preference for non-agency MBS, including commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs), along with asset-backed securities (ABS) and traditional pass-though MBS, helped performance. Meanwhile, a small, out-of-benchmark position in high-yield corporate bonds slightly detracted from performance, as high-yield securities underperformed during the period.

The portfolio’s out-of-benchmark allocation to non-U.S.-dollar-denominated securities also contributed to relative performance. We used forward foreign currency exchange contracts as part of this positioning. The portfolio held a mix of dollar-hedged European bonds (including positions in European banks) that benefited from falling interest rates in Europe. In the second half of the period, we began focusing on the European financial sector to take advantage of the anticipated QE program from the European Central Bank. In the first quarter of 2015, we took profits in our position in Spain, which reduced the portfolio’s overall non-dollar allocation.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment. But we also believe weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. rate normalization. Accordingly, we plan to tactically manage duration while continuing to overweight positions in the corporate and securitized sectors relative to Treasuries. We also believe conditions in Europe, including weak growth and central bank policy, warrant continued investment in select European bonds.

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	5.2 years
Weighted Average Life	7.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	31.9%
Corporate Bonds	30.7%
U.S. Government Agency Mortgage-Backed Securities	28.2%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	5.1%
Asset-Backed Securities	4.0%
Sovereign Governments and Agencies	2.7%
Municipal Securities	1.3%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(12.7)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,031.70	$3.04	0.60%
Institutional Class	$1,000	$1,032.80	$2.03	0.40%
A Class	$1,000	$1,031.40	$4.30	0.85%
B Class	$1,000	$1,026.60	$8.08	1.60%
C Class	$1,000	$1,026.60	$8.08	1.60%
R Class	$1,000	$1,030.10	$5.57	1.10%
R6 Class	$1,000	$1,033.00	$1.77	0.35%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
B Class	$1,000	$1,016.95	$8.05	1.60%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. TREASURY SECURITIES — 31.9%
U.S. Treasury Bonds, 10.625%, 8/15/15	$19,570,000	$20,335,989
U.S. Treasury Bonds, 3.50%, 2/15/39	36,800,000	43,593,611
U.S. Treasury Bonds, 4.375%, 11/15/39	21,250,000	28,652,629
U.S. Treasury Bonds, 4.625%, 2/15/40	23,250,000	32,482,784
U.S. Treasury Bonds, 4.375%, 5/15/41	11,500,000	15,684,919
U.S. Treasury Bonds, 2.75%, 11/15/42	19,500,000	20,281,521
U.S. Treasury Bonds, 2.875%, 5/15/43	6,000,000	6,397,968
U.S. Treasury Bonds, 3.125%, 8/15/44	46,650,000	52,309,951
U.S. Treasury Bonds, 3.00%, 11/15/44	9,800,000	10,740,957
U.S. Treasury Bonds, 2.50%, 2/15/45	5,900,000	5,850,216
U.S. Treasury Notes, VRN, 0.09%, 4/7/15	256,243,800	256,163,596
U.S. Treasury Notes, 0.375%, 11/15/15(1)	10,000,000	10,010,160
U.S. Treasury Notes, 2.125%, 12/31/15	4,000,000	4,056,248
U.S. Treasury Notes, 0.375%, 1/15/16	20,000,000	20,021,880
U.S. Treasury Notes, 0.50%, 6/15/16	10,000,000	10,016,410
U.S. Treasury Notes, 1.50%, 6/30/16	15,000,000	15,208,590
U.S. Treasury Notes, 0.875%, 11/30/16	16,500,000	16,608,273
U.S. Treasury Notes, 0.875%, 2/28/17	10,000,000	10,062,500
U.S. Treasury Notes, 0.50%, 7/31/17	43,000,000	42,835,396
U.S. Treasury Notes, 2.375%, 7/31/17	38,600,000	40,122,886
U.S. Treasury Notes, 0.75%, 10/31/17	7,550,000	7,548,822
U.S. Treasury Notes, 1.875%, 10/31/17	38,600,000	39,703,728
U.S. Treasury Notes, 0.875%, 1/31/18	42,000,000	42,036,078
U.S. Treasury Notes, 1.00%, 2/15/18	328,500,000	329,808,744
U.S. Treasury Notes, 1.00%, 3/15/18	144,250,000	144,768,435
U.S. Treasury Notes, 2.625%, 4/30/18	7,700,000	8,098,236
U.S. Treasury Notes, 1.00%, 5/31/18	40,640,000	40,684,460
U.S. Treasury Notes, 1.375%, 6/30/18	15,360,000	15,549,604
U.S. Treasury Notes, 1.375%, 11/30/18	35,000,000	35,336,315
U.S. Treasury Notes, 1.75%, 9/30/19	65,000,000	66,244,165
U.S. Treasury Notes, 1.50%, 11/30/19	50,900,000	51,281,750
U.S. Treasury Notes, 1.625%, 12/31/19	50,000,000	50,628,900
U.S. Treasury Notes, 1.25%, 1/31/20	21,400,000	21,286,323
U.S. Treasury Notes, 1.375%, 2/29/20	132,000,000	132,051,612
U.S. Treasury Notes, 1.375%, 3/31/20	21,900,000	21,905,125
U.S. Treasury Notes, 2.00%, 10/31/21	27,150,000	27,701,471
TOTAL U.S. TREASURY SECURITIES (Cost $1,656,744,329)		1,696,070,252
CORPORATE BONDS — 30.7%
Aerospace and Defense — 0.2%
Lockheed Martin Corp., 7.65%, 5/1/16	1,700,000	1,825,849
Lockheed Martin Corp., 4.25%, 11/15/19	1,990,000	2,188,009
Lockheed Martin Corp., 3.80%, 3/1/45	1,430,000	1,427,998

		Principal Amount	Value
United Technologies Corp., 6.125%, 2/1/19		$2,660,000	$3,100,065
United Technologies Corp., 6.05%, 6/1/36		1,868,000	2,477,506
United Technologies Corp., 4.50%, 6/1/42		2,010,000	2,238,694
			13,258,121
Auto Components — 0.1%
Schaeffler Finance BV, 4.25%, 5/15/21(2)		3,100,000	3,100,000
Tenneco, Inc., 6.875%, 12/15/20		2,220,000	2,364,300
			5,464,300
Automobiles — 0.7%
American Honda Finance Corp., 1.50%, 9/11/17(2)		1,530,000	1,541,288
Daimler Finance North America LLC, 1.30%, 7/31/15(2)		3,000,000	3,008,208
Daimler Finance North America LLC, 2.625%, 9/15/16(2)		3,000,000	3,066,681
Ford Motor Co., 4.75%, 1/15/43		1,440,000	1,580,919
Ford Motor Credit Co. LLC, 5.625%, 9/15/15		3,010,000	3,073,288
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		4,800,000	4,856,731
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		3,390,000	3,698,788
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		3,500,000	4,377,741
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		3,310,000	3,901,788
General Motors Co., 5.00%, 4/1/35		2,540,000	2,719,243
General Motors Financial Co., Inc., 3.25%, 5/15/18		2,400,000	2,451,000
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(2)		2,200,000	2,271,500
			36,547,175
Banks — 5.5%
Bank of America Corp., 3.75%, 7/12/16		7,620,000	7,855,991
Bank of America Corp., 6.50%, 8/1/16		6,910,000	7,376,308
Bank of America Corp., 5.75%, 12/1/17		6,390,000	7,034,227
Bank of America Corp., 5.625%, 7/1/20		8,080,000	9,325,960
Bank of America Corp., 5.70%, 1/24/22		1,530,000	1,791,621
Bank of America Corp., MTN, 4.00%, 4/1/24		3,300,000	3,515,579
Bank of America Corp., MTN, 4.20%, 8/26/24		5,400,000	5,593,147
Bank of America Corp., MTN, 4.00%, 1/22/25		2,450,000	2,486,799
Bank of America Corp., MTN, 5.00%, 1/21/44		1,540,000	1,774,992
Bank of America N.A., 5.30%, 3/15/17		8,840,000	9,444,055
Bank of America N.A., 6.00%, 10/15/36		2,830,000	3,650,060
Bank of Nova Scotia, 2.55%, 1/12/17		3,300,000	3,389,209
Barclays Bank plc, 5.14%, 10/14/20		1,760,000	1,957,759
Barclays Bank plc, 3.75%, 5/15/24		1,600,000	1,686,594
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	4,739,000	7,803,452
BB&T Corp., MTN, 2.05%, 6/19/18		$1,000,000	1,014,072
BPCE SA, 5.15%, 7/21/24(2)		3,080,000	3,297,063
Branch Banking & Trust Co., 3.80%, 10/30/26		2,350,000	2,477,824
Capital One Financial Corp., 1.00%, 11/6/15		2,140,000	2,142,865
Capital One Financial Corp., 3.20%, 2/5/25		4,990,000	4,958,942
Citigroup, Inc., 4.45%, 1/10/17		4,880,000	5,144,769
Citigroup, Inc., 5.50%, 2/15/17		4,112,000	4,411,000
Citigroup, Inc., 1.75%, 5/1/18		6,850,000	6,841,999
Citigroup, Inc., 4.50%, 1/14/22		5,530,000	6,114,228

		Principal Amount	Value
Citigroup, Inc., 4.05%, 7/30/22		$1,660,000	$1,744,227
Citigroup, Inc., 3.75%, 6/16/24		4,540,000	4,761,670
Citigroup, Inc., 6.00%, 10/31/33		1,630,000	1,932,577
Citigroup, Inc., 5.30%, 5/6/44		2,900,000	3,272,780
Commerzbank AG, 8.125%, 9/19/23(2)		2,000,000	2,387,500
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	5,400,000	6,778,026
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$4,280,000	4,613,027
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22		1,270,000	1,316,859
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	2,200,000	2,675,115
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.125%, 9/14/22	EUR	4,500,000	5,706,117
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	7,100,000	8,097,829
Fifth Third Bank, 2.875%, 10/1/21		$3,210,000	3,256,144
HBOS plc, MTN, 6.75%, 5/21/18(2)		3,540,000	3,968,921
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	2,150,000	3,900,970
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	4,500,000	5,792,779
ING Bank NV, 2.00%, 9/25/15(2)		$2,040,000	2,053,287
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	8,200,000	9,745,727
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)		$1,980,000	2,030,237
JM Smucker Co. (The), 2.50%, 3/15/20(2)		1,690,000	1,716,252
JPMorgan Chase & Co., 6.00%, 1/15/18		1,948,000	2,179,452
JPMorgan Chase & Co., 4.625%, 5/10/21		6,700,000	7,474,929
JPMorgan Chase & Co., 3.25%, 9/23/22		2,520,000	2,581,483
JPMorgan Chase & Co., 3.875%, 9/10/24		6,060,000	6,224,238
JPMorgan Chase & Co., 3.125%, 1/23/25		8,900,000	8,922,437
JPMorgan Chase Bank N.A., 5.875%, 6/13/16		8,185,000	8,643,057
KeyCorp, MTN, 2.30%, 12/13/18		1,230,000	1,250,850
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	4,400,000	8,670,569
Northern Trust Co. (The), MTN, 6.50%, 8/15/18		$2,480,000	2,871,428
PNC Funding Corp., 4.375%, 8/11/20		1,720,000	1,916,906
Regions Bank, 7.50%, 5/15/18		454,000	528,445
Regions Bank, 6.45%, 6/26/37		1,160,000	1,468,405
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		3,280,000	3,699,341
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		2,570,000	2,652,111
Royal Bank of Scotland plc (The), MTN, 6.93%, 4/9/18	EUR	2,300,000	2,845,015
Standard Chartered plc, 3.95%, 1/11/23(2)		$2,500,000	2,514,198
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	6,700,000	7,972,713
SunTrust Banks, Inc., 3.60%, 4/15/16		$1,141,000	1,169,730
U.S. Bancorp, 3.44%, 2/1/16		2,760,000	2,815,758
U.S. Bancorp, MTN, 3.00%, 3/15/22		1,310,000	1,360,613
U.S. Bancorp, MTN, 2.95%, 7/15/22		1,310,000	1,334,768
U.S. Bancorp, MTN, 3.60%, 9/11/24		1,510,000	1,577,198
US Bank N.A., 2.80%, 1/27/25		2,820,000	2,822,530
Wells Fargo & Co., 3.68%, 6/15/16		3,300,000	3,417,681
Wells Fargo & Co., 4.125%, 8/15/23		2,170,000	2,318,712

		Principal Amount	Value
Wells Fargo & Co., 5.61%, 1/15/44		$3,300,000	$3,999,517
Wells Fargo & Co., MTN, 4.60%, 4/1/21		2,100,000	2,360,320
Wells Fargo & Co., MTN, 3.00%, 2/19/25		3,240,000	3,258,082
Wells Fargo & Co., MTN, 4.10%, 6/3/26		2,850,000	3,006,944
Wells Fargo & Co., MTN, 4.65%, 11/4/44		1,140,000	1,220,815
			289,916,804
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		5,026,000	6,084,435
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		3,340,000	3,300,605
Pernod-Ricard SA, 2.95%, 1/15/17(2)		3,870,000	3,981,715
			13,366,755
Biotechnology — 0.4%
Amgen, Inc., 2.125%, 5/15/17		1,060,000	1,079,858
Amgen, Inc., 5.85%, 6/1/17		2,560,000	2,813,586
Amgen, Inc., 4.10%, 6/15/21		2,310,000	2,504,872
Amgen, Inc., 5.375%, 5/15/43		3,170,000	3,797,083
Celgene Corp., 3.25%, 8/15/22		3,040,000	3,113,179
Gilead Sciences, Inc., 4.40%, 12/1/21		5,430,000	6,077,766
			19,386,344
Capital Markets — 0.5%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	4,500,000	6,567,516
Ameriprise Financial, Inc., 5.30%, 3/15/20		$1,900,000	2,187,863
Ameriprise Financial, Inc., 4.00%, 10/15/23		1,410,000	1,527,590
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		8,977,000	10,019,122
Jefferies Group, Inc., 5.125%, 4/13/18		2,860,000	3,010,939
Morgan Stanley, 2.65%, 1/27/20		1,360,000	1,382,972
			24,696,002
Chemicals — 0.5%
Ashland, Inc., 4.75%, 8/15/22		2,980,000	3,039,600
Dow Chemical Co. (The), 2.50%, 2/15/16		2,020,000	2,050,769
Dow Chemical Co. (The), 4.25%, 11/15/20		2,200,000	2,419,395
Eastman Chemical Co., 2.70%, 1/15/20		2,960,000	3,006,090
Eastman Chemical Co., 3.60%, 8/15/22		1,910,000	1,988,564
Ecolab, Inc., 3.00%, 12/8/16		2,340,000	2,413,368
Ecolab, Inc., 4.35%, 12/8/21		3,104,000	3,425,320
LyondellBasell Industries NV, 5.00%, 4/15/19		3,470,000	3,829,912
LyondellBasell Industries NV, 4.625%, 2/26/55		2,070,000	2,055,901
Mosaic Co. (The), 4.25%, 11/15/23		2,010,000	2,147,478
Mosaic Co. (The), 5.625%, 11/15/43		1,610,000	1,919,450
			28,295,847
Commercial Services and Supplies — 0.4%
Clean Harbors, Inc., 5.25%, 8/1/20		1,895,000	1,947,112
Covanta Holding Corp., 5.875%, 3/1/24		2,200,000	2,288,000
Pitney Bowes, Inc., 4.625%, 3/15/24		3,090,000	3,247,065
Republic Services, Inc., 3.55%, 6/1/22		4,170,000	4,370,181
Waste Management, Inc., 2.60%, 9/1/16		3,400,000	3,463,036
Waste Management, Inc., 4.75%, 6/30/20		1,120,000	1,251,609

		Principal Amount	Value
Waste Management, Inc., 4.10%, 3/1/45		$2,120,000	$2,175,820
			18,742,823
Communications Equipment — 0.2%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17		3,870,000	3,904,137
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		3,010,000	3,052,531
Crown Castle International Corp., 5.25%, 1/15/23		1,050,000	1,107,750
			8,064,418
Construction Materials — 0.1%
Owens Corning, 4.20%, 12/15/22		2,830,000	2,957,981
Consumer Finance — 0.8%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		5,240,000	5,817,060
Capital One Bank USA N.A., 2.30%, 6/5/19		3,370,000	3,379,662
Capital One Bank USA N.A., 3.375%, 2/15/23		2,150,000	2,181,255
CIT Group, Inc., 4.25%, 8/15/17		6,690,000	6,807,075
CIT Group, Inc., 5.00%, 8/15/22		1,320,000	1,357,950
Discover Bank, 2.00%, 2/21/18		5,031,000	5,039,477
Discover Financial Services, 3.75%, 3/4/25		1,000,000	1,009,368
Equifax, Inc., 3.30%, 12/15/22		2,420,000	2,475,524
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		6,830,000	7,034,900
HSBC Bank USA N.A., 5.875%, 11/1/34		1,760,000	2,223,554
PNC Bank N.A., 6.00%, 12/7/17		3,215,000	3,582,947
PNC Bank N.A., 3.80%, 7/25/23		1,100,000	1,169,088
Synchrony Financial, 3.00%, 8/15/19		1,200,000	1,226,784
			43,304,644
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		2,580,000	2,528,400
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21		2,260,000	2,392,775
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		2,490,000	2,524,237
Rock-Tenn Co., 3.50%, 3/1/20		2,010,000	2,088,919
Rock-Tenn Co., 4.00%, 3/1/23		3,410,000	3,595,269
			13,129,600
Diversified Consumer Services — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17		1,065,000	1,068,576
Catholic Health Initiatives, 2.95%, 11/1/22		2,420,000	2,411,143
Johns Hopkins University, 4.08%, 7/1/53		1,030,000	1,096,567
University of Notre Dame du Lac, 3.44%, 2/15/45		1,900,000	1,926,799
			6,503,085
Diversified Financial Services — 2.7%
Ally Financial, Inc., 2.75%, 1/30/17		4,600,000	4,594,526
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	2,300,000	2,559,683
BNP Paribas SA, VRN, 5.95%, 4/19/16	GBP	3,350,000	5,100,668
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	4,450,000	8,606,126
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	4,850,000	5,346,931
Deutsche Bank AG, VRN, 4.30%, 5/24/23		$1,390,000	1,372,639

		Principal Amount	Value
General Electric Capital Corp., 4.375%, 9/16/20		$13,080,000	$14,537,923
General Electric Capital Corp., MTN, 5.625%, 9/15/17		5,480,000	6,060,748
General Electric Capital Corp., MTN, 2.20%, 1/9/20		2,000,000	2,023,412
General Electric Capital Corp., MTN, 4.65%, 10/17/21		4,180,000	4,737,257
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		3,280,000	3,347,883
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		9,430,000	9,748,960
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		4,820,000	5,631,505
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		4,710,000	4,983,382
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		2,280,000	2,329,417
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		3,570,000	4,697,138
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20		7,120,000	8,084,781
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		2,120,000	2,364,298
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17		2,200,000	2,222,000
Morgan Stanley, 5.00%, 11/24/25		8,790,000	9,722,083
Morgan Stanley, MTN, 6.625%, 4/1/18		9,070,000	10,321,352
Morgan Stanley, MTN, 5.625%, 9/23/19		12,340,000	14,060,319
Morgan Stanley, MTN, 3.70%, 10/23/24		4,340,000	4,533,907
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	4,300,000	5,847,869
UBS AG (Stamford Branch), 5.875%, 12/20/17		$2,247,000	2,495,399
			145,330,206
Diversified Telecommunication Services — 1.5%
AT&T, Inc., 3.875%, 8/15/21		3,160,000	3,352,400
AT&T, Inc., 6.55%, 2/15/39		4,053,000	4,992,311
AT&T, Inc., 4.30%, 12/15/42		3,620,000	3,465,679
British Telecommunications plc, 5.95%, 1/15/18		6,030,000	6,747,039
CenturyLink, Inc., 6.00%, 4/1/17		300,000	320,625
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		3,300,000	3,597,000
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)		2,220,000	2,259,276
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		3,800,000	4,423,892
Frontier Communications Corp., 8.25%, 4/15/17		2,310,000	2,555,437
Orange SA, 4.125%, 9/14/21		2,200,000	2,422,825
Orange SA, 5.50%, 2/6/44		1,570,000	1,871,457
Telecom Italia Capital SA, 7.00%, 6/4/18		3,440,000	3,846,350
Telecom Italia Capital SA, 6.00%, 9/30/34		1,700,000	1,763,750
Telecom Italia SpA, 5.30%, 5/30/24(2)		1,500,000	1,576,875
Telefonica Emisiones SAU, 5.46%, 2/16/21		3,410,000	3,902,019
Verizon Communications, Inc., 3.65%, 9/14/18		4,000,000	4,254,728
Verizon Communications, Inc., 5.15%, 9/15/23		5,470,000	6,275,633
Verizon Communications, Inc., 5.05%, 3/15/34		8,240,000	8,964,807
Verizon Communications, Inc., 4.75%, 11/1/41		1,890,000	1,967,959
Verizon Communications, Inc., 6.55%, 9/15/43		1,978,000	2,572,161
Verizon Communications, Inc., 4.86%, 8/21/46		4,545,000	4,770,573
Verizon Communications, Inc., 5.01%, 8/21/54		2,984,000	3,110,137
Windstream Corp., 7.875%, 11/1/17		1,110,000	1,207,125
			80,220,058
Electric Utilities†
AES Corp. (The), 8.00%, 10/15/17		33,000	38,239

	Principal Amount	Value
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(2)	$2,480,000	$2,517,200
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	3,484,000	3,754,010
Jabil Circuit, Inc., 5.625%, 12/15/20	690,000	757,275
		4,511,285
Energy Equipment and Services — 0.2%
Ensco plc, 4.70%, 3/15/21	3,067,000	3,103,890
Ensco plc, 5.20%, 3/15/25	1,160,000	1,168,420
Schlumberger Investment SA, 3.65%, 12/1/23	2,290,000	2,443,279
Transocean, Inc., 6.50%, 11/15/20	1,240,000	1,040,360
Weatherford International Ltd., 4.50%, 4/15/22	2,000,000	1,830,660
		9,586,609
Food and Staples Retailing — 0.5%
Delhaize Group SA, 5.70%, 10/1/40	1,240,000	1,375,252
Dollar General Corp., 3.25%, 4/15/23	3,000,000	2,920,368
Kroger Co. (The), 6.40%, 8/15/17	2,000,000	2,230,846
Kroger Co. (The), 3.30%, 1/15/21	6,235,000	6,484,344
Sysco Corp., 3.50%, 10/2/24	2,960,000	3,075,268
Target Corp., 3.50%, 7/1/24	2,160,000	2,295,957
Wal-Mart Stores, Inc., 2.55%, 4/11/23	2,500,000	2,522,167
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,150,000	1,497,746
Wal-Mart Stores, Inc., 4.30%, 4/22/44	6,070,000	6,791,790
		29,193,738
Food Products — 0.2%
Kellogg Co., 4.45%, 5/30/16	1,000,000	1,041,714
Kraft Foods Group, Inc., 5.00%, 6/4/42	1,000,000	1,116,185
Mondelez International, Inc., 4.00%, 2/1/24	3,190,000	3,471,164
Tyson Foods, Inc., 6.60%, 4/1/16	2,580,000	2,722,109
Tyson Foods, Inc., 4.50%, 6/15/22	2,370,000	2,618,755
		10,969,927
Gas Utilities — 1.5%
Enbridge Energy Partners LP, 6.50%, 4/15/18	2,470,000	2,753,116
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,010,000	1,114,263
Enbridge, Inc., 4.50%, 6/10/44	2,130,000	1,985,013
Energy Transfer Equity LP, 7.50%, 10/15/20	2,120,000	2,385,000
Energy Transfer Partners LP, 5.20%, 2/1/22	1,610,000	1,756,631
Energy Transfer Partners LP, 3.60%, 2/1/23	3,530,000	3,502,720
Energy Transfer Partners LP, 4.90%, 3/15/35	700,000	700,626
Energy Transfer Partners LP, 6.50%, 2/1/42	1,880,000	2,188,361
Enterprise Products Operating LLC, 6.30%, 9/15/17	1,525,000	1,703,103
Enterprise Products Operating LLC, 4.85%, 3/15/44	4,180,000	4,524,352
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	2,500,000	2,704,520
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	3,360,000	3,867,797
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	3,040,000	3,350,059
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	3,851,000	3,917,299
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	3,850,000	4,395,968

	Principal Amount	Value
Kinder Morgan, Inc., 7.25%, 6/1/18	$2,540,000	$2,883,281
Kinder Morgan, Inc., 4.30%, 6/1/25	1,210,000	1,244,495
Kinder Morgan, Inc., 5.55%, 6/1/45	1,460,000	1,545,267
Magellan Midstream Partners LP, 6.55%, 7/15/19	3,450,000	4,046,878
Magellan Midstream Partners LP, 5.15%, 10/15/43	670,000	739,803
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,200,000	1,266,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.50%, 8/15/21	1,190,000	1,252,475
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	1,840,000	1,890,416
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	3,070,000	3,163,748
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	4,630,000	4,563,245
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	3,040,000	2,941,200
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(2)	1,000,000	1,035,000
Williams Cos., Inc. (The), 3.70%, 1/15/23	1,650,000	1,527,788
Williams Cos., Inc. (The), 5.75%, 6/24/44	1,220,000	1,159,958
Williams Partners LP, 4.125%, 11/15/20	4,003,000	4,175,561
Williams Partners LP, 5.10%, 9/15/45	1,280,000	1,239,060
Williams Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	3,200,000	3,340,992
Williams Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	1,450,000	1,463,304
		80,327,299
Health Care Equipment and Supplies — 0.4%
Becton Dickinson and Co., 3.73%, 12/15/24	5,370,000	5,635,923
Medtronic, Inc., 2.50%, 3/15/20(2)	1,900,000	1,942,516
Medtronic, Inc., 3.50%, 3/15/25(2)	5,730,000	6,002,679
Medtronic, Inc., 4.375%, 3/15/35(2)	2,980,000	3,260,725
Zimmer Holdings, Inc., 2.70%, 4/1/20	1,780,000	1,806,063
		18,647,906
Health Care Providers and Services — 0.6%
Aetna, Inc., 2.75%, 11/15/22	1,540,000	1,544,682
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	3,465,000	3,581,944
Express Scripts Holding Co., 2.65%, 2/15/17	3,000,000	3,073,986
Express Scripts Holding Co., 7.25%, 6/15/19	4,040,000	4,844,101
HCA, Inc., 3.75%, 3/15/19	5,510,000	5,597,829
HCA, Inc., 4.25%, 10/15/19	1,000,000	1,028,750
NYU Hospitals Center, 4.43%, 7/1/42	2,180,000	2,219,949
UnitedHealth Group, Inc., 2.875%, 12/15/21	3,410,000	3,503,809
UnitedHealth Group, Inc., 2.875%, 3/15/23	2,460,000	2,522,617
Universal Health Services, Inc., 7.125%, 6/30/16	4,140,000	4,414,275
Universal Health Services, Inc., 4.75%, 8/1/22(2)	2,000,000	2,105,000
		34,436,942
Hotels, Restaurants and Leisure — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	3,630,000	3,852,338
Wyndham Worldwide Corp., 2.95%, 3/1/17	2,340,000	2,387,544
		6,239,882

		Principal Amount	Value
Household Durables — 0.4%
D.R. Horton, Inc., 3.625%, 2/15/18		$3,770,000	$3,859,537
D.R. Horton, Inc., 5.75%, 8/15/23		2,020,000	2,191,700
Lennar Corp., 4.75%, 12/15/17		3,030,000	3,166,350
Lennar Corp., 4.50%, 6/15/19		3,200,000	3,312,000
MDC Holdings, Inc., 5.50%, 1/15/24		2,000,000	1,960,000
Toll Brothers Finance Corp., 6.75%, 11/1/19		2,620,000	2,973,700
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(2)		1,460,000	1,434,158
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(2)		730,000	716,313
			19,613,758
Industrial Conglomerates — 0.2%
General Electric Co., 5.25%, 12/6/17		4,251,000	4,693,452
General Electric Co., 4.125%, 10/9/42		3,140,000	3,328,375
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		2,330,000	2,373,760
			10,395,587
Insurance — 1.6%
ACE INA Holdings, Inc., 3.15%, 3/15/25		2,700,000	2,766,317
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	4,800,000	6,341,014
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$1,000,000	1,090,625
American International Group, Inc., 4.875%, 6/1/22		8,580,000	9,765,696
American International Group, Inc., 4.50%, 7/16/44		2,150,000	2,317,767
American International Group, Inc., MTN, 5.85%, 1/16/18		1,455,000	1,626,492
American International Group, Inc., VRN, 8.18%, 5/15/38		1,230,000	1,750,352
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		2,770,000	3,108,247
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		2,030,000	2,114,639
Berkshire Hathaway, Inc., 4.50%, 2/11/43		2,460,000	2,782,747
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16		2,070,000	2,201,037
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		1,190,000	1,519,225
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)		440,000	486,772
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)		2,920,000	3,179,533
Lincoln National Corp., 6.25%, 2/15/20		4,240,000	5,000,902
Markel Corp., 4.90%, 7/1/22		4,070,000	4,498,571
Markel Corp., 3.625%, 3/30/23		1,000,000	1,032,993
MetLife, Inc., 1.76%, 12/15/17		2,250,000	2,280,935
MetLife, Inc., 4.125%, 8/13/42		2,140,000	2,230,531
MetLife, Inc., 4.875%, 11/13/43		1,405,000	1,625,786
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		2,870,000	2,908,871
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,000,000	1,150,259
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		1,275,000	1,523,509
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		1,640,000	1,957,745
Prudential Financial, Inc., MTN, 4.60%, 5/15/44		2,530,000	2,693,774
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)		1,670,000	1,766,172
Travelers Cos., Inc. (The), 4.60%, 8/1/43		2,050,000	2,390,847
Voya Financial, Inc., 5.50%, 7/15/22		3,250,000	3,767,163
Voya Financial, Inc., 5.70%, 7/15/43		2,500,000	3,087,028

	Principal Amount	Value
Voya Financial, Inc., VRN, 5.65%, 5/15/23	$700,000	$735,000
WR Berkley Corp., 4.625%, 3/15/22	2,450,000	2,667,670
WR Berkley Corp., 4.75%, 8/1/44	1,240,000	1,338,361
XLIT Ltd., 4.45%, 3/31/25	750,000	756,366
		84,462,946
Internet Software and Services — 0.1%
Alibaba Group Holding Ltd., 3.125%, 11/28/21(2)	1,900,000	1,916,251
Netflix, Inc., 5.375%, 2/1/21	2,900,000	2,972,500
Netflix, Inc., 5.75%, 3/1/24	640,000	655,200
		5,543,951
IT Services — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	2,520,000	2,674,421
Fidelity National Information Services, Inc., 3.50%, 4/15/23	1,300,000	1,306,703
Xerox Corp., 2.95%, 3/15/17	1,670,000	1,720,315
		5,701,439
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,030,000	1,076,571
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	1,140,000	1,170,708
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,440,000	1,557,667
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	2,570,000	3,082,286
		6,887,232
Machinery — 0.1%
Oshkosh Corp., 5.375%, 3/1/22	4,070,000	4,242,975
Terex Corp., 6.50%, 4/1/20	1,000,000	1,045,000
		5,287,975
Media — 1.8%
21st Century Fox America, Inc., 3.00%, 9/15/22	1,345,000	1,363,467
21st Century Fox America, Inc., 6.90%, 8/15/39	3,110,000	4,315,679
21st Century Fox America, Inc., 4.75%, 9/15/44	2,720,000	3,061,477
CBS Corp., 3.50%, 1/15/25	2,560,000	2,590,182
CBS Corp., 4.85%, 7/1/42	1,240,000	1,312,477
Comcast Corp., 5.90%, 3/15/16	5,857,000	6,145,118
Comcast Corp., 6.40%, 5/15/38	3,970,000	5,396,028
Comcast Corp., 4.75%, 3/1/44	5,390,000	6,218,260
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 5.00%, 3/1/21	2,340,000	2,607,895
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.45%, 4/1/24	1,610,000	1,722,663
Discovery Communications LLC, 5.625%, 8/15/19	2,803,000	3,182,431
DISH DBS Corp., 7.125%, 2/1/16	5,130,000	5,341,612
DISH DBS Corp., 4.625%, 7/15/17	3,000,000	3,086,250
Embarq Corp., 8.00%, 6/1/36	1,660,000	1,988,888
Gannett Co., Inc., 5.125%, 7/15/20	4,450,000	4,655,812
Grupo Televisa SAB, 5.00%, 5/13/45	1,000,000	1,046,022
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	2,260,000	2,371,104
Lamar Media Corp., 5.375%, 1/15/24	2,630,000	2,754,925
NBCUniversal Media LLC, 5.15%, 4/30/20	3,950,000	4,538,522

	Principal Amount	Value
NBCUniversal Media LLC, 4.375%, 4/1/21	$4,630,000	$5,165,284
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	2,030,000	2,050,300
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	1,590,000	1,605,145
Time Warner Cable, Inc., 6.75%, 7/1/18	1,830,000	2,103,852
Time Warner Cable, Inc., 5.50%, 9/1/41	1,020,000	1,174,430
Time Warner Cable, Inc., 4.50%, 9/15/42	1,770,000	1,837,545
Time Warner, Inc., 4.70%, 1/15/21	2,410,000	2,686,507
Time Warner, Inc., 7.70%, 5/1/32	2,740,000	3,898,943
Time Warner, Inc., 5.375%, 10/15/41	1,120,000	1,316,781
Time Warner, Inc., 5.35%, 12/15/43	1,750,000	2,050,289
Viacom, Inc., 4.50%, 3/1/21	2,500,000	2,712,642
Viacom, Inc., 3.125%, 6/15/22	1,690,000	1,692,200
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	3,580,000	3,970,857
		95,963,587
Metals and Mining — 0.5%
Barrick North America Finance LLC, 4.40%, 5/30/21	3,640,000	3,743,172
Barrick North America Finance LLC, 5.75%, 5/1/43	1,010,000	1,051,382
Freeport-McMoRan, Inc., 4.55%, 11/14/24	1,270,000	1,222,619
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	2,560,000	2,769,882
Newmont Mining Corp., 6.25%, 10/1/39	1,090,000	1,113,064
Southern Copper Corp., 5.25%, 11/8/42	1,450,000	1,301,520
Steel Dynamics, Inc., 6.125%, 8/15/19	2,590,000	2,771,300
Teck Resources Ltd., 3.15%, 1/15/17	2,620,000	2,651,972
Vale Overseas Ltd., 5.625%, 9/15/19	4,180,000	4,461,648
Vale Overseas Ltd., 4.625%, 9/15/20	3,010,000	3,016,020
Vale SA, 5.625%, 9/11/42	580,000	505,719
		24,608,298
Multi-Utilities — 1.5%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	2,100,000	2,191,434
CMS Energy Corp., 8.75%, 6/15/19	4,160,000	5,264,755
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	2,030,000	2,100,662
Constellation Energy Group, Inc., 5.15%, 12/1/20	2,700,000	3,053,627
Consumers Energy Co., 2.85%, 5/15/22	1,050,000	1,075,559
Dominion Resources, Inc., 6.40%, 6/15/18	4,350,000	4,978,484
Dominion Resources, Inc., 2.75%, 9/15/22	1,690,000	1,683,867
Dominion Resources, Inc., 3.625%, 12/1/24	2,310,000	2,415,498
Dominion Resources, Inc., 4.90%, 8/1/41	3,320,000	3,746,381
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	1,910,000	1,976,850
DPL, Inc., 6.50%, 10/15/16	616,000	648,340
Duke Energy Corp., 1.625%, 8/15/17	2,120,000	2,143,750
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,875,030
Duke Energy Florida, Inc., 6.35%, 9/15/37	1,307,000	1,853,871
Duke Energy Florida, Inc., 3.85%, 11/15/42	2,670,000	2,780,074
Duke Energy Progress, Inc., 4.15%, 12/1/44	1,900,000	2,081,121
Edison International, 3.75%, 9/15/17	2,920,000	3,091,825
Exelon Generation Co. LLC, 5.60%, 6/15/42	1,510,000	1,734,437
FirstEnergy Corp., 2.75%, 3/15/18	1,967,000	2,015,502

	Principal Amount	Value
FirstEnergy Corp., 4.25%, 3/15/23	$2,730,000	$2,862,304
Georgia Power Co., 4.30%, 3/15/42	1,590,000	1,728,201
IPALCO Enterprises, Inc., 5.00%, 5/1/18	3,010,000	3,205,650
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	3,070,000	3,232,953
Nisource Finance Corp., 4.45%, 12/1/21	1,600,000	1,748,038
Nisource Finance Corp., 5.65%, 2/1/45	1,760,000	2,254,011
PacifiCorp, 6.00%, 1/15/39	2,340,000	3,166,729
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,814,641
Progress Energy, Inc., 3.15%, 4/1/22	2,690,000	2,777,129
San Diego Gas & Electric Co., 3.00%, 8/15/21	1,470,000	1,540,232
Sempra Energy, 6.50%, 6/1/16	2,090,000	2,223,923
Sempra Energy, 2.40%, 3/15/20	1,850,000	1,872,709
Sempra Energy, 2.875%, 10/1/22	1,070,000	1,071,486
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,294,725
Virginia Electric and Power Co., 4.45%, 2/15/44	1,140,000	1,288,052
Xcel Energy, Inc., 4.80%, 9/15/41	1,410,000	1,640,606
		81,432,456
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	3,600,000	3,747,693
Target Corp., 4.00%, 7/1/42	2,450,000	2,606,918
		6,354,611
Oil, Gas and Consumable Fuels — 2.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	1,170,000	1,219,725
Anadarko Petroleum Corp., 5.95%, 9/15/16	1,860,000	1,984,696
Anadarko Petroleum Corp., 6.45%, 9/15/36	1,570,000	1,953,917
Apache Corp., 4.75%, 4/15/43	1,000,000	1,049,350
California Resources Corp., 5.50%, 9/15/21(2)	2,200,000	1,971,750
Chesapeake Energy Corp., 4.875%, 4/15/22	3,030,000	2,855,775
Chevron Corp., 2.43%, 6/24/20	1,500,000	1,539,167
Cimarex Energy Co., 4.375%, 6/1/24	3,490,000	3,481,275
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	2,000,000	2,130,164
Concho Resources, Inc., 7.00%, 1/15/21	4,355,000	4,583,637
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,889,000	2,587,565
Continental Resources, Inc., 5.00%, 9/15/22	3,530,000	3,485,875
Continental Resources, Inc., 3.80%, 6/1/24	2,500,000	2,308,713
Ecopetrol SA, 4.125%, 1/16/25	1,220,000	1,171,054
EOG Resources, Inc., 4.10%, 2/1/21	2,390,000	2,583,148
Exxon Mobil Corp., 2.71%, 3/6/25	4,230,000	4,278,539
Hess Corp., 6.00%, 1/15/40	1,280,000	1,428,769
Marathon Petroleum Corp., 3.50%, 3/1/16	1,660,000	1,696,507
Newfield Exploration Co., 6.875%, 2/1/20	3,570,000	3,696,556
Newfield Exploration Co., 5.75%, 1/30/22	2,620,000	2,744,450
Noble Energy, Inc., 4.15%, 12/15/21	4,080,000	4,327,636
Pemex Project Funding Master Trust, 6.625%, 6/15/35	1,510,000	1,736,500
Petro-Canada, 6.80%, 5/15/38	2,340,000	3,098,949
Petrobras Global Finance BV, 5.75%, 1/20/20	4,120,000	3,840,499

	Principal Amount	Value
Petrobras Global Finance BV, 5.375%, 1/27/21	$3,830,000	$3,492,960
Petrobras Global Finance BV, 5.625%, 5/20/43	1,010,000	823,049
Petroleos Mexicanos, 6.00%, 3/5/20	3,600,000	4,123,800
Petroleos Mexicanos, 4.875%, 1/24/22	1,090,000	1,159,488
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	2,002,000
Petroleos Mexicanos, 5.50%, 6/27/44	2,910,000	2,950,013
Phillips 66, 4.30%, 4/1/22	4,730,000	5,165,042
Phillips 66, 4.65%, 11/15/34	2,600,000	2,764,005
Range Resources Corp., 6.75%, 8/1/20	3,340,000	3,481,950
Shell International Finance BV, 2.375%, 8/21/22	2,100,000	2,095,848
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,763,868
Shell International Finance BV, 4.55%, 8/12/43	1,590,000	1,810,027
Statoil ASA, 2.45%, 1/17/23	3,670,000	3,617,552
Statoil ASA, 3.95%, 5/15/43	1,060,000	1,089,581
Statoil ASA, 4.80%, 11/8/43	1,070,000	1,255,010
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	2,030,000	2,192,400
Talisman Energy, Inc., 7.75%, 6/1/19	2,130,000	2,460,105
Tesoro Corp., 5.375%, 10/1/22	1,620,000	1,701,000
Total Capital SA, 2.125%, 8/10/18	2,550,000	2,607,309
Whiting Petroleum Corp., 5.00%, 3/15/19	2,300,000	2,271,250
		110,580,473
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	3,440,000	3,491,318
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	4,775,000	5,454,201
International Paper Co., 6.00%, 11/15/41	1,070,000	1,274,697
		10,220,216
Pharmaceuticals — 0.7%
AbbVie, Inc., 1.75%, 11/6/17	5,390,000	5,411,447
AbbVie, Inc., 2.90%, 11/6/22	1,730,000	1,722,478
AbbVie, Inc., 4.40%, 11/6/42	2,810,000	2,918,722
Actavis Funding SCS, 3.85%, 6/15/24	2,720,000	2,814,901
Actavis Funding SCS, 4.55%, 3/15/35	1,960,000	2,049,774
Actavis, Inc., 1.875%, 10/1/17	2,370,000	2,376,487
Actavis, Inc., 3.25%, 10/1/22	3,180,000	3,182,251
Actavis, Inc., 4.625%, 10/1/42	1,420,000	1,452,580
Bristol-Myers Squibb Co., 3.25%, 8/1/42	2,100,000	1,971,879
Forest Laboratories, Inc., 4.375%, 2/1/19(2)	750,000	804,106
Forest Laboratories, Inc., 4.875%, 2/15/21(2)	3,370,000	3,724,817
Merck & Co., Inc., 2.40%, 9/15/22	2,270,000	2,268,565
Merck & Co., Inc., 3.70%, 2/10/45	1,240,000	1,249,362
Perrigo Finance plc, 3.90%, 12/15/24	3,000,000	3,111,813
Roche Holdings, Inc., 6.00%, 3/1/19(2)	900,000	1,042,996
Roche Holdings, Inc., 3.35%, 9/30/24(2)	1,300,000	1,364,957
Roche Holdings, Inc., 4.00%, 11/28/44(2)	1,850,000	2,006,486
		39,473,621

	Principal Amount	Value
Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp., 5.05%, 9/1/20	$2,090,000	$2,311,314
DDR Corp., 4.75%, 4/15/18	5,930,000	6,387,470
DDR Corp., 3.625%, 2/1/25	1,460,000	1,460,023
Digital Realty Trust LP, 4.50%, 7/15/15	860,000	862,151
Essex Portfolio LP, 3.625%, 8/15/22	3,120,000	3,222,932
Essex Portfolio LP, 3.375%, 1/15/23	1,430,000	1,448,118
Essex Portfolio LP, 3.25%, 5/1/23	1,010,000	1,010,396
HCP, Inc., 3.75%, 2/1/16	4,600,000	4,705,101
Health Care REIT, Inc., 2.25%, 3/15/18	960,000	973,585
Health Care REIT, Inc., 3.75%, 3/15/23	2,590,000	2,657,257
Hospitality Properties Trust, 4.65%, 3/15/24	4,830,000	5,014,492
Hospitality Properties Trust, 4.50%, 3/15/25	1,850,000	1,896,590
Host Hotels & Resorts LP, 6.00%, 10/1/21	1,370,000	1,587,889
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,450,000	1,472,313
Kilroy Realty LP, 3.80%, 1/15/23	5,200,000	5,335,569
Realty Income Corp., 4.125%, 10/15/26	1,090,000	1,155,731
Reckson Operating Partnership LP, 6.00%, 3/31/16	1,660,000	1,737,427
Senior Housing Properties Trust, 4.75%, 5/1/24	2,460,000	2,557,500
SL Green Realty Corp., 7.75%, 3/15/20	2,805,000	3,408,496
Ventas Realty LP, 3.50%, 2/1/25	1,310,000	1,318,009
Ventas Realty LP / Ventas Capital Corp., 3.125%, 11/30/15	2,960,000	3,002,482
		53,524,845
Road and Rail — 0.6%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	4,310,000	4,640,732
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	1,480,000	1,731,125
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	2,780,000	3,185,416
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,530,000	1,651,350
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,170,000	1,222,477
CSX Corp., 4.25%, 6/1/21	1,400,000	1,548,116
CSX Corp., 3.40%, 8/1/24	1,840,000	1,923,486
Norfolk Southern Corp., 5.75%, 4/1/18	2,560,000	2,876,224
Norfolk Southern Corp., 3.25%, 12/1/21	2,000,000	2,086,826
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(2)	3,420,000	3,470,076
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22(2)	1,700,000	1,702,049
Union Pacific Corp., 4.00%, 2/1/21	1,810,000	2,004,729
Union Pacific Corp., 4.75%, 9/15/41	2,480,000	2,901,483
		30,944,089
Semiconductors and Semiconductor Equipment†
KLA-Tencor Corp., 4.65%, 11/1/24	1,100,000	1,157,441
Software — 0.5%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)	2,980,000	3,181,150
Intuit, Inc., 5.75%, 3/15/17	5,123,000	5,552,272
Microsoft Corp., 2.70%, 2/12/25	4,130,000	4,156,403
Microsoft Corp., 3.75%, 2/12/45	1,550,000	1,563,020
Oracle Corp., 2.50%, 10/15/22	1,880,000	1,883,303

	Principal Amount	Value
Oracle Corp., 3.625%, 7/15/23	$570,000	$613,486
Oracle Corp., 3.40%, 7/8/24	5,990,000	6,303,960
Oracle Corp., 4.30%, 7/8/34	2,380,000	2,587,767
		25,841,361
Specialty Retail — 0.3%
Home Depot, Inc. (The), 5.95%, 4/1/41	3,720,000	4,986,407
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	4,150,000	4,409,375
United Rentals North America, Inc., 5.75%, 7/15/18	4,390,000	4,577,672
United Rentals North America, Inc., 4.625%, 7/15/23	1,970,000	1,997,088
		15,970,542
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.85%, 5/6/21	2,520,000	2,627,856
Dell, Inc., 2.30%, 9/10/15	2,040,000	2,042,550
Dell, Inc., 3.10%, 4/1/16	820,000	829,225
Hewlett-Packard Co., 4.30%, 6/1/21	3,070,000	3,301,229
Seagate HDD Cayman, 4.75%, 6/1/23	4,270,000	4,495,512
		13,296,372
Textiles, Apparel and Luxury Goods — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	4,164,000	4,439,865
L Brands, Inc., 6.90%, 7/15/17	1,830,000	2,029,012
PVH Corp., 4.50%, 12/15/22	2,920,000	2,978,400
		9,447,277
Tobacco — 0.2%
Altria Group, Inc., 2.85%, 8/9/22	5,270,000	5,247,660
Philip Morris International, Inc., 4.125%, 5/17/21	3,860,000	4,243,306
		9,490,966
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.125%, 7/16/22	4,460,000	4,547,416
Sprint Communications, 6.00%, 12/1/16	2,210,000	2,311,384
Sprint Communications, 9.00%, 11/15/18(2)	2,320,000	2,668,000
T-Mobile USA, Inc., 6.46%, 4/28/19	3,850,000	3,979,937
Vodafone Group plc, 5.625%, 2/27/17	3,320,000	3,586,626
		17,093,363
TOTAL CORPORATE BONDS (Cost $1,570,735,280)		1,628,945,596
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 28.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 3.5%
FHLMC, VRN, 1.75%, 4/15/15	3,770,799	3,877,433
FHLMC, VRN, 1.84%, 4/15/15	7,814,954	8,068,229
FHLMC, VRN, 1.97%, 4/15/15	5,136,527	5,332,442
FHLMC, VRN, 1.98%, 4/15/15	6,295,508	6,521,769
FHLMC, VRN, 2.09%, 4/15/15	11,301,496	11,547,002
FHLMC, VRN, 2.34%, 4/15/15	12,257,703	12,488,661
FHLMC, VRN, 2.38%, 4/15/15	13,496,765	14,449,493
FHLMC, VRN, 2.39%, 4/15/15	2,070,901	2,220,223
FHLMC, VRN, 2.56%, 4/15/15	1,651,385	1,752,389
FHLMC, VRN, 2.86%, 4/15/15	2,106,224	2,183,206

	Principal Amount	Value
FHLMC, VRN, 3.24%, 4/15/15	$2,642,096	$2,821,318
FHLMC, VRN, 3.28%, 4/15/15	4,546,248	4,854,279
FHLMC, VRN, 3.46%, 4/15/15	1,114,777	1,187,298
FHLMC, VRN, 3.56%, 4/15/15	1,855,612	1,973,637
FHLMC, VRN, 3.78%, 4/15/15	2,636,623	2,789,597
FHLMC, VRN, 3.78%, 4/15/15	5,113,492	5,414,741
FHLMC, VRN, 4.07%, 4/15/15	3,190,693	3,365,167
FHLMC, VRN, 4.21%, 4/15/15	3,747,342	3,968,245
FHLMC, VRN, 5.14%, 4/15/15	808,278	860,903
FHLMC, VRN, 5.23%, 4/15/15	1,805,719	1,917,902
FHLMC, VRN, 5.35%, 4/15/15	2,357,216	2,497,428
FHLMC, VRN, 5.78%, 4/15/15	7,290,532	7,749,462
FHLMC, VRN, 5.96%, 4/15/15	5,835,055	6,245,033
FHLMC, VRN, 6.12%, 4/15/15	2,933,433	3,143,580
FNMA, VRN, 1.89%, 4/25/15	1,691,662	1,781,190
FNMA, VRN, 1.92%, 4/25/15	1,486,590	1,566,013
FNMA, VRN, 1.94%, 4/25/15	12,923,936	13,611,601
FNMA, VRN, 1.94%, 4/25/15	3,996,067	4,208,610
FNMA, VRN, 1.94%, 4/25/15	7,540,463	7,941,525
FNMA, VRN, 1.94%, 4/25/15	9,591,339	10,101,482
FNMA, VRN, 2.31%, 4/25/15	2,098,360	2,263,064
FNMA, VRN, 2.32%, 4/25/15	849,540	905,181
FNMA, VRN, 2.71%, 4/25/15	9,199,571	9,506,652
FNMA, VRN, 3.09%, 4/25/15	2,760,576	2,916,667
FNMA, VRN, 3.36%, 4/25/15	1,766,455	1,857,075
FNMA, VRN, 3.68%, 4/25/15	3,754,034	3,966,740
FNMA, VRN, 3.93%, 4/25/15	5,080,397	5,433,095
FNMA, VRN, 5.07%, 4/25/15	4,153,643	4,467,882
FNMA, VRN, 6.07%, 4/25/15	691,568	743,542
		188,499,756
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 24.7%
FHLMC, 6.50%, 6/1/16	9,175	9,347
FHLMC, 6.50%, 6/1/16	3,708	3,792
FHLMC, 5.00%, 11/1/17	99,149	104,163
FHLMC, 4.50%, 1/1/19	20,215	21,196
FHLMC, 5.00%, 1/1/21	1,610,407	1,725,888
FHLMC, 5.00%, 4/1/21	351,067	374,063
FHLMC, 7.00%, 9/1/27	3,843	4,584
FHLMC, 6.50%, 1/1/28	5,954	6,983
FHLMC, 7.00%, 2/1/28	958	1,126
FHLMC, 6.50%, 3/1/29	35,581	42,154
FHLMC, 6.50%, 6/1/29	35,332	40,743
FHLMC, 7.00%, 8/1/29	4,302	4,926
FHLMC, 5.00%, 4/1/31	6,761,107	7,542,011
FHLMC, 5.00%, 5/1/31	7,780,077	8,682,868
FHLMC, 6.50%, 5/1/31	1,011	1,160
FHLMC, 6.50%, 5/1/31	21,583	24,751

	Principal Amount	Value
FHLMC, 6.50%, 6/1/31	$696	$798
FHLMC, 6.50%, 6/1/31	105	121
FHLMC, 6.50%, 6/1/31	1,298	1,488
FHLMC, 6.50%, 6/1/31	2,829	3,243
FHLMC, 5.50%, 12/1/33	431,031	488,466
FHLMC, 6.00%, 9/1/35	7,343,241	8,442,294
FHLMC, 5.50%, 12/1/37	481,113	539,672
FHLMC, 5.50%, 1/1/38	1,168,685	1,312,575
FHLMC, 6.00%, 2/1/38	4,361,873	4,962,108
FHLMC, 5.50%, 4/1/38	1,395,860	1,566,697
FHLMC, 6.00%, 8/1/38	201,923	230,028
FHLMC, 6.50%, 7/1/47	16,939	18,826
FNMA, 3.00%, 4/14/15(4)	45,000,000	46,016,016
FNMA, 3.50%, 4/14/15(4)	145,000,000	152,346,284
FNMA, 4.00%, 4/14/15(4)	179,000,000	191,414,638
FNMA, 4.50%, 4/14/15(4)	55,000,000	60,014,023
FNMA, 5.00%, 4/14/15(4)	96,000,000	106,767,000
FNMA, 5.50%, 4/14/15(4)	37,000,000	41,694,377
FNMA, 5.50%, 12/1/16	42,562	44,735
FNMA, 5.50%, 12/1/16	8,985	9,443
FNMA, 5.00%, 6/1/18	1,185,408	1,246,654
FNMA, 4.50%, 5/1/19	405,556	426,186
FNMA, 2.625%, 9/6/24	7,760,000	8,040,990
FNMA, 6.50%, 1/1/26	27,322	31,393
FNMA, 7.00%, 12/1/27	5,406	6,107
FNMA, 6.50%, 1/1/28	4,240	4,872
FNMA, 7.50%, 4/1/28	21,308	24,290
FNMA, 7.00%, 5/1/28	20,470	21,672
FNMA, 7.00%, 6/1/28	709	781
FNMA, 6.50%, 1/1/29	5,181	6,018
FNMA, 6.50%, 4/1/29	15,435	17,736
FNMA, 7.00%, 7/1/29	5,662	6,043
FNMA, 7.50%, 7/1/29	47,948	55,253
FNMA, 7.50%, 9/1/30	11,815	13,934
FNMA, 6.625%, 11/15/30	38,280,000	57,721,646
FNMA, 5.00%, 6/1/31	6,302,302	7,039,999
FNMA, 5.00%, 7/1/31	9,976,700	11,144,520
FNMA, 7.00%, 9/1/31	60,254	65,466
FNMA, 6.50%, 1/1/32	30,974	36,716
FNMA, 6.50%, 8/1/32	86,123	101,236
FNMA, 6.50%, 8/1/32	4,450	5,113
FNMA, 5.50%, 2/1/33	4,669,940	5,293,532
FNMA, 5.00%, 6/1/33	4,935,603	5,511,098
FNMA, 5.50%, 6/1/33	252,883	288,196
FNMA, 5.50%, 7/1/33	1,631,811	1,848,728
FNMA, 5.00%, 8/1/33	795,504	888,546
FNMA, 5.50%, 8/1/33	596,925	676,115

	Principal Amount	Value
FNMA, 5.50%, 9/1/33	$778,543	$891,211
FNMA, 5.00%, 11/1/33	3,057,320	3,413,985
FNMA, 6.00%, 12/1/33	2,284,609	2,623,489
FNMA, 5.50%, 1/1/34	757,306	857,763
FNMA, 5.50%, 2/1/34	3,050,229	3,482,143
FNMA, 5.00%, 3/1/34	1,763,981	1,970,234
FNMA, 4.50%, 1/1/35	12,102,791	13,263,092
FNMA, 5.00%, 4/1/35	4,441,456	4,954,201
FNMA, 5.00%, 6/1/35	3,294,209	3,681,199
FNMA, 5.00%, 7/1/35	6,188,670	6,916,748
FNMA, 5.00%, 8/1/35	201,367	224,182
FNMA, 4.50%, 9/1/35	818,060	896,687
FNMA, 5.00%, 10/1/35	1,843,588	2,049,363
FNMA, 5.50%, 12/1/35	9,124,418	10,327,076
FNMA, 5.00%, 2/1/36	1,161,130	1,292,175
FNMA, 5.50%, 4/1/36	1,253,301	1,410,853
FNMA, 5.50%, 5/1/36	2,510,091	2,830,997
FNMA, 5.50%, 7/1/36	600,924	676,968
FNMA, 5.50%, 2/1/37	341,431	384,321
FNMA, 5.50%, 5/1/37	681,327	766,783
FNMA, 6.00%, 8/1/37	916,475	1,043,972
FNMA, 6.50%, 8/1/37	381,994	431,406
FNMA, 6.00%, 9/1/37	4,331,160	4,943,331
FNMA, 6.00%, 11/1/37	5,998,182	6,907,603
FNMA, 5.50%, 12/1/37	3,142,991	3,538,639
FNMA, 5.50%, 2/1/38	751,166	845,382
FNMA, 5.50%, 6/1/38	1,308,950	1,487,278
FNMA, 6.00%, 9/1/38	130,581	144,276
FNMA, 6.00%, 11/1/38	106,000	117,130
FNMA, 5.50%, 12/1/38	2,709,976	3,086,279
FNMA, 5.00%, 1/1/39	1,740,888	1,951,738
FNMA, 5.50%, 1/1/39	14,185,680	15,964,924
FNMA, 4.50%, 2/1/39	3,143,278	3,433,603
FNMA, 5.00%, 2/1/39	6,561,891	7,324,594
FNMA, 4.50%, 4/1/39	4,923,907	5,465,634
FNMA, 4.50%, 5/1/39	12,073,227	13,502,789
FNMA, 6.50%, 5/1/39	3,387,170	3,966,092
FNMA, 5.00%, 8/1/39	6,187,090	6,944,980
FNMA, 4.50%, 10/1/39	19,650,400	21,814,205
FNMA, 4.00%, 10/1/40	18,482,989	20,094,369
FNMA, 4.50%, 11/1/40	17,119,848	18,980,658
FNMA, 4.00%, 8/1/41	17,571,174	19,068,611
FNMA, 4.50%, 9/1/41	11,577,145	12,693,107
FNMA, 3.50%, 10/1/41	21,898,437	23,045,005
FNMA, 3.50%, 6/1/42	39,595,225	41,857,283
FNMA, 6.50%, 8/1/47	65,860	73,568
FNMA, 6.50%, 8/1/47	100,255	111,988

	Principal Amount	Value
FNMA, 6.50%, 9/1/47	$102,115	$114,134
FNMA, 6.50%, 9/1/47	8,390	9,374
FNMA, 6.50%, 9/1/47	38,328	42,819
FNMA, 6.50%, 9/1/47	55,686	62,235
FNMA, 6.50%, 9/1/47	14,874	16,613
GNMA, 3.00%, 4/22/15(4)	25,000,000	25,751,953
GNMA, 3.50%, 4/22/15(4)	49,000,000	51,568,674
GNMA, 4.00%, 4/22/15(4)	25,000,000	26,646,483
GNMA, 7.00%, 11/15/22	11,884	12,963
GNMA, 7.00%, 4/20/26	3,573	4,193
GNMA, 7.50%, 8/15/26	7,612	9,274
GNMA, 8.00%, 8/15/26	3,724	4,373
GNMA, 7.50%, 5/15/27	8,001	8,993
GNMA, 8.00%, 6/15/27	11,339	11,833
GNMA, 7.50%, 11/15/27	1,824	1,881
GNMA, 7.00%, 2/15/28	3,721	3,782
GNMA, 7.50%, 2/15/28	3,307	3,386
GNMA, 6.50%, 3/15/28	11,884	13,618
GNMA, 7.00%, 4/15/28	1,987	1,994
GNMA, 6.50%, 5/15/28	885	1,014
GNMA, 6.50%, 5/15/28	32,637	37,400
GNMA, 7.00%, 12/15/28	6,459	6,732
GNMA, 7.00%, 5/15/31	35,213	43,210
GNMA, 4.50%, 8/15/33	2,403,289	2,673,464
GNMA, 6.00%, 9/20/38	1,736,227	1,969,419
GNMA, 5.50%, 11/15/38	3,529,276	4,030,679
GNMA, 5.50%, 11/15/38	1,731,171	1,976,672
GNMA, 6.00%, 1/20/39	504,996	572,828
GNMA, 5.00%, 3/20/39	3,436,544	3,852,977
GNMA, 4.50%, 4/15/39	5,070,748	5,604,808
GNMA, 4.50%, 11/15/39	29,253,644	32,778,777
GNMA, 4.50%, 1/15/40	2,858,854	3,165,401
GNMA, 4.00%, 7/15/40	5,060,040	5,446,630
GNMA, 4.00%, 11/20/40	41,284,378	44,358,845
GNMA, 4.50%, 12/15/40	9,010,428	10,089,804
GNMA, 4.50%, 7/20/41	16,575,513	18,108,436
GNMA, 3.50%, 6/20/42	13,897,084	14,670,213
GNMA, 3.50%, 7/20/42	21,289,559	22,473,954
		1,312,887,179
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,462,161,403)		1,501,386,935
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 5.6%
Private Sponsor Collateralized Mortgage Obligations — 5.0%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 4/1/15	4,604,299	4,606,670
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	1,582,229	1,172,299

	Principal Amount	Value
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.61%, 4/1/15	$3,355,031	$3,373,819
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	1,565,479	1,584,291
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.74%, 4/1/15	3,525,978	3,517,495
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	4,445,523	4,629,959
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 4/1/15	4,914,386	4,917,703
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	1,674,068	1,752,856
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 4/1/15	6,990,591	6,944,523
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.93%, 4/1/15	8,423,641	8,302,450
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	2,255,714	2,210,600
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	3,350,035	3,548,506
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	1,306,224	1,371,609
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	182,484	179,191
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	626,815	612,309
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.47%, 4/1/15	894,616	886,579
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.24%, 4/1/15	13,093,339	13,001,436
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.07%, 4/1/15	3,338,499	3,201,175
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.10%, 4/1/15	3,764,527	3,662,262
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 4/1/15	5,930,201	5,905,460
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.60%, 4/1/15	6,313,439	6,306,343
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 4/1/15	12,756,369	12,827,882
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	727,530	733,774
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.16%, 4/1/15	2,730,759	2,712,471
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.53%, 4/1/15	2,595,362	2,587,047
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 4/1/15	4,812,944	4,575,988
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.70%, 4/1/15	4,199,345	4,239,697
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/15(2)	4,068,498	4,085,980
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.67%, 4/1/15	2,980,438	3,043,437
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.16%, 4/25/15	4,272,308	4,210,214

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.46%, 4/1/15	$5,654,582	$5,566,823
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.46%, 4/1/15	1,311,259	1,311,183
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/15	1,517,934	1,526,686
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/15(2)	3,192,800	3,328,962
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 5A, VRN, 2.52%, 4/1/15	5,972,628	5,962,672
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.42%, 4/1/15	917,395	920,040
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.41%, 4/1/15	8,537,779	8,544,567
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 4/27/15	10,012,753	9,660,734
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,253,527	1,298,647
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 4/1/15	6,287,114	6,261,475
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 4/1/15	1,244,409	1,248,475
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-DD, Class 2A6, VRN, 2.62%, 4/1/15	4,351,274	4,344,277
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 2.62%, 4/1/15	7,490,506	7,550,003
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.62%, 4/1/15	1,148,487	1,157,478
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/15	4,757,538	4,882,271
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/15	8,747,229	8,813,629
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	576,702	596,784
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	3,197,079	3,362,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	3,480,875	3,671,373
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.62%, 4/1/15	6,353,544	6,509,758
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.62%, 4/1/15	9,987,781	10,182,338
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.62%, 4/1/15	2,066,437	2,109,771
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.37%, 4/1/15	1,748,545	1,742,816
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 4/1/15	780,077	792,161
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.06%, 4/1/15	4,798,939	4,834,605
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR8, Class 2A1, VRN, 2.60%, 4/1/15	1,340,821	1,350,109
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	5,359,521	5,514,487
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	5,296,564	5,514,454

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	$2,156,301	$2,159,339
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	2,107,910	2,187,425
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.60%, 4/1/15	1,502,810	1,395,334
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	2,378,634	2,472,935
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	3,306,660	3,426,556
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	2,359,096	2,444,077
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	818,831	847,264
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	2,208,349	2,246,996
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.13%, 4/1/15	3,264,954	3,257,823
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	4,440,501	4,694,335
		264,395,421
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLB, Series 00-1239, Class 1, 4.81%, 8/20/15	242,807	246,220
FHLMC, Series 2684, Class FP, VRN, 0.67%, 4/15/15	2,617,607	2,627,521
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	972,254	1,065,137
FHLMC, Series 3397, Class GF, VRN, 0.67%, 4/15/15	2,120,921	2,144,756
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	3,701	4,050
FNMA, Series 2006-43, Class FM, VRN, 0.47%, 4/25/15	2,400,358	2,406,481
FNMA, Series 2007-36, Class FB, VRN, 0.57%, 4/25/15	4,921,108	4,956,311
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	17,178,701	17,179,148
GNMA, Series 2007-5, Class FA, VRN, 0.32%, 4/20/15	4,533,008	4,515,867
		35,145,491
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $297,555,980)		299,540,912
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.1%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/15	4,550,000	4,646,881
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	18,550,000	19,079,315
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.96%, 4/15/15(2)	11,275,000	11,246,531
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	14,000,000	14,627,711
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.125%, 4/15/15(2)	18,950,000	18,920,296
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	13,475,000	14,641,820
COMM Mortgage Trust, Series 2015-3BP, Class B, VRN, 3.24%, 4/1/15(2)	11,250,000	11,487,364
COMM Mortgage Trust, Series 2015-CR22, Class AM, 3.60%, 3/10/48	11,175,000	11,643,847
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.98%, 4/15/15(2)	11,015,000	10,828,510

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	$9,966,000	$11,146,224
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/15	10,025,000	10,972,012
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/15	2,000,000	2,201,621
Commercial Mortgage Trust, Series 2014-UBS5, Class A4, 3.84%, 9/10/47	5,295,000	5,750,905
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	10,000,000	10,706,960
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	9,000,000	9,481,995
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/15(2)	17,600,000	18,295,473
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/15	6,685,000	7,248,619
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	8,750,000	9,756,635
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	7,225,000	8,118,375
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.08%, 4/15/15(2)	12,925,000	12,907,163
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	1,457,820	1,484,278
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/15	15,000,000	15,119,895
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45	8,300,000	8,703,587
Morgan Stanley Capital I Trust, Series 2005-T19, Class A4A SEQ, 4.89%, 6/12/47	9,322,463	9,333,314
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(2)	10,960,000	11,366,846
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $262,004,078)		269,716,177
ASSET-BACKED SECURITIES(3) — 4.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A SEQ, 3.15%, 3/20/17(2)	9,815,000	9,985,737
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(2)	7,854,167	7,876,692
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.42%, 4/15/15	12,000,000	11,939,484
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.60%, 4/7/15(2)	13,400,000	13,394,117
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	10,666,392	10,663,848
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.53%, 4/15/15	10,900,000	10,890,719
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	5,820,100	5,821,299
Enterprise Fleet Financing LLC, Series 2014-2, Class A2 SEQ, 1.05%, 3/20/20(2)	20,900,000	20,887,868
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.34%, 4/15/15	11,131,909	11,115,473
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.73%, 4/10/15(2)	8,544,082	8,548,017
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.58%, 4/10/15(2)	8,500,000	8,490,939

		Principal Amount	Value
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)		$3,864,533	$3,899,727
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)		11,160,964	11,098,418
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16		12,507,803	12,504,463
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18		9,575,000	9,589,698
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(2)		8,385,457	8,426,571
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(2)		12,707,455	12,735,730
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)		11,550,000	11,611,359
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(2)		7,690,625	7,822,619
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27		3,183,516	3,302,898
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(2)		10,200,000	10,211,587
TOTAL ASSET-BACKED SECURITIES (Cost $210,723,686)			210,817,263
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.7%
Brazil — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19		1,860,000	2,055,300
Brazilian Government International Bond, 4.875%, 1/22/21		1,780,000	1,877,900
Brazilian Government International Bond, 2.625%, 1/5/23		3,660,000	3,297,660
Brazilian Government International Bond, 4.25%, 1/7/25		1,320,000	1,295,250
			8,526,110
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21		2,580,000	2,754,150
Chile Government International Bond, 3.625%, 10/30/42		1,500,000	1,481,250
			4,235,400
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		5,510,000	5,859,885
Colombia Government International Bond, 6.125%, 1/18/41		1,200,000	1,431,000
			7,290,885
Italy†
Italy Government International Bond, 6.875%, 9/27/23		1,920,000	2,500,834
Mexico — 0.4%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		7,100,000	8,129,500
Mexico Government International Bond, 5.125%, 1/15/20		3,290,000	3,696,315
Mexico Government International Bond, 6.05%, 1/11/40		1,480,000	1,835,200
Mexico Government International Bond, MTN, 4.75%, 3/8/44		6,350,000	6,699,250
			20,360,265
Norway — 1.2%
Norway Government Bond, 3.75%, 5/25/21	NOK	453,000,000	64,623,467
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		$680,000	908,650
Peruvian Government International Bond, 5.625%, 11/18/50		2,640,000	3,234,000
			4,142,650

	Principal Amount	Value
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21	$4,170,000	$4,575,516
Philippine Government International Bond, 6.375%, 10/23/34	2,840,000	3,993,750
		8,569,266
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21	2,400,000	2,763,120
Poland Government International Bond, 3.00%, 3/17/23	1,290,000	1,327,410
		4,090,530
South Africa†
South Africa Government International Bond, 4.67%, 1/17/24	1,500,000	1,593,750
South Korea — 0.2%
Export-Import Bank of Korea, 3.75%, 10/20/16	3,690,000	3,835,954
Korea Development Bank (The), 3.25%, 3/9/16	3,480,000	3,551,779
Korea Development Bank (The), 4.00%, 9/9/16	2,470,000	2,573,298
		9,961,031
Turkey — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23	6,800,000	6,457,552
Turkey Government International Bond, 4.875%, 4/16/43	1,160,000	1,149,850
		7,607,402
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	1,630,000	1,548,500
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $156,550,513)		145,050,090
MUNICIPAL SECURITIES — 1.3%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	2,100,000	3,116,463
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	1,694,000	2,388,218
California GO, (Building Bonds), 6.65%, 3/1/22	1,660,000	2,065,787
California GO, (Building Bonds), 7.55%, 4/1/39	1,325,000	2,074,314
California GO, (Building Bonds), 7.30%, 10/1/39	2,230,000	3,331,709
California GO, (Building Bonds), 7.60%, 11/1/40	1,055,000	1,697,579
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	5,602,000	5,718,241
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	1,665,000	1,893,205
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	1,600,000	2,431,456
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	620,000	796,130
Los Angeles Unified School District GO, Series 2010 J, (Election of 2005), 5.98%, 5/1/27	1,000,000	1,270,310
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	795,000	1,029,708
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	2,235,000	3,147,796
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	1,470,000	2,094,338
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	2,050,000	2,557,191
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	680,000	1,025,576

	Principal Amount/ Shares	Value
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	$1,000,000	$1,471,450
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	2,830,000	3,313,279
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	1,420,000	1,878,305
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	1,385,000	1,772,745
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	2,000,000	2,398,660
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	1,097,150
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	3,695,000	4,761,636
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	2,385,000	3,122,609
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	2,620,000	3,215,290
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	1,700,000	2,314,669
San Diego County Regional Airport Authority Rev., Series 2014 B, (Taxable Senior Consol Rental Car), 5.59%, 7/1/43	1,315,000	1,498,982
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	2,375,000	3,100,729
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	2,990,000	3,744,676
TOTAL MUNICIPAL SECURITIES (Cost $54,701,679)		70,328,201
TEMPORARY CASH INVESTMENTS(5) — 3.2%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(6)	167,873,000	167,872,525
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $12,034), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $11,781)		11,781
SSgA U.S. Government Money Market Fund, Class N	55,984	55,984
TOTAL TEMPORARY CASH INVESTMENTS (Cost $167,940,766)		167,940,290
TOTAL INVESTMENT SECURITIES — 112.7% (Cost $5,839,117,714)		5,989,795,716
OTHER ASSETS AND LIABILITIES(7) — (12.7)%		(676,057,524)
TOTAL NET ASSETS — 100.0%		$5,313,738,192

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	115,240	USD	131,760	HSBC Holdings plc	4/30/15	$(7,802)
EUR	43,787,455	USD	46,091,814	UBS AG	4/30/15	1,007,913
USD	13,374,225	EUR	12,353,790	Barclays Bank plc	4/30/15	85,942
USD	1,690,344	EUR	1,508,613	HSBC Holdings plc	4/30/15	67,613
USD	665,608	EUR	609,141	HSBC Holdings plc	4/30/15	10,389
USD	2,228,522	EUR	1,953,129	JPMorgan Chase Bank N.A.	4/30/15	127,650
USD	113,559,277	EUR	98,805,622	Westpac Group	4/30/15	7,279,573
GBP	337,018	USD	518,351	HSBC Holdings plc	4/30/15	(18,510)
USD	89,686	GBP	58,126	HSBC Holdings plc	4/30/15	3,478
USD	313,541	GBP	210,141	HSBC Holdings plc	4/30/15	1,875
USD	34,879,324	GBP	23,011,674	UBS AG	4/30/15	750,064
NOK	2,997,359	USD	390,357	HSBC Holdings plc	4/30/15	(18,538)
USD	70,992,122	NOK	534,002,526	Deutsche Bank	4/30/15	4,749,716
SEK	2,299,393	USD	273,799	HSBC Holdings plc	4/30/15	(6,699)
SEK	6,367,246	USD	777,402	JPMorgan Chase Bank N.A.	4/30/15	(37,774)
						$13,994,890

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America Investment Grade 23 Index	$71,000,000	Sell	1.00%	12/20/19	0.64%	$256,524	$1,194,173

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on swap agreements. At the period end, the aggregate value of securities pledged was $1,211,978.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $391,438,070, which represented 7.4% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

(5)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $3,176,000.

(6)	The rate indicated is the yield to maturity at purchase.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $5,839,117,714)	$5,989,795,716
Cash	640,000
Foreign currency holdings, at value (cost of $371,472)	369,478
Receivable for investments sold	4,135,543
Receivable for capital shares sold	6,705,283
Receivable for variation margin on swap agreements	12,752
Unrealized appreciation on forward foreign currency exchange contracts	14,084,213
Interest receivable	32,024,531
6,047,767,516

Liabilities
Payable for collateral received for forward commitments	3,176,000
Payable for investments purchased	723,356,010
Payable for capital shares redeemed	4,552,575
Unrealized depreciation on forward foreign currency exchange contracts	89,323
Accrued management fees	2,203,096
Distribution and service fees payable	154,579
Dividends payable	497,741
734,029,324

Net Assets	$5,313,738,192

Net Assets Consist of:
Capital paid in	$5,125,751,437
Undistributed net investment income	35,275,392
Accumulated net realized loss	(11,643,985)
Net unrealized appreciation	164,355,348
$5,313,738,192

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,060,908,143	187,141,623	$11.01
Institutional Class	$2,626,562,964	238,480,971	$11.01
A Class	$418,741,236	38,011,329	$11.02*
B Class	$6,001,180	544,915	$11.01
C Class	$83,655,279	7,594,903	$11.01
R Class	$21,040,672	1,910,021	$11.02
R6 Class	$96,828,718	8,791,479	$11.01
*Maximum offering price $11.54 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$129,404,281

Expenses:
Management fees	23,499,743
Distribution and service fees:
A Class	788,288
B Class	67,009
C Class	856,159
R Class	109,219
Trustees' fees and expenses	265,402
Other expenses	5,303
25,591,123

Net investment income (loss)	103,813,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	46,770,875
Futures contract transactions	(17,087,656)
Swap agreement transactions	92,478
Foreign currency transactions	51,296,013
81,071,710

Change in net unrealized appreciation (depreciation) on:
Investments	57,054,752
Futures contracts	(859,822)
Swap agreements	256,524
Translation of assets and liabilities in foreign currencies	18,633,011
75,084,465

Net realized and unrealized gain (loss)	156,156,175

Net Increase (Decrease) in Net Assets Resulting from Operations	$259,969,333

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$103,813,158	$107,650,682
Net realized gain (loss)	81,071,710	(16,428,488)
Change in net unrealized appreciation (depreciation)	75,084,465	(146,971,932)
Net increase (decrease) in net assets resulting from operations	259,969,333	(55,749,738)

Distributions to Shareholders
From net investment income:
Investor Class	(43,929,860)	(40,981,112)
Institutional Class	(63,884,853)	(75,165,666)
A Class	(6,733,066)	(10,135,746)
B Class	(92,973)	(121,039)
C Class	(1,185,340)	(1,753,968)
R Class	(412,120)	(529,899)
R6 Class	(338,121)	(463)
From net realized gains:
Investor Class	—	(12,781,453)
Institutional Class	—	(19,279,274)
A Class	—	(3,211,473)
B Class	—	(62,535)
C Class	—	(846,101)
R Class	—	(200,342)
R6 Class	—	(202)
Decrease in net assets from distributions	(116,576,333)	(165,069,273)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	701,514,061	(1,353,755,687)

Net increase (decrease) in net assets	844,907,061	(1,574,574,698)

Net Assets
Beginning of period	4,468,831,131	6,043,405,829
End of period	$5,313,738,192	$4,468,831,131

Undistributed net investment income	$35,275,392	$2,667,257

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 12% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.60% for the Investor Class, A Class, B Class, C Class and R Class, 0.40% for the Institutional Class and 0.35% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $8,763,240,428, of which $7,608,319,420 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $7,773,787,567, of which $6,853,769,929 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	78,323,787	$851,108,624	39,028,142	$420,492,058
Issued in reinvestment of distributions	3,882,645	42,277,502	4,751,318	50,878,542
Redeemed	(46,837,705)	(511,298,159)	(61,203,955)	(657,207,543)
	35,368,727	382,087,967	(17,424,495)	(185,836,943)
Institutional Class
Sold	78,311,134	851,187,077	81,889,169	882,009,145
Issued in reinvestment of distributions	5,608,135	61,027,835	8,668,312	92,913,013
Redeemed	(68,067,562)	(740,655,806)	(165,891,100)	(1,771,950,013)
	15,851,707	171,559,106	(75,333,619)	(797,027,855)
A Class
Sold	19,621,918	215,108,463	7,043,378	75,889,953
Issued in reinvestment of distributions	588,000	6,396,566	1,168,616	12,529,358
Redeemed	(14,295,612)	(155,091,364)	(35,086,032)	(377,333,654)
	5,914,306	66,413,665	(26,874,038)	(288,914,343)
B Class
Sold	3,299	35,890	7,985	85,389
Issued in reinvestment of distributions	7,407	80,515	14,625	156,311
Redeemed	(141,476)	(1,537,502)	(282,356)	(3,030,621)
	(130,770)	(1,421,097)	(259,746)	(2,788,921)
C Class
Sold	1,093,805	11,909,400	894,082	9,676,421
Issued in reinvestment of distributions	84,601	919,863	178,053	1,905,258
Redeemed	(2,176,565)	(23,615,630)	(7,665,334)	(82,303,227)
	(998,159)	(10,786,367)	(6,593,199)	(70,721,548)
R Class
Sold	816,133	8,866,261	710,090	7,651,158
Issued in reinvestment of distributions	37,667	409,718	67,501	722,869
Redeemed	(1,104,907)	(12,006,080)	(1,571,044)	(16,865,769)
	(251,107)	(2,730,101)	(793,453)	(8,491,742)
R6 Class
Sold	9,090,419	99,687,787	2,332	25,000
Issued in reinvestment of distributions	30,911	338,088	63	665
Redeemed	(332,246)	(3,634,987)	—	—
	8,789,084	96,390,888	2,395	25,665
Net increase (decrease)	64,543,788	$701,514,061	(127,276,155)	$(1,353,755,687)

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,696,070,252	—
Corporate Bonds	—	1,628,945,596	—
U.S. Government Agency Mortgage-Backed Securities	—	1,501,386,935	—
Collateralized Mortgage Obligations	—	299,540,912	—
Commercial Mortgage-Backed Securities	—	269,716,177	—
Asset-Backed Securities	—	210,817,263	—
Sovereign Governments and Agencies	—	145,050,090	—
Municipal Securities	—	70,328,201	—
Temporary Cash Investments	$55,984	167,884,306	—
	$55,984	$5,989,739,732	—
Other Financial Instruments
Swap Agreements	—	$256,524	—
Forward Foreign Currency Exchange Contracts	—	14,084,213	—
	—	$14,340,737	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(89,323)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $71,000,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $490,127,321.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 1,788 contracts.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$12,752	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	14,084,213	Unrealized depreciation on forward foreign currency exchange contracts	$89,323
		$14,096,965		$89,323

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$92,478	Change in net unrealized appreciation (depreciation) on swap agreements	$256,524
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	52,498,132	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	19,296,217
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(17,087,656)	Change in net unrealized appreciation (depreciation) on futures contracts	(859,822)
		$35,502,954		$18,692,919

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$116,576,333	$135,986,636
Long-term capital gains	—	$29,082,637

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,839,526,182
Gross tax appreciation of investments	$189,775,366
Gross tax depreciation of investments	(39,505,832)
Net tax appreciation (depreciation) of investments	150,269,534
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(340,697)
Net tax appreciation (depreciation)	$149,928,837
Other book-to-tax adjustments	$(2,404,806)
Undistributed ordinary income	$49,337,907
Accumulated short-term capital losses	$(8,875,183)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.69	0.23	0.35	0.58	(0.26)	—	(0.26)	$11.01	5.47%	0.60%	0.60%	2.10%	2.10%	153%	$2,060,908
2014	$11.08	0.22	(0.26)	(0.04)	(0.26)	(0.09)	(0.35)	$10.69	(0.35)%	0.60%	0.60%	2.01%	2.01%	140%	$1,622,821
2013	$11.01	0.24	0.20	0.44	(0.27)	(0.10)	(0.37)	$11.08	4.02%	0.60%	0.60%	2.11%	2.11%	115%	$1,875,447
2012	$10.70	0.33	0.51	0.84	(0.39)	(0.14)	(0.53)	$11.01	8.02%	0.61%	0.61%	2.95%	2.95%	91%	$1,733,194
2011	$10.64	0.34	0.17	0.51	(0.36)	(0.09)	(0.45)	$10.70	4.89%	0.60%	0.61%	3.13%	3.12%	65%	$2,510,294
Institutional Class
2015	$10.69	0.25	0.35	0.60	(0.28)	—	(0.28)	$11.01	5.68%	0.40%	0.40%	2.30%	2.30%	153%	$2,626,563
2014	$11.08	0.24	(0.26)	(0.02)	(0.28)	(0.09)	(0.37)	$10.69	(0.15)%	0.40%	0.40%	2.21%	2.21%	140%	$2,380,507
2013	$11.01	0.26	0.21	0.47	(0.30)	(0.10)	(0.40)	$11.08	4.23%	0.40%	0.40%	2.31%	2.31%	115%	$3,302,704
2012	$10.70	0.34	0.52	0.86	(0.41)	(0.14)	(0.55)	$11.01	8.23%	0.41%	0.41%	3.15%	3.15%	91%	$2,694,616
2011	$10.64	0.36	0.17	0.53	(0.38)	(0.09)	(0.47)	$10.70	5.09%	0.40%	0.41%	3.33%	3.32%	65%	$1,422,399
A Class
2015	$10.69	0.20	0.36	0.56	(0.23)	—	(0.23)	$11.02	5.30%	0.85%	0.85%	1.85%	1.85%	153%	$418,741
2014	$11.09	0.19	(0.27)	(0.08)	(0.23)	(0.09)	(0.32)	$10.69	(0.69)%	0.85%	0.85%	1.76%	1.76%	140%	$343,248
2013	$11.01	0.21	0.21	0.42	(0.24)	(0.10)	(0.34)	$11.09	3.86%	0.85%	0.85%	1.86%	1.86%	115%	$653,771
2012	$10.71	0.30	0.50	0.80	(0.36)	(0.14)	(0.50)	$11.01	7.65%	0.86%	0.86%	2.70%	2.70%	91%	$675,514
2011	$10.64	0.31	0.19	0.50	(0.34)	(0.09)	(0.43)	$10.71	4.72%	0.85%	0.86%	2.88%	2.87%	65%	$640,980

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2015	$10.69	0.12	0.35	0.47	(0.15)	—	(0.15)	$11.01	4.42%	1.60%	1.60%	1.10%	1.10%	153%	$6,001
2014	$11.08	0.11	(0.26)	(0.15)	(0.15)	(0.09)	(0.24)	$10.69	(1.34)%	1.60%	1.60%	1.01%	1.01%	140%	$7,224
2013	$11.00	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.08	2.99%	1.60%	1.60%	1.11%	1.11%	115%	$10,368
2012	$10.70	0.21	0.51	0.72	(0.28)	(0.14)	(0.42)	$11.00	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$11,928
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$13,643
C Class
2015	$10.69	0.12	0.35	0.47	(0.15)	—	(0.15)	$11.01	4.42%	1.60%	1.60%	1.10%	1.10%	153%	$83,655
2014	$11.09	0.11	(0.27)	(0.16)	(0.15)	(0.09)	(0.24)	$10.69	(1.43)%	1.60%	1.60%	1.01%	1.01%	140%	$91,892
2013	$11.01	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.09	3.08%	1.60%	1.60%	1.11%	1.11%	115%	$168,357
2012	$10.70	0.22	0.51	0.73	(0.28)	(0.14)	(0.42)	$11.01	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$172,879
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$163,760
R Class
2015	$10.70	0.18	0.34	0.52	(0.20)	—	(0.20)	$11.02	4.94%	1.10%	1.10%	1.60%	1.60%	153%	$21,041
2014	$11.09	0.16	(0.25)	(0.09)	(0.21)	(0.09)	(0.30)	$10.70	(0.84)%	1.10%	1.10%	1.51%	1.51%	140%	$23,114
2013	$11.01	0.18	0.22	0.40	(0.22)	(0.10)	(0.32)	$11.09	3.60%	1.10%	1.10%	1.61%	1.61%	115%	$32,758
2012	$10.71	0.27	0.51	0.78	(0.34)	(0.14)	(0.48)	$11.01	7.38%	1.11%	1.11%	2.45%	2.45%	91%	$31,886
2011	$10.64	0.29	0.18	0.47	(0.31)	(0.09)	(0.40)	$10.71	4.46%	1.10%	1.11%	2.63%	2.62%	65%	$26,787

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2015	$10.69	0.24	0.37	0.61	(0.29)	—	(0.29)	$11.01	5.73%	0.35%	0.35%	2.35%	2.35%	153%	$96,829
2014(3)	$10.72	0.17	0.09	0.26	(0.20)	(0.09)	(0.29)	$10.69	2.39%	0.35%(4)	0.35%(4)	2.33%(4)	2.33%(4)	140%(5)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85523 1505

ANNUAL REPORT	MARCH 31, 2015

High-Yield Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	0.97%	7.46%	6.69%(1)	5.05%(1)	9/30/97
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	2.00%	8.56%	8.17%	6.98%	—
Institutional Class	ACYIX	1.18%	7.67%	6.91%(1)	6.91%(1)	8/2/04
A Class(2)	AHYVX					3/8/02
No sales charge*		0.72%	7.19%	6.43%(1)	6.95%(1)
With sales charge*		-3.75%	6.20%	5.95%(1)	6.58%(1)
C Class	AHDCX	-0.03%	6.39%	5.64%(1)	6.11%(1)	12/10/01
R Class	AHYRX	0.47%	6.92%	—	6.01%(1)	7/29/05
R6 Class	AHYDX	1.23%	—	—	4.16%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $19,124*

Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $21,939

* Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.85%	0.65%	1.10%	1.85%	1.35%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Gavin Fleischman, and David MacEwen

Performance Summary

High-Yield advanced 0.97%* for the 12 months ended March 31, 2015. The fund's benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, gained 2.00%. Fund returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected the challenging environment for high-yield corporate bonds during the 12-month period. Underperformance relative to the benchmark was primarily due to shorter-than-benchmark duration (less price sensitivity to interest rate changes) positioning and security selection.

U.S. Bond Market Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period ended March 31, 2015, defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, largely due to commodity price weakness in the second half of the period, which also aided U.S. bonds, particularly those with longer maturities.

Energy Volatility Hurt High-Yield

Despite strong performance early in the period and again late in the period, high-yield corporate bond returns were relatively weak, weighed down by heightened volatility and spread widening (increasing yield differences compared with comparable-maturity Treasuries) in the third and fourth calendar quarters of 2014. Much of the sector’s underperformance stemmed from plunging oil prices and the resulting steep declines in the energy industry, which has a significant weighting in the fund's benchmark. Overall, investor demand for yield, along with a rebound in the high-yield energy sector in early 2015, helped offset the negative results recorded in the second half of 2014 and kept high-yield returns positive for the 12-month period. In this environment, higher-quality segments of the high-yield market outperformed the lower-quality segments.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

High-yield credit fundamentals remained strong during the 12-month period, primarily due to companies’ ongoing efforts to deleverage, grow earnings, and improve overall efficiency. The default rate on U.S. high-yield corporate debt remained low at 1.9% at the end of March 2015, according to Moody’s Investors Service. Meanwhile, the supply of high-yield debt remained robust during the period, increasing modestly from the prior 12-month period, but investor demand easily absorbed the supply.

Short Duration, Security Selection Detracted

Anticipating a gradual increase in interest rates, we maintained a shorter duration relative to the benchmark. We used Treasury futures contracts as part of this portfolio positioning. This strategy detracted from relative performance as longer-term interest rates declined during the period. With global economic weakness and other technical factors holding down U.S. interest rates, we extended the portfolio’s duration late in the period, though it still remained shorter than the benchmark’s.

We invested the bulk of the portfolio in lower-quality securities, including those rated BB, B, and CCC, with close-to-benchmark weightings. In terms of security selection, holdings in the energy sector, particularly within the volatile oil and production industry, and the metals and mining sector detracted from performance. But, underweight positions relative to the benchmark in both of these sectors helped offset some of the negative effects from security selection. In addition, a small, out-of-benchmark position in Puerto Rico municipal bonds detracted from performance, particularly early in the period.

On a positive note, holdings in the banking industry lifted the portfolio’s relative performance. In particular, exposure to European banks, which benefited from improving balance sheets and central bank stimulus, aided results. Additionally, security selection within the health care and gaming industries also contributed to relative performance.

Outlook

We believe the fundamental environment for high-yield corporate bonds should remain favorable, even as interest rates gradually rise. We believe the sell-off that occurred in the second half of 2014 has created more value in the market, particularly in the energy sector. Our bottom-up security selection process, which strives to identify bonds with attractive yields, solid balance sheets, and good fundamentals trading at attractive valuations, will remain a key factor in seeking strong relative performance.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life	5.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.2%
Municipal Securities	1.2%
Commercial Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.4%
Common Stocks	0.3%
Collateralized Mortgage Obligations	0.2%
Exchange-Traded Funds	0.1%
Preferred Stocks	—*
Temporary Cash Investments	1.4%
Other Assets and Liabilities	1.6%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,013.70	$4.27	0.85%
Institutional Class	$1,000	$1,014.70	$3.26	0.65%
A Class	$1,000	$1,012.40	$5.52	1.10%
C Class	$1,000	$1,008.60	$9.26	1.85%
R Class	$1,000	$1,009.50	$6.76	1.35%
R6 Class	$1,000	$1,014.90	$3.01	0.60%
Hypothetical
Investor Class	$1,000	$1,020.69	$4.28	0.85%
Institutional Class	$1,000	$1,021.69	$3.28	0.65%
A Class	$1,000	$1,019.45	$5.54	1.10%
C Class	$1,000	$1,015.71	$9.30	1.85%
R Class	$1,000	$1,018.20	$6.79	1.35%
R6 Class	$1,000	$1,021.94	$3.02	0.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
CORPORATE BONDS — 94.2%
Aerospace and Defense — 1.0%
Bombardier, Inc., 7.50%, 3/15/18(1)	$900,000	$961,313
Bombardier, Inc., 5.50%, 9/15/18(1)	1,415,000	1,415,000
Bombardier, Inc., 5.75%, 3/15/22(1)	1,500,000	1,421,250
Bombardier, Inc., 7.50%, 3/15/25(1)	1,100,000	1,088,312
KLX, Inc., 5.875%, 12/1/22(1)	845,000	845,000
TransDigm, Inc., 5.50%, 10/15/20	990,000	982,575
TransDigm, Inc., 6.00%, 7/15/22	1,650,000	1,656,187
		8,369,637
Airlines — 0.2%
American Airlines Group, Inc., 4.625%, 3/1/20(1)	1,350,000	1,325,531
United Continental Holdings, Inc., 6.375%, 6/1/18	250,000	267,188
		1,592,719
Auto Components — 0.7%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	500,000	531,250
Dana Holding Corp., 6.75%, 2/15/21	975,000	1,033,500
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	750,000	796,875
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	1,450,000	1,602,250
Schaeffler Finance BV, 4.75%, 5/15/21(1)	225,000	228,375
UCI International, Inc., 8.625%, 2/15/19	1,250,000	1,137,500
		5,329,750
Automobiles — 1.5%
Ally Financial, Inc., 4.125%, 2/13/22	2,000,000	1,955,000
FCA US LLC / CG Co-Issuer, Inc., 8.00%, 6/15/19	2,400,000	2,529,000
FCA US LLC / CG Co-Issuer, Inc., 8.25%, 6/15/21	200,000	222,822
General Motors Co., 3.50%, 10/2/18	1,750,000	1,801,730
General Motors Co., 4.875%, 10/2/23	1,460,000	1,588,062
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,250,000	1,276,563
General Motors Financial Co., Inc., 4.00%, 1/15/25	1,400,000	1,430,699
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)	1,000,000	1,000,000
		11,803,876
Banks — 2.6%
Akbank TAS, 3.875%, 10/24/17	920,000	929,660
Banco Bradesco SA, 4.50%, 1/12/17	920,000	947,600
Banco do Brasil SA, 3.875%, 1/23/17	920,000	933,800
Barclays Bank plc, 7.625%, 11/21/22	1,000,000	1,172,500
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	920,000	947,600
CGG SA, 6.50%, 6/1/21	225,000	180,563
China Overseas Finance Cayman IV Ltd., 4.875%, 2/15/17	920,000	962,060
Cleopatra Finance Ltd., 6.25%, 2/15/22(1)	1,250,000	1,225,000
Cleopatra Finance Ltd., 6.50%, 2/15/25(1)	1,000,000	967,500

10

	Principal Amount	Value
Corpbanca SA, 3.125%, 1/15/18	$920,000	$915,117
Grupo Aval Ltd., 5.25%, 2/1/17	920,000	963,700
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	920,000	977,842
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	2,700,000	2,768,504
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)	2,750,000	3,141,875
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17	3,600,000	3,960,000
		20,993,321
Building Products — 0.2%
Masco Corp., 5.95%, 3/15/22	1,200,000	1,353,000
Masonite International Corp., 8.25%, 4/15/21(1)	250,000	267,813
USG Corp., 7.875%, 3/30/20(1)	250,000	270,937
		1,891,750
Capital Markets — 0.7%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	920,000	955,064
Dresdner Funding Trust I, 8.15%, 6/30/31(1)	2,500,000	3,115,625
E*TRADE Financial Corp., 5.375%, 11/15/22	1,000,000	1,057,500
E*TRADE Financial Corp., 4.625%, 9/15/23	690,000	703,800
		5,831,989
Chemicals — 1.0%
Ashland, Inc., 4.75%, 8/15/22	2,500,000	2,550,000
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,450,000	1,283,250
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20	1,500,000	1,380,000
Huntsman International LLC, 8.625%, 3/15/21	740,000	795,500
Ineos Finance plc, 7.50%, 5/1/20(1)	950,000	1,005,812
INEOS Group Holdings SA, 6.125%, 8/15/18(1)	125,000	126,250
WR Grace & Co-Conn, 5.125%, 10/1/21(1)	1,100,000	1,144,000
		8,284,812
Commercial Services and Supplies — 1.2%
ACCO Brands Corp., 6.75%, 4/30/20	450,000	473,625
ADT Corp. (The), 6.25%, 10/15/21	2,000,000	2,135,000
Clean Harbors, Inc., 5.25%, 8/1/20	1,100,000	1,130,250
Covanta Holding Corp., 5.875%, 3/1/24	1,600,000	1,664,000
Envision Healthcare Corp., 5.125%, 7/1/22(1)	2,260,000	2,316,500
Global A&T Electronics Ltd., 10.00%, 2/1/19(1)	250,000	245,625
Iron Mountain, Inc., 8.375%, 8/15/21	71,000	74,106
Iron Mountain, Inc., 5.75%, 8/15/24	1,500,000	1,524,375
		9,563,481
Communications Equipment — 2.0%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(1)	5,420,000	5,799,400
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	1,001,000	1,016,015
Avaya, Inc., 7.00%, 4/1/19(1)	1,950,000	1,945,125
CommScope, Inc., 5.50%, 6/15/24(1)	863,000	867,315
Crown Castle International Corp., 5.25%, 1/15/23	3,000,000	3,165,000
Nokia Oyj, 5.375%, 5/15/19	700,000	756,000
SBA Communications Corp., 5.625%, 10/1/19	1,000,000	1,059,500

11

	Principal Amount	Value
SBA Communications Corp., 4.875%, 7/15/22(1)	$1,500,000	$1,473,091
		16,081,446
Construction Materials — 1.3%
Associated Materials LLC, 9.125%, 11/1/17	950,000	833,625
Builders FirstSource, Inc., 7.625%, 6/1/21(1)	1,000,000	1,010,000
Building Materials Corp. of America, 6.75%, 5/1/21(1)	1,060,000	1,128,900
Covanta Holding Corp., 7.25%, 12/1/20	1,050,000	1,120,875
Interline Brands, Inc., PIK, 10.00%, 11/15/18	859,000	904,098
Louisiana-Pacific Corp., 7.50%, 6/1/20	400,000	429,000
Nortek, Inc., 8.50%, 4/15/21	1,500,000	1,612,500
Ply Gem Industries, Inc., 6.50%, 2/1/22	775,000	758,531
Summit Materials LLC / Summit Materials Finance Corp., 10.50%, 1/31/20	544,000	606,560
USG Corp., 5.875%, 11/1/21(1)	1,100,000	1,174,250
USG Corp., 5.50%, 3/1/25(1)	1,015,000	1,037,837
		10,616,176
Consumer Finance — 2.9%
CIT Group, Inc., 4.25%, 8/15/17	3,500,000	3,561,250
CIT Group, Inc., 5.50%, 2/15/19(1)	1,500,000	1,563,750
CIT Group, Inc., 3.875%, 2/19/19	1,500,000	1,488,750
CIT Group, Inc., 5.00%, 8/15/22	2,190,000	2,252,962
CIT Group, Inc., 5.00%, 8/1/23	1,250,000	1,284,375
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	1,000,000	1,030,000
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	850,000	882,938
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	500,000	486,875
Navient Corp., 5.00%, 10/26/20	825,000	811,594
Navient Corp., 5.50%, 1/25/23	5,250,000	5,013,750
OneMain Financial Holdings, Inc., 6.75%, 12/15/19(1)	1,000,000	1,035,000
Springleaf Finance Corp., 7.75%, 10/1/21	200,000	220,000
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	2,250,000	2,401,875
TransUnion, PIK, 9.625%, 6/15/18	1,000,000	1,011,875
Wolverine World Wide, Inc., 6.125%, 10/15/20	250,000	268,125
		23,313,119
Containers and Packaging — 2.2%
AEP Industries, Inc., 8.25%, 4/15/19	1,975,000	2,039,187
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 9.125%, 10/15/20(1)	1,200,000	1,284,000
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(1)	1,750,000	1,769,687
Ball Corp., 5.00%, 3/15/22	1,450,000	1,522,500
Ball Corp., 4.00%, 11/15/23	500,000	490,000
Berry Plastics Corp., 9.75%, 1/15/21	600,000	663,000
Berry Plastics Corp., 5.50%, 5/15/22	750,000	771,563
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer Inc., 6.00%, 6/15/17(1)	1,200,000	1,212,000
BWAY Holding Co., 9.125%, 8/15/21(1)	840,000	877,800
Consolidated Container Co., 10.125%, 7/15/20(1)	350,000	306,250
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	1,600,000	1,622,000

12

	Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	$1,450,000	$1,560,562
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,500,000	1,554,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	1,100,000	1,163,250
Sealed Air Corp., 5.125%, 12/1/24(1)	1,025,000	1,063,438
		17,899,612
Diversified Consumer Services — 0.3%
Laureate Education, Inc., 10.00%, 9/1/19(1)	750,000	712,500
Service Corp. International / US, 5.375%, 1/15/22	1,000,000	1,050,000
Service Corp. International / US, 5.375%, 5/15/24	500,000	525,000
		2,287,500
Diversified Financial Services — 2.9%
Ally Financial, Inc., 5.50%, 2/15/17	2,500,000	2,606,250
Ally Financial, Inc., 6.25%, 12/1/17	2,150,000	2,295,125
Ally Financial, Inc., 4.75%, 9/10/18	1,200,000	1,237,500
Ally Financial, Inc., 3.50%, 1/27/19	2,000,000	1,980,000
Ally Financial, Inc., 8.00%, 3/15/20	1,607,000	1,920,365
Ally Financial, Inc., 8.00%, 11/1/31	750,000	940,313
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	1,250,000	1,328,906
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(1)	750,000	794,625
DFC Finance Corp., 10.50%, 6/15/20(1)	650,000	511,875
HUB International Ltd., 7.875%, 10/1/21(1)	1,000,000	1,027,500
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,080,000	1,125,954
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	1,460,000	1,509,275
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	845,000	823,875
Serta Simmons Holdings LLC, 8.125%, 10/1/20(1)	2,300,000	2,432,250
Societe Generale SA, VRN, 5.92%, 4/5/17(1)	1,000,000	1,048,750
UPCB Finance III Ltd., 6.625%, 7/1/20(1)	1,500,000	1,569,375
		23,151,938
Diversified Telecommunication Services — 5.8%
CenturyLink, Inc., 5.625%, 4/1/20	4,300,000	4,531,125
CenturyLink, Inc., 7.65%, 3/15/42	1,250,000	1,284,375
Cincinnati Bell, Inc., 8.75%, 3/15/18	960,000	985,200
Frontier Communications Corp., 7.125%, 3/15/19	2,275,000	2,485,438
Frontier Communications Corp., 8.50%, 4/15/20	500,000	563,750
Frontier Communications Corp., 7.125%, 1/15/23	1,250,000	1,284,375
Frontier Communications Corp., 6.875%, 1/15/25	1,620,000	1,607,850
Hughes Satellite Systems Corp., 6.50%, 6/15/19	1,000,000	1,090,000
Inmarsat Finance plc, 4.875%, 5/15/22(1)	630,000	631,575
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	3,360,000	3,495,240
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	2,440,000	2,519,300
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	500,000	485,000
Intelsat Luxembourg SA, 7.75%, 6/1/21	1,500,000	1,389,375
Intelsat Luxembourg SA, 8.125%, 6/1/23	650,000	602,063
Level 3 Financing, Inc., 7.00%, 6/1/20	1,000,000	1,072,500

13

	Principal Amount	Value
Level 3 Financing, Inc., 8.625%, 7/15/20	$3,850,000	$4,191,687
Level 3 Financing, Inc., 5.375%, 8/15/22	470,000	486,009
Softbank Corp., 4.50%, 4/15/20(1)	1,500,000	1,537,500
Sprint Capital Corp., 6.90%, 5/1/19	2,600,000	2,700,750
Sprint Capital Corp., 8.75%, 3/15/32	1,000,000	1,040,000
Telecom Italia Capital SA, 7.00%, 6/4/18	2,200,000	2,459,875
Telecom Italia Capital SA, 6.375%, 11/15/33	3,590,000	3,859,250
Telecom Italia Capital SA, 7.72%, 6/4/38	1,000,000	1,172,500
Virgin Media Finance plc, 5.75%, 1/15/25(1)	2,200,000	2,288,660
Windstream Corp., 7.875%, 11/1/17	250,000	271,875
Windstream Corp., 7.75%, 10/15/20	1,200,000	1,234,500
Windstream Corp., 6.375%, 8/1/23	1,250,000	1,131,950
		46,401,722
Electric Utilities — 0.7%
AES Corp. (The), 4.875%, 5/15/23	2,250,000	2,185,313
Atlantic Power Corp., 9.00%, 11/15/18	3,130,000	3,247,375
		5,432,688
Electronic Equipment, Instruments and Components — 0.4%
Sanmina Corp., 4.375%, 6/1/19(1)	2,460,000	2,453,850
Viasystems, Inc., 7.875%, 5/1/19(1)	700,000	740,250
		3,194,100
Energy Equipment and Services — 1.4%
Basic Energy Services, Inc., 7.75%, 2/15/19	2,200,000	1,705,000
FTS International, Inc., 6.25%, 5/1/22(1)	1,620,000	1,198,800
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	1,500,000	1,200,000
Offshore Group Investment Ltd., 7.125%, 4/1/23	1,250,000	707,813
Pacific Drilling SA, 5.375%, 6/1/20(1)	500,000	405,000
Pacific Drilling V Ltd., 7.25%, 12/1/17(1)	125,000	113,125
Paragon Offshore plc, 7.25%, 8/15/24(1)	1,100,000	374,000
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)	1,125,000	1,015,312
Precision Drilling Corp. Co., 5.25%, 11/15/24(1)	1,350,000	1,134,000
SESI LLC, 6.375%, 5/1/19	750,000	765,000
Transocean, Inc., 2.50%, 10/15/17	1,265,000	1,165,381
Transocean, Inc., 6.375%, 12/15/21	1,265,000	1,062,600
		10,846,031
Financial Services — 0.3%
Argos Merger Sub, Inc., 7.125%, 3/15/23(1)	1,945,000	2,020,369
Food and Staples Retailing — 0.9%
Albertsons Holdings LLC / Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22(1)	272,000	292,400
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(1)	450,000	455,625
Family Tree Escrow LLC, 5.25%, 3/1/20(1)	500,000	526,250
Family Tree Escrow LLC, 5.75%, 3/1/23(1)	1,975,000	2,083,625
Rite Aid Corp., 6.75%, 6/15/21	1,000,000	1,068,750
Rite Aid Corp., 6.125%, 4/1/23(1)(2)	1,125,000	1,158,750
SUPERVALU, Inc., 6.75%, 6/1/21	1,020,000	1,055,700

14

	Principal Amount	Value
Tesco plc, 6.15%, 11/15/37(1)	$830,000	$882,810
		7,523,910
Food Products — 1.7%
Aramark Services, Inc., 5.75%, 3/15/20	700,000	733,250
HJ Heinz Co., 4.25%, 10/15/20	250,000	256,813
HJ Heinz Co., 4.875%, 2/15/25(1)	2,700,000	2,932,875
JBS Investments GmbH, 7.25%, 4/3/24(1)	350,000	360,062
JBS USA LLC / JBS USA Finance, Inc., 8.25%, 2/1/20(1)	950,000	1,014,125
JBS USA LLC / JBS USA Finance, Inc., 7.25%, 6/1/21(1)	750,000	793,125
NBTY, Inc., 9.00%, 10/1/18	850,000	888,250
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	2,125,000	2,178,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	1,150,000	1,161,500
Post Holdings, Inc., 7.375%, 2/15/22	1,750,000	1,815,625
Smithfield Foods, Inc., 6.625%, 8/15/22	1,000,000	1,073,750
		13,207,500
Gas Utilities — 3.5%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	850,000	858,500
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23(1)	510,000	516,375
Energy Transfer Equity LP, 5.875%, 1/15/24	710,000	752,600
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	1,500,000	1,417,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	295,000	311,225
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.25%, 6/15/22	325,000	341,250
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 5.50%, 2/15/23	500,000	516,250
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.50%, 7/15/23	800,000	796,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	885,000	909,249
NGPL PipeCo LLC, 7.12%, 12/15/17(1)	750,000	746,250
NGPL PipeCo LLC, 9.625%, 6/1/19(1)	500,000	498,438
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	1,350,000	1,400,625
Regency Energy Partners LP / Regency Energy Finance Corp., 4.50%, 11/1/23	1,500,000	1,515,000
Rockies Express Pipeline LLC, 5.625%, 4/15/20(1)	3,630,000	3,811,863
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,000,000	1,010,000
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	1,000,000	1,037,500
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	2,590,000	2,593,237
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25(1)	1,245,000	1,234,106
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(1)	950,000	980,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	562,000	591,505
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	2,436,000	2,356,830
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	1,000,000	1,035,000

15

	Principal Amount	Value
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22(1)	$950,000	$988,000
Williams Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	1,000,000	1,044,060
Williams Partners LP / ACMP Finance Corp., 6.125%, 7/15/22	1,000,000	1,059,944
		28,322,182
Health Care Equipment and Supplies — 1.4%
Alere, Inc., 8.625%, 10/1/18	360,000	375,300
Alere, Inc., 6.50%, 6/15/20	1,250,000	1,300,000
Crimson Merger Sub, Inc., 6.625%, 5/15/22(1)	625,000	555,469
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	250,000	257,500
Hologic, Inc., 6.25%, 8/1/20	1,240,000	1,292,700
Hospira, Inc., 5.60%, 9/15/40	300,000	373,264
Kindred Healthcare, Inc., 8.75%, 1/15/23(1)	175,000	192,500
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	2,402,000	2,606,170
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	900,000	987,750
Mallinckrodt International Finance SA, 4.75%, 4/15/23	2,240,000	2,139,200
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	1,150,000	1,188,812
		11,268,665
Health Care Providers and Services — 6.2%
21st Century Oncology, Inc., 8.875%, 1/15/17	280,000	288,050
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	1,650,000	1,660,313
Acadia Healthcare Co., Inc., 5.625%, 2/15/23(1)	1,050,000	1,073,625
Amsurg Corp., 5.625%, 7/15/22	2,000,000	2,055,000
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	820,000	847,675
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	1,500,000	1,597,500
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	700,000	742,875
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	500,000	517,500
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	2,340,000	2,500,875
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,350,000	1,437,750
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	2,407,000	2,464,166
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,350,000	1,491,750
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(1)	1,050,000	1,105,125
HCA Holdings, Inc., 7.75%, 5/15/21	1,500,000	1,599,840
HCA, Inc., 4.25%, 10/15/19	500,000	514,375
HCA, Inc., 6.50%, 2/15/20	1,230,000	1,388,055
HCA, Inc., 7.50%, 2/15/22	2,250,000	2,629,687
HCA, Inc., 5.875%, 3/15/22	500,000	553,750
HCA, Inc., 4.75%, 5/1/23	2,000,000	2,080,000
HCA, Inc., 5.375%, 2/1/25	1,300,000	1,367,438
HCA, Inc., 7.69%, 6/15/25	2,400,000	2,724,000
HealthSouth Corp., 5.75%, 11/1/24	990,000	1,034,550
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	2,950,000	3,075,375
Kindred Healthcare, Inc., 8.00%, 1/15/20(1)	1,795,000	1,935,234
Kindred Healthcare, Inc., 6.375%, 4/15/22	300,000	304,125
LifePoint Hospitals, Inc., 5.50%, 12/1/21	2,200,000	2,315,500
Tenet Healthcare Corp., 5.00%, 3/1/19(1)	2,010,000	1,999,950
Tenet Healthcare Corp., 8.00%, 8/1/20	1,600,000	1,684,000

16

	Principal Amount	Value
Tenet Healthcare Corp., 6.00%, 10/1/20	$2,100,000	$2,228,625
Tenet Healthcare Corp., 4.50%, 4/1/21	990,000	973,913
Tenet Healthcare Corp., 8.125%, 4/1/22	2,170,000	2,397,850
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,300,000	1,368,250
		49,956,721
Hotels, Restaurants and Leisure — 3.8%
1011778 B.C. ULC / New Red Finance, Inc., 6.00%, 4/1/22(1)	2,660,000	2,769,725
Affinity Gaming LLC / Affinity Gaming Finance Corp., 9.00%, 5/15/18	1,000,000	980,000
Boyd Gaming Corp., 9.125%, 12/1/18	1,600,000	1,676,000
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	1,250,000	1,246,875
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	1,500,000	1,320,000
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 5/1/22(1)	250,000	193,125
CEC Entertainment, Inc., 8.00%, 2/15/22	250,000	251,250
Felcor Lodging LP, 5.625%, 3/1/23	775,000	804,063
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(1)	750,000	771,563
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	2,880,000	3,045,600
MGM Resorts International, 8.625%, 2/1/19	750,000	858,750
MGM Resorts International, 5.25%, 3/31/20	1,800,000	1,831,320
MGM Resorts International, 7.75%, 3/15/22	250,000	282,188
MGM Resorts International, 6.00%, 3/15/23	1,800,000	1,858,500
Pinnacle Entertainment, 7.50%, 4/15/21	1,800,000	1,910,250
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,300,000	1,379,625
Scientific Games International, Inc., 6.25%, 9/1/20	455,000	341,250
Scientific Games International, Inc., 7.00%, 1/1/22(1)	875,000	899,062
Scientific Games International, Inc., 10.00%, 12/1/22(1)	1,755,000	1,654,087
Station Casinos LLC, 7.50%, 3/1/21	4,060,000	4,344,200
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	1,000,000	1,017,500
Wynn Macau Ltd., 5.25%, 10/15/21(1)	1,325,000	1,262,062
		30,696,995
Household Durables — 2.5%
Beazer Homes USA, Inc., 8.125%, 6/15/16	750,000	796,875
Beazer Homes USA, Inc., 7.25%, 2/1/23	209,000	200,640
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	750,000	780,000
Century Communities, Inc., 6.875%, 5/15/22	370,000	368,150
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(1)	5,150,000	4,960,094
KB Home, 4.75%, 5/15/19	500,000	490,000
KB Home, 8.00%, 3/15/20	500,000	542,500
Meritage Homes Corp., 7.00%, 4/1/22	750,000	808,125
Ryland Group, Inc. (The), 5.375%, 10/1/22	500,000	501,250
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	1,275,000	1,303,687
Standard Pacific Corp., 8.375%, 5/15/18	1,350,000	1,549,125
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(1)	2,000,000	1,955,000

17

	Principal Amount	Value
Toll Brothers Finance Corp., 6.75%, 11/1/19	$680,000	$771,800
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(1)	1,600,000	1,570,000
WCI Communities, Inc., 6.875%, 8/15/21	2,000,000	2,060,000
William Lyon Homes, Inc., 8.50%, 11/15/20	1,000,000	1,087,500
		19,744,746
Household Products — 0.6%
American Achievement Corp., 10.875%, 4/15/16(1)	1,000,000	982,500
Spectrum Brands, Inc., 6.375%, 11/15/20	1,560,000	1,661,400
Spectrum Brands, Inc., 6.625%, 11/15/22	1,680,000	1,806,000
		4,449,900
Industrial Conglomerates — 0.9%
Algeco Scotsman Global Finance plc, 10.75%, 10/15/19(1)	1,100,000	907,500
HD Supply, Inc., 7.50%, 7/15/20	2,300,000	2,472,500
HD Supply, Inc., 5.25%, 12/15/21(1)	880,000	908,600
Jack Cooper Holdings Corp., 9.25%, 6/1/20(1)	1,100,000	1,141,250
JCH Parent, Inc., PIK, 10.50%, 3/15/19(1)	528,125	477,953
Milacron LLC / Mcron Finance Corp., 7.75%, 2/15/21(1)	100,000	104,000
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	1,370,000	1,368,288
		7,380,091
Insurance — 1.8%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19(1)	1,000,000	1,007,190
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21(1)	2,250,000	2,345,512
AIG Life Holdings, Inc., 7.57%, 12/1/45(1)	100,000	135,750
Genworth Financial, Inc., 7.625%, 9/24/21	250,000	261,250
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	1,400,000	840,000
International Lease Finance Corp., 8.75%, 3/15/17	2,200,000	2,436,500
International Lease Finance Corp., 6.25%, 5/15/19	1,250,000	1,368,750
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)	2,400,000	2,473,200
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, 2/15/18(1)	1,250,000	1,321,875
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/21(1)	500,000	556,946
USI Inc. / NY, 7.75%, 1/15/21(1)	500,000	515,000
Voya Financial, Inc., VRN, 5.65%, 5/15/23	1,250,000	1,312,500
		14,574,473
Internet Software and Services — 0.9%
Equinix, Inc., 4.875%, 4/1/20	750,000	778,125
Equinix, Inc., 5.375%, 4/1/23	845,000	881,335
IAC / InterActiveCorp, 4.75%, 12/15/22	1,000,000	997,500
Netflix, Inc., 5.375%, 2/1/21	500,000	512,500
Netflix, Inc., 5.75%, 3/1/24	2,000,000	2,047,500
Netflix, Inc., 5.875%, 2/15/25(1)	1,000,000	1,031,250
VeriSign, Inc., 4.625%, 5/1/23	500,000	501,250
VeriSign, Inc., 5.25%, 4/1/25(1)	250,000	256,250
		7,005,710
IT Services — 2.0%
Audatex North America, Inc., 6.00%, 6/15/21(1)	1,340,000	1,423,750

18

	Principal Amount	Value
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	$855,000	$869,962
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	1,045,000	1,097,250
First Data Corp., 7.375%, 6/15/19(1)	1,600,000	1,676,000
First Data Corp., 8.875%, 8/15/20(1)	1,000,000	1,067,500
First Data Corp., 8.25%, 1/15/21(1)	5,599,000	6,060,917
First Data Corp., 12.625%, 1/15/21	349,000	414,438
First Data Corp., 11.75%, 8/15/21	2,215,000	2,572,169
j2 Global, Inc., 8.00%, 8/1/20	200,000	217,000
SunGard Data Systems, Inc., 7.375%, 11/15/18	614,000	639,328
		16,038,314
Machinery — 0.6%
Case New Holand, Inc., 7.875%, 12/1/17	1,000,000	1,112,800
CNH Industrial Capital LLC, 3.375%, 7/15/19(1)	500,000	487,500
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	950,000	1,026,000
Navistar International Corp., 8.25%, 11/1/21	1,024,000	999,680
Terex Corp., 6.50%, 4/1/20	500,000	522,500
Terex Corp., 6.00%, 5/15/21	250,000	257,500
		4,405,980
Marine — 0.6%
DP World Sukuk Ltd., 6.25%, 7/2/17	920,000	994,888
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	3,640,000	3,512,600
Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc., 8.125%, 2/15/19	500,000	435,000
		4,942,488
Media — 10.2%
Altice Financing SA, 6.50%, 1/15/22(1)	910,000	937,869
Altice Financing SA, 6.625%, 2/15/23(1)	2,210,000	2,287,350
Altice Finco SA, 7.625%, 2/15/25(1)	1,300,000	1,339,000
Altice SA, 7.75%, 5/15/22(1)	1,430,000	1,458,600
Altice SA, 7.625%, 2/15/25(1)	1,500,000	1,510,312
AMC Entertainment, Inc., 5.875%, 2/15/22	500,000	521,250
AMC Networks, Inc., 7.75%, 7/15/21	200,000	218,000
Cablevision Systems Corp., 5.875%, 9/15/22	1,500,000	1,576,875
CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 6/1/20	1,500,000	1,606,875
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	2,900,000	2,976,125
CCOH Safari LLC, 5.50%, 12/1/22	2,350,000	2,408,750
CCOH Safari LLC, 5.75%, 12/1/24	2,200,000	2,271,500
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	750,000	751,875
Cinemark USA, Inc., 5.125%, 12/15/22	600,000	612,000
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	375,000	390,000
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	2,375,000	2,511,562
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	270,000	281,475
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	730,000	771,975
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16(1)	500,000	598,750
CSC Holdings LLC, 7.625%, 7/15/18	1,200,000	1,357,500

19

	Principal Amount	Value
CSC Holdings LLC, 6.75%, 11/15/21	$1,200,000	$1,336,500
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	1,350,000	1,328,063
DISH DBS Corp., 4.625%, 7/15/17	1,500,000	1,543,125
DISH DBS Corp., 6.75%, 6/1/21	2,950,000	3,149,125
DISH DBS Corp., 5.00%, 3/15/23	1,250,000	1,218,500
DISH DBS Corp., 5.875%, 11/15/24	1,500,000	1,505,625
Gannett Co., Inc., 5.125%, 7/15/20	1,000,000	1,046,250
Gannett Co., Inc., 5.50%, 9/15/24(1)	1,500,000	1,573,125
Gray Television, Inc., 7.50%, 10/1/20	1,000,000	1,057,500
iHeartCommunications, Inc., 9.00%, 3/1/21	1,750,000	1,682,187
iHeartCommunications, Inc., 10.625%, 3/15/23(1)	500,000	501,250
iHeartCommunications, Inc., PIK, 14.00%, 2/1/21	1,270,494	1,014,807
Lamar Media Corp., 5.875%, 2/1/22	1,450,000	1,533,375
Lamar Media Corp., 5.00%, 5/1/23	1,400,000	1,438,500
Lamar Media Corp., 5.375%, 1/15/24	500,000	523,750
McClatchy Co. (The), 9.00%, 12/15/22	900,000	873,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	250,000	277,500
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	500,000	540,000
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	1,028,000	1,051,130
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	800,000	808,000
Numericable-SFR SAS, 6.00%, 5/15/22(1)	4,340,000	4,410,525
Regal Entertainment Group, 5.75%, 3/15/22	1,250,000	1,282,813
RR Donnelley & Sons Co., 7.25%, 5/15/18	264,000	292,710
RR Donnelley & Sons Co., 6.00%, 4/1/24	1,500,000	1,556,250
Sable International Finance Ltd., 8.75%, 2/1/20(1)	1,450,000	1,566,000
SBA Telecommunications, Inc., 5.75%, 7/15/20	250,000	264,063
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,000,000	1,030,000
Sinclair Television Group, Inc., 6.125%, 10/1/22	250,000	263,175
Sinclair Television Group, Inc., 5.625%, 8/1/24(1)	1,250,000	1,278,125
Sirius XM Radio, Inc., 4.25%, 5/15/20(1)	1,000,000	992,500
Sirius XM Radio, Inc., 5.875%, 10/1/20(1)	750,000	783,750
Sirius XM Radio, Inc., 5.75%, 8/1/21(1)	1,000,000	1,044,375
Sirius XM Radio, Inc., 5.25%, 8/15/22(1)	400,000	423,500
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	1,000,000	1,052,500
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	1,250,000	1,259,375
Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	500,000	516,250
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(1)	500,000	506,250
Unitymedia KabelBW GmbH, 6.125%, 1/15/25(1)	1,000,000	1,060,000
Univision Communications, Inc., 8.50%, 5/15/21(1)	1,100,000	1,179,750
Univision Communications, Inc., 5.125%, 5/15/23(1)	1,000,000	1,020,000
Univision Communications, Inc., 5.125%, 2/15/25(1)	500,000	511,875
UPCB Finance VI Ltd., 6.875%, 1/15/22(1)	500,000	536,250
Videotron Ltee, 5.00%, 7/15/22	1,000,000	1,035,000
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)	449,000	473,134
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	400,000	409,000
20

	Principal Amount	Value
Visant Corp., 10.00%, 10/1/17	$1,135,000	$1,021,500
Wind Acquisition Finance SA, 4.75%, 7/15/20(1)	1,540,000	1,547,700
Wind Acquisition Finance SA, 7.375%, 4/23/21(1)	1,050,000	1,092,000
WMG Acquisition Corp., 6.00%, 1/15/21(1)	225,000	230,625
WMG Acquisition Corp., 5.625%, 4/15/22(1)	2,070,000	2,082,937
Ziggo Bond Finance BV, 5.875%, 1/15/25(1)	1,035,000	1,088,044
		82,198,931
Metals and Mining — 3.0%
AK Steel Corp., 7.625%, 5/15/20	750,000	648,750
Alcoa, Inc., 5.40%, 4/15/21	1,410,000	1,537,050
Alcoa, Inc., 5.125%, 10/1/24	1,575,000	1,688,858
Alcoa, Inc., 5.95%, 2/1/37	770,000	810,861
Aleris International, Inc., 7.625%, 2/15/18	700,000	716,625
AngloGold Ashanti Holdings plc, 8.50%, 7/30/20	2,000,000	2,157,000
ArcelorMittal, 5.25%, 2/25/17	2,500,000	2,606,250
ArcelorMittal, 6.125%, 6/1/18	2,500,000	2,692,500
ArcelorMittal, 6.25%, 3/1/21	1,025,000	1,092,906
ArcelorMittal, 7.50%, 3/1/41	2,000,000	2,090,000
Cliffs Natural Resources, Inc., 7.75%, 3/31/20(1)	941,563	673,217
First Quantum Minerals Ltd., 6.75%, 2/15/20(1)	543,000	504,990
First Quantum Minerals Ltd., 7.00%, 2/15/21(1)	768,000	716,160
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)	2,170,000	2,007,250
FMG Resources August 2006 Pty Ltd., 8.25%, 11/1/19(1)	2,200,000	1,867,250
Ryerson, Inc. / Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	100,000	101,250
Steel Dynamics, Inc., 5.25%, 4/15/23	1,000,000	1,017,500
United States Steel Corp., 7.375%, 4/1/20	750,000	766,163
		23,694,580
Multi-Utilities — 2.8%
Calpine Corp., 5.375%, 1/15/23	1,750,000	1,758,750
Calpine Corp., 5.50%, 2/1/24	500,000	505,000
Calpine Corp., 5.75%, 1/15/25	2,810,000	2,841,613
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 6.75%, 11/1/19(1)	800,000	829,000
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/1/22(1)	2,670,000	2,816,850
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, 11/1/24(1)	800,000	841,000
Dynegy, Inc., 5.875%, 6/1/23	500,000	488,750
GenOn Americas Generation LLC, 8.50%, 10/1/21	225,000	214,875
GenOn Energy, Inc., 9.50%, 10/15/18	2,000,000	2,050,000
GenOn Energy, Inc., 9.875%, 10/15/20	930,000	946,275
Illinois Power Generating Co., 7.00%, 4/15/18	300,000	279,000
IPALCO Enterprises, Inc., 5.00%, 5/1/18	2,000,000	2,130,000
NRG Energy, Inc., 7.625%, 1/15/18	3,195,000	3,526,481
NRG Energy, Inc., 6.25%, 7/15/22	500,000	516,875
NRG Energy, Inc., 6.25%, 5/1/24	1,610,000	1,630,125
RJS Power Holdings LLC, 5.125%, 7/15/19(1)	1,000,000	990,000
		22,364,594

21

	Principal Amount	Value
Multiline Retail — 0.4%
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	$645,000	$535,350
J.C. Penney Corp., Inc., 5.75%, 2/15/18	500,000	475,000
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(1)	1,750,000	1,863,750
		2,874,100
Oil, Gas and Consumable Fuels — 8.4%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	1,000,000	285,000
Alpha Natural Resources, Inc., 7.50%, 8/1/20(1)	300,000	125,921
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	1,200,000	1,269,000
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	1,000,000	1,042,500
Antero Resources Corp., 5.125%, 12/1/22	1,850,000	1,785,250
Antero Resources Corp., 5.625%, 6/1/23(1)	920,000	913,100
Arch Coal, Inc., 7.00%, 6/15/19	1,500,000	360,000
California Resources Corp., 5.50%, 9/15/21(1)	2,365,000	2,119,631
California Resources Corp., 6.00%, 11/15/24(1)	2,160,000	1,903,500
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	1,750,000	1,806,875
Chesapeake Energy Corp., 6.625%, 8/15/20	2,400,000	2,490,000
Chesapeake Energy Corp., 5.375%, 6/15/21	1,000,000	975,000
Chesapeake Energy Corp., 4.875%, 4/15/22	1,000,000	942,500
Chesapeake Energy Corp., 5.75%, 3/15/23	1,000,000	980,000
Cimarex Energy Co., 5.875%, 5/1/22	1,000,000	1,070,000
Cimarex Energy Co., 4.375%, 6/1/24	720,000	718,200
Concho Resources, Inc., 5.50%, 10/1/22	2,200,000	2,227,500
Concho Resources, Inc., 5.50%, 4/1/23	1,750,000	1,771,875
Denbury Resources, Inc., 6.375%, 8/15/21	100,000	94,750
Denbury Resources, Inc., 5.50%, 5/1/22	750,000	678,750
Denbury Resources, Inc., 4.625%, 7/15/23	750,000	646,875
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	500,000	340,000
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	1,200,000	504,000
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24(1)	1,320,000	462,000
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	3,000,000	3,153,750
EP Energy LLC / Everest Acquisition Finance, Inc., 7.75%, 9/1/22	250,000	256,250
EXCO Resources, Inc., 7.50%, 9/15/18	1,500,000	900,000
Gazprom OAO Via Gaz Capital SA, MTN, 6.21%, 11/22/16	920,000	948,750
Halcon Resources Corp., 8.875%, 5/15/21	2,000,000	1,405,000
Laredo Petroleum, Inc., 5.625%, 1/15/22	750,000	731,250
Laredo Petroleum, Inc., 6.25%, 3/15/23	1,025,000	1,025,000
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	1,425,000	1,205,016
Linn Energy LLC / Linn Energy Finance Corp., 8.625%, 4/15/20	1,500,000	1,290,000
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 9/15/21	910,000	709,800
MEG Energy Corp., 6.50%, 3/15/21(1)	750,000	697,500
MEG Energy Corp., 7.00%, 3/31/24(1)	1,200,000	1,137,000
Newfield Exploration Co., 5.75%, 1/30/22	1,000,000	1,047,500
Oasis Petroleum, Inc., 6.875%, 3/15/22	1,250,000	1,225,000
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	500,000	530,625
Peabody Energy Corp., 6.00%, 11/15/18	2,140,000	1,679,900

22

	Principal Amount	Value
Peabody Energy Corp., 6.50%, 9/15/20	$350,000	$214,375
Peabody Energy Corp., 6.25%, 11/15/21	1,400,000	866,250
Peabody Energy Corp., 10.00%, 3/15/22(1)	600,000	534,000
Petrobras Global Finance BV, 3.25%, 3/17/17	920,000	851,000
QEP Resources, Inc., 5.375%, 10/1/22	3,110,000	3,071,125
QEP Resources, Inc., 5.25%, 5/1/23	250,000	246,200
Range Resources Corp., 5.75%, 6/1/21	1,000,000	1,049,690
Range Resources Corp., 5.00%, 8/15/22	1,500,000	1,500,000
Rice Energy, Inc., 6.25%, 5/1/22	550,000	539,000
Rosetta Resources, Inc., 5.875%, 6/1/22	975,000	918,937
Sabine Pass LNG LP, 6.50%, 11/1/20	250,000	260,000
Samson Investment Co., 9.75%, 2/15/20	2,290,000	641,200
Sanchez Energy Corp., 6.125%, 1/15/23	910,000	822,413
SandRidge Energy, Inc., 7.50%, 3/15/21	3,500,000	2,187,500
SandRidge Energy, Inc., 7.50%, 2/15/23	810,000	502,200
SM Energy Co., 6.50%, 1/1/23	500,000	515,000
SM Energy Co., 5.00%, 1/15/24	1,310,000	1,239,915
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	1,390,000	1,428,225
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	1,500,000	1,537,500
Tesoro Corp., 4.25%, 10/1/17	1,000,000	1,045,000
Venoco, Inc., 8.875%, 2/15/19	450,000	236,250
Whiting Petroleum Corp., 5.00%, 3/15/19	490,000	483,875
Whiting Petroleum Corp., 5.75%, 3/15/21	1,700,000	1,695,750
WPX Energy, Inc., 5.25%, 1/15/17	1,250,000	1,262,500
WPX Energy, Inc., 6.00%, 1/15/22	500,000	467,500
		67,569,973
Paper and Forest Products — 0.3%
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	625,000	681,250
Sappi Papier Holding GmbH, 6.625%, 4/15/21(1)	1,500,000	1,580,625
		2,261,875
Personal Products — 0.1%
Avon Products, Inc., 5.75%, 3/15/23	1,000,000	883,000
Pharmaceuticals — 2.5%
Endo Finance LLC & Endo Finco, Inc., 7.00%, 7/15/19(1)	1,200,000	1,255,500
Endo Finance LLC & Endo Finco, Inc., 7.00%, 12/15/20(1)	300,000	313,875
Endo Finance LLC & Endo Finco, Inc., 7.25%, 1/15/22(1)	730,000	778,363
Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23(1)	1,320,000	1,320,000
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc., 6.00%, 2/1/25(1)	950,000	978,500
Grifols Worldwide Operations Ltd., 5.25%, 4/1/22(1)	200,000	203,750
Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	250,000	265,000
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	1,090,000	1,151,313
Valeant Pharmaceuticals International, Inc., 7.00%, 10/1/20(1)	500,000	524,375
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	1,800,000	1,876,500
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	775,000	841,115
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	1,300,000	1,363,375

23

	Principal Amount	Value
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(1)	$1,750,000	$1,857,187
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(1)	3,125,000	3,175,781
VRX Escrow Corp., 5.375%, 3/15/20(1)	1,500,000	1,518,750
VRX Escrow Corp., 6.125%, 4/15/25(1)	2,795,000	2,903,306
		20,326,690
Real Estate Investment Trusts (REITs) — 0.8%
Corrections Corp. of America, 4.125%, 4/1/20	1,350,000	1,365,188
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	1,000,000	1,025,000
DuPont Fabros Technology LP, 5.875%, 9/15/21	250,000	259,375
iStar Financial, Inc., 3.875%, 7/1/16	100,000	100,750
iStar Financial, Inc., 9.00%, 6/1/17	100,000	110,255
iStar Financial, Inc., 5.00%, 7/1/19	975,000	978,656
MPT Operating Partnership LP / MPT Finance Corp., 6.875%, 5/1/21	1,500,000	1,621,875
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	1,000,000	1,027,500
		6,488,599
Real Estate Management and Development — 0.4%
CBRE Services, Inc., 5.00%, 3/15/23	1,250,000	1,306,250
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(1)	1,930,000	1,963,775
		3,270,025
Semiconductors and Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	410,000	394,625
Advanced Micro Devices, Inc., 7.00%, 7/1/24	700,000	607,250
Amkor Technology, Inc., 6.375%, 10/1/22	1,000,000	1,035,000
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	3,800,000	4,132,500
Micron Technology, Inc., 5.25%, 8/1/23(1)	1,050,000	1,071,000
Micron Technology, Inc., 5.50%, 2/1/25(1)	1,500,000	1,515,000
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(1)	225,000	238,781
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(1)	1,065,000	1,134,225
		10,128,381
Software — 0.4%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	1,500,000	1,601,250
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	250,000	230,000
Nuance Communications, Inc., 5.375%, 8/15/20(1)	754,000	765,310
Sabre GLBL, Inc., 8.50%, 5/15/19(1)	450,000	482,490
		3,079,050
Specialty Retail — 2.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	980,000	1,021,650
Ashtead Capital, Inc., 5.625%, 10/1/24(1)	840,000	878,850
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(1)	1,150,000	1,165,789
Building Materials Holding Corp., 9.00%, 9/15/18(1)	1,000,000	1,065,000
Claire's Stores, Inc., 9.00%, 3/15/19(1)	100,000	91,250
Claire's Stores, Inc., 7.75%, 6/1/20(1)	750,000	307,500
Hertz Corp. (The), 4.25%, 4/1/18	100,000	101,250
Hertz Corp. (The), 5.875%, 10/15/20	450,000	464,625
Hertz Corp. (The), 7.375%, 1/15/21	1,550,000	1,635,250
Hertz Corp. (The), 6.25%, 10/15/22	850,000	882,938

24

	Principal Amount	Value
Michaels Stores, Inc., 5.875%, 12/15/20(1)	$1,370,000	$1,414,525
Party City Holdings, Inc., 8.875%, 8/1/20	1,200,000	1,299,000
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	1,000,000	1,052,500
Petco Holdings, Inc., PIK, 8.50%, 10/15/17(1)	500,000	515,000
Rent-A-Center, Inc., 6.625%, 11/15/20	700,000	661,500
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	1,000,000	1,057,500
Sonic Automotive, Inc., 7.00%, 7/15/22	800,000	876,000
Sonic Automotive, Inc., 5.00%, 5/15/23	850,000	845,750
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	900,000	914,625
United Rentals North America, Inc., 7.375%, 5/15/20	250,000	271,406
United Rentals North America, Inc., 7.625%, 4/15/22	250,000	274,750
United Rentals North America, Inc., 6.125%, 6/15/23	825,000	876,563
United Rentals North America, Inc., 4.625%, 7/15/23	1,275,000	1,292,531
United Rentals North America, Inc., 5.50%, 7/15/25	2,130,000	2,177,925
		21,143,677
Technology Hardware, Storage and Peripherals — 0.2%
Dell, Inc., 5.875%, 6/15/19	1,250,000	1,354,688
NCR Corp., 5.00%, 7/15/22	500,000	507,500
		1,862,188
Textiles, Apparel and Luxury Goods — 1.0%
L Brands, Inc., 7.00%, 5/1/20	500,000	578,750
L Brands, Inc., 6.625%, 4/1/21	750,000	862,883
L Brands, Inc., 5.625%, 2/15/22	2,250,000	2,486,250
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22(1)	2,465,000	2,606,737
Polymer Group, Inc., 7.75%, 2/1/19	1,224,000	1,276,020
PVH Corp., 4.50%, 12/15/22	500,000	510,000
		8,320,640
Wireless Telecommunication Services — 3.1%
Sprint Communications, 6.00%, 12/1/16	1,000,000	1,045,875
Sprint Communications, 9.125%, 3/1/17	250,000	273,750
Sprint Communications, 9.00%, 11/15/18(1)	1,000,000	1,150,000
Sprint Communications, 7.00%, 3/1/20(1)	1,100,000	1,218,250
Sprint Communications, 6.00%, 11/15/22	1,750,000	1,669,062
Sprint Corp., 7.25%, 9/15/21	3,000,000	3,026,250
Sprint Corp., 7.875%, 9/15/23	600,000	615,000
Sprint Corp., 7.125%, 6/15/24	4,100,000	4,038,500
Sprint Corp., 7.625%, 2/15/25	1,010,000	1,011,263
T-Mobile USA, Inc., 6.46%, 4/28/19	1,250,000	1,292,188
T-Mobile USA, Inc., 6.625%, 11/15/20	1,250,000	1,310,937
T-Mobile USA, Inc., 6.63%, 4/28/21	1,500,000	1,576,875
T-Mobile USA, Inc., 6.125%, 1/15/22	1,100,000	1,138,500
T-Mobile USA, Inc., 6.625%, 4/1/23	2,800,000	2,947,000
T-Mobile USA, Inc., 6.375%, 3/1/25	1,500,000	1,551,600
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23(1)	1,300,000	1,311,999
		25,177,049
TOTAL CORPORATE BONDS (Cost $754,735,078)		756,067,063

25

	Principal Amount/Shares	Value
MUNICIPAL SECURITIES — 1.2%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/42	$1,500,000	$996,585
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	5,245,000	3,070,580
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	3,600,000	2,107,656
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	2,000,000	1,351,140
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	1,820,000	1,229,538
Puerto Rico GO, Series 2014 A, (Public Improvement), 8.00%, 7/1/35	100,000	82,312
Puerto Rico Public Buildings Authority Rev., Series 2012 U, 5.25%, 7/1/42	1,460,000	922,399
TOTAL MUNICIPAL SECURITIES (Cost $11,335,182)		9,760,210
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 0.6%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.125%, 4/15/15(1) (Cost $4,500,000)	4,500,000	4,515,772
ASSET-BACKED SECURITIES(3) — 0.4%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(1)	706,516	766,570
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	1,106,729	1,195,267
US Airways 2013-1 Class B Pass Through Trust, 5.375%, 5/15/23	989,154	1,031,193
TOTAL ASSET-BACKED SECURITIES (Cost $2,808,210)		2,993,030
COMMON STOCKS — 0.3%
Banks — 0.1%
CIT Group, Inc.	9,111	411,088
Building Products†
Nortek, Inc.(4)	650	57,363
Health Care Providers and Services — 0.1%
Express Scripts Holding Co.(4)	10,800	937,116
Media — 0.1%
Charter Communications, Inc., Class A(4)	5,213	1,006,682
TOTAL COMMON STOCKS (Cost $1,685,158)		2,412,249
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 0.2%
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36 (Cost $1,660,264)	$1,666,461	1,642,845
EXCHANGE-TRADED FUNDS — 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $946,896)	10,600	960,466
PREFERRED STOCKS†
Consumer Finance†
Ally Financial, Inc., 7.00%(1) (Cost $85,313)	88	90,324
TEMPORARY CASH INVESTMENTS(7) — 1.4%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(5)	$10,898,000	10,897,969
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $829), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $812)		812
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,898,812)		10,898,781
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $788,654,913)		789,340,740
OTHER ASSETS AND LIABILITIES — 1.6%		13,118,955
TOTAL NET ASSETS — 100.0%		$802,459,695

26

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,050,000	USD	2,337,703	Barclays Bank plc	4/30/15	$(18,419)
AUD	1,750,000	USD	1,374,713	JPMorgan Chase Bank N.A.	4/30/15	(43,976)
USD	1,749,674	AUD	2,300,000	Barclays Bank plc	4/30/15	705
USD	2,233,144	AUD	2,901,186	UBS AG	4/30/15	27,022
BRL	6,022,754	USD	2,143,329	UBS AG	4/30/15	(269,280)
BRL	4,028,750	USD	1,250,000	UBS AG	4/30/15	3,592
USD	102,474	BRL	287,952	UBS AG	4/30/15	12,874
USD	2,200,000	BRL	6,251,300	UBS AG	4/30/15	254,837
USD	2,050,000	BRL	5,961,400	UBS AG	4/30/15	195,042
CAD	1,564,150	USD	1,250,000	State Street Bank and Trust	4/30/15	(15,472)
USD	1,050,000	CAD	1,332,840	JPMorgan Chase Bank N.A.	4/30/15	(1,963)
USD	2,250,000	CAD	2,812,084	State Street Bank and Trust	4/30/15	30,523
CHF	106,494	USD	116,056	Westpac Group	4/30/15	(6,349)
CLP	2,077,259,622	USD	3,306,422	UBS AG	4/30/15	12,414
USD	2,993,316	CLP	1,896,265,857	UBS AG	4/30/15	(36,346)
CNY	46,155,175	USD	7,437,186	Westpac Group	4/30/15	61,210
CNY	19,389,825	USD	3,150,000	Westpac Group	4/30/15	82
USD	7,451,075	CNY	46,241,370	Westpac Group	4/30/15	(61,324)
COP	960,299,994	USD	398,961	UBS AG	4/30/15	(30,752)
COP	2,869,900,000	USD	1,100,000	UBS AG	4/30/15	410
USD	392,408	COP	944,524,997	UBS AG	4/30/15	30,247
USD	1,900,000	COP	4,845,000,000	UBS AG	4/30/15	42,274
CZK	67,858,560	USD	2,700,000	Barclays Bank plc	4/30/15	(52,053)
CZK	1,156,181	USD	47,925	JPMorgan Chase Bank N.A.	4/30/15	(2,809)
CZK	16,598,261	USD	650,000	JPMorgan Chase Bank N.A.	4/30/15	(2,310)
USD	1,650,000	CZK	40,552,380	Barclays Bank plc	4/30/15	67,583
USD	1,300,000	CZK	31,961,930	JPMorgan Chase Bank N.A.	4/30/15	52,796
USD	1,450,000	CZK	35,789,818	JPMorgan Chase Bank N.A.	4/30/15	53,425
USD	1,250,000	CZK	32,135,025	JPMorgan Chase Bank N.A.	4/30/15	(3,959)
EUR	650,000	USD	690,659	Barclays Bank plc	4/30/15	8,510
EUR	3,600,000	USD	3,913,920	JPMorgan Chase Bank N.A.	4/30/15	(41,601)
EUR	650,000	USD	691,373	JPMorgan Chase Bank N.A.	4/30/15	7,796
EUR	550,000	USD	590,494	JPMorgan Chase Bank N.A.	4/30/15	1,111
EUR	3,550,000	USD	4,049,158	Westpac Group	4/30/15	(230,621)
USD	3,818,676	EUR	3,400,000	Barclays Bank plc	4/30/15	161,485
USD	2,731,200	EUR	2,500,000	JPMorgan Chase Bank N.A.	4/30/15	42,089
USD	7,475,609	EUR	6,505,751	UBS AG	4/30/15	477,735
GBP	1,050,000	USD	1,622,382	Deutsche Bank	4/30/15	(65,098)
GBP	600,000	USD	890,711	JPMorgan Chase Bank N.A.	4/30/15	(834)
GBP	1,600,000	USD	2,462,938	State Street Bank and Trust	4/30/15	(89,933)
GBP	1,300,000	USD	2,001,303	Westpac Group	4/30/15	(73,237)
USD	1,987,929	GBP	1,350,000	Barclays Bank plc	4/30/15	(14,294)
USD	2,154,372	GBP	1,450,000	Deutsche Bank	4/30/15	3,837
USD	2,284,275	GBP	1,500,000	JPMorgan Chase Bank N.A.	4/30/15	59,583
USD	1,827,018	GBP	1,205,377	UBS AG	4/30/15	39,289

27

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	365,989,301	USD	1,300,000	Barclays Bank plc	4/30/15	$8,936
HUF	708,545,550	USD	2,550,000	Barclays Bank plc	4/30/15	(15,935)
USD	550,000	HUF	151,024,830	Deutsche Bank	4/30/15	9,870
USD	676	HUF	182,120	JPMorgan Chase Bank N.A.	4/30/15	25
USD	2,950,000	HUF	816,959,532	State Street Bank and Trust	4/30/15	28,200
IDR	890,899,997	USD	69,376	Westpac Group	4/30/15	(1,829)
ILS	4,899,170	USD	1,250,211	Barclays Bank plc	4/30/15	(19,078)
ILS	1,198,540	USD	308,327	JPMorgan Chase Bank N.A.	4/30/15	(7,141)
ILS	8,729,393	USD	2,250,000	JPMorgan Chase Bank N.A.	4/30/15	(56,354)
USD	3,550,000	ILS	14,029,349	State Street Bank and Trust	4/30/15	24,506
INR	56,367,000	USD	900,000	UBS AG	4/30/15	1,609
INR	295,445,530	USD	4,727,128	Westpac Group	4/30/15	(1,381)
INR	42,894,500	USD	686,312	Westpac Group	4/30/15	(200)
INR	186,630,000	USD	3,000,000	Westpac Group	4/30/15	(14,792)
USD	4,100,000	INR	258,341,000	UBS AG	4/30/15	(32,249)
USD	2,350,000	INR	147,650,500	UBS AG	4/30/15	(11,718)
JPY	286,262,400	USD	2,400,000	Barclays Bank plc	4/30/15	(12,269)
JPY	157,522,300	USD	1,300,000	Barclays Bank plc	4/30/15	13,903
JPY	142,512,636	USD	1,200,000	Deutsche Bank	4/30/15	(11,294)
JPY	471,215,160	USD	3,900,000	State Street Bank and Trust	4/30/15	30,433
USD	1,200,000	JPY	145,074,000	Barclays Bank plc	4/30/15	(10,071)
USD	4,837,850	JPY	567,169,650	JPMorgan Chase Bank N.A.	4/30/15	107,055
USD	700,000	JPY	83,786,500	JPMorgan Chase Bank N.A.	4/30/15	1,132
USD	3,750,000	JPY	449,531,250	State Street Bank and Trust	4/30/15	434
USD	3,250,000	JPY	392,369,900	Westpac Group	4/30/15	(22,780)
KRW	2,604,505,000	USD	2,350,000	UBS AG	4/30/15	(4,284)
KRW	2,980,857,496	USD	2,737,243	Westpac Group	4/30/15	(52,569)
KRW	3,129,550,003	USD	2,873,783	Westpac Group	4/30/15	(55,192)
USD	4,050,000	KRW	4,476,262,500	UBS AG	4/30/15	18,508
USD	1,200,000	KRW	1,340,760,000	UBS AG	4/30/15	(7,539)
USD	550,000	KRW	610,863,000	Westpac Group	4/30/15	(166)
MXN	60,971,237	USD	4,100,000	Barclays Bank plc	4/30/15	(109,328)
MXN	34,606,289	USD	2,300,000	Barclays Bank plc	4/30/15	(34,959)
MXN	28,914,034	USD	1,929,981	JPMorgan Chase Bank N.A.	4/30/15	(37,508)
USD	2,500,000	MXN	37,575,195	Barclays Bank plc	4/30/15	40,639
USD	5,747,923	MXN	84,911,581	JPMorgan Chase Bank N.A.	4/30/15	190,314
MYR	8,324,558	USD	2,329,525	UBS AG	4/30/15	(90,816)
MYR	3,512,150	USD	950,000	UBS AG	4/30/15	(5,484)
MYR	8,622,150	USD	2,350,000	UBS AG	4/30/15	(31,260)
MYR	18,113,875	USD	5,028,838	Westpac Group	4/30/15	(157,506)
USD	3,000,000	MYR	11,032,500	UBS AG	4/30/15	33,049
USD	7,172,016	MYR	25,833,600	Westpac Group	4/30/15	224,631
USD	550,000	MYR	2,047,265	Westpac Group	4/30/15	(567)
NOK	5,500,817	USD	700,000	Barclays Bank plc	4/30/15	(17,630)
NOK	373,356	USD	49,635	Deutsche Bank	4/30/15	(3,321)
NOK	5,921,955	USD	750,000	Deutsche Bank	4/30/15	(15,388)

28

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	19,118,256	USD	2,400,000	State Street Bank and Trust	4/30/15	$(28,402)
USD	3,300,000	NOK	27,352,479	State Street Bank and Trust	4/30/15	(93,044)
USD	550,000	NOK	4,437,748	UBS AG	4/30/15	(498)
NZD	3,184,994	USD	2,397,982	Barclays Bank plc	4/30/15	(23,350)
NZD	1,100,000	USD	811,235	JPMorgan Chase Bank N.A.	4/30/15	8,891
NZD	3,800,000	USD	2,896,235	State Street Bank and Trust	4/30/15	(63,074)
USD	2,975,059	NZD	4,059,602	UBS AG	4/30/15	(51,654)
PEN	361,862	USD	117,183	UBS AG	4/30/15	(863)
PEN	8,690,591	USD	2,812,489	UBS AG	4/30/15	(18,895)
USD	2,400,000	PEN	7,514,400	UBS AG	4/30/15	(15,507)
USD	625,105	PEN	1,929,552	UBS AG	4/30/15	4,850
PHP	254,806,250	USD	5,775,300	Westpac Group	4/30/15	(77,780)
USD	4,208,174	PHP	188,526,195	UBS AG	4/30/15	(7,311)
USD	1,950,567	PHP	86,059,000	Westpac Group	4/30/15	26,270
PLN	12,574,131	USD	3,381,568	Barclays Bank plc	4/30/15	(66,550)
PLN	10,571,149	USD	2,880,238	JPMorgan Chase Bank N.A.	4/30/15	(93,282)
PLN	4,988,130	USD	1,328,349	JPMorgan Chase Bank N.A.	4/30/15	(13,289)
USD	3,005,838	PLN	11,146,850	Barclays Bank plc	4/30/15	67,106
USD	3,052,849	PLN	11,096,177	JPMorgan Chase Bank N.A.	4/30/15	127,476
USD	1,350,000	PLN	5,073,030	JPMorgan Chase Bank N.A.	4/30/15	12,557
RUB	137,475,000	USD	2,350,000	UBS AG	4/30/15	(17,690)
USD	1,700,000	RUB	99,195,000	State Street Bank and Trust	4/30/15	17,123
SEK	11,990,940	USD	1,450,000	Barclays Bank plc	4/30/15	(57,116)
USD	1,050,000	SEK	8,759,073	Deutsche Bank	4/30/15	32,534
USD	1,617,646	SEK	13,249,191	JPMorgan Chase Bank N.A.	4/30/15	78,601
SGD	4,502,685	USD	3,306,422	Barclays Bank plc	4/30/15	(27,533)
USD	3,044,713	SGD	4,103,969	Westpac Group	4/30/15	56,173
THB	109,902,000	USD	3,352,511	Westpac Group	4/30/15	20,872
TRY	2,360,430	USD	900,000	Barclays Bank plc	4/30/15	1,252
TRY	3,606,255	USD	1,350,000	JPMorgan Chase Bank N.A.	4/30/15	26,928
USD	3,026,793	TRY	7,376,403	JPMorgan Chase Bank N.A.	4/30/15	210,359
USD	1,900,000	TRY	4,899,239	JPMorgan Chase Bank N.A.	4/30/15	29,389
USD	950,000	TRY	2,452,305	UBS AG	4/30/15	13,669
TWD	118,185,809	USD	3,762,681	Westpac Group	4/30/15	20,793
USD	3,748,963	TWD	117,754,933	Westpac Group	4/30/15	(20,717)
ZAR	39,913,282	USD	3,400,000	Barclays Bank plc	4/30/15	(124,302)
ZAR	10,030,165	USD	869,636	Deutsche Bank	4/30/15	(46,456)
USD	950,000	ZAR	11,149,531	JPMorgan Chase Bank N.A.	4/30/15	34,954
USD	2,900,000	ZAR	34,461,057	State Street Bank and Trust	4/30/15	71,768
						$492,729

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
179	U.S. Treasury 10-Year Notes	June 2015	$23,074,219	$(234,556)
32	U.S. Treasury Long Bonds	June 2015	5,244,000	(88,525)
39	U.S. Treasury Ultra Long Bonds	June 2015	6,625,125	(97,812)
			$34,943,344	$(420,893)

29

CREDIT DEFAULT SWAP AGREEMENTS

Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A./ Camden Property Trust(6)	$850,000	Buy	1.00%	12/20/19	$(5,695)	$971	$(4,724)
Bank of America N.A./ Ryland Corp.(6)	1,975,000	Sell	5.00%	9/20/19	195,608	97,062	292,670
Barclays Bank plc/ AES Corp. (The)(6)	850,000	Sell	5.00%	9/20/17	78,701	6,754	85,455
Barclays Bank plc/ Boyd Gaming Corp.(6)	850,000	Sell	5.00%	9/20/16	49,283	2,806	52,089
Barclays Bank plc/ Calpine Corp.(6)	850,000	Sell	5.00%	9/20/17	64,287	17,987	82,274
Barclays Bank plc/ NRG Energy, Inc.(6)	850,000	Sell	5.00%	9/20/17	73,112	4,101	77,213
Barclays Bank plc/ Parker Drilling Co.(6)	850,000	Sell	5.00%	9/20/17	68,692	(67,893)	799
Deutsche Bank AG/ Host Hotels & Resorts LP	850,000	Buy	1.00%	9/20/19	(9,757)	1,076	(8,681)
Deutsche Bank AG/ International Business Machines Corp.	850,000	Buy	1.00%	9/20/19	(20,486)	(2,525)	(23,011)
Deutsche Bank AG/ J.C. Penny Co., Inc.	850,000	Sell	5.00%	9/20/15	3,514	5,666	9,180
Deutsche Bank AG/ Realogy Group LLC / Realogy Co-Issuer Corp.	850,000	Sell	5.00%	9/20/16	46,400	4,449	50,849
Deutsche Bank AG/ Union Pacific Corp.	850,000	Buy	1.00%	9/20/19	(29,375)	(3,937)	(33,312)
Goldman Sachs & Co./ Kellogg Co.	850,000	Buy	1.00%	12/20/19	(14,553)	(752)	(15,305)
Morgan Stanley & Co./ Frontier Communications Corp.	850,000	Sell	5.00%	9/20/17	75,116	5,109	80,225
Morgan Stanley & Co./ HCA, Inc.	850,000	Sell	5.00%	9/20/17	82,088	7,089	89,177
Morgan Stanley & Co./ Hertz Corp. (The)	850,000	Sell	5.00%	9/20/17	81,408	(2,436)	78,972
Morgan Stanley & Co./ International Lease Finance Corp.	850,000	Sell	5.00%	9/20/17	76,233	2,729	78,962

30

Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Morgan Stanley & Co./ Mondelez International, Inc.	$850,000	Buy	1.00%	9/20/19	$(20,486)	$(6,734)	$(27,220)
Morgan Stanley & Co./ PepsiCo, Inc.	850,000	Buy	1.00%	9/20/19	(22,363)	(1,083)	(23,446)
Morgan Stanley & Co./ Rite Aid Corp.	850,000	Sell	5.00%	9/20/16	53,061	4,348	57,409
Morgan Stanley & Co./ Windstream Holdings, Inc.	850,000	Sell	5.00%	9/20/17	77,129	(7,062)	70,067
					$901,917	$67,725	$969,642

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The quoted market prices and resulting value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

31

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Nuevo Sol
PHP	-	Philippine Peso
PIK	-	Payment in Kind
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $262,404,188, which represented 32.7% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Non-income producing.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $806,304.

(7)	Category includes collateral received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $360,000.
See Notes to Financial Statements.

32

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $788,654,913)	$789,340,740
Cash	50,259
Deposits with broker for futures contracts	498,650
Receivable for investments sold	4,616,062
Receivable for capital shares sold	252,285
Unrealized appreciation on forward foreign currency exchange contracts	3,241,280
Swap agreements, at value (including net premiums paid (received) of $1,024,632)	1,105,341
Dividends and interest receivable	13,374,358
812,478,975

Liabilities
Payable for collateral received for swap agreements	360,000
Payable for investments purchased	3,425,636
Payable for capital shares redeemed	2,662,703
Payable for variation margin on futures contracts	79,906
Unrealized depreciation on forward foreign currency exchange contracts	2,748,551
Swap agreements, at value (including net premiums paid (received) of $(122,715))	135,699
Accrued management fees	510,354
Distribution and service fees payable	20,866
Dividends payable	75,565
10,019,280

Net Assets	$802,459,695

Net Assets Consist of:
Capital paid in	$802,715,336
Undistributed net investment income	108,155
Accumulated net realized loss	(1,189,184)
Net unrealized appreciation	825,388
$802,459,695

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$305,900,723	51,657,228	$5.92
Institutional Class	$404,881,152	68,338,187	$5.92
A Class	$34,928,345	5,896,399	$5.92*
C Class	$14,554,692	2,456,906	$5.92
R Class	$1,832,470	309,313	$5.92
R6 Class	$40,362,313	6,820,998	$5.92
*Maximum offering price $6.20 (net asset value divided by 0.955).

See Notes to Financial Statements.

33

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$46,690,527
Dividends	69,487
46,760,014

Expenses:
Management fees	5,636,436
Distribution and service fees:
A Class	105,318
C Class	186,893
R Class	9,327
Trustees' fees and expenses	42,487
Other expenses	5,777
5,986,238

Net investment income (loss)	40,773,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	439,873
Futures contract transactions	(3,118,383)
Swap agreement transactions	671,941
Foreign currency transactions	1,040,872
(965,697)

Change in net unrealized appreciation (depreciation) on:
Investments	(32,614,721)
Futures contracts	(586,605)
Swap agreements	(233,001)
Translation of assets and liabilities in foreign currencies	1,024,444
(32,409,883)

Net realized and unrealized gain (loss)	(33,375,580)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,398,196

See Notes to Financial Statements.

34

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$40,773,776	$40,002,259
Net realized gain (loss)	(965,697)	7,663,480
Change in net unrealized appreciation (depreciation)	(32,409,883)	(6,909,578)
Net increase (decrease) in net assets resulting from operations	7,398,196	40,756,161

Distributions to Shareholders
From net investment income:
Investor Class	(16,097,210)	(16,954,455)
Institutional Class	(21,245,884)	(19,359,261)
A Class	(2,152,897)	(2,838,422)
C Class	(815,236)	(1,084,826)
R Class	(90,594)	(123,943)
R6 Class	(883,291)	(86,381)
From net realized gains:
Investor Class	(2,664,794)	(2,569,258)
Institutional Class	(3,370,892)	(3,208,645)
A Class	(332,287)	(460,916)
C Class	(150,145)	(194,160)
R Class	(14,822)	(21,979)
R6 Class	(181,676)	(23,200)
Decrease in net assets from distributions	(47,999,728)	(46,925,446)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	105,863,641	54,969,804

Net increase (decrease) in net assets	65,262,109	48,800,519

Net Assets
Beginning of period	737,197,586	688,397,067
End of period	$802,459,695	$737,197,586

Undistributed net investment income	$108,155	$81,964

See Notes to Financial Statements.

35

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward

36

foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

37

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 69% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.85% for the Investor Class, A Class, C Class and R Class, 0.65% for the Institutional Class and 0.60% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

38

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $349,405,460 and $250,324,493, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,328,446	$171,854,898	28,935,068	$179,988,854
Issued in reinvestment of distributions	2,912,763	17,608,755	2,907,519	18,072,417
Redeemed	(27,958,065)	(168,671,101)	(35,164,943)	(217,660,468)
	3,283,144	20,792,552	(3,322,356)	(19,599,197)
Institutional Class
Sold	22,173,151	133,064,080	16,082,792	99,914,967
Issued in reinvestment of distributions	4,065,313	24,567,881	3,585,128	22,279,175
Redeemed	(15,137,437)	(90,489,391)	(7,319,301)	(45,404,282)
	11,101,027	67,142,570	12,348,619	76,789,860
A Class
Sold	1,065,773	6,530,590	3,147,935	19,581,621
Issued in reinvestment of distributions	383,265	2,321,008	459,382	2,855,538
Redeemed	(3,564,370)	(21,715,109)	(4,266,647)	(26,578,937)
	(2,115,332)	(12,863,511)	(659,330)	(4,141,778)
C Class
Sold	271,062	1,672,598	1,114,940	6,939,614
Issued in reinvestment of distributions	133,809	810,088	159,149	988,803
Redeemed	(1,437,170)	(8,703,404)	(1,566,707)	(9,743,116)
	(1,032,299)	(6,220,718)	(292,618)	(1,814,699)
R Class
Sold	86,347	523,725	134,886	837,979
Issued in reinvestment of distributions	17,381	105,240	23,167	143,966
Redeemed	(112,633)	(688,396)	(207,142)	(1,288,386)
	(8,905)	(59,431)	(49,089)	(306,441)
R6 Class
Sold	6,444,190	38,713,432	719,913	4,467,470
Issued in reinvestment of distributions	177,947	1,064,967	17,635	109,581
Redeemed	(452,566)	(2,706,220)	(86,121)	(534,992)
	6,169,571	37,072,179	651,427	4,042,059
Net increase (decrease)	17,397,206	$105,863,641	8,676,653	$54,969,804

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

39

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$756,067,063	—
Municipal Securities	—	9,760,210	—
Commercial Mortgage-Backed Securities	—	4,515,772	—
Asset-Backed Securities	—	2,993,030	—
Common Stocks	$2,412,249	—	—
Collateralized Mortgage Obligations	—	1,642,845	—
Exchange-Traded Funds	960,466	—	—
Preferred Stocks	—	90,324	—
Temporary Cash Investments	—	10,898,781	—
	$3,372,715	$785,968,025	—
Other Financial Instruments
Swap Agreements	—	$160,147	—
Forward Foreign Currency Exchange Contracts	—	3,241,280	—
	—	$3,401,427	—
Liabilities
Other Financial Instruments
Futures Contracts	$(420,893)	—	—
Swap Agreements	—	$(92,422)	—
Forward Foreign Currency Exchange Contracts	—	(2,748,551)	—
	$(420,893)	$(2,840,973)	—

40

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $24,294,500.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $215,156,038.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 290 contracts.

41

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$1,105,341	Swap agreements	$135,699
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	3,241,280	Unrealized depreciation on forward foreign currency exchange contracts	2,748,551
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	79,906
		$4,346,621		$2,964,156

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$671,941	Change in net unrealized appreciation (depreciation) on swap agreements	$(233,001)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,040,872	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,024,444
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(3,118,383)	Change in net unrealized appreciation (depreciation) on futures contracts	(586,605)
		$(1,405,570)		$204,838

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

42

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$41,296,861	$41,576,404
Long-term capital gains	$6,702,867	$5,349,042

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$788,686,449
Gross tax appreciation of investments	$24,834,699
Gross tax depreciation of investments	(24,180,408)
Net tax appreciation (depreciation) of investments	654,291
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	23,245
Net tax appreciation (depreciation)	$677,536
Undistributed ordinary income	$125,384
Accumulated short-term capital losses	$(1,058,561)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

43

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$6.24	0.32	(0.26)	0.06	(0.33)	(0.05)	(0.38)	$5.92	0.97%	0.85%	0.85%	5.29%	5.29%	34%	$305,901
2014	$6.29	0.36	0.01	0.37	(0.36)	(0.06)	(0.42)	$6.24	6.08%	0.85%	0.85%	5.73%	5.73%	27%	$301,950
2013	$6.04	0.38	0.31	0.69	(0.38)	(0.06)	(0.44)	$6.29	11.92%	0.85%	0.85%	6.14%	6.14%	28%	$325,228
2012	$6.21	0.41	(0.09)	0.32	(0.42)	(0.07)	(0.49)	$6.04	5.56%	0.84%	0.86%	6.84%	6.82%	28%	$295,571
2011	$5.92	0.45	0.30	0.75	(0.46)	—	(0.46)	$6.21	13.23%	0.79%	0.86%	7.49%	7.42%	39%	$188,918
Institutional Class
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.18%	0.65%	0.65%	5.49%	5.49%	34%	$404,881
2014	$6.29	0.37	0.01	0.38	(0.37)	(0.06)	(0.43)	$6.24	6.29%	0.65%	0.65%	5.93%	5.93%	27%	$357,390
2013	$6.04	0.39	0.32	0.71	(0.40)	(0.06)	(0.46)	$6.29	12.14%	0.65%	0.65%	6.34%	6.34%	28%	$282,497
2012	$6.21	0.42	(0.09)	0.33	(0.43)	(0.07)	(0.50)	$6.04	5.77%	0.64%	0.66%	7.04%	7.02%	28%	$204,947
2011	$5.92	0.46	0.30	0.76	(0.47)	—	(0.47)	$6.21	13.46%	0.59%	0.66%	7.69%	7.62%	39%	$144,594
A Class
2015	$6.24	0.31	(0.27)	0.04	(0.31)	(0.05)	(0.36)	$5.92	0.72%	1.10%	1.10%	5.04%	5.04%	34%	$34,928
2014	$6.29	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	$6.24	5.82%	1.10%	1.10%	5.48%	5.48%	27%	$50,020
2013	$6.04	0.36	0.32	0.68	(0.37)	(0.06)	(0.43)	$6.29	11.64%	1.10%	1.10%	5.89%	5.89%	28%	$54,563
2012	$6.21	0.39	(0.09)	0.30	(0.40)	(0.07)	(0.47)	$6.04	5.30%	1.09%	1.11%	6.59%	6.57%	28%	$52,227
2011	$5.92	0.44	0.30	0.74	(0.45)	—	(0.45)	$6.21	12.95%	1.04%	1.11%	7.24%	7.17%	39%	$45,285

44

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$6.24	0.26	(0.26)	—	(0.27)	(0.05)	(0.32)	$5.92	(0.03)%	1.85%	1.85%	4.29%	4.29%	34%	$14,555
2014	$6.29	0.29	0.02	0.31	(0.30)	(0.06)	(0.36)	$6.24	5.03%	1.85%	1.85%	4.73%	4.73%	27%	$21,786
2013	$6.04	0.32	0.31	0.63	(0.32)	(0.06)	(0.38)	$6.29	10.81%	1.85%	1.85%	5.14%	5.14%	28%	$23,797
2012	$6.21	0.35	(0.09)	0.26	(0.36)	(0.07)	(0.43)	$6.04	4.51%	1.84%	1.86%	5.84%	5.82%	28%	$20,807
2011	$5.92	0.39	0.30	0.69	(0.40)	—	(0.40)	$6.21	12.12%	1.79%	1.86%	6.49%	6.42%	39%	$19,096
R Class
2015	$6.24	0.29	(0.26)	0.03	(0.30)	(0.05)	(0.35)	$5.92	0.47%	1.35%	1.35%	4.79%	4.79%	34%	$1,832
2014	$6.29	0.33	0.01	0.34	(0.33)	(0.06)	(0.39)	$6.24	5.55%	1.35%	1.35%	5.23%	5.23%	27%	$1,987
2013	$6.04	0.35	0.31	0.66	(0.35)	(0.06)	(0.41)	$6.29	11.37%	1.35%	1.35%	5.64%	5.64%	28%	$2,312
2012	$6.21	0.38	(0.09)	0.29	(0.39)	(0.07)	(0.46)	$6.04	5.03%	1.34%	1.36%	6.34%	6.32%	28%	$2,428
2011	$5.92	0.42	0.30	0.72	(0.43)	—	(0.43)	$6.21	12.67%	1.29%	1.36%	6.99%	6.92%	39%	$1,967
R6 Class
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.23%	0.60%	0.60%	5.54%	5.54%	34%	$40,362
2014(3)	$6.20	0.25	0.10	0.35	(0.25)	(0.06)	(0.31)	$6.24	5.78%	0.60%(4)	0.60%(4)	5.95%(4)	5.95%(4)	27%(5)	$4,064

45

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

47

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

48

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

49

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

50

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
51

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.
For corporate taxpayers, the fund hereby designates $17,228, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.
The fund hereby designates $6,702,867, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85524 1505

ANNUAL REPORT	MARCH 31, 2015

NT Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLDX	5.90%	4.55%	5.65%	5/12/06
Barclays U.S. Aggregate Bond Index	—	5.72%	4.41%	5.37%	—
R6 Class	ACDDX	5.96%	—	4.80%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Institutional Class — $16,303

Barclays U.S. Aggregate Bond Index — $15,925

* From May 12, 2006, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond advanced 5.90%* for the 12 months ended March 31, 2015. The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.72%. Fund returns reflect operating expenses, while index returns do not.

NT Diversified Bond’s absolute return reflected the positive backdrop for investment-grade U.S. bonds during the 12-month period. The main contributors to performance relative to the benchmark were sector allocation and security selection.

U.S. Bonds Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. All investment-grade bond sectors advanced, with corporate bonds—supported by investor demand for yield and relatively healthy corporate fundamentals—outperforming Treasuries and the bond market average. Mortgage-backed securities (MBS) also outperformed Treasuries as the Fed’s QE and a favorable supply/demand backdrop fueled gains. High-yield corporate bonds advanced, but they were among the bond market’s lowest performers due to heightened volatility and a sharp sell-off in the energy sector during the second half of 2014.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Corporate, MBS, Non-Dollar Positions Aided Performance

We continued to underweight U.S. Treasuries and government agencies relative to the benchmark in favor of the corporate credit and securitized sectors. This strategy aided performance because MBS spreads (yield differences compared with comparable-maturity Treasuries) narrowed, and our investment-grade corporate credit security selection was favorable. Security selection also contributed within the securitized sector, where our preference for non-agency MBS, including commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs), along with asset-backed securities (ABS) and traditional pass-though MBS, helped performance. Meanwhile, a small, out-of-benchmark position in high-yield corporate bonds slightly detracted from performance, as high-yield securities underperformed during the period.

The portfolio’s out-of-benchmark allocation to non-U.S.-dollar-denominated securities also contributed to relative performance. We used forward foreign currency exchange contracts as part of this positioning. The portfolio held a mix of dollar-hedged European bonds (including positions in European banks) that benefited from falling interest rates in Europe. In the second half of the period, we began focusing on the European financial sector to take advantage of the anticipated QE program from the European Central Bank. In the first quarter of 2015, we took profits in our position in Spain, which reduced the portfolio’s overall non-dollar allocation.

Interest Rate Expectations Prompted Shorter Duration Position

In late 2013, when the Fed indicated it would begin tapering its QE program in January 2014, we began shortening the portfolio’s duration, expecting the Fed’s reduced bond buying would lead to a “normalization” of U.S. interest rates. But instead of normalizing, interest rates declined, and the portfolio’s shorter duration, which we maintained throughout the fiscal year, led to underperformance. We used U.S. Treasury futures contracts at times as part of this strategy. With global factors extending the timetable for interest rate normalization, we lengthened the portfolio’s duration late in the period, though it remained shorter than the benchmark’s.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment. But we also believe weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. rate normalization. Accordingly, we plan to tactically manage duration while continuing to overweight positions in the corporate and securitized sectors relative to Treasuries. We also believe conditions in Europe, including weak growth and central bank policy, warrant continued investment in select European bonds.

5

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	5.2 years
Weighted Average Life	7.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	33.7%
Corporate Bonds	31.1%
U.S. Government Agency Mortgage-Backed Securities	26.2%
Collateralized Mortgage Obligations	5.9%
Commercial Mortgage-Backed Securities	5.2%
Asset-Backed Securities	4.5%
Sovereign Governments and Agencies	2.9%
Municipal Securities	1.3%
Temporary Cash Investments	3.6%
Other Assets and Liabilities	(14.4)%*
*Amount relates primarily to receivable for investments sold and payable for investments purchased, but not settled, at period end.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1)10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,035.60	$2.03	0.40%
R6 Class	$1,000	$1,034.80	$1.78	0.35%
Hypothetical
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. TREASURY SECURITIES — 33.7%
U.S. Treasury Bonds, 10.625%, 8/15/15	$1,580,000	$1,641,843
U.S. Treasury Bonds, 3.50%, 2/15/39	29,630,000	35,099,965
U.S. Treasury Bonds, 2.875%, 5/15/43	13,000,000	13,862,264
U.S. Treasury Bonds, 3.125%, 8/15/44	28,410,000	31,856,929
U.S. Treasury Bonds, 3.00%, 11/15/44	7,800,000	8,548,925
U.S. Treasury Bonds, 2.50%, 2/15/45	1,850,000	1,834,390
U.S. Treasury Notes, 0.25%, 5/31/15	25,000,000	25,001,950
U.S. Treasury Notes, 1.875%, 6/30/15	15,000,000	15,064,455
U.S. Treasury Notes, 0.25%, 7/15/15	12,000,000	12,004,692
U.S. Treasury Notes, 0.375%, 11/15/15	19,250,000	19,269,558
U.S. Treasury Notes, 1.375%, 11/30/15	10,000,000	10,077,340
U.S. Treasury Notes, 2.125%, 12/31/15	20,000,000	20,281,240
U.S. Treasury Notes, 0.375%, 1/15/16	46,000,000	46,050,324
U.S. Treasury Notes, 0.50%, 6/15/16	10,000,000	10,016,410
U.S. Treasury Notes, 1.50%, 6/30/16	7,500,000	7,604,295
U.S. Treasury Notes, 1.50%, 7/31/16	18,000,000	18,261,558
U.S. Treasury Notes, 0.875%, 11/30/16	9,500,000	9,562,339
U.S. Treasury Notes, 0.625%, 12/15/16	16,500,000	16,538,676
U.S. Treasury Notes, 4.75%, 8/15/17	1,092,000	1,196,593
U.S. Treasury Notes, 1.00%, 2/15/18	237,300,000	238,245,403
U.S. Treasury Notes, 2.625%, 4/30/18	8,355,000	8,787,112
U.S. Treasury Notes, 1.00%, 5/31/18	12,280,000	12,293,434
U.S. Treasury Notes, 1.375%, 6/30/18	13,210,000	13,373,064
U.S. Treasury Notes, 1.375%, 7/31/18	12,050,000	12,190,274
U.S. Treasury Notes, 1.375%, 9/30/18	37,200,000	37,592,348
U.S. Treasury Notes, 1.25%, 10/31/18	39,300,000	39,508,762
U.S. Treasury Notes, 1.375%, 11/30/18	28,700,000	28,975,778
U.S. Treasury Notes, 1.625%, 8/31/19	5,000,000	5,072,655
U.S. Treasury Notes, 1.50%, 11/30/19	41,600,000	41,912,000
U.S. Treasury Notes, 1.625%, 12/31/19	20,400,000	20,656,591
U.S. Treasury Notes, 1.375%, 3/31/20	9,500,000	9,502,223
TOTAL U.S. TREASURY SECURITIES (Cost $760,970,839)		771,883,390
CORPORATE BONDS — 31.1%
Aerospace and Defense — 0.2%
Lockheed Martin Corp., 3.80%, 3/1/45	500,000	499,300
United Technologies Corp., 6.125%, 2/1/19	410,000	477,830
United Technologies Corp., 6.05%, 6/1/36	730,000	968,190
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,825,366
United Technologies Corp., 4.50%, 6/1/42	600,000	668,267
		4,438,953

8

		Principal Amount	Value
Auto Components — 0.1%
Schaeffler Finance BV, 4.25%, 5/15/21(1)		$1,620,000	$1,620,000
Tenneco, Inc., 6.875%, 12/15/20		1,299,000	1,383,435
			3,003,435
Automobiles — 0.6%
Ford Motor Co., 4.75%, 1/15/43		460,000	505,016
Ford Motor Credit Co. LLC, 5.625%, 9/15/15		730,000	745,349
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		1,800,000	1,821,274
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		4,750,000	5,182,668
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		1,150,000	1,438,400
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		980,000	1,155,212
General Motors Co., 5.00%, 4/1/35		1,010,000	1,081,274
General Motors Financial Co., Inc., 3.25%, 5/15/18		770,000	786,363
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		1,060,000	1,094,450
			13,810,006
Banks — 6.0%
Bank of America Corp., 3.75%, 7/12/16		960,000	989,731
Bank of America Corp., 6.50%, 8/1/16		1,050,000	1,120,857
Bank of America Corp., 5.75%, 12/1/17		6,665,000	7,336,952
Bank of America Corp., 5.625%, 7/1/20		2,320,000	2,677,751
Bank of America Corp., 4.10%, 7/24/23		4,160,000	4,443,620
Bank of America Corp., MTN, 4.00%, 4/1/24		1,170,000	1,246,433
Bank of America Corp., MTN, 4.20%, 8/26/24		1,770,000	1,833,309
Bank of America Corp., MTN, 4.00%, 1/22/25		1,240,000	1,258,625
Bank of America Corp., MTN, 5.00%, 1/21/44		830,000	956,651
Bank of America N.A., 5.30%, 3/15/17		1,500,000	1,602,498
Bank of America N.A., 6.00%, 10/15/36		650,000	838,353
Barclays Bank plc, 5.14%, 10/14/20		1,500,000	1,668,544
Barclays Bank plc, 3.75%, 5/15/24		1,000,000	1,054,121
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	2,500,000	4,116,613
BB&T Corp., MTN, 2.05%, 6/19/18		$570,000	578,021
BPCE SA, 5.15%, 7/21/24(1)		1,670,000	1,787,693
Branch Banking & Trust Co., 3.80%, 10/30/26		1,300,000	1,370,711
Capital One Financial Corp., 1.00%, 11/6/15		450,000	450,603
Capital One Financial Corp., 3.20%, 2/5/25		1,970,000	1,957,739
Citigroup, Inc., 4.45%, 1/10/17		3,200,000	3,373,619
Citigroup, Inc., 5.50%, 2/15/17		1,110,000	1,190,713
Citigroup, Inc., 1.75%, 5/1/18		1,980,000	1,977,687
Citigroup, Inc., 2.55%, 4/8/19		1,250,000	1,275,525
Citigroup, Inc., 4.50%, 1/14/22		1,970,000	2,178,125
Citigroup, Inc., 4.05%, 7/30/22		1,400,000	1,471,035
Citigroup, Inc., 3.75%, 6/16/24		4,810,000	5,044,853
Citigroup, Inc., 5.30%, 5/6/44		1,060,000	1,196,258
Commerzbank AG, 8.125%, 9/19/23(1)		1,050,000	1,253,438
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	3,000,000	3,765,570
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$2,270,000	2,446,629

9

		Principal Amount	Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22		$480,000	$497,711
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	1,100,000	1,337,558
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.125%, 9/14/22	EUR	2,500,000	3,170,065
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	3,200,000	3,649,726
Fifth Third Bancorp, 4.30%, 1/16/24		$750,000	803,678
Fifth Third Bank, 2.875%, 10/1/21		1,830,000	1,856,306
HBOS plc, MTN, 6.75%, 5/21/18(1)		1,880,000	2,107,788
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	1,200,000	2,177,286
HSBC Holdings plc, 5.10%, 4/5/21		$1,530,000	1,749,653
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	2,200,000	2,832,025
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	4,700,000	5,585,966
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		$1,070,000	1,097,148
JPMorgan Chase & Co., 6.00%, 1/15/18		400,000	447,526
JPMorgan Chase & Co., 4.625%, 5/10/21		5,860,000	6,537,773
JPMorgan Chase & Co., 3.25%, 9/23/22		3,880,000	3,974,664
JPMorgan Chase & Co., 3.125%, 1/23/25		2,750,000	2,756,933
JPMorgan Chase Bank N.A., 5.875%, 6/13/16		2,070,000	2,185,843
KFW, 2.00%, 6/1/16		2,920,000	2,973,395
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	2,300,000	4,532,343
PNC Funding Corp., 4.375%, 8/11/20		$230,000	256,330
Regions Bank, 7.50%, 5/15/18		250,000	290,994
Regions Bank, 6.45%, 6/26/37		1,240,000	1,569,674
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		1,580,000	1,782,000
Royal Bank of Scotland plc (The), MTN, 6.93%, 4/9/18	EUR	1,200,000	1,484,355
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	3,400,000	4,045,854
U.S. Bancorp, 3.44%, 2/1/16		$450,000	459,091
U.S. Bancorp, MTN, 3.00%, 3/15/22		2,150,000	2,233,067
U.S. Bancorp, MTN, 2.95%, 7/15/22		290,000	295,483
U.S. Bancorp, MTN, 3.60%, 9/11/24		1,620,000	1,692,093
US Bank N.A., 2.80%, 1/27/25		1,270,000	1,271,139
Wells Fargo & Co., 3.68%, 6/15/16		560,000	579,970
Wells Fargo & Co., 4.125%, 8/15/23		760,000	812,084
Wells Fargo & Co., 5.61%, 1/15/44		366,000	443,583
Wells Fargo & Co., MTN, 2.10%, 5/8/17		1,020,000	1,042,387
Wells Fargo & Co., MTN, 4.60%, 4/1/21		1,605,000	1,803,959
Wells Fargo & Co., MTN, 3.00%, 2/19/25		1,900,000	1,910,604
Wells Fargo & Co., MTN, 4.10%, 6/3/26		1,700,000	1,793,616
Wells Fargo & Co., MTN, 4.65%, 11/4/44		580,000	621,116
			137,123,063
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		190,000	230,013
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		2,880,000	2,846,030
			3,076,043
Biotechnology — 0.5%
Amgen, Inc., 2.125%, 5/15/17		880,000	896,486

10

		Principal Amount	Value
Amgen, Inc., 5.85%, 6/1/17		$400,000	$439,623
Amgen, Inc., 4.10%, 6/15/21		2,160,000	2,342,218
Amgen, Inc., 5.375%, 5/15/43		1,800,000	2,156,072
Celgene Corp., 3.25%, 8/15/22		1,490,000	1,525,867
Celgene Corp., 3.625%, 5/15/24		850,000	885,061
Gilead Sciences, Inc., 4.40%, 12/1/21		1,970,000	2,205,009
			10,450,336
Capital Markets — 0.4%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	2,500,000	3,648,620
Ameriprise Financial, Inc., 5.30%, 3/15/20		$350,000	403,027
Ameriprise Financial, Inc., 4.00%, 10/15/23		1,040,000	1,126,733
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		2,030,000	2,265,658
Morgan Stanley, 2.65%, 1/27/20		700,000	711,824
			8,155,862
Chemicals — 0.6%
Ashland, Inc., 4.75%, 8/15/22		950,000	969,000
Dow Chemical Co. (The), 2.50%, 2/15/16		890,000	903,556
Dow Chemical Co. (The), 4.25%, 11/15/20		1,270,000	1,396,651
Eastman Chemical Co., 2.70%, 1/15/20		1,550,000	1,574,135
Eastman Chemical Co., 3.60%, 8/15/22		1,020,000	1,061,956
Ecolab, Inc., 3.00%, 12/8/16		450,000	464,109
Ecolab, Inc., 4.35%, 12/8/21		2,090,000	2,306,353
LYB International Finance BV, 4.875%, 3/15/44		500,000	538,422
LyondellBasell Industries NV, 5.00%, 4/15/19		1,830,000	2,019,809
LyondellBasell Industries NV, 4.625%, 2/26/55		380,000	377,412
Mosaic Co. (The), 4.25%, 11/15/23		1,030,000	1,100,449
Mosaic Co. (The), 5.625%, 11/15/43		500,000	596,103
			13,307,955
Commercial Services and Supplies — 0.4%
Clean Harbors, Inc., 5.25%, 8/1/20		925,000	950,437
Covanta Holding Corp., 5.875%, 3/1/24		1,070,000	1,112,800
Pitney Bowes, Inc., 4.625%, 3/15/24		1,590,000	1,670,820
Republic Services, Inc., 3.55%, 6/1/22		1,410,000	1,477,687
Waste Management, Inc., 2.60%, 9/1/16		860,000	875,944
Waste Management, Inc., 4.75%, 6/30/20		830,000	927,532
Waste Management, Inc., 4.10%, 3/1/45		1,140,000	1,170,016
			8,185,236
Communications Equipment — 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17		830,000	837,321
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		1,490,000	1,511,054
Crown Castle International Corp., 5.25%, 1/15/23		674,000	711,070
			3,059,445
Construction Materials — 0.1%
Owens Corning, 4.20%, 12/15/22		1,060,000	1,107,936

11

		Principal Amount	Value
Consumer Finance — 0.9%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		$1,450,000	$1,609,683
American Express Co., 1.55%, 5/22/18		1,530,000	1,530,730
American Express Co., 3.625%, 12/5/24		1,500,000	1,543,557
American Express Credit Corp., 1.30%, 7/29/16		520,000	523,104
Capital One Bank USA N.A., 2.30%, 6/5/19		2,390,000	2,396,852
Capital One Bank USA N.A., 3.375%, 2/15/23		1,580,000	1,602,968
CIT Group, Inc., 4.25%, 8/15/17		2,450,000	2,492,875
CIT Group, Inc., 5.00%, 8/15/22		630,000	648,113
Equifax, Inc., 3.30%, 12/15/22		800,000	818,355
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		2,810,000	2,894,300
HSBC Bank USA N.A., 5.875%, 11/1/34		420,000	530,621
John Deere Capital Corp., MTN, 3.15%, 10/15/21		570,000	599,528
PNC Bank N.A., 6.00%, 12/7/17		2,860,000	3,187,318
PNC Bank N.A., 3.80%, 7/25/23		1,150,000	1,222,228
			21,600,232
Containers and Packaging — 0.3%
Ball Corp., 4.00%, 11/15/23		750,000	735,000
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21		2,068,000	2,189,495
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,700,000	1,723,375
Rock-Tenn Co., 3.50%, 3/1/20		1,000,000	1,039,263
Rock-Tenn Co., 4.00%, 3/1/23		1,670,000	1,760,733
			7,447,866
Diversified Consumer Services — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17		225,000	225,756
Catholic Health Initiatives, 2.95%, 11/1/22		860,000	856,852
Johns Hopkins University, 4.08%, 7/1/53		260,000	276,803
University of Notre Dame du Lac, 3.44%, 2/15/45		950,000	963,400
			2,322,811
Diversified Financial Services — 2.9%
Ally Financial, Inc., 2.75%, 1/30/17		1,790,000	1,787,870
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	1,200,000	1,335,487
BNP Paribas SA, VRN, 5.95%, 4/19/16	GBP	1,700,000	2,588,398
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	2,200,000	4,254,714
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	2,000,000	2,204,920
General Electric Capital Corp., 4.375%, 9/16/20		$5,400,000	6,001,895
General Electric Capital Corp., MTN, 5.625%, 9/15/17		2,250,000	2,488,446
General Electric Capital Corp., MTN, 2.20%, 1/9/20		1,000,000	1,011,706
General Electric Capital Corp., MTN, 4.65%, 10/17/21		3,380,000	3,830,605
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		750,000	765,522
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		4,230,000	4,373,075
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		3,790,000	4,428,092
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		540,000	571,343
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		680,000	694,738
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		1,870,000	2,460,406
Goldman Sachs Group, Inc. (The), MTN, 3.70%, 8/1/15		520,000	525,142

12

		Principal Amount	Value
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20		$3,440,000	$3,906,130
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		410,000	457,246
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17		1,070,000	1,080,700
Morgan Stanley, 5.00%, 11/24/25		5,170,000	5,718,222
Morgan Stanley, MTN, 6.625%, 4/1/18		5,170,000	5,883,284
Morgan Stanley, MTN, 5.625%, 9/23/19		6,510,000	7,417,559
Morgan Stanley, MTN, 3.70%, 10/23/24		300,000	313,404
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	2,300,000	3,127,930
			67,226,834
Diversified Telecommunication Services — 1.6%
AT&T, Inc., 3.875%, 8/15/21		$1,780,000	1,888,377
AT&T, Inc., 2.625%, 12/1/22		3,440,000	3,355,940
AT&T, Inc., 4.30%, 12/15/42		950,000	909,502
British Telecommunications plc, 5.95%, 1/15/18		3,260,000	3,647,653
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		620,000	675,800
Frontier Communications Corp., 8.25%, 4/15/17		1,250,000	1,382,812
Orange SA, 4.125%, 9/14/21		1,470,000	1,618,887
Orange SA, 5.50%, 2/6/44		630,000	750,967
Telecom Italia Capital SA, 7.00%, 6/4/18		665,000	743,553
Telecom Italia Capital SA, 6.00%, 9/30/34		870,000	902,625
Telecom Italia SpA, 5.30%, 5/30/24(1)		900,000	946,125
Telefonica Emisiones SAU, 5.46%, 2/16/21		2,180,000	2,494,546
Verizon Communications, Inc., 3.65%, 9/14/18		2,000,000	2,127,364
Verizon Communications, Inc., 3.50%, 11/1/21		820,000	858,393
Verizon Communications, Inc., 5.15%, 9/15/23		2,970,000	3,407,428
Verizon Communications, Inc., 5.05%, 3/15/34		4,760,000	5,178,699
Verizon Communications, Inc., 4.75%, 11/1/41		1,870,000	1,947,134
Verizon Communications, Inc., 6.55%, 9/15/43		1,012,000	1,315,990
Verizon Communications, Inc., 4.86%, 8/21/46		881,000	924,725
Verizon Communications, Inc., 5.01%, 8/21/54		1,313,000	1,368,502
Windstream Corp., 7.875%, 11/1/17		230,000	250,125
			36,695,147
Electric Utilities†
AES Corp. (The), 8.00%, 10/15/17		6,000	6,953
Electrical Equipment — 0.1%
Belden, Inc., 5.25%, 7/15/24(1)		1,050,000	1,065,750
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 5.625%, 12/15/20		190,000	208,525
Energy Equipment and Services — 0.2%
Ensco plc, 4.70%, 3/15/21		1,980,000	2,003,815
Ensco plc, 5.20%, 3/15/25		500,000	503,630
Schlumberger Investment SA, 3.65%, 12/1/23		1,250,000	1,333,667
Weatherford International Ltd., 4.50%, 4/15/22		1,500,000	1,372,995
			5,214,107

13

	Principal Amount	Value
Food and Staples Retailing — 0.6%
CVS Health Corp., 2.75%, 12/1/22	$1,345,000	$1,353,607
Delhaize Group SA, 5.70%, 10/1/40	650,000	720,898
Dollar General Corp., 3.25%, 4/15/23	900,000	876,111
Kroger Co. (The), 6.40%, 8/15/17	530,000	591,174
Kroger Co. (The), 3.30%, 1/15/21	2,610,000	2,714,377
Sysco Corp., 3.50%, 10/2/24	1,600,000	1,662,307
Target Corp., 3.50%, 7/1/24	1,630,000	1,732,597
Wal-Mart Stores, Inc., 2.55%, 4/11/23	1,050,000	1,059,310
Wal-Mart Stores, Inc., 5.625%, 4/1/40	410,000	525,921
Wal-Mart Stores, Inc., 4.30%, 4/22/44	1,900,000	2,125,931
		13,362,233
Food Products — 0.2%
Kraft Foods Group, Inc., 5.00%, 6/4/42	1,330,000	1,484,526
Mondelez International, Inc., 4.00%, 2/1/24	1,660,000	1,806,311
Tyson Foods, Inc., 6.60%, 4/1/16	300,000	316,524
Tyson Foods, Inc., 4.50%, 6/15/22	1,290,000	1,425,398
		5,032,759
Gas Utilities — 1.7%
Enbridge Energy Partners LP, 6.50%, 4/15/18	540,000	601,896
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,220,000	1,345,942
Enbridge, Inc., 4.50%, 6/10/44	860,000	801,461
Energy Transfer Equity LP, 7.50%, 10/15/20	1,090,000	1,226,250
Energy Transfer Partners LP, 4.15%, 10/1/20	1,220,000	1,282,301
Energy Transfer Partners LP, 5.20%, 2/1/22	340,000	370,965
Energy Transfer Partners LP, 3.60%, 2/1/23	2,370,000	2,351,685
Energy Transfer Partners LP, 4.90%, 3/15/35	300,000	300,268
Energy Transfer Partners LP, 6.50%, 2/1/42	420,000	488,889
Enterprise Products Operating LLC, 3.70%, 6/1/15	420,000	421,875
Enterprise Products Operating LLC, 6.30%, 9/15/17	520,000	580,730
Enterprise Products Operating LLC, 5.20%, 9/1/20	780,000	879,916
Enterprise Products Operating LLC, 4.85%, 3/15/44	2,550,000	2,760,072
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	1,220,000	1,319,806
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	950,000	1,046,893
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	2,290,000	2,329,425
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	1,769,000	2,019,862
Kinder Morgan, Inc., 7.25%, 6/1/18	710,000	805,956
Kinder Morgan, Inc., 4.30%, 6/1/25	830,000	853,662
Kinder Morgan, Inc., 5.55%, 6/1/45	600,000	635,041
Magellan Midstream Partners LP, 6.55%, 7/15/19	640,000	750,725
Magellan Midstream Partners LP, 5.15%, 10/15/43	670,000	739,803
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	501,000	528,555
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.50%, 8/15/21	630,000	663,075
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	970,000	996,578

14

	Principal Amount	Value
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	$1,740,000	$1,793,134
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	2,670,000	2,631,504
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,450,000	1,402,875
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	770,000	796,950
Williams Cos., Inc. (The), 3.70%, 1/15/23	630,000	583,337
Williams Cos., Inc. (The), 5.75%, 6/24/44	700,000	665,549
Williams Partners LP, 4.125%, 11/15/20	1,050,000	1,095,263
Williams Partners LP, 5.40%, 3/4/44	1,700,000	1,711,691
Williams Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	2,410,000	2,516,185
Williams Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	300,000	302,752
		39,600,871
Health Care Equipment and Supplies — 0.4%
Becton Dickinson and Co., 3.73%, 12/15/24	2,770,000	2,907,170
Medtronic, Inc., 2.50%, 3/15/20(1)	1,010,000	1,032,601
Medtronic, Inc., 2.75%, 4/1/23	900,000	902,874
Medtronic, Inc., 3.50%, 3/15/25(1)	3,275,000	3,430,851
Medtronic, Inc., 4.375%, 3/15/35(1)	1,530,000	1,674,130
		9,947,626
Health Care Providers and Services — 0.5%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,430,000	1,478,262
Express Scripts Holding Co., 2.65%, 2/15/17	1,450,000	1,485,760
Express Scripts Holding Co., 7.25%, 6/15/19	980,000	1,175,054
HCA, Inc., 3.75%, 3/15/19	2,140,000	2,174,112
HCA, Inc., 4.25%, 10/15/19	1,000,000	1,028,750
NYU Hospitals Center, 4.43%, 7/1/42	400,000	407,330
UnitedHealth Group, Inc., 2.875%, 12/15/21	1,480,000	1,520,715
Universal Health Services, Inc., 7.125%, 6/30/16	630,000	671,738
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,250,000	1,315,625
		11,257,346
Hotels, Restaurants and Leisure — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,270,000	1,347,787
Household Durables — 0.3%
D.R. Horton, Inc., 3.625%, 2/15/18	1,450,000	1,484,437
D.R. Horton, Inc., 5.75%, 8/15/23	650,000	705,250
Lennar Corp., 4.75%, 12/15/17	1,470,000	1,536,150
Lennar Corp., 4.50%, 6/15/19	1,060,000	1,097,100
MDC Holdings, Inc., 5.50%, 1/15/24	850,000	833,000
Toll Brothers Finance Corp., 6.75%, 11/1/19	720,000	817,200
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(1)	855,000	839,866
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(1)	250,000	245,313
		7,558,316
Industrial Conglomerates — 0.3%
General Electric Co., 5.25%, 12/6/17	1,700,000	1,876,939
General Electric Co., 2.70%, 10/9/22	1,090,000	1,110,520

15

		Principal Amount	Value
General Electric Co., 4.125%, 10/9/42		$1,320,000	$1,399,190
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		1,240,000	1,263,289
			5,649,938
Insurance — 1.6%
ACE INA Holdings, Inc., 3.15%, 3/15/25		1,100,000	1,127,018
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	2,300,000	3,038,402
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$630,000	687,094
American International Group, Inc., 4.875%, 6/1/22		4,170,000	4,746,265
American International Group, Inc., MTN, 5.85%, 1/16/18		1,410,000	1,576,188
American International Group, Inc., VRN, 8.18%, 5/15/38		560,000	796,908
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		2,155,000	2,418,149
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		430,000	447,928
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16		430,000	457,220
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22		390,000	445,077
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		280,000	357,465
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		820,000	907,167
Liberty Mutual Group, Inc., 4.85%, 8/1/44(1)		1,540,000	1,676,877
Markel Corp., 4.90%, 7/1/22		1,400,000	1,547,420
Markel Corp., 3.625%, 3/30/23		1,650,000	1,704,438
MetLife, Inc., 1.76%, 12/15/17		470,000	476,462
MetLife, Inc., 4.125%, 8/13/42		450,000	469,037
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)		1,790,000	1,814,244
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,730,000	1,989,948
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		170,000	203,135
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		1,160,000	1,384,746
Prudential Financial, Inc., MTN, 4.60%, 5/15/44		1,380,000	1,469,332
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(1)		880,000	930,677
Travelers Cos., Inc. (The), 4.60%, 8/1/43		620,000	723,086
Voya Financial, Inc., 5.50%, 7/15/22		1,700,000	1,970,516
Voya Financial, Inc., 5.70%, 7/15/43		900,000	1,111,330
Voya Financial, Inc., VRN, 5.65%, 5/15/23		200,000	210,000
WR Berkley Corp., 4.625%, 3/15/22		750,000	816,634
WR Berkley Corp., 4.75%, 8/1/44		720,000	777,113
XLIT Ltd., 4.45%, 3/31/25		270,000	272,292
			36,552,168
Internet Software and Services — 0.1%
Google, Inc., 3.375%, 2/25/24		1,000,000	1,062,817
Netflix, Inc., 5.375%, 2/1/21		1,440,000	1,476,000
Netflix, Inc., 5.75%, 3/1/24		310,000	317,362
			2,856,179
IT Services — 0.2%
Fidelity National Information Services, Inc., 1.45%, 6/5/17		850,000	849,609
Fidelity National Information Services, Inc., 5.00%, 3/15/22		550,000	583,703
Fidelity National Information Services, Inc., 3.50%, 4/15/23		900,000	904,640
International Business Machines Corp., 3.375%, 8/1/23		1,100,000	1,147,935
			3,485,887

16

	Principal Amount	Value
Life Sciences Tools and Services — 0.2%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	$660,000	$689,842
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	500,000	513,468
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,060,000	1,146,616
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	1,610,000	1,930,926
		4,280,852
Machinery — 0.2%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,090,000	1,113,085
Deere & Co., 5.375%, 10/16/29	1,070,000	1,319,813
Oshkosh Corp., 5.375%, 3/1/22	1,610,000	1,678,425
Terex Corp., 6.50%, 4/1/20	980,000	1,024,100
		5,135,423
Media — 2.0%
21st Century Fox America, Inc., 3.00%, 9/15/22	2,570,000	2,605,286
21st Century Fox America, Inc., 6.90%, 8/15/39	710,000	985,251
21st Century Fox America, Inc., 4.75%, 9/15/44	1,650,000	1,857,146
CBS Corp., 3.50%, 1/15/25	1,340,000	1,355,798
CBS Corp., 4.85%, 7/1/42	360,000	381,042
Comcast Corp., 5.90%, 3/15/16	600,000	629,515
Comcast Corp., 6.40%, 5/15/38	790,000	1,073,769
Comcast Corp., 4.75%, 3/1/44	1,570,000	1,811,256
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 5.00%, 3/1/21	2,000,000	2,228,970
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.45%, 4/1/24	800,000	855,982
Discovery Communications LLC, 5.625%, 8/15/19	640,000	726,634
Discovery Communications LLC, 3.25%, 4/1/23	1,270,000	1,266,965
DISH DBS Corp., 7.125%, 2/1/16	1,040,000	1,082,900
Embarq Corp., 8.00%, 6/1/36	870,000	1,042,369
Gannett Co., Inc., 5.125%, 7/15/20	1,920,000	2,008,800
Grupo Televisa SAB, 5.00%, 5/13/45	500,000	523,011
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	1,410,000	1,479,317
Lamar Media Corp., 5.375%, 1/15/24	1,110,000	1,162,725
NBCUniversal Media LLC, 5.15%, 4/30/20	2,670,000	3,067,811
NBCUniversal Media LLC, 4.375%, 4/1/21	4,673,000	5,213,255
NBCUniversal Media LLC, 2.875%, 1/15/23	1,490,000	1,510,841
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	1,160,000	1,171,600
Time Warner Cable, Inc., 6.75%, 7/1/18	1,150,000	1,322,093
Time Warner Cable, Inc., 5.50%, 9/1/41	520,000	598,729
Time Warner Cable, Inc., 4.50%, 9/15/42	840,000	872,055
Time Warner, Inc., 4.70%, 1/15/21	1,600,000	1,783,573
Time Warner, Inc., 7.70%, 5/1/32	440,000	626,108
Time Warner, Inc., 5.35%, 12/15/43	1,620,000	1,897,982
Viacom, Inc., 4.50%, 3/1/21	1,140,000	1,236,965
Viacom, Inc., 3.125%, 6/15/22	1,260,000	1,261,640
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	710,000	710,523
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	1,820,000	2,018,704
		46,368,615

17

	Principal Amount	Value
Metals and Mining — 0.4%
Barrick North America Finance LLC, 4.40%, 5/30/21	$1,300,000	$1,336,847
Barrick North America Finance LLC, 5.75%, 5/1/43	550,000	572,535
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	500,000	523,045
Freeport-McMoRan, Inc., 4.55%, 11/14/24	560,000	539,108
Newmont Mining Corp., 6.25%, 10/1/39	290,000	296,136
Southern Copper Corp., 5.25%, 11/8/42	750,000	673,200
Steel Dynamics, Inc., 6.125%, 8/15/19	890,000	952,300
Vale Overseas Ltd., 5.625%, 9/15/19	1,325,000	1,414,279
Vale Overseas Ltd., 4.625%, 9/15/20	1,720,000	1,723,440
Vale SA, 5.625%, 9/11/42	310,000	270,298
		8,301,188
Multi-Utilities — 1.4%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,400,000	1,460,956
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	300,000	297,259
CMS Energy Corp., 8.75%, 6/15/19	890,000	1,126,354
CMS Energy Corp., 3.875%, 3/1/24	1,440,000	1,542,587
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	910,632
Constellation Energy Group, Inc., 5.15%, 12/1/20	1,276,000	1,443,122
Consumers Energy Co., 2.85%, 5/15/22	230,000	235,599
Consumers Energy Co., 3.375%, 8/15/23	700,000	742,440
Dominion Resources, Inc., 6.40%, 6/15/18	810,000	927,028
Dominion Resources, Inc., 2.75%, 9/15/22	540,000	538,040
Dominion Resources, Inc., 3.625%, 12/1/24	1,220,000	1,275,717
Dominion Resources, Inc., 4.90%, 8/1/41	1,560,000	1,760,348
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	990,000	1,024,650
DPL, Inc., 6.50%, 10/15/16	320,000	336,800
Duke Energy Corp., 1.625%, 8/15/17	500,000	505,601
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,337,970
Duke Energy Florida, Inc., 6.35%, 9/15/37	463,000	656,727
Duke Energy Florida, Inc., 3.85%, 11/15/42	1,410,000	1,468,129
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,320,974
Exelon Generation Co. LLC, 5.60%, 6/15/42	410,000	470,940
FirstEnergy Corp., 2.75%, 3/15/18	900,000	922,192
FirstEnergy Corp., 4.25%, 3/15/23	860,000	901,678
Georgia Power Co., 4.30%, 3/15/42	410,000	445,637
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,700,000	1,810,500
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	1,530,000	1,611,211
Nisource Finance Corp., 4.45%, 12/1/21	510,000	557,187
Nisource Finance Corp., 5.65%, 2/1/45	660,000	845,254
PacifiCorp, 6.00%, 1/15/39	710,000	960,845
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,078,110
Progress Energy, Inc., 3.15%, 4/1/22	1,320,000	1,362,755
Sempra Energy, 6.50%, 6/1/16	840,000	893,826
Southern Power Co., 5.15%, 9/15/41	190,000	223,634
Virginia Electric and Power Co., 3.45%, 2/15/24	1,110,000	1,179,296
		32,173,998

18

	Principal Amount	Value
Multiline Retail — 0.2%
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	$466,000	$502,818
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	2,630,000	2,737,898
Target Corp., 4.00%, 7/1/42	1,710,000	1,819,522
		5,060,238
Oil, Gas and Consumable Fuels — 2.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	650,000	677,625
Anadarko Petroleum Corp., 5.95%, 9/15/16	690,000	736,258
Anadarko Petroleum Corp., 6.45%, 9/15/36	830,000	1,032,962
Apache Corp., 4.75%, 4/15/43	620,000	650,597
BP Capital Markets plc, 4.50%, 10/1/20	360,000	399,816
BP Capital Markets plc, 2.75%, 5/10/23	890,000	869,134
California Resources Corp., 5.50%, 9/15/21(1)	1,140,000	1,021,725
Chesapeake Energy Corp., 4.875%, 4/15/22	1,280,000	1,206,400
Cimarex Energy Co., 4.375%, 6/1/24	1,190,000	1,187,025
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,030,000	1,097,034
Concho Resources, Inc., 7.00%, 1/15/21	1,820,000	1,915,550
Continental Resources, Inc., 5.00%, 9/15/22	1,650,000	1,629,375
Continental Resources, Inc., 3.80%, 6/1/24	1,250,000	1,154,356
Ecopetrol SA, 4.125%, 1/16/25	690,000	662,317
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,556,374
Exxon Mobil Corp., 2.71%, 3/6/25	1,450,000	1,466,639
Hess Corp., 6.00%, 1/15/40	630,000	703,222
Newfield Exploration Co., 6.875%, 2/1/20	585,000	605,738
Newfield Exploration Co., 5.75%, 1/30/22	1,430,000	1,497,925
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,206,246
Pemex Project Funding Master Trust, 6.625%, 6/15/35	850,000	977,500
Petro-Canada, 6.80%, 5/15/38	1,270,000	1,681,908
Petrobras Global Finance BV, 5.75%, 1/20/20	1,310,000	1,221,130
Petrobras Global Finance BV, 5.375%, 1/27/21	1,660,000	1,513,920
Petrobras Global Finance BV, 5.625%, 5/20/43	530,000	431,897
Petroleos Mexicanos, 6.00%, 3/5/20	480,000	549,840
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	925,463
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	127,270
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	364,000
Petroleos Mexicanos, 5.50%, 6/27/44	1,790,000	1,814,613
Phillips 66, 4.30%, 4/1/22	1,781,000	1,944,808
Phillips 66, 4.65%, 11/15/34	1,360,000	1,445,787
Range Resources Corp., 6.75%, 8/1/20	1,000,000	1,042,500
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,796,441
Shell International Finance BV, 3.625%, 8/21/42	730,000	723,384
Shell International Finance BV, 4.55%, 8/12/43	830,000	944,857
Statoil ASA, 2.45%, 1/17/23	1,550,000	1,527,849
Statoil ASA, 3.95%, 5/15/43	290,000	298,093
Statoil ASA, 4.80%, 11/8/43	560,000	656,828
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	1,091,000	1,178,280

19

	Principal Amount	Value
Tesoro Corp., 5.375%, 10/1/22	$530,000	$556,500
Total Capital Canada Ltd., 2.75%, 7/15/23	870,000	868,431
Total Capital SA, 2.125%, 8/10/18	1,000,000	1,022,474
Whiting Petroleum Corp., 5.00%, 3/15/19	1,257,000	1,241,288
		47,131,379
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 2.54%, 11/15/19(1)	1,820,000	1,847,151
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	2,510,000	2,867,025
International Paper Co., 6.00%, 11/15/41	410,000	488,435
		5,202,611
Pharmaceuticals — 0.7%
AbbVie, Inc., 1.75%, 11/6/17	1,670,000	1,676,645
AbbVie, Inc., 2.90%, 11/6/22	1,540,000	1,533,304
AbbVie, Inc., 4.40%, 11/6/42	1,790,000	1,859,257
Actavis Funding SCS, 3.85%, 6/15/24	1,810,000	1,873,151
Actavis Funding SCS, 4.55%, 3/15/35	400,000	418,321
Actavis, Inc., 1.875%, 10/1/17	1,290,000	1,293,531
Actavis, Inc., 3.25%, 10/1/22	1,110,000	1,110,786
Actavis, Inc., 4.625%, 10/1/42	450,000	460,325
Forest Laboratories, Inc., 4.875%, 2/15/21(1)	1,930,000	2,133,204
Merck & Co., Inc., 3.70%, 2/10/45	650,000	654,907
Perrigo Finance plc, 3.90%, 12/15/24	1,800,000	1,867,088
Roche Holdings, Inc., 6.00%, 3/1/19(1)	339,000	392,862
Roche Holdings, Inc., 3.35%, 9/30/24(1)	830,000	871,472
		16,144,853
Real Estate Investment Trusts (REITs) — 0.7%
DDR Corp., 4.75%, 4/15/18	920,000	990,973
DDR Corp., 3.625%, 2/1/25	1,170,000	1,170,019
Digital Realty Trust LP, 4.50%, 7/15/15	270,000	270,675
Essex Portfolio LP, 3.625%, 8/15/22	710,000	733,424
Essex Portfolio LP, 3.375%, 1/15/23	370,000	374,688
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,220,478
Health Care REIT, Inc., 2.25%, 3/15/18	390,000	395,519
Health Care REIT, Inc., 3.75%, 3/15/23	860,000	882,332
Hospitality Properties Trust, 4.65%, 3/15/24	2,490,000	2,585,111
Hospitality Properties Trust, 4.50%, 3/15/25	1,050,000	1,076,443
Host Hotels & Resorts LP, 6.00%, 10/1/21	760,000	880,873
Host Hotels & Resorts LP, 3.75%, 10/15/23	660,000	670,156
Kilroy Realty LP, 3.80%, 1/15/23	2,350,000	2,411,267
Senior Housing Properties Trust, 4.75%, 5/1/24	1,280,000	1,330,731
Ventas Realty LP / Ventas Capital Corp., 3.125%, 11/30/15	790,000	801,338
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	820,000	906,434
		16,700,461
Road and Rail — 0.6%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,484,000	1,597,876
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	575,000	658,854
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,390,000	1,500,246

20

	Principal Amount	Value
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	$500,000	$522,426
CSX Corp., 4.25%, 6/1/21	760,000	840,406
CSX Corp., 3.40%, 8/1/24	1,400,000	1,463,522
Norfolk Southern Corp., 5.75%, 4/1/18	900,000	1,011,173
Norfolk Southern Corp., 3.25%, 12/1/21	1,106,000	1,154,015
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(1)	670,000	679,810
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(1)	640,000	655,034
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22(1)	870,000	871,048
Union Pacific Corp., 4.00%, 2/1/21	1,100,000	1,218,344
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,392,244
		13,564,998
Software — 0.5%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	1,200,000	1,281,000
Microsoft Corp., 2.375%, 5/1/23	770,000	770,038
Microsoft Corp., 2.70%, 2/12/25	3,120,000	3,139,946
Oracle Corp., 2.50%, 10/15/22	1,735,000	1,738,049
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,141,821
Oracle Corp., 3.40%, 7/8/24	730,000	768,262
Oracle Corp., 4.30%, 7/8/34	960,000	1,043,805
		10,882,921
Specialty Retail — 0.2%
Home Depot, Inc. (The), 5.95%, 4/1/41	1,960,000	2,627,247
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	2,010,000	2,135,625
United Rentals North America, Inc., 4.625%, 7/15/23	850,000	861,687
		5,624,559
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	920,000	914,898
Apple, Inc., 2.85%, 5/6/21	1,310,000	1,366,068
Dell, Inc., 2.30%, 9/10/15	480,000	480,600
Dell, Inc., 3.10%, 4/1/16	180,000	182,025
Seagate HDD Cayman, 4.75%, 6/1/23	2,300,000	2,421,470
		5,365,061
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	910,000	970,287
PVH Corp., 4.50%, 12/15/22	1,506,000	1,536,120
		2,506,407
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.125%, 7/16/22	2,130,000	2,171,748
Sprint Communications, 6.00%, 12/1/16	560,000	585,690
Sprint Communications, 9.00%, 11/15/18(1)	1,320,000	1,518,000
T-Mobile USA, Inc., 6.46%, 4/28/19	1,230,000	1,271,512
		5,546,950
TOTAL CORPORATE BONDS (Cost $695,798,069)		714,148,119
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 26.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 3.6%
FHLMC, VRN, 1.75%, 4/15/15	1,106,361	1,137,647
FHLMC, VRN, 1.84%, 4/15/15	2,344,486	2,420,469

21

	Principal Amount	Value
FHLMC, VRN, 1.97%, 4/15/15	$1,510,743	$1,568,365
FHLMC, VRN, 1.98%, 4/15/15	1,768,554	1,832,116
FHLMC, VRN, 2.09%, 4/15/15	3,767,165	3,849,001
FHLMC, VRN, 2.26%, 4/15/15	3,376,059	3,614,445
FHLMC, VRN, 2.34%, 4/15/15	4,347,842	4,429,764
FHLMC, VRN, 2.38%, 4/15/15	2,156,741	2,308,984
FHLMC, VRN, 2.39%, 4/15/15	1,380,601	1,480,148
FHLMC, VRN, 2.39%, 4/15/15	3,772,883	4,035,579
FHLMC, VRN, 2.56%, 4/15/15	330,277	350,478
FHLMC, VRN, 2.86%, 4/15/15	1,248,133	1,293,752
FHLMC, VRN, 3.24%, 4/15/15	542,234	579,015
FHLMC, VRN, 3.28%, 4/15/15	1,613,185	1,722,486
FHLMC, VRN, 3.46%, 4/15/15	2,786,944	2,968,245
FHLMC, VRN, 3.56%, 4/15/15	371,122	394,727
FHLMC, VRN, 3.78%, 4/15/15	507,040	536,457
FHLMC, VRN, 3.78%, 4/15/15	1,150,536	1,218,317
FHLMC, VRN, 4.07%, 4/15/15	709,043	747,815
FHLMC, VRN, 4.21%, 4/15/15	2,611,199	2,765,128
FHLMC, VRN, 5.14%, 4/15/15	505,173	538,064
FHLMC, VRN, 5.23%, 4/15/15	745,261	791,561
FHLMC, VRN, 5.35%, 4/15/15	594,806	630,186
FHLMC, VRN, 5.78%, 4/15/15	2,101,563	2,233,854
FHLMC, VRN, 5.96%, 4/15/15	1,398,124	1,496,358
FHLMC, VRN, 6.12%, 4/15/15	715,006	766,228
FNMA, VRN, 1.92%, 4/25/15	1,858,238	1,957,517
FNMA, VRN, 1.94%, 4/25/15	1,273,599	1,341,339
FNMA, VRN, 1.94%, 4/25/15	10,123,750	10,662,420
FNMA, VRN, 1.94%, 4/25/15	5,033,363	5,301,077
FNMA, VRN, 1.94%, 4/25/15	2,876,342	3,029,329
FNMA, VRN, 2.20%, 4/25/15	3,486,985	3,721,393
FNMA, VRN, 2.31%, 4/25/15	401,686	433,215
FNMA, VRN, 2.32%, 4/25/15	3,417,331	3,658,573
FNMA, VRN, 2.71%, 4/25/15	1,897,127	1,960,453
FNMA, VRN, 3.09%, 4/25/15	583,224	616,202
FNMA, VRN, 3.36%, 4/25/15	441,614	464,269
FNMA, VRN, 3.68%, 4/25/15	745,653	787,902
FNMA, VRN, 3.93%, 4/25/15	1,071,985	1,146,406
FNMA, VRN, 5.07%, 4/25/15	1,148,779	1,235,688
FNMA, VRN, 6.07%, 4/25/15	164,659	177,034
		82,202,006
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 22.6%
FHLMC, 6.50%, 6/1/16	435	445
FHLMC, 6.50%, 6/1/16	1,076	1,096
FHLMC, 5.00%, 4/1/19	758,807	804,813
FHLMC, 7.00%, 9/1/27	448	535
FHLMC, 6.50%, 1/1/28	698	818
FHLMC, 7.00%, 2/1/28	114	134

22

	Principal Amount	Value
FHLMC, 6.50%, 3/1/29	$4,163	$4,932
FHLMC, 6.50%, 6/1/29	4,132	4,765
FHLMC, 7.00%, 8/1/29	505	578
FHLMC, 6.50%, 5/1/31	115	132
FHLMC, 6.50%, 5/1/31	2,525	2,895
FHLMC, 6.50%, 6/1/31	85	97
FHLMC, 6.50%, 6/1/31	347	398
FHLMC, 5.50%, 12/1/33	50,433	57,154
FHLMC, 6.00%, 2/1/38	504,263	573,654
FHLMC, 5.50%, 4/1/38	279,172	313,340
FHLMC, 6.00%, 5/1/38	453,353	516,828
FHLMC, 6.00%, 8/1/38	46,442	52,906
FHLMC, 5.50%, 9/1/38	1,570,753	1,783,689
FHLMC, 6.50%, 7/1/47	3,945	4,385
FNMA, 3.00%, 4/14/15(3)(7)	20,800,000	21,269,625
FNMA, 3.50%, 4/14/15(3)(7)	64,420,000	67,683,777
FNMA, 4.00%, 4/14/15(3)(7)	85,285,000	91,199,986
FNMA, 4.50%, 4/14/15(3)(7)	44,250,000	48,284,009
FNMA, 5.00%, 4/14/15(3)(7)	36,650,000	40,760,527
FNMA, 5.50%, 4/14/15(3)(7)	26,240,000	29,569,201
FNMA, 5.50%, 12/1/16	4,978	5,232
FNMA, 5.50%, 12/1/16	1,051	1,105
FNMA, 6.50%, 1/1/26	3,199	3,675
FNMA, 7.00%, 12/1/27	635	717
FNMA, 6.50%, 1/1/28	496	570
FNMA, 7.50%, 4/1/28	2,496	2,845
FNMA, 7.00%, 5/1/28	2,400	2,541
FNMA, 7.00%, 6/1/28	84	92
FNMA, 6.50%, 1/1/29	605	703
FNMA, 6.50%, 4/1/29	1,812	2,082
FNMA, 7.00%, 7/1/29	664	709
FNMA, 7.50%, 7/1/29	5,620	6,476
FNMA, 7.50%, 9/1/30	1,382	1,630
FNMA, 6.625%, 11/15/30	17,010,000	25,649,039
FNMA, 5.00%, 7/1/31	4,607,458	5,146,783
FNMA, 7.00%, 9/1/31	7,050	7,660
FNMA, 6.50%, 1/1/32	3,626	4,298
FNMA, 6.50%, 8/1/32	10,082	11,852
FNMA, 5.50%, 6/1/33	29,578	33,708
FNMA, 5.50%, 7/1/33	191,010	216,401
FNMA, 5.50%, 8/1/33	69,823	79,086
FNMA, 5.50%, 9/1/33	91,170	104,364
FNMA, 5.00%, 11/1/33	400,877	447,643
FNMA, 6.00%, 12/1/33	1,399,540	1,607,136
FNMA, 5.50%, 1/1/34	88,610	100,364
FNMA, 5.50%, 12/1/34	220,890	249,658
FNMA, 4.50%, 1/1/35	336,189	368,419

23

	Principal Amount	Value
FNMA, 5.00%, 8/1/35	$173,490	$193,146
FNMA, 5.00%, 2/1/36	1,356,966	1,510,114
FNMA, 5.50%, 7/1/36	80,495	90,681
FNMA, 5.50%, 2/1/37	36,988	41,635
FNMA, 6.00%, 4/1/37	291,002	335,520
FNMA, 6.00%, 7/1/37	725,283	829,824
FNMA, 6.00%, 8/1/37	592,093	674,463
FNMA, 6.50%, 8/1/37	88,972	100,481
FNMA, 6.00%, 9/1/37	652,426	744,640
FNMA, 6.00%, 11/1/37	257,939	297,047
FNMA, 5.50%, 2/1/38	1,745,777	1,964,742
FNMA, 5.50%, 2/1/38	309,304	348,098
FNMA, 5.50%, 6/1/38	567,986	645,367
FNMA, 5.00%, 1/1/39	367,512	412,023
FNMA, 4.50%, 2/1/39	965,750	1,054,847
FNMA, 5.50%, 3/1/39	1,463,915	1,647,527
FNMA, 4.50%, 4/1/39	692,827	769,052
FNMA, 4.50%, 5/1/39	1,706,466	1,908,525
FNMA, 6.50%, 5/1/39	324,315	379,745
FNMA, 4.50%, 6/1/39	1,168,359	1,289,570
FNMA, 5.00%, 8/1/39	1,020,153	1,145,117
FNMA, 4.50%, 9/1/39	2,924,991	3,258,468
FNMA, 4.50%, 10/1/39	2,774,898	3,080,456
FNMA, 5.00%, 4/1/40	5,160,257	5,734,800
FNMA, 5.00%, 4/1/40	3,275,828	3,665,326
FNMA, 5.00%, 6/1/40	5,334,303	5,972,194
FNMA, 4.00%, 10/1/40	2,707,677	2,943,737
FNMA, 4.50%, 11/1/40	2,432,061	2,696,410
FNMA, 4.00%, 8/1/41	4,808,104	5,217,857
FNMA, 4.50%, 9/1/41	2,572,699	2,820,690
FNMA, 3.50%, 10/1/41	3,867,133	4,069,610
FNMA, 3.50%, 5/1/42	3,028,650	3,193,902
FNMA, 3.50%, 6/1/42	2,924,528	3,091,605
FNMA, 3.50%, 9/1/42	5,855,755	6,175,789
FNMA, 6.50%, 8/1/47	15,340	17,135
FNMA, 6.50%, 8/1/47	23,351	26,084
FNMA, 6.50%, 9/1/47	23,784	26,584
FNMA, 6.50%, 9/1/47	1,954	2,183
FNMA, 6.50%, 9/1/47	8,927	9,973
FNMA, 6.50%, 9/1/47	12,970	14,495
FNMA, 6.50%, 9/1/47	3,464	3,869
GNMA, 3.00%, 4/22/15(3)	7,800,000	8,034,609
GNMA, 3.50%, 4/22/15(3)(7)	7,650,000	8,059,395
GNMA, 4.00%, 4/22/15(3)(7)	23,800,000	25,367,452
GNMA, 7.00%, 11/15/22	1,388	1,514
GNMA, 7.00%, 4/20/26	415	487
GNMA, 7.50%, 8/15/26	888	1,082
24

	Principal Amount	Value
GNMA, 8.00%, 8/15/26	$434	$510
GNMA, 7.50%, 5/15/27	941	1,057
GNMA, 8.00%, 6/15/27	1,331	1,389
GNMA, 7.50%, 11/15/27	212	218
GNMA, 7.00%, 2/15/28	437	444
GNMA, 7.50%, 2/15/28	389	398
GNMA, 6.50%, 3/15/28	1,387	1,590
GNMA, 7.00%, 4/15/28	232	233
GNMA, 6.50%, 5/15/28	3,827	4,385
GNMA, 7.00%, 12/15/28	753	785
GNMA, 7.00%, 5/15/31	4,123	5,060
GNMA, 6.00%, 7/15/33	1,123,879	1,315,390
GNMA, 4.50%, 8/15/33	1,430,155	1,590,932
GNMA, 5.00%, 3/20/36	175,804	197,131
GNMA, 5.00%, 4/20/36	378,372	424,273
GNMA, 5.00%, 5/20/36	572,236	641,691
GNMA, 5.50%, 1/15/39	1,283,351	1,475,065
GNMA, 6.00%, 1/20/39	79,736	90,447
GNMA, 6.00%, 2/20/39	462,967	525,368
GNMA, 4.50%, 6/15/39	3,763,798	4,215,104
GNMA, 5.50%, 9/15/39	186,895	212,683
GNMA, 5.00%, 10/15/39	2,103,657	2,385,276
GNMA, 4.50%, 1/15/40	2,430,026	2,690,591
GNMA, 4.00%, 11/20/40	5,831,851	6,266,152
GNMA, 4.00%, 12/15/40	2,122,946	2,287,481
GNMA, 4.50%, 6/15/41	1,254,313	1,411,206
GNMA, 4.50%, 7/20/41	2,583,843	2,822,800
GNMA, 3.50%, 4/20/42	11,722,433	12,374,564
GNMA, 3.50%, 6/20/42	25,140,453	26,539,078
GNMA, 3.50%, 7/20/42	4,612,738	4,869,357
		519,164,035
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $590,662,707)		601,366,041
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 5.9%
Private Sponsor Collateralized Mortgage Obligations — 5.0%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 4/1/15	3,447,880	3,449,655
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	336,224	249,113
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.61%, 4/1/15	2,437,064	2,450,712
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 2.66%, 4/1/15	975,536	977,905
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	172,343	174,414
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.74%, 4/1/15	4,054,875	4,045,119
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	508,060	529,138

25

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 4/1/15	$767,873	$768,391
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	309,059	323,604
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 4/1/15	2,621,472	2,604,196
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.93%, 4/1/15	6,317,731	6,226,838
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	528,683	518,109
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	257,715	270,615
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	24,520	24,077
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	91,707	89,584
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.47%, 4/1/15	156,558	155,151
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.24%, 4/1/15	4,718,703	4,685,583
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.07%, 4/1/15	1,001,550	960,353
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.10%, 4/1/15	1,756,779	1,709,056
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 4/1/15	3,660,798	3,645,525
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.60%, 4/1/15	3,088,418	3,084,947
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 4/1/15	2,202,827	2,215,176
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	97,004	97,837
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.16%, 4/1/15	441,123	438,168
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 4/1/15	702,124	667,556
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.70%, 4/1/15	976,592	985,976
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/15(1)	1,317,732	1,323,395
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.67%, 4/1/15	3,636,135	3,712,994
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	119,489	125,797
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.16%, 4/25/15	2,919,174	2,876,747
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.46%, 4/1/15	308,532	308,514
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/15	466,032	468,720
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/15(1)	3,703,648	3,861,596
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 5A, VRN, 2.52%, 4/1/15	2,001,551	1,998,214
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.42%, 4/1/15	1,070,294	1,073,380

26

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.41%, 4/1/15	$1,967,910	$1,969,475
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 4/25/15	5,095,130	4,916,000
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	200,564	207,784
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 4/1/15	6,287,114	6,261,475
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 4/1/15	177,773	178,354
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.63%, 4/1/15	2,373,878	2,386,533
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 2.62%, 4/1/15	1,284,087	1,294,286
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/15	3,722,074	3,819,659
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/15	4,009,147	4,039,580
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-14, Class 2A1, 5.50%, 12/25/35	1,126,519	1,151,453
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	682,220	696,654
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	1,282,263	1,312,631
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	121,510	125,742
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	570,907	600,488
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	4,547,786	4,796,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A9 SEQ, 5.25%, 10/25/35	1,051,716	1,098,308
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.62%, 4/1/15	1,868,689	1,914,635
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.62%, 4/1/15	2,755,250	2,808,921
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.62%, 4/1/15	3,030,775	3,094,330
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.37%, 4/1/15	398,668	397,362
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.64%, 4/1/15	2,873,470	2,903,541
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.06%, 4/1/15	2,822,906	2,843,885
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,142,755	1,175,797
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	2,219,513	2,310,819
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	378,053	378,585
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	702,637	729,142
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	572,634	595,336
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	970,190	1,005,368

27

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	$672,779	$697,014
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	161,134	166,729
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.13%, 4/1/15	405,305	404,419
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	1,932,440	2,042,905
		115,420,037
U.S. Government Agency Collateralized Mortgage Obligations — 0.9%
FHLMC, Series 2684, Class FP, VRN, 0.67%, 4/15/15	572,953	575,122
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	222,848	244,137
FHLMC, Series 3397, Class GF, VRN, 0.67%, 4/15/15	3,560,117	3,600,126
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	433	473
FNMA, Series 2006-43, Class FM, VRN, 0.47%, 4/25/15	421,115	422,190
FNMA, Series 2007-36, Class FB, VRN, 0.57%, 4/25/15	339,896	342,328
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	8,788,298	8,788,527
FNMA, Series 2014-M5, Class FA, VRN, 0.48%, 4/25/15	6,009,867	6,015,835
		19,988,738
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $135,094,732)		135,408,775
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 5.2%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/15	1,125,000	1,148,954
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(1)	7,000,000	7,199,741
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.96%, 4/15/15(1)	6,150,000	6,134,471
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	7,600,000	7,940,757
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.125%, 4/15/15(1)	11,400,000	11,382,130
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	7,625,000	8,285,260
COMM Mortgage Trust, Series 2015-3BP, Class B, VRN, 3.24%, 4/1/15(1)	5,900,000	6,024,484
COMM Mortgage Trust, Series 2015-CR22, Class AM, 3.60%, 3/10/48	6,050,000	6,303,828
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.98%, 4/15/15(1)	8,950,000	8,798,472
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	4,775,000	5,340,479
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	5,700,000	6,238,451
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,700,000	2,844,599
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(1)	1,194,607	1,200,322
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/15(1)	5,000,000	5,197,578
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/15	3,475,000	3,767,981

28

	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	$2,950,000	$3,314,769
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.08%, 4/15/15(1)	6,850,000	6,840,547
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	268,475	273,348
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/15	3,225,000	3,250,777
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/15	1,775,000	1,796,650
Morgan Stanley Capital I Trust, Series 2005-T19, Class A4A SEQ, 4.89%, 6/12/47	3,616,508	3,620,717
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, VRN, 3.40%, 4/1/15(1)	5,600,000	5,901,263
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(1)	6,000,000	6,222,726

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $116,009,007)		119,028,304
ASSET-BACKED SECURITIES(2) — 4.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A SEQ, 3.15%, 3/20/17(1)	5,000,000	5,086,978
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(1)	4,062,500	4,074,151
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.42%, 4/16/15	5,825,000	5,795,625
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.60%, 4/7/15(1)	6,850,000	6,846,993
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	5,641,728	5,640,382
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.53%, 4/15/15	5,525,000	5,520,296
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	2,767,293	2,767,863
Enterprise Fleet Financing LLC, Series 2014-2, Class A2 SEQ, 1.05%, 3/20/20(1)	11,300,000	11,293,440
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.34%, 4/15/15	5,794,692	5,786,137
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.73%, 4/10/15(1)	3,802,117	3,803,867
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.58%, 4/10/15(1)	5,000,000	4,994,670
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	1,745,273	1,761,167
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	5,979,088	5,945,581
John Deere Owner Trust, Series 2012 B, Class A3 SEQ, 0.53%, 7/15/16	1,704,799	1,704,802
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	6,474,627	6,472,899
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	4,950,000	4,957,598
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(1)	4,765,296	4,775,899
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	6,250,000	6,283,203

29

		Principal Amount	Value
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(1)		$3,745,000	$3,809,275
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(1)		5,525,000	5,531,276
TOTAL ASSET-BACKED SECURITIES (Cost $102,850,352)			102,852,102
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.9%
Brazil — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19		270,000	298,350
Brazilian Government International Bond, 4.875%, 1/22/21		1,810,000	1,909,550
Brazilian Government International Bond, 2.625%, 1/5/23		860,000	774,860
Brazilian Government International Bond, 4.25%, 1/7/25		760,000	745,750
			3,728,510
Canada†
Province of Ontario Canada, 1.00%, 7/22/16		900,000	905,065
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21		920,000	982,100
Chile Government International Bond, 3.625%, 10/30/42		500,000	493,750
			1,475,850
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		1,970,000	2,095,095
Colombia Government International Bond, 6.125%, 1/18/41		820,000	977,850
			3,072,945
Italy — 0.1%
Italy Government International Bond, 6.875%, 9/27/23		1,300,000	1,693,273
Mexico — 0.4%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		1,450,000	1,660,250
Mexico Government International Bond, 4.00%, 10/2/23		3,880,000	4,117,650
Mexico Government International Bond, 6.05%, 1/11/40		270,000	334,800
Mexico Government International Bond, MTN, 4.75%, 3/8/44		2,770,000	2,922,350
			9,035,050
Norway — 1.5%
Norway Government Bond, 3.75%, 5/25/21	NOK	238,000,000	33,952,285
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		$730,000	975,462
Peruvian Government International Bond, 5.625%, 11/18/50		1,240,000	1,519,000
			2,494,462
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		1,590,000	1,744,621
Philippine Government International Bond, 6.375%, 10/23/34		730,000	1,026,563
			2,771,184
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21		450,000	518,085
Poland Government International Bond, 3.00%, 3/17/23		1,050,000	1,080,450
			1,598,535
South Africa†
South Africa Government International Bond, 4.67%, 1/17/24		760,000	807,500

30

	Principal Amount	Value
South Korea†
Export-Import Bank of Korea, 3.75%, 10/20/16	$750,000	$779,666
Turkey — 0.2%
Turkey Government International Bond, 3.25%, 3/23/23	3,770,000	3,580,143
Turkey Government International Bond, 4.875%, 4/16/43	620,000	614,575
		4,194,718
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	340,000	323,000
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $73,544,785)		66,832,043
MUNICIPAL SECURITIES — 1.3%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	595,000	765,551
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	360,000	534,251
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	790,000	1,113,750
California GO, (Building Bonds), 7.55%, 4/1/39	700,000	1,095,864
California GO, (Building Bonds), 7.30%, 10/1/39	1,410,000	2,106,596
California GO, (Building Bonds), 7.60%, 11/1/40	345,000	555,133
Chicago GO, Series 2014 B, 6.31%, 1/1/44	1,000,000	1,012,950
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	2,543,000	2,595,767
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	925,000	1,051,781
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	400,000	607,864
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	370,000	475,110
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	275,000	356,188
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	1,665,000	2,345,003
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	470,000	669,618
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	555,000	692,313
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	450,000	678,690
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	730,000	1,074,158
New York City Municipal Water Finance Authority Water & Sewer System Rev., (Building Bonds), 5.95%, 6/15/42	325,000	441,220
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	335,000	456,186
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	390,000	456,600
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	200,000	264,550
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	420,000	537,583
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	479,732
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	1,097,150

31

	Principal Amount	Value
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	$1,000,000	$1,288,670
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	375,000	490,976
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	1,605,000	1,969,672
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	280,000	381,240
San Diego County Regional Airport Authority Rev., Series 2014 B, (Taxable Senior Consol Rental Car), 5.59%, 7/1/43	750,000	854,933
San Diego County Water Authority Rev., Series 2010 B, (Building Bonds), 6.14%, 5/1/49	460,000	640,407
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	1,100,000	1,436,127
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	920,000	1,152,208
University of California Rev., Series 2013 AJ, 4.60%, 5/15/31	500,000	560,765
TOTAL MUNICIPAL SECURITIES (Cost $25,437,795)		30,238,606
TEMPORARY CASH INVESTMENTS(4) — 3.6%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(5)	82,666,000	82,665,766
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $5,815), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $5,693)		5,693
TOTAL TEMPORARY CASH INVESTMENTS (Cost $82,671,693)		82,671,459
TOTAL INVESTMENT SECURITIES — 114.4% (Cost $2,583,039,979)		2,624,428,839
OTHER ASSETS AND LIABILITIES(6) — (14.4)%		(330,654,463)
TOTAL NET ASSETS — 100.0%		$2,293,774,376

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,350,000	USD	2,567,641	Barclays Bank plc	4/30/15	$(20,231)
AUD	4,800,000	USD	3,770,640	JPMorgan Chase Bank N.A.	4/30/15	(120,619)
USD	1,901,819	AUD	2,500,000	Barclays Bank plc	4/30/15	767
USD	4,558,542	AUD	5,922,222	UBS AG	4/30/15	55,160
CAD	2,815,470	USD	2,250,000	State Street Bank and Trust	4/30/15	(27,850)
CAD	883,779	USD	711,314	Westpac Group	4/30/15	(13,779)
USD	1,850,000	CAD	2,316,799	JPMorgan Chase Bank N.A.	4/30/15	21,433
USD	1,850,000	CAD	2,348,336	JPMorgan Chase Bank N.A.	4/30/15	(3,458)
USD	2,450,000	CAD	3,062,047	State Street Bank and Trust	4/30/15	33,236
CHF	909,009	USD	990,627	Westpac Group	4/30/15	(54,193)
CLP	2,870,623,145	USD	4,569,237	UBS AG	4/30/15	17,156
USD	511,002	CLP	323,719,450	UBS AG	4/30/15	(6,205)
USD	4,671,949	CLP	2,959,680,002	UBS AG	4/30/15	(56,729)
CZK	4,330,522	USD	179,505	JPMorgan Chase Bank N.A.	4/30/15	(10,521)
USD	4,300,000	CZK	105,681,960	Barclays Bank plc	4/30/15	176,125

32

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,900,000	USD	3,081,401	Barclays Bank plc	4/30/15	$37,968
EUR	2,000,000	USD	2,127,300	JPMorgan Chase Bank N.A.	4/30/15	23,989
EUR	22,759,352	USD	23,957,086	UBS AG	4/30/15	523,882
EUR	1,550,000	USD	1,767,942	Westpac Group	4/30/15	(100,694)
USD	5,781,086	EUR	5,339,997	Barclays Bank plc	4/30/15	37,149
USD	4,088,737	EUR	3,650,000	JPMorgan Chase Bank N.A.	4/30/15	162,636
USD	3,058,944	EUR	2,800,000	JPMorgan Chase Bank N.A.	4/30/15	47,140
USD	1,362,116	EUR	1,188,828	JPMorgan Chase Bank N.A.	4/30/15	83,360
USD	68,026,672	EUR	59,201,143	UBS AG	4/30/15	4,347,300
GBP	1,400,000	USD	2,155,698	JPMorgan Chase Bank N.A.	4/30/15	(79,318)
GBP	2,550,000	USD	3,925,307	State Street Bank and Trust	4/30/15	(143,330)
GBP	3,000,000	USD	4,618,392	Westpac Group	4/30/15	(169,008)
USD	5,374,771	GBP	3,650,000	Barclays Bank plc	4/30/15	(38,647)
USD	4,754,477	GBP	3,200,000	Deutsche Bank	4/30/15	8,467
USD	23,068,605	GBP	15,219,539	UBS AG	4/30/15	496,080
JPY	512,886,800	USD	4,300,000	Barclays Bank plc	4/30/15	(21,982)
JPY	393,805,750	USD	3,250,000	Barclays Bank plc	4/30/15	34,756
JPY	610,163,220	USD	5,050,000	State Street Bank and Trust	4/30/15	39,406
USD	2,600,000	JPY	314,327,000	Barclays Bank plc	4/30/15	(21,820)
USD	6,734,289	JPY	789,500,443	JPMorgan Chase Bank N.A.	4/30/15	149,020
USD	3,600,000	JPY	431,550,000	State Street Bank and Trust	4/30/15	417
USD	6,200,000	JPY	748,521,040	Westpac Group	4/30/15	(43,457)
KRW	3,531,200,000	USD	3,200,000	Westpac Group	4/30/15	(19,667)
KRW	3,196,325,000	USD	2,935,101	Westpac Group	4/30/15	(56,369)
KRW	5,467,509,750	USD	5,020,670	Westpac Group	4/30/15	(96,423)
USD	4,050,000	KRW	4,476,262,500	UBS AG	4/30/15	18,508
USD	2,150,000	KRW	2,382,845,000	UBS AG	4/30/15	3,919
NOK	15,716,620	USD	2,000,000	Barclays Bank plc	4/30/15	(50,371)
NOK	14,713,372	USD	1,923,889	Barclays Bank plc	4/30/15	(98,712)
USD	39,849,460	NOK	299,799,480	Deutsche Bank	4/30/15	2,659,675
USD	2,950,000	NOK	24,451,459	State Street Bank and Trust	4/30/15	(83,176)
NZD	4,777,871	USD	3,597,259	Barclays Bank plc	4/30/15	(35,027)
NZD	4,500,000	USD	3,318,687	JPMorgan Chase Bank N.A.	4/30/15	36,373
NZD	6,850,000	USD	5,220,777	State Street Bank and Trust	4/30/15	(113,630)
USD	7,284,369	NZD	9,939,849	UBS AG	4/30/15	(126,473)
SEK	17,779,670	USD	2,150,000	Barclays Bank plc	4/30/15	(84,689)
SEK	14,241,105	USD	1,650,000	Barclays Bank plc	4/30/15	4,267
USD	5,804,097	SEK	47,537,972	JPMorgan Chase Bank N.A.	4/30/15	282,020
SGD	4,257,423	USD	3,126,320	Barclays Bank plc	4/30/15	(26,034)
USD	3,550,175	SGD	4,785,281	Westpac Group	4/30/15	65,498
TWD	62,812,344	USD	2,009,995	Westpac Group	4/30/15	812
TWD	19,558,250	USD	622,676	Westpac Group	4/30/15	3,441
USD	2,582,617	TWD	81,119,988	Westpac Group	4/30/15	(14,272)
						$7,633,276

33

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $185,948,469, which represented 8.1% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Forward commitment. Settlement date is indicated.

(4)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,438,000.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Amount relates primarily to receivable for investments sold and payable for investments purchased, but not settled, at period end.

(7)	Collateral has been received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of securities received was $311,882.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $2,583,039,979)	$2,624,428,839
Cash	230,596
Foreign currency holdings, at value (cost of $206,751)	205,642
Receivable for investments sold	151,888,854
Receivable for capital shares sold	811,923
Unrealized appreciation on forward foreign currency exchange contracts	9,369,960
Interest receivable	14,372,818
2,801,308,632

Liabilities
Payable for collateral received for forward commitments	1,438,000
Payable for investments purchased	496,689,979
Payable for capital shares redeemed	6,788,495
Unrealized depreciation on forward foreign currency exchange contracts	1,736,684
Accrued management fees	881,098
507,534,256

Net Assets	$2,293,774,376

Net Assets Consist of:
Capital paid in	$2,218,370,841
Distributions in excess of net investment income	(6,279,244)
Undistributed net realized gain	32,959,912
Net unrealized appreciation	48,722,867
$2,293,774,376

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class	$2,198,328,592	199,361,347	$11.03
R6 Class	$95,445,784	8,653,058	$11.03

See Notes to Financial Statements.

35

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$57,237,643

Expenses:
Management fees	10,004,496
Trustees' fees and expenses	141,683
Other expenses	1,839
10,148,018

Net investment income (loss)	47,089,625

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,426,845
Futures contract transactions	(5,580,295)
Swap agreement transactions	175,914
Foreign currency transactions	31,554,086
65,576,550

Change in net unrealized appreciation (depreciation) on:
Investments	22,059,043
Futures contracts	(512,898)
Swap agreements	(92,963)
Translation of assets and liabilities in foreign currencies	10,733,984
32,187,166

Net realized and unrealized gain (loss)	97,763,716

Net Increase (Decrease) in Net Assets Resulting from Operations	$144,853,341

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$47,089,625	$32,978,033
Net realized gain (loss)	65,576,550	(4,329,359)
Change in net unrealized appreciation (depreciation)	32,187,166	(28,066,116)
Net increase (decrease) in net assets resulting from operations	144,853,341	582,558

Distributions to Shareholders
From net investment income:
Institutional Class	(67,424,034)	(37,900,008)
R6 Class	(1,947,199)	(208,940)
From net realized gains:
Institutional Class	—	(5,489,024)
R6 Class	—	(47,246)
Decrease in net assets from distributions	(69,371,233)	(43,645,218)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(70,759,080)	732,134,831

Net increase (decrease) in net assets	4,723,028	689,072,171

Net Assets
Beginning of period	2,289,051,348	1,599,979,177
End of period	$2,293,774,376	$2,289,051,348

Undistributed (distributions in excess of) net investment income	$(6,279,244)	$1,135,659

See Notes to Financial Statements.

37

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

38

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

39

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.40% for the Institutional Class and 0.35% for the R6 Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

40

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $6,976,274,232, of which $6,310,164,564 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $7,090,057,878, of which $6,451,753,135 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Institutional Class
Sold	56,234,197	$612,526,414	72,499,041	$775,156,762
Issued in reinvestment of distributions	6,182,920	67,424,034	4,060,842	43,389,032
Redeemed	(74,352,609)	(815,907,424)	(10,757,594)	(114,740,312)
	(11,935,492)	(135,956,976)	65,802,289	703,805,482
R6 Class
Sold	9,218,774	100,598,621	3,045,134	32,454,058
Issued in reinvestment of distributions	178,190	1,946,990	24,037	256,186
Redeemed	(3,402,158)	(37,347,715)	(410,919)	(4,380,895)
	5,994,806	65,197,896	2,658,252	28,329,349
Net increase (decrease)	(5,940,686)	$(70,759,080)	68,460,541	$732,134,831

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

41

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$771,883,390	—
Corporate Bonds	—	714,148,119	—
U.S. Government Agency Mortgage-Backed Securities	—	601,366,041	—
Collateralized Mortgage Obligations	—	135,408,775	—
Commercial Mortgage-Backed Securities	—	119,028,304	—
Asset-Backed Securities	—	102,852,102	—
Sovereign Governments and Agencies	—	66,832,043	—
Municipal Securities	—	30,238,606	—
Temporary Cash Investments	—	82,671,459	—
	—	$2,624,428,839	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,369,960	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,736,684)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $11,333,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $448,607,924.

42

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 988 contracts.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$9,369,960	Unrealized depreciation on forward foreign currency exchange contracts	$1,736,684

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$175,914	Change in net unrealized appreciation (depreciation) on swap agreements	$(92,963)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	32,010,472	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	11,072,974
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(5,580,295)	Change in net unrealized appreciation (depreciation) on futures contracts	(512,898)
		$26,606,091		$10,467,113

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$69,371,233	$40,237,434
Long-term capital gains	—	$3,407,784

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

43

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,583,321,565
Gross tax appreciation of investments	$59,739,114
Gross tax depreciation of investments	(18,631,840)
Net tax appreciation (depreciation) of investments	41,107,274
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(269,826)
Net tax appreciation (depreciation)	$40,837,448
Other book-to-tax adjustments	$(880,253)
Undistributed ordinary income	$26,515,560
Accumulated long-term gains	$8,930,780

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

44

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$10.70	0.20	0.42	0.62	(0.29)	—	(0.29)	$11.03	5.90%	0.40%	0.40%	1.85%	1.85%	248%	$2,198,329
2014	$11.00	0.18	(0.24)	(0.06)	(0.21)	(0.03)	(0.24)	$10.70	(0.53)%	0.40%	0.40%	1.71%	1.71%	206%	$2,260,604
2013	$10.91	0.23	0.25	0.48	(0.26)	(0.13)	(0.39)	$11.00	4.41%	0.40%	0.40%	2.04%	2.04%	154%	$1,599,979
2012	$10.57	0.31	0.54	0.85	(0.37)	(0.14)	(0.51)	$10.91	8.16%	0.41%	0.41%	2.89%	2.89%	109%	$1,156,769
2011	$10.51	0.35	0.18	0.53	(0.37)	(0.10)	(0.47)	$10.57	5.00%	0.39%	0.40%	3.24%	3.23%	77%	$827,585
R6 Class
2015	$10.70	0.21	0.42	0.63	(0.30)	—	(0.30)	$11.03	5.96%	0.35%	0.35%	1.90%	1.90%	248%	$95,446
2014(3)	$10.65	0.13	0.09	0.22	(0.14)	(0.03)	(0.17)	$10.70	2.11%	0.35%(4)	0.35%(4)	1.84%(4)	1.84%(4)	206%(5)	$28,448

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

45

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

46

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

47

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

48

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

49

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,129,294 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $404,571, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

The fund utilized earnings and profits of $4,724,440 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85536 1505

ANNUAL REPORT	MARCH 31, 2015

Premium Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%(1)	0.01%(1)	1.54%(1)	2.80%(1)	4/1/93
Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2015
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.29%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	46 days
Weighted Average Life	71 days

Portfolio Composition by Maturity	% of fund investment
1-30 days	63%
31-90 days	19%
91-180 days	13%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$0.75	0.15%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.29	0.46%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.18	$0.76	0.15%
Investor Class (before waiver)	$1,000	$1,022.64	$2.32	0.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
COMMERCIAL PAPER(1) — 36.5%
Barclays Bank PLC, 0.22%, 5/18/15 (LOC: Barclays Bank PLC)(2)	$15,000,000	$14,995,692
Bennington Stark Capital Co. LLC, 0.18%, 4/13/15 (LOC: Societe Generale SA)(2)	20,000,000	19,998,800
Catholic Health Initiatives, 0.20%, 5/19/15	4,150,000	4,148,893
Chariot Funding LLC, 0.21%, 4/23/15(2)	10,000,000	9,998,717
Chariot Funding LLC, 0.21%, 5/21/15(2)	10,000,000	9,997,083
Chariot Funding LLC, 0.22%, 6/2/15(2)	15,000,000	14,994,317
Chariot Funding LLC, 0.22%, 6/3/15(2)	5,000,000	4,998,075
Charta LLC, 0.18%, 5/12/15(2)	28,300,000	28,294,882
City of Austin, 0.12%, 4/2/15 (LOC: Citibank N.A.)	5,000,000	4,999,983
City of Chicago, 0.14%, 4/29/15 (LOC: Wells Fargo Bank N.A.)	30,000,000	29,996,733
City of Chicago, 0.16%, 4/8/15 (LOC: Wells Fargo Bank N.A.)	6,000,000	5,999,813
County of Oakland-Alameda, 0.20%, 4/29/15 (LOC: Bank of New York Mellon)	10,655,000	10,655,000
Credit Agricole Corporate and Investment Bank, 0.04%, 4/1/15 (LOC: Credit Agricole SA)	20,000,000	20,000,000
Crown Point Capital Co. LLC, 0.32%, 5/4/15(2)	22,000,000	21,996,168
Jupiter Securitization Co. LLC, 0.21%, 5/6/15(2)	25,000,000	24,994,896
Jupiter Securitization Co. LLC, 0.22%, 6/8/15(2)	15,000,000	14,993,767
Jupiter Securitization Co. LLC, 0.33%, 9/10/15(2)	10,000,000	9,987,400
Lexington Parker Capital, 0.19%, 5/4/15(2)	15,000,000	14,997,388
Los Angeles County Metropolitan Transportation Authority, 0.18%, 4/14/15 (LOC: MUFG Union Bank N.A.)	7,500,000	7,500,000
Municipal Electricity Authority of Georgia, 0.15%, 4/27/15 (LOC: Wells Fargo Bank N.A.)	5,000,000	5,000,000
Old Line Funding LLC, 0.22%, 4/28/15 (LOC: Royal Bank of Canada)(2)	8,500,000	8,500,000
Old Line Funding LLC, 0.28%, 9/2/15 (LOC: Royal Bank of Canada)(2)	10,000,000	9,988,022
Old Line Funding LLC, 0.26%, 9/18/15 (LOC: Royal Bank of Canada)(2)	40,000,000	40,000,000
SSM Health Care Corp., 0.16%, 4/1/15	8,000,000	8,000,000
Thunder Bay Funding LLC, 0.28%, 7/8/15 (LOC: Royal Bank of Canada)(2)	10,000,000	10,000,000
Thunder Bay Funding LLC, 0.26%, 7/14/15 (LOC: Royal Bank of Canada)(2)	16,000,000	16,000,000
Thunder Bay Funding LLC, 0.25%, 7/22/15 (LOC: Royal Bank of Canada)(2)	20,000,000	20,000,000
Thunder Bay Funding LLC, 0.26%, 9/15/15 (LOC: Royal Bank of Canada)(2)	10,000,000	10,000,000
Toronto-Dominion Holdings USA, 0.24%, 8/25/15 (LOC: Toronto-Dominion Bank)(2)	10,000,000	9,990,267
Toyota Motor Credit Corp., 0.24%, 8/17/15	40,000,000	39,963,200
University of California, 0.17%, 4/14/15	15,000,000	14,999,079
University of California, 0.19%, 4/20/15	25,200,000	25,198,271
University of California, 0.15%, 5/12/15	10,000,000	9,998,292
TOTAL COMMERCIAL PAPER		501,184,738
MUNICIPAL SECURITIES — 26.8%
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2002 A, (Fine Arts Building), VRDN, 0.11%, 4/2/15 (LOC: FNMA)	1,885,000	1,885,000
Alabama Industrial Development Authority, (Simcala, Inc.), VRDN, 0.16%, 4/2/15 (LOC: JP Morgan Chase Bank N.A.)	475,000	475,000

7

	Principal Amount	Value
Alameda County Industrial Development Authority Rev., (Malberg Engineering, Inc.), VRDN, 0.05%, 4/2/15 (LOC: Comerica Bank)	$1,895,000	$1,895,000
Alameda County Industrial Development Authority Rev., (White Brothers), VRDN, 0.05%, 4/2/15 (LOC: Comerica Bank)	2,060,000	2,060,000
Alameda County Industrial Development Authority Rev., Series 2004 A, (Bema Electronic Manufacturing), VRDN, 0.05%, 4/2/15 (LOC: Comerica Bank)	2,480,000	2,480,000
Alameda County Industrial Development Authority Rev., VRDN 0.21%, 4/2/15 (LOC: Comerica Bank)	160,000	160,000
Alameda Public Financing Authority Rev., Series 2003-B, (Alameda Point), VRDN, 0.13%, 4/1/15 (LOC: MUFG Union Bank N.A.)	3,150,000	3,150,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.03%, 4/1/15	3,900,000	3,900,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.03%, 4/1/15	2,100,000	2,100,000
Arlington County Industrial Development Authority Rev., (Gates Ballston Apartments), VRDN, 0.04%, 4/1/15 (LOC: PNC Bank N.A.)	3,290,000	3,290,000
Baltimore Industrial Development Authority Rev., (Baltimore Cap Acquisition), VRDN, 0.07%, 4/1/15 (LOC: Bayerische Landesbank)	18,500,000	18,500,000
Bowie County Industrial Development Corp. Rev., (Texarkana Newspaper, Inc.), VRDN, 0.02%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.04%, 4/1/15	2,000,000	2,000,000
Brevard County Housing Finance Authority Rev., Series 2004 A, (Wickham Club Apartments), VRDN, 0.04%, 4/1/15 (LOC: FNMA)	3,915,000	3,915,000
California Infrastructure & Economic Development Bank Rev., Series 2008 B, (Hillview Mental Health Center, Inc.), VRDN, 0.27%, 4/2/15 (LOC: Comerica Bank)	115,000	115,000
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (Bay Photo, Inc.), VRDN, 0.14%, 4/2/15 (LOC: Comerica Bank)	4,375,000	4,375,000
California Infrastructure & Economic Development Bank Rev., VRDN, 0.27%, 4/2/15 (LOC: Comerica Bank)	730,000	730,000
California Infrastructure & Economic Development Bank Rev., VRDN, 0.27%, 4/2/15 (LOC: Comerica Bank)	390,000	390,000
California Infrastructure & Economic Development Bank, (Bay Photo, Inc.), VRDN, 0.27%, 4/2/15 (LOC: Comerica Bank)	525,000	525,000
California Infrastructure & Economic Development Bank, (iWorks, Inc.), VRDN, 0.14%, 4/2/15 (LOC: City National Bank and FHLB)	1,665,000	1,665,000
California Municipal Finance Authority Rev., (High Desert), VRDN, 0.27%, 4/2/15 (LOC: MUFG Union Bank N.A.)	140,000	140,000
California Pollution Control Financing Authority Rev., (Milk Time Dairy Farms), VRDN, 0.05%, 4/2/15 (LOC: Rabobank Nederland N.V.)	1,400,000	1,400,000
California Pollution Control Financing Authority Rev., (Ratto Group, Inc.), VRDN, 0.06%, 4/1/15 (LOC: MUFG Union Bank N.A.)	5,500,000	5,500,000
California State Enterprise Development Authority, Series 2008 B, (Pocino Foods), VRDN, 0.22%, 4/2/15 (LOC: City National Bank and FHLB)	135,000	135,000
California State Enterprise Development Authority, Series 2008 B, (Sconza Candy), VRDN, 0.21%, 4/2/15 (LOC: Comerica Bank)	1,935,000	1,935,000
California Statewide Communities Development Authority Rev., (Canyon Springs Apartments), VRDN, 0.03%, 4/2/15 (LOC: FNMA)	1,100,000	1,100,000
California Statewide Communities Development Authority Rev., (Encanto Homes), VRDN, 0.14%, 4/2/15 (LOC: East West Bank and FHLB)	1,200,000	1,200,000
Charles K Blandin Foundation Rev., Series 2004 B, VRDN, 0.08%, 4/1/15 (LOC: Wells Fargo Bank N.A.)	730,000	730,000
City & County of San Francisco Rev., Series 2002 B, (Carter Terrace Apartments), VRDN, 0.05%, 4/2/15 (LOC: Citibank N.A.)	3,675,000	3,675,000

8

	Principal Amount	Value
City of Chicago Rev., (Uptown Preservation Apartments), VRDN, 0.04%, 4/2/15 (LOC: Bank of America N.A.)	$1,960,000	$1,960,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.11%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	1,475,000	1,475,000
City of New York GO, Series 1994 B, VRDN, 0.04%, 4/1/15 (LOC: Bayerische Landesbank)	1,700,000	1,700,000
City of North Vernon Rev., (Oak Meadows Apartments), VRDN, 0.14%, 4/1/15 (LOC: FHLB) (Acquired 12/15/11, Cost $1,730,000)(3)	1,730,000	1,730,000
City of Salinas COP, (Fairways Golf), VRDN, 0.18%, 4/2/15 (LOC: Rabobank Nederland N.V.)	4,580,000	4,580,000
City of Shawnee, (Simmons Co.), VRDN, 0.14%, 4/1/15 (LOC: Wells Fargo Bank N.A.) (Acquired 8/31/11, Cost $410,000)(3)	410,000	410,000
City of Wright City Rev., (Watlow Process Systems, Inc.), VRDN, 0.14%, 4/2/15 (LOC: Bank of America N.A.)	700,000	700,000
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.04%, 4/1/15 (LOC: Bank of America N.A.)	1,190,000	1,190,000
Collier County Industrial Development Authority Rev., (Allete, Inc.), VRDN, 0.04%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
Colorado Educational & Cultural Facilities Authority Rev., (Telluride Mountain School), VRDN, 0.12%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	875,000	875,000
Colorado Housing & Finance Authority Rev., Series 2007 B, VRDN, 0.10%, 4/1/15 (SBBPA: JPMorgan Chase Bank N.A.)	13,195,000	13,195,000
Colorado Housing & Finance Authority Economic Development, Series 2005 B, (Closet Factory), VRDN, 0.22%, 4/2/15 (LOC: Colorado Business Bank and FHLB)	400,000	400,000
Connecticut Housing Finance Authority Rev., Series 2009 A-1, VRDN, 0.03%, 4/1/15 (SBBPA: JPMorgan Chase Bank N.A.)	4,175,000	4,175,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.03%, 4/1/15	12,600,000	12,600,000
County of Lake Rev., (Northpoint Association LLC), VRDN, 0.09%, 4/1/15 (LOC: Northern Trust Company)	1,200,000	1,200,000
County of Lake Rev., (Rosewood Apartment), VRDN, 0.06%, 4/2/15 (LOC: FHLMC)	3,000,000	3,000,000
County of Orange Rev., Series 2015 A, 0.58%, 11/2/15	3,200,000	3,200,000
County of Will, (BASF Corp.), VRDN, 0.10%, 4/1/15	1,700,000	1,700,000
Florida Housing Finance Corp. Rev., Series 2002 A-2, (Brentwood Apartments), VRDN, 0.11%, 4/2/15 (LOC: FNMA)	645,000	645,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C-1, (The Methodist Hospital System), VRDN, 0.04%, 4/1/15	5,000,000	5,000,000
Idaho Housing & Finance Association Rev., (Traditions), VRDN, 0.13%, 4/1/15 (LOC: FHLMC)	1,100,000	1,100,000
Illinois Finance Authority Rev., (Murphy Machine Products, Inc.), VRDN, 0.14%, 4/2/15 (LOC: Bank of America N.A.)	1,910,000	1,910,000
Illinois Health Facilities Authority Rev., (Memorial Health System), VRDN, 0.03%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	9,720,000	9,720,000
Kentucky Housing Corp. Rev., Series 2007 O, VRDN, 0.15%, 4/2/15 (LOC: Kentucky Housing Corp)	4,720,000	4,720,000
Lake County Industrial Development Authority Rev., (Senninger Irrigation), VRDN, 0.09%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	900,000	900,000
Lansing Economic Development Corp., (Accident Fund), VRDN, 0.17%, 4/2/15 (LOC: FHLB)	8,255,000	8,255,000
Lee County Housing Finance Authority Rev., Series 2002 B, (University Club Apartment), VRDN, 0.15%, 4/2/15 (LOC: FNMA)	595,000	595,000
Long Island Power Authority Electric System Rev., Series 1998 2-B, VRDN, 0.03%, 4/1/15 (LOC: Bayerische Landesbank)	17,250,000	17,250,000

9

	Principal Amount	Value
Long Island Power Authority Electric System Rev., Series 1998 A-1, VRDN, 0.07%, 4/1/15 (LOC: Bayerische Landesbank)	$8,800,000	$8,800,000
Louisiana Local Government Environmental Facilities & Community Development Authority Rev., (Hollybrook Enterprises LLC), VRDN, 0.10%, 4/2/15 (LOC: First South Farm Credit and Wells Fargo Bank N.A.)	830,000	830,000
Maine State Housing Authority Mortgage Rev., Series 2005 G, VRDN, 0.03%, 4/2/15 (SBBPA: State Street Bank & Trust Co.)	2,900,000	2,900,000
Maine State Housing Authority Mortgage Rev., Series 2006 D-3, VRDN, 0.03%, 4/2/15 (LIQ FAC: State Street Bank & Trust Co.)	3,000,000	3,000,000
Maricopa County Industrial Development Authority Rev., Series 2003 A, (Sonora Vista Apartments), VRDN, 0.14%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	1,220,000	1,220,000
Massachusetts Housing Finance Agency Rev., Series 2009 B, VRDN, 0.11%, 4/1/15 (LOC: Bank of New York Mellon)	6,204,000	6,204,000
Meadow Springs Country Club Rev., VRDN, 0.11%, 4/2/15 (LOC: U.S. Bank N.A.)	865,000	865,000
Mission Economic Development Corp. Industrial Rev., (CMI Project), VRDN, 0.14%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	1,520,000	1,520,000
Mississippi Business Finance Corp. Rev., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.16%, 4/2/15 (LOC: Trustmark National Bank and FHLB)	5,195,000	5,195,000
Missouri Development Finance Board Rev., Series 2000 B, (St. Louis Center), VRDN, 0.11%, 4/2/15 (LOC: U.S. Bank N.A.)	3,910,000	3,910,000
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.04%, 4/1/15 (LOC: Commerce Bank N.A.)	2,400,000	2,400,000
Mobile Industrial Development Board Solid Waste Disposal, (Alabama Power-Barry Plant), VRDN, 0.02%, 4/1/15	3,000,000	3,000,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.04%, 4/1/15 (LOC: Bank of America N.A.)	785,000	785,000
Nassau Health Care Corp. Rev., Series 2009 A, VRDN, 0.11%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	5,100,000	5,100,000
Nevada Housing Division Rev., (Multi-Unit Housing), VRDN, 0.08%, 4/2/15 (LOC: Citibank N.A.)	1,065,000	1,065,000
Nevada Housing Division Rev., Series 1997 A, (Multi-Unit Housing), VRDN, 0.07%, 4/2/15 (LOC: U.S. Bank N.A. and FHLB)	1,315,000	1,315,000
New York City GO, Series 1993 A-4, VRDN, 0.03%, 4/1/15 (LOC: Bayerische Landesbank)	3,500,000	3,500,000
New York City Housing Development Corp. Rev., Series 2003 A, (Upper East Lease Associations), VRDN, 0.05%, 4/1/15 (LOC: Landesbank Baden-Wuerttemberg)	18,600,000	18,600,000
New York City Housing Development Corp. Rev., Series 2006 B, (Rivereast Apartments), VRDN, 0.11%, 4/1/15 (LOC: FHLMC)	2,075,000	2,075,000
New York City Transitional Finance Authority Rev., Series 2002 1-D, (Future Tax Secured Bonds), VRDN, 0.03%, 4/1/15 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,495,000	1,495,000
New York City Transitional Finance Authority Rev., Series 2002 3-E, (Future Tax Secured Bonds), VRDN, 0.03%, 4/1/15 (SBBPA: Landesbank Baden-Wuerttemberg)	13,340,000	13,340,000
New York State Housing Finance Agency Rev., (West 37th Street), VRDN, 0.07%, 4/1/15 (LOC: FHLMC)	8,220,000	8,220,000
Norfolk Redevelopment & Housing Authority Rev., (Old Dominion University), VRDN, 0.05%, 4/1/15 (LOC: Bank of America N.A.)	8,290,000	8,290,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Stanley Total Living Center), VRDN, 0.12%, 4/2/15 (LOC: Wells Fargo Bank N.A.) (Acquired 12/15/10, Cost $100,000)(3)	100,000	100,000
Pennsylvania Economic Development Financing Authority Rev., Series 1991 A, VRDN, 0.20%, 4/2/15 (LOC: PNC Bank N.A.)	865,000	865,000

10

	Principal Amount	Value
Pennsylvania Economic Development Financing Authority Rev., Series 2007 A-1, VRDN, 0.10%, 4/2/15 (LOC: PNC Bank N.A.)	$700,000	$700,000
Port of Corpus Christi Authority of Nueces County Rev., (Flint Hills Resources), VRDN, 0.07%, 4/1/15	5,000,000	5,000,000
Putnam County Development Authority Rev., Series 1998, (Georgia Power Co.- Plant Branch), VRDN, 0.03%, 4/1/15	2,825,000	2,825,000
Putnam Hospital Center, (Multi-Mode), VRDN, 0.14%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.) (Acquired 9/13/07, Cost $1,700,000)(3)	1,700,000	1,700,000
Rhode Island Housing & Mortgage Finance Corp. Multifamily Rev., (Fairfield University Heights), VRDN, 0.03%, 4/2/15 (LOC: FHLMC)	2,100,000	2,100,000
San Francisco City & County Redevelopment Agency Rev., Series 2002 D, (Derek Silva Community), VRDN, 0.05%, 4/2/15 (LOC: Citibank N.A.)	1,245,000	1,245,000
South Carolina Jobs-Economic Development Authority Rev., (Health Sciences Medical University), VRDN, 0.12%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	2,600,000	2,600,000
South Carolina State Housing Finance & Development Authority Rev., (Rocky Creek Apartments), VRDN, 0.04%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	3,625,000	3,625,000
St. Paul's Episcopal Church Rev., VRDN, 0.17%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	5,400,000	5,400,000
State of Massachusetts GO, 0.25%, 11/1/15	5,000,000	5,000,000
State of Ohio GO, Series 2010 E, 2.53%, 8/1/15	2,500,000	2,519,039
Town of Dover-Foxcroft Rev., (Pleasant River Lumber Company), VRDN, 0.14%, 4/1/15 (LOC: Wells Fargo Bank N.A. and CoBank ACB)	580,000	580,000
Washington Economic Development Finance Authority Rev., Series 2002 B, (B&H Dental Laboratory), VRDN, 0.07%, 4/2/15 (LOC: U.S. Bank N.A.)	1,230,000	1,230,000
Washington Economic Development Finance Authority, Series 1997 A, (Lyn-Tron, Inc.), VRDN, 0.07%, 4/2/15 (LOC: U.S. Bank N.A.)	1,795,000	1,795,000
Washington Economic Development Finance Authority, Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.27%, 4/2/15 (LOC: U.S. Bank N.A.)	1,125,000	1,125,000
Washington Economic Development Finance Authority, Series 2008 D, (Skagit Valley Publishing), VRDN, 0.14%, 4/2/15 (LOC: U.S. Bank N.A.)	2,700,000	2,700,000
Washington State Housing Finance Commission Rev., (Essex Wandering Creek LLC), VRDN, 0.04%, 4/1/15 (LOC: FHLMC)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., (Hamilton Place Apartments), VRDN, 0.06%, 4/2/15 (LOC: FNMA)	1,725,000	1,725,000
Washington State Housing Finance Commission Rev., (Silver Creek), VRDN, 0.04%, 4/2/15 (LOC: East West Bank and FHLB)	12,240,000	12,240,000
Washington State Housing Finance Commission Rev., (Traditions South), VRDN, 0.13%, 4/1/15 (LOC: FHLMC)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Renton Centre), VRDN, 0.19%, 4/2/15 (LOC: FNMA)	605,000	605,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Silver Creek), VRDN, 0.13%, 4/2/15 (LOC: East West Bank and FHLB)	2,265,000	2,265,000
Washington State Housing Finance Commission Rev., Series 2005 A, (Vista Retirement), VRDN, 0.04%, 4/2/15 (LOC: East West Bank and FHLB)	12,200,000	12,200,000
Washington State Housing Finance Commission Rev., Series 2005 B, (Fairwinds), VRDN, 0.13%, 4/2/15 (LOC: East West Bank and FHLB)	4,535,000	4,535,000
West Memphis Public Facilities Board Rev., (Meadows 1998 Apartments LP), VRDN, 0.05%, 4/2/15 (LOC: FHLMC)	2,000,000	2,000,000
Wisconsin Housing & Economic Development Authority Rev., Series 2004 A, VRDN, 0.05%, 4/1/15 (SBBPA: FHLB)	8,945,000	8,945,000
TOTAL MUNICIPAL SECURITIES		368,363,039

11

	Principal Amount	Value
CORPORATE BONDS — 15.1%
2880 Stevens Creek LLC, VRDN, 0.15%, 4/1/15 (LOC: Bank of the West)	$4,250,000	$4,250,000
Chipmatic/Ottawa Property Group, VRDN, 0.32%, 4/2/15 (LOC:Comerica Bank)	1,880,000	1,880,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.15%, 4/2/15 (LOC: FHLB)	7,455,000	7,455,000
D & I Properties LLC, VRDN, 0.11%, 4/1/15 (LOC: Wells Fargo Bank NA)	3,650,000	3,650,000
DCC Development Corp., VRDN, 0.17%, 4/2/15 (LOC: FHLB)	4,000,000	4,000,000
EMF LLC, VRDN, 0.21%, 4/1/15 (LOC: Comerica Bank)	4,275,000	4,275,000
Fairfield North Texas Associates LP, VRDN, 0.13%, 4/2/15 (LOC: FHLB)	4,800,000	4,800,000
First Baptist Church of Opelika, VRDN, 0.16%, 4/3/15 (LOC: FHLB)	4,670,000	4,670,000
Flatley Hospitality LLC, VRDN, 0.17%, 4/2/15 (LOC: FHLB)	570,000	570,000
General Electric Capital Corp., 1.625%, 7/2/15	5,985,000	6,005,612
General Electric Co., MTN, 0.85%, 10/9/15	5,000,000	5,013,604
GFRE Holdings LLC, VRDN, 0.17%, 4/2/15 (LOC: FHLB)	1,350,000	1,350,000
Greenback San Juan Associates LP, VRDN, 0.13%, 4/2/15 (LOC: FHLB)	7,800,000	7,800,000
Hart Family Holdings LLC, VRDN, 0.13%, 4/2/15 (LOC: FHLB)	13,870,000	13,870,000
HHH Investment Co., VRDN, 0.15%, 4/1/15 (LOC: Bank of the West)	7,350,000	7,350,000
High Track LLC, VRDN, 0.17%, 4/1/15 (LOC: FHLB)	7,970,000	7,970,000
International Business Machines Corp., 0.75%, 5/11/15	9,000,000	9,005,209
Labcon North America, VRDN, 0.19%, 4/1/15 (LOC: Bank of the West)	1,750,000	1,750,000
Lakeport Group LLC, VRDN, 0.17%, 4/1/15 (LOC: MUFG Union Bank N.A.)	3,685,000	3,685,000
Manse on Marsh LP, VRDN, 0.15%, 4/2/15 (LOC: FHLB)	10,410,000	10,410,000
Ness Family Partners LP, VRDN, 0.19%, 4/1/15 (LOC: Bank of the West)	1,320,000	1,320,000
Norlan Partners LP, VRDN, 0.39%, 4/2/15 (LOC: FHLB)(2)	2,360,000	2,360,000
PepsiCo, Inc., 0.70%, 8/13/15	10,000,000	10,015,116
Portland Clinic LLP (The), VRDN, 0.11%, 4/8/15 (LOC: U.S. Bank N.A.)	10,520,000	10,520,000
Provence LLC, VRDN, 0.39%, 4/2/15 (LOC: FHLB)(2)	3,450,000	3,450,000
Relay Relay LLC, VRDN, 0.15%, 4/2/15 (LOC: FHLB)	8,750,000	8,750,000
Salvation Army (The), VRDN, 0.11%, 4/2/15 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.11%, 4/2/15 (LOC: Bank of New York Mellon)	2,000,000	2,000,000
Shell International Finance BV, 3.10%, 6/28/15 (GA: Royal Dutch Shell plc)	29,932,000	30,137,066
Warren LLC (The), VRDN, 0.13%, 4/2/15 (LOC: FHLB)	6,000,000	6,000,000
Wells Fargo Bank N.A., 0.75%, 7/20/15	15,000,000	15,019,727
TOTAL CORPORATE BONDS		206,831,334
CERTIFICATES OF DEPOSIT — 10.0%
Bank of Montreal, 0.23%, 9/4/15	25,000,000	25,000,000
Bank of Nova Scotia, 0.22%, 4/1/15	15,000,000	15,000,000
Bank of Nova Scotia, 0.21%, 5/21/15	17,000,000	17,000,000
Bank of Nova Scotia, 0.25%, 7/6/15	15,000,000	15,000,000
Bank of Nova Scotia, 0.26%, 8/6/15	10,000,000	10,000,000
Toronto-Dominion Bank (The), 0.16%, 6/12/15 (LOC: Toronto-Dominion Bank)	10,000,000	10,000,000
Toronto-Dominion Bank (The), 0.18%, 7/13/15 (LOC: Toronto-Dominion Bank)	10,000,000	10,000,000
Toronto-Dominion Bank (The), 0.19%, 8/11/15 (LOC: Toronto-Dominion Bank)	10,000,000	10,000,000

12

	Principal Amount/Shares	Value
Toronto-Dominion Bank (The), 0.17%, 6/16/15 (LOC: Toronto-Dominion Bank)	$25,000,000	$25,000,000
TOTAL CERTIFICATES OF DEPOSIT		137,000,000
U.S. GOVERNMENT AGENCY SECURITIES — 7.5%
Adjustable-Rate U.S. Government Agency Securities — 1.2%
Federal Home Loan Bank, VRN, 0.16%, 4/1/15	1,500,000	1,500,264
Federal Home Loan Bank, VRN, 0.125%, 4/9/15	15,000,000	14,999,858
		16,500,122
Fixed-Rate U.S. Government Agency Securities — 6.3%
Federal Farm Credit Bank, 0.39%, 4/25/16	2,000,000	1,999,783
Federal Home Loan Bank, 0.18%, 8/18/15	10,000,000	9,998,945
Federal Home Loan Bank, Series 1, 0.20%, 9/18/15	10,000,000	9,998,926
Federal Home Loan Bank, 0.34%, 3/14/16	13,000,000	12,997,108
Federal Home Loan Bank Discount Notes, 0.06%, 4/24/15	5,000,000	4,999,802
Federal Home Loan Mortgage Corp., 0.50%, 11/20/15	12,000,000	12,020,538
Federal Home Loan Mortgage Corp., 0.27%, 12/9/15	15,000,000	15,000,000
Federal Home Loan Mortgage Corp. Discount Notes, 0.10%, 8/10/15	20,000,000	19,992,722
		87,007,824
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		103,507,946
U.S. TREASURY SECURITIES — 3.4%
U.S. Treasury Bills, 0.13%, 12/10/15	10,000,000	9,991,040
U.S. Treasury Notes, VRN, 0.08%, 4/7/15	7,500,000	7,498,477
U.S. Treasury Notes, VRN, 0.09%, 4/7/15	15,000,000	15,000,000
U.S. Treasury Notes, VRN, 0.10%, 4/7/15	7,500,000	7,500,493
U.S. Treasury Notes, VRN, 0.12%, 4/7/15	2,275,000	2,274,958
U.S. Treasury Notes, 0.16%, 6/25/15	5,000,000	4,998,170
TOTAL U.S. TREASURY SECURITIES		47,263,138
TEMPORARY CASH INVESTMENTS — 0.7%
SSgA U.S. Government Money Market Fund, Class N	9,462,970	9,462,970
TOTAL INVESTMENT SECURITIES — 100.0%		1,373,613,165
OTHER ASSETS AND LIABILITIES†		(383,335)
TOTAL NET ASSETS — 100.0%		$1,373,229,830
13

NOTES TO SCHEDULE OF INVESTMENTS
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $320,535,474, which represented 23.3% of total net assets.

(3)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,940,000, which represented 0.3% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,373,613,165
Receivable for investments sold	1,824,000
Receivable for capital shares sold	625,851
Interest receivable	515,415
1,376,578,431

Liabilities
Payable for investments purchased	2,250,393
Payable for capital shares redeemed	928,827
Accrued management fees	169,368
Dividends payable	13
3,348,601

Net Assets	$1,373,229,830

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	1,373,547,341

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$1,373,542,533
Accumulated net realized loss	(312,703)
$1,373,229,830

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$2,061,618

Expenses:
Management fees	5,865,420
Trustees' fees and expenses	72,347
Other expenses	3,542
5,941,309
Fees waived	(4,009,513)
1,931,796

Net investment income (loss)	129,822

Net realized gain (loss) on investment transactions	12,570

Net Increase (Decrease) in Net Assets Resulting from Operations	$142,392

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$129,822	$116,735
Net realized gain (loss)	12,570	2,985
Net increase (decrease) in net assets resulting from operations	142,392	119,720

Distributions to Shareholders
From net investment income	(129,822)	(116,735)

Capital Share Transactions
Proceeds from shares sold	412,685,631	478,493,082
Proceeds from reinvestment of distributions	129,477	116,295
Payments for shares redeemed	(280,373,830)	(321,642,208)
Net increase (decrease) in net assets from capital share transactions	132,441,278	156,967,169

Net increase (decrease) in net assets	132,453,848	156,970,154

Net Assets
Beginning of period	1,240,775,982	1,083,805,828
End of period	$1,373,229,830	$1,240,775,982

Transactions in Shares of the Fund
Sold	412,685,631	478,493,082
Issued in reinvestment of distributions	129,477	116,295
Redeemed	(280,373,830)	(321,642,208)
Net increase (decrease) in shares of the fund	132,441,278	156,967,169

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported net asset value per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The effective annual management fee for the year ended March 31, 2015 was 0.45% before waiver and 0.14% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Commercial Paper	—	$501,184,738	—
Municipal Securities	—	368,363,039	—
Corporate Bonds	—	206,831,334	—
Certificates of Deposit	—	137,000,000	—
U.S. Government Agency Securities	—	103,507,946	—
U.S. Treasury Securities	—	47,263,138	—
Temporary Cash Investments	$9,462,970	—	—
	$9,462,970	$1,364,150,195	—

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$129,822	$116,735
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the fund had accumulated short-term capital losses of $(312,703), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(312,067) and $(636) expire in 2017 and 2018, respectively.

6. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds.  The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors and will become effective over the next two years.  The amendments will require a floating net asset value for institutional prime money market and institutional tax exempt money market funds and will provide for redemption fees and gates under certain circumstances.  Management is currently evaluating the impact the amendments will have upon their effectiveness, including their impact on the fund's operations and financial statement disclosures.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	0.46%	0.01%	(0.30)%	$1,373,230
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.17%	0.46%	0.01%	(0.28)%	$1,240,776
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.29%	0.46%	0.01%	(0.16)%	$1,083,806
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.28%	0.46%	0.01%	(0.17)%	$978,696
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.38%	0.46%	0.01%	(0.07)%	$959,219

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

22

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85526 1505

ANNUAL REPORT	MARCH 31, 2015

Prime Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BPRXX	0.01%(1)	0.01%(1)	1.49%(1)	2.75%(1)	11/17/93
A Class	ACAXX	0.01%(1)	0.01%(1)	1.38%(1)	1.91%(1)	8/28/98
B Class	BPMXX					1/31/03
No sales charge*		0.01%(1)	0.01%(1)	1.07%(1)	0.94%(1)
With sales charge*		-3.99%(1)	-0.19%(1)	1.07%(1)	0.94%(1)
C Class	ARCXX	0.01%(1)	0.01%(1)	1.18%(1)	0.99%(1)	5/7/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.58%	0.83%	1.58%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2015
7-Day Current Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%
Before waiver	-0.41%	-0.66%	-1.43%	-1.16%
7-Day Effective Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%

(1)	Yields would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	47 days
Weighted Average Life	79 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	62%
31-90 days	18%
91-180 days	15%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.89	0.58%
A Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
A Class (before waiver)	$1,000	$1,000.00(2)	$4.14	0.83%
B Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
B Class (before waiver)	$1,000	$1,000.00(2)	$7.88	1.58%
C Class (after waiver)	$1,000	$1,000.00	$0.80	0.16%
C Class (before waiver)	$1,000	$1,000.00(2)	$6.63	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
Investor Class (before waiver)	$1,000	$1,022.04	$2.92	0.58%
A Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
A Class (before waiver)	$1,000	$1,020.79	$4.18	0.83%
B Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
B Class (before waiver)	$1,000	$1,017.05	$7.95	1.58%
C Class (after waiver)	$1,000	$1,024.13	$0.81	0.16%
C Class (before waiver)	$1,000	$1,018.30	$6.69	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

6

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
COMMERCIAL PAPER(1) — 33.9%
Barclays Bank PLC, 0.22%, 5/18/15 (LOC: Barclays Bank PLC)	$35,000,000	$34,989,947
Bennington Stark Capital Co. LLC, 0.18%, 4/13/15 (LOC: Societe Generale SA)(2)	55,000,000	54,996,700
Catholic Health Initiatives, 0.22%, 5/5/15	2,000,000	1,999,584
Catholic Health Initiatives, 0.20%, 5/19/15	5,000,000	4,998,667
Chariot Funding LLC, 0.21%, 4/23/15(2)	15,000,000	14,998,075
Chariot Funding LLC, 0.22%, 6/2/15(2)	35,000,000	34,986,739
Chariot Funding LLC, 0.22%, 6/3/15(2)	10,000,000	9,996,150
City & County of San Francisco, 0.16%, 6/10/15 (LOC: Royal Bank of Canada)	16,000,000	16,000,000
City & County of San Francisco, 0.15%, 6/17/15 (LOC: Royal Bank of Canada)	24,000,000	24,000,000
City of Chicago, 0.13%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	4,005,000	4,004,985
County of Oakland-Alameda, 0.20%, 4/29/15 (LOC: Bank of New York Mellon)	30,000,000	30,000,000
Credit Agricole Corporate and Investment Bank, 0.04%, 4/1/15 (LOC: Credit Agricole SA)	30,000,000	30,000,000
Crown Point Capital Co. LLC, 0.30%, 4/24/15(2)	10,000,000	9,998,722
Crown Point Capital Co. LLC, 0.32%, 5/4/15(2)	43,000,000	42,992,511
Jupiter Securitization Co. LLC, 0.21%, 5/6/15(2)	25,000,000	24,994,896
Jupiter Securitization Co. LLC, 0.33%, 9/10/15(2)	15,000,000	14,981,100
Lexington Parker Capital, 0.19%, 5/4/15(2)	60,000,000	59,989,550
Municipal Electricity Authority of Georgia, 0.15%, 4/27/15 (LOC: Wells Fargo Bank N.A.)	9,000,000	9,000,000
Old Line Funding LLC, 0.22%, 4/28/15 (LOC: Royal Bank of Canada)(2)	16,500,000	16,500,000
Old Line Funding LLC, 0.28%, 9/2/15 (LOC: Royal Bank of Canada)(2)	25,000,000	24,970,056
Old Line Funding LLC, 0.26%, 9/18/15 (LOC: Royal Bank of Canada)(2)	50,000,000	50,000,000
SSM Health Care Corp., 0.16%, 4/1/15	12,000,000	12,000,000
Thunder Bay Funding LLC, 0.28%, 7/8/15 (LOC: Royal Bank of Canada)(2)	10,000,000	10,000,000
Thunder Bay Funding LLC, 0.26%, 7/14/15 (LOC: Royal Bank of Canada)(2)	24,000,000	24,000,000
Thunder Bay Funding LLC, 0.25%, 7/22/15 (LOC: Royal Bank of Canada)(2)	30,000,000	30,000,000
Thunder Bay Funding LLC, 0.26%, 9/15/15 (LOC: Royal Bank of Canada)(2)	30,000,000	30,000,000
Toronto-Dominion Holdings USA, 0.24%, 8/25/15 (LOC: Toronto-Dominion Bank)(2)	15,000,000	14,985,400
Toyota Motor Credit Corp., 0.21%, 6/3/15	20,000,000	19,992,650
Toyota Motor Credit Corp., 0.24%, 8/17/15	25,000,000	24,977,000
TOTAL COMMERCIAL PAPER		680,352,732
MUNICIPAL SECURITIES — 28.2%
ABAG Finance Authority for Nonprofit Corps., Series 2001 B, (Public Policy Institute), VRDN, 0.18%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000
Alameda County Industrial Development Authority, (Autumn Press, Inc.), VRDN, 0.05%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	1,602,000	1,602,000

7

	Principal Amount	Value
Alameda County Industrial Development Authority, (Segale Bros. Wood Products), VRDN, 0.07%, 4/2/15 (LOC: Bank of the West)	$1,370,000	$1,370,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.03%, 4/1/15	1,200,000	1,200,000
Burke County Development Authority Rev., (Georgia Power Co. Plant Vogtle), VRDN, 0.03%, 4/1/15	6,700,000	6,700,000
California Health Facilities Financing Authority Rev., (Social Model Recovery Systems, Inc.), VRDN, 0.22%, 4/2/15 (LOC: Preferred Bank and FHLB)	4,855,000	4,855,000
California Infrastructure & Economic Development Bank Rev., Series 2014 B, (Canyon Plastics, Inc. Project), VRDN, 0.27%, 4/2/15 (LOC: Bank of the West)	7,475,000	7,475,000
California Pollution Control Financing Authority Rev., (Alameda County Industries), VRDN, 0.08%, 4/1/15 (LOC: Bank of the West)	2,570,000	2,570,000
California Statewide Communities Development Authority, VRDN, 0.13%, 4/2/15 (LOC: East West Bank and FHLB)	4,320,000	4,320,000
Catawba County Industrial Facilities & Pollution Control Financing Authority Rev., (Von Drehle Properties LLC), VRDN, 0.08%, 4/2/15 (LOC: Branch Banking & Trust)	1,690,000	1,690,000
City of Chicago Rev., (Lufthansa German), VRDN, 0.05%, 4/1/15 (LOC: Bayerische Landesbank)	4,870,000	4,870,000
City of Chicago Rev., (Victoria Limited LLC Project), VRDN, 0.16%, 4/2/15 (LOC: Bank of America N.A.)	2,150,000	2,150,000
City of Cohasset Rev., (Minnesota Power & Light Co.), Series 1997 A, VRDN, 0.07%, 4/2/15 (LOC: JPMorgan Chase Bank N.A.)	18,630,000	18,630,000
City of Indianapolis Rev., (Nora Pines Apartments), VRDN, 0.04%, 4/2/15 (LOC : FNMA)	9,175,000	9,175,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.11%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	4,085,000	4,085,000
City of Kansas City Rev., Series 2009 D, (Chouteau I-35), VRDN, 0.11%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	3,875,000	3,875,000
City of Kansas City Rev., VRDN, 0.17%, 4/1/15 (LOC: U.S. Bank N.A.)	4,400,000	4,400,000
City of Knox Rev., VRDN, 0.11%, 4/2/15 (LOC: Bank of America N.A.) (Acquired 3/3/14, Cost $11,300,000)(3)	11,300,000	11,300,000
City of New York GO, 5.125%, 10/1/15	7,300,000	7,476,330
City of Oakdale Rev., (Housing Cottage Homesteads), VRDN, 0.05%, 4/2/15 (LOC: FHLMC)	2,900,000	2,900,000
City of Portland, (Pension Buildings), VRDN, 0.18%, 4/1/15 (SBBPA: JPMorgan Chase Bank N.A.)	28,800,000	28,800,000
Connecticut Housing Finance Authority Rev., Series 2009 A-1, VRDN, 0.03%, 4/1/15 (SBBPA: JPMorgan Chase Bank N.A.)	8,495,000	8,495,000
County of Broward Rev., Series 2007 B, VRDN, 0.11%, 4/1/15 (LOC: Citibank N.A.)	5,000,000	5,000,000
County of Carroll Rev., (Shelter System / DLH Obligated Group), VRDN, 0.08%, 4/2/15 (LOC: Branch Banking & Trust)	3,300,000	3,300,000
County of Cherokee Rev., (Oshkosh Truck Project), VRDN, 0.10%, 4/1/15 (LOC: Bank of America N.A.) (Acquired 7/26/13, Cost $3,000,000)(3)	3,000,000	3,000,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.03%, 4/1/15	19,700,000	19,700,000
County of Hamilton Sewer System Rev., 0.80%, 12/1/15	8,330,000	8,352,423
County of Orange Rev., Series 2015 A, 0.58%, 11/2/15	5,300,000	5,300,000
County of Winnebago Industrial Development Rev., (Seward Screw Products, Inc.), VRDN, 0.13%, 4/2/15 (LOC: Alpine Bank and Trust Co. and FHLB)	1,750,000	1,750,000

8

	Principal Amount	Value
Davidson County Industrial Facilities & Pollution Control Financing Authority Rev., (Childress Winery LLC), VRDN, 0.08%, 4/2/15 (LOC: Branch Banking & Trust)	$2,750,000	$2,750,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C-1, (The Methodist Hospital System), VRDN, 0.04%, 4/1/15	5,500,000	5,500,000
Harrisonburg Redevelopment & Housing Authority Multi-Family, (Stoney Ridge/Dale Forest), VRDN, 0.05%, 4/2/15 (LOC: FHLMC)	5,100,000	5,100,000
Hawaii State Department of Budget & Finance Rev., (Wailuku River Hydroelectric Power), VRDN, 0.08%, 4/7/15 (LOC: MUFG Union Bank N.A.)	6,837,000	6,837,000
Hesperia Public Financing Authority Rev., (1993 Street Improvement Project), VRDN, 0.07%, 4/1/15 (LOC: Bank of the West)	1,795,000	1,795,000
Hesperia Public Financing Authority Rev., VRDN, 0.16%, 4/1/15 (LOC: Bank of the West)	5,155,000	5,155,000
Houston County Development Authority Rev., (Clean Control Corp.), VRDN, 0.08%, 4/2/15 (LOC: Branch Banking & Trust)	1,050,000	1,050,000
Illinois Housing Development Authority Rev., Series 2015 A-3, VRDN, 0.10%, 4/2/15 (SBBPA: FHLB)	4,000,000	4,000,000
Illinois Housing Development Authority Rev., VRDN, 0.09%, 4/2/15 (SBBPA: FHLB)	10,675,000	10,675,000
Indiana Finance Authority Rev., (New Holland Dairy Leasing), VRDN, 0.16%, 4/2/15 (LOC: Bank of America N.A.)	1,000,000	1,000,000
JJB Properties LLC, (Rental Property), VRDN, 0.13%, 4/2/15 (LOC: Arvest Bank and FHLB)	4,775,000	4,775,000
Johnson City Health & Educational Facilities Board Rev., (Mountain Street), VRDN, 0.11%, 4/1/15 (LOC: U.S. Bank N.A.)	11,075,000	11,075,000
Kansas Development Finance Authority Rev., VRDN, 0.18%, 4/2/15 (LOC: Great Western Bank and FHLB)	2,940,000	2,940,000
Kentucky Housing Corp. Rev., Series 2006 T, (Taxable), VRDN, 0.11%, 4/1/15 (SBBPA: Kentucky Housing Corp.)	8,455,000	8,455,000
King County Housing Authority, (Auburn Court Apartments), VRDN, 0.04%, 4/2/15 (LOC: FNMA)	11,445,000	11,445,000
Lansing Economic Development Corp., (Accident Fund), VRDN, 0.17%, 4/2/15 (LOC: FHLB)	10,040,000	10,040,000
Long Island Power Authority Electric System Rev., Series 1998 2-B, VRDN, 0.03%, 4/1/15 (LOC: Bayerische Landesbank)	21,840,000	21,840,000
Long Island Power Authority Electric System Rev., Series 1998 A-1, VRDN, 0.07%, 4/1/15 (LOC: Bayerische Landesbank)	2,500,000	2,500,000
Massachusetts Development Finance Agency Rev., (Worcester Polytechnic Institute), VRDN, 0.11%, 4/1/15 (LOC: TD Bank N.A.)	1,740,000	1,740,000
Miami-Dade County Industrial Development Authority Rev., (Ram Investments), VRDN, 0.10%, 4/2/15 (LOC: PNC Bank N.A.)	1,860,000	1,860,000
Mississippi Business Finance Corp. Rev., (Medical Development Properties LLC), VRDN, 0.16%, 4/2/15 (LOC: BancorpSouth Bank and FHLB)	3,720,000	3,720,000
Mississippi Business Finance Corp. Rev., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.16%, 4/2/15 (LOC: Trustmark National Bank and FHLB)	2,555,000	2,555,000
Mississippi Business Finance Corp. Rev., Series 2007 B, (Taxable Gulfport), VRDN, 0.16%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	2,195,000	2,195,000
Mississippi Business Finance Corp. Rev., Series 2010 K, (Chevron U.S.A., Inc.), VRDN, 0.01%, 4/1/15	2,250,000	2,250,000
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.04%, 4/1/15 (LOC: Commerce Bank N.A.)	3,600,000	3,600,000
Missouri State Health & Educational Facilities Authority Rev., Series 2011 B, (Rockhurst University), VRDN, 0.04%, 4/1/15 (LOC: Commerce Bank N.A.)	4,025,000	4,025,000

9

	Principal Amount	Value
Nevada Housing Division Rev., (Vista Creek Apartments), VRDN, 0.09%, 4/2/15 (LOC: East West Bank and FHLB)	$40,000	$40,000
New Hampshire Business Finance Authority Rev., (Littleton Regional Hospital), VRDN, 0.03%, 4/1/15 (LOC: TD Bank N.A.)	8,255,000	8,255,000
New York City GO, Series 2012 G-2, 1.00%, 4/1/15	4,050,000	4,050,000
New York City Housing Development Corp. Rev., Series 2003 A, (Upper East Lease Associations), VRDN, 0.05%, 4/1/15 (LOC: Landesbank Baden-Wuerttemberg)	10,900,000	10,900,000
New York City Housing Development Corp. Rev., Series 2003 B, VRDN, 0.18%, 4/1/15 (LOC: Landesbank Baden-Wuerttemberg)	1,700,000	1,700,000
New York City Housing Development Corp. Rev., Series 2006 B, VRDN, 0.07%, 4/1/15 (LOC: FNMA)	1,790,000	1,790,000
New York City Transitional Finance Authority Rev., Series 2002 1-D, (Future Tax Secured Bonds), VRDN, 0.03%, 4/1/15 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	2,410,000	2,410,000
New York City Transitional Finance Authority Rev., Series 2002 3-E, (Future Tax Secured Bonds), VRDN, 0.03%, 4/1/15 (SBBPA: Landesbank Baden-Wuerttemberg)	3,050,000	3,050,000
New York State Housing Finance Agency Rev., Series 2007 B, (316 Eleventh Avenue), VRDN, 0.07%, 4/1/15 (LOC: FNMA)	6,800,000	6,800,000
New York State Housing Finance Agency Rev., Series 2010 B, (8 East 102nd Street), VRDN, 0.08%, 4/1/15 (LOC: TD Bank N.A.)	8,010,000	8,010,000
North Carolina Medical Care Commission Facilities Rev., (FirstHealth of the Carolinas, Inc.), VRDN, 0.03%, 4/1/15 (SBBPA: Branch Banking & Trust)	23,670,000	23,670,000
North Carolina Medical Care Commission Facilities Rev., (Mission St. Joseph's), VRDN, 0.08%, 4/2/15 (SBBPA: Branch Banking & Trust)	2,370,000	2,370,000
Northstar Student Loan Trust II Rev., (Adjustable Student Loan), VRDN, 0.12%, 4/2/15 (LOC: Royal Bank of Canada)	28,255,000	28,255,000
Oregon State Facilities Authority, Series 2003 A, (Housing Vintage at Bend Apartments), VRDN, 0.04%, 4/2/15 (LOC: FNMA)	5,295,000	5,295,000
Osceola County Housing Finance Authority Rev., Series 2002 B, (Regatta Bay Apartments), VRDN, 0.12%, 4/1/15 (LOC: FNMA)	980,000	980,000
Port Freeport, (BASF Corp.), VRDN, 0.10%, 4/1/15	6,600,000	6,600,000
Port Freeport, (Multi Mode-BASF Corp.), VRDN, 0.10%, 4/1/15	4,000,000	4,000,000
Port of Corpus Christi Authority of Nueces County, (Flint Hills Resources), VRDN, 0.07%, 4/1/15 (GA: Flint Hills Resources LLC)	2,800,000	2,800,000
Putnam County Development Authority Rev., Series 1996, (Georgia Power Co.- Plant Branch), VRDN, 0.03%, 4/1/15	8,000,000	8,000,000
Putnam County Development Authority Rev., Series 1998, (Georgia Power Co.- Plant Branch), VRDN, 0.03%, 4/1/15	6,800,000	6,800,000
San Francisco City & County Redevelopment Agency Rev., Series 1999 D, VRDN, 0.07%, 4/1/15 (LOC: FNMA)	2,600,000	2,600,000
Scranton Redevelopment Authority Rev., VRDN, 0.20%, 4/2/15 (LOC: PNC Bank N.A.)	5,875,000	5,875,000
Seminole County Industrial Development Authority Rev., (3100 Camp Rd. LLC), VRDN, 0.10%, 4/2/15 (LOC: PNC Bank N.A.)(Acquired 2/16/12, Cost $2,210,000)(3)	2,210,000	2,210,000
Sheridan Redevelopment Agency Tax Allocation Rev., (South Santa Fe Drive), VRDN, 0.05%, 4/2/15 (LOC: JPMorgan Chase Bank N.A.)	9,750,000	9,750,000
South Dakota Housing Development Authority Rev., Series 2005 G, (Homeownership Mortgage), VRDN, 0.03%, 4/2/15 (SBBPA: South Dakota Housing Development Authority)	6,300,000	6,300,000
Southwestern Illinois Development Authority Rev., (Waste Management, Inc.), VRDN, 0.09%, 4/2/15 (LOC: JPMorgan Chase Bank N.A.)	4,700,000	4,700,000
State of Massachusetts GO, 0.25%, 11/1/15	9,000,000	9,000,000

10

	Principal Amount	Value
Town of Hillsborough COP, Series 2000 B, (Water & Sewer System), VRDN, 0.10%, 4/2/15 (SBBPA: JPMorgan Chase Bank N.A.)	$5,800,000	$5,800,000
Traer Creek Metropolitan District Rev., VRDN, 0.11%, 4/1/15 (LOC: BNP Paribas)	10,000,000	10,000,000
University of Kansas Hospital Authority Rev., (Health System), VRDN, 0.03%, 4/1/15 (LOC: U.S. Bank N.A.)	5,475,000	5,475,000
Washington State Housing Finance Commission Rev., (Vintage Chehalis Senior Living), VRDN, 0.04%, 4/2/15 (LOC: FNMA)	8,190,000	8,190,000
Washington State Housing Finance Commission Rev., Series 1996 A, (Brittany Park LLC), VRDN, 0.04%, 4/2/15 (LOC: FNMA)	8,930,000	8,930,000
Washington State Housing Finance Commission Rev., Series 2004 A, (Vintage Burien Senior Living), VRDN, 0.04%, 4/2/15 (LOC: FNMA)	6,570,000	6,570,000
Washington State Housing Finance Commission Rev., Series 2005 B, (The Lodge At Eagle Ridge), VRDN, 0.13%, 4/2/15 (LOC: East West Bank and FHLB)	3,425,000	3,425,000
Washington State Housing Finance Commission Rev., (Merrill Gardens Queen Anne LLC), VRDN, 0.19%, 4/2/15 (LOC: FNMA)	600,000	600,000
West Covina Public Financing Authority Rev., Series 1999, (Subordinate Lien), VRDN, 0.22%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	1,765,000	1,765,000
Westchester County Healthcare Corp. Rev., Series 2010 D, (Senior Lien), VRDN, 0.10%, 4/1/15 (LOC: TD Bank N.A.)	5,500,000	5,500,000
Wisconsin Health & Educational Facilities Authority Rev., (Edgewood College), VRDN, 0.03%, 4/1/15 (LOC: U.S. Bank N.A.)	2,635,000	2,635,000
Wisconsin Health & Educational Facilities Authority Rev., Series 2007 A, (Fort Healthcare, Inc.), VRDN, 0.03%, 4/1/15 (LOC: JPMorgan Chase Bank N.A.)	2,175,000	2,175,000
Wisconsin Housing & Economic Development Authority Rev., Series 2007 D, (Taxable), VRDN, 0.09%, 4/1/15 (SBBPA: Wells Fargo Bank N.A.)	2,140,000	2,140,000
Wisconsin Housing & Economic Development Authority Rev., Series 2007 D, (Taxable), VRDN, 0.09%, 4/1/15 (SBBPA: Wells Fargo Bank N.A.)	1,725,000	1,725,000
TOTAL MUNICIPAL SECURITIES		566,792,753
CORPORATE BONDS — 12.8%
2880 Stevens Creek LLC, VRDN, 0.15%, 4/1/15 (LOC: Bank of the West)	6,350,000	6,350,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.15%, 4/2/15 (LOC: FHLB)	18,235,000	18,235,000
East Grand Office Park LP, VRDN, 0.15%, 4/1/15 (LOC: FHLB)(4)	4,800,000	4,800,000
General Electric Capital Corp., 1.625%, 7/2/15	6,000,000	6,020,702
General Electric Co., MTN, 0.85%, 10/9/15	7,839,000	7,860,327
Herman & Kittle Capital LLC, VRDN, 0.15%, 4/2/15 (LOC: FHLB)	1,105,000	1,105,000
HHH Investment Co., VRDN, 0.15%, 4/1/15 (LOC: Bank of the West)	8,180,000	8,180,000
High Track LLC, VRDN, 0.17%, 4/2/15 (LOC: FHLB)	2,330,000	2,330,000
International Business Machines Corp., 0.75%, 5/11/15	7,000,000	7,003,984
Jungs Station Associates, VRDN, 0.14%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	3,200,000	3,200,000
KDF Heninger LP, VRDN, 0.11%, 4/2/15 (LOC: FHLB)	4,500,000	4,500,000
Labcon North America, VRDN, 0.19%, 4/1/15 (LOC: Bank of the West)	1,425,000	1,425,000
Ness Family Partners LP, VRDN, 0.19%, 4/1/15 (LOC: Bank of the West)	5,490,000	5,490,000
Northcreek Church, VRDN, 0.25%, 4/2/15 (LOC: FHLB)	8,495,000	8,495,000
Partisan Property, Inc., Series 2014, VRDN, 0.17%, 4/1/15 (LOC: Wells Fargo Bank N.A.)	7,715,000	7,715,000

11

	Principal Amount	Value
PepsiCo, Inc., 0.70%, 8/13/15	$23,000,000	$23,034,766
Providence Health & Services - Washington, VRDN, 0.11%, 4/2/15 (LOC: U.S. Bank N.A.)	5,895,000	5,895,000
Saddleback Valley Community Church, VRDN, 0.11%, 4/2/15 (LOC: FHLB)	8,400,000	8,400,000
Salvation Army (The), VRDN, 0.11%, 4/2/15 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.11%, 4/2/15 (LOC: Bank of New York Mellon)	8,000,000	8,000,000
Santa Monica Ocean Park Partners LP, VRDN, 0.13%, 4/2/15 (LOC: FHLB)	10,200,000	10,200,000
Shell International Finance BV, 3.10%, 6/28/15 (GA: Royal Dutch Shell plc)	62,354,000	62,782,112
Sidal Realty Co. LP, VRDN, 0.35%, 4/2/15 (LOC: Wells Fargo Bank N.A.)	4,975,000	4,975,000
Varenna Care Center LP, VRDN, 0.13%, 4/2/15 (LOC: FHLB)	8,765,000	8,765,000
Vineyard Creek LP, VRDN, 0.13%, 4/2/15 (LOC: FHLB)	7,200,000	7,200,000
Warren LLC (The), VRDN, 0.13%, 4/2/15 (LOC: FHLB)	17,300,000	17,300,000
TOTAL CORPORATE BONDS		256,761,891
U.S. GOVERNMENT AGENCY SECURITIES — 10.5%
Adjustable-Rate U.S. Government Agency Securities — 1.3%
Federal Farm Credit Bank, VRN, 0.18%, 4/7/15	25,000,000	25,009,384
Federal Home Loan Bank, VRN, 0.16%, 4/1/15	1,500,000	1,500,264
		26,509,648
Fixed-Rate U.S. Government Agency Securities — 9.2%
Federal Farm Credit Bank, 0.43%, 11/16/15	1,000,000	1,001,234
Federal Farm Credit Bank, 2.35%, 12/22/15	1,000,000	1,015,301
Federal Farm Credit Bank, 0.40%, 4/25/16	2,500,000	2,499,975
Federal Home Loan Bank, 0.17%, 6/30/15	6,000,000	6,000,000
Federal Home Loan Bank, 0.18%, 8/18/15	15,000,000	14,998,418
Federal Home Loan Bank, 2.875%, 9/11/15	1,000,000	1,011,821
Federal Home Loan Bank, Series 1, 0.20%, 9/18/15	20,000,000	19,997,852
Federal Home Loan Bank, 0.48%, 9/18/15	3,000,000	3,003,585
Federal Home Loan Bank, 1.875%, 12/11/15	1,010,000	1,021,467
Federal Home Loan Bank, 0.34%, 3/14/16	15,000,000	14,996,662
Federal Home Loan Bank Discount Notes, 0.06%, 4/24/15(1)	15,000,000	14,999,406
Federal Home Loan Bank Discount Notes, 0.07%, 5/29/15(1)	5,000,000	4,999,476
Federal Home Loan Mortgage Corp., 0.50%, 11/20/15	18,000,000	18,030,807
Federal Home Loan Mortgage Corp., 0.27%, 12/9/15	10,000,000	10,000,000
Federal Home Loan Mortgage Corp. Discount Notes, 0.10%, 8/10/15(1)	70,000,000	69,974,528
		183,550,532
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		210,060,180
CERTIFICATES OF DEPOSIT — 9.1%
Bank of Montreal, 0.21%, 4/8/15	50,000,000	50,000,000
Bank of Montreal, 0.23%, 9/4/15	25,000,000	25,000,000
Bank of Nova Scotia, 0.22%, 4/1/15	15,000,000	15,000,000
Bank of Nova Scotia, 0.21%, 5/21/15	8,000,000	8,000,000
Bank of Nova Scotia, 0.25%, 7/6/15	30,000,000	30,000,000
Bank of Nova Scotia, 0.26%, 8/6/15	40,000,000	40,000,000

12

	Principal Amount/ Shares	Value
Toronto-Dominion Bank (The), 0.16%, 6/12/15 (LOC: Toronto-Dominion Bank)	$5,000,000	$5,000,000
Toronto-Dominion Bank (The), 0.18%, 7/13/15 (LOC: Toronto-Dominion Bank)	5,000,000	5,000,000
Toronto-Dominion Bank (The), 0.19%, 8/11/15 (LOC: Toronto-Dominion Bank)	5,000,000	5,000,000
TOTAL CERTIFICATES OF DEPOSIT		183,000,000
U.S. TREASURY SECURITIES — 4.5%
U.S. Treasury Bills, 0.13%, 12/10/15	9,000,000	8,991,936
U.S. Treasury Notes, VRN, 0.08%, 4/7/15	12,500,000	12,497,461
U.S. Treasury Notes, VRN, 0.09%, 4/7/15	45,000,000	45,000,000
U.S. Treasury Notes, VRN, 0.12%, 4/7/15	3,600,000	3,599,933
U.S. Treasury Notes, 0.25%, 7/15/15	20,000,000	20,010,999
TOTAL U.S. TREASURY SECURITIES		90,100,329
TEMPORARY CASH INVESTMENTS — 1.9%
SSgA U.S. Government Money Market Fund, Class N	37,910,314	37,910,314
TOTAL INVESTMENT SECURITIES — 100.9%		2,024,978,199
OTHER ASSETS AND LIABILITIES — (0.9)%		(17,618,550)
TOTAL NET ASSETS — 100.0%		$2,007,359,649

NOTES TO SCHEDULE OF INVESTMENTS
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $468,389,899, which represented 23.3% of total net assets.

(3)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $16,510,000, which represented 0.8% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,024,978,199
Receivable for investments sold	1,091,000
Receivable for capital shares sold	3,330,485
Interest receivable	1,074,474
2,030,474,158

Liabilities
Payable for investments purchased	17,965,582
Payable for capital shares redeemed	4,887,073
Accrued management fees	261,575
Dividends payable	279
23,114,509

Net Assets	$2,007,359,649

Net Assets Consist of:
Capital paid in	$2,007,965,594
Accumulated net realized loss	(605,945)
$2,007,359,649

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,813,053,933	1,813,644,252	$1.00
A Class	$186,960,774	186,989,096	$1.00
B Class	$198,985	199,114	$1.00
C Class	$7,145,957	7,146,726	$1.00

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$3,592,449

Expenses:
Management fees	12,535,812
Distribution and service fees:
A Class	491,292
B Class	2,374
C Class	55,812
Trustees' fees and expenses	121,992
Other expenses	10,330
13,217,612
Fees waived	(9,832,025)
3,385,587

Net investment income (loss)	206,862

Net realized gain (loss) on investment transactions	43,954

Net Increase (Decrease) in Net Assets Resulting from Operations	$250,816

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$206,862	$221,090
Net realized gain (loss)	43,954	57,528
Net increase (decrease) in net assets resulting from operations	250,816	278,618

Distributions to Shareholders
From net investment income:
Investor Class	(186,648)	(199,243)
A Class	(19,463)	(21,053)
B Class	(19)	(34)
C Class	(732)	(778)
Decrease in net assets from distributions	(206,862)	(221,108)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(227,592,262)	29,026,813

Net increase (decrease) in net assets	(227,548,308)	29,084,323

Net Assets
Beginning of period	2,234,907,957	2,205,823,634
End of period	$2,007,359,649	$2,234,907,957

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported net asset value per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

17

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 7% of the shares of the fund. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 8% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. This fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the year ended March 31, 2015 was $8,418,682, $831,369, $1,002 and $31,494 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2015 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2015 was 0.15% .

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class, and C Class for the year ended March 31, 2015, the total amount of the waiver was $491,292, $2,374 and $55,812, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

18

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,378,738,123	$1,378,738,123	1,509,919,216	$1,509,919,216
Issued in reinvestment of distributions	185,351	185,351	197,833	197,833
Redeemed	(1,580,100,695)	(1,580,100,695)	(1,527,330,555)	(1,527,330,555)
	(201,177,221)	(201,177,221)	(17,213,506)	(17,213,506)
A Class
Sold	264,401,191	264,401,191	351,259,429	351,259,429
Issued in reinvestment of distributions	19,343	19,343	20,875	20,875
Redeemed	(290,975,495)	(290,975,495)	(304,345,936)	(304,345,936)
	(26,554,961)	(26,554,961)	46,934,368	46,934,368
B Class
Sold	—	—	12,311	12,311
Issued in reinvestment of distributions	19	19	34	34
Redeemed	(180,444)	(180,444)	(290,790)	(290,790)
	(180,425)	(180,425)	(278,445)	(278,445)
C Class
Sold	7,004,477	7,004,477	7,557,340	7,557,340
Issued in reinvestment of distributions	712	712	744	744
Redeemed	(6,684,844)	(6,684,844)	(7,973,688)	(7,973,688)
	320,345	320,345	(415,604)	(415,604)
Net increase (decrease)	(227,592,262)	$(227,592,262)	29,026,813	$29,026,813

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Commercial Paper	—	$680,352,732	—
Municipal Securities	—	566,792,753	—
Corporate Bonds	—	256,761,891	—
U.S. Government Agency Securities	—	210,060,180	—
Certificates of Deposit	—	183,000,000	—
U.S. Treasury Securities	—	90,100,329	—
Temporary Cash Investments	$37,910,314	—	—
	$37,910,314	$1,987,067,885	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$206,862	$221,108
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the fund had accumulated short-term capital losses of $(605,945), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited
$(459,307)	$(16,038)	$(130,600)

7.  Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds.  The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors and will become effective over the next two years.  The amendments will require a floating net asset value for institutional prime money market and institutional tax exempt money market funds and will provide for redemption fees and gates under certain circumstances.  Management is currently evaluating the impact the amendments will have upon their effectiveness, including their impact on the fund's operations and financial statement disclosures.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	0.58%	0.01%	(0.42)%	$1,813,054
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	0.58%	0.01%	(0.41)%	$2,014,191
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.58%	0.01%	(0.34)%	$2,031,353
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.58%	0.01%	(0.32)%	$2,080,533
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	0.58%	0.01%	(0.21)%	$2,129,346
A Class
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	0.83%	0.01%	(0.67)%	$186,961
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	0.83%	0.01%	(0.66)%	$213,512
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.83%	0.01%	(0.59)%	$166,572
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.83%	0.01%	(0.57)%	$96,120
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	0.83%	0.01%	(0.46)%	$96,777
B Class
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	1.58%	0.01%	(1.42)%	$199
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	1.58%	0.01%	(1.41)%	$379
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	1.58%	0.01%	(1.34)%	$658
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.58%	0.01%	(1.32)%	$1,043
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	1.58%	0.01%	(1.21)%	$1,246

21

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
C Class
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	1.33%	0.01%	(1.17)%	$7,146
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	1.33%	0.01%	(1.16)%	$6,825
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	1.33%	0.01%	(1.09)%	$7,241
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.33%	0.01%	(1.07)%	$5,731
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	1.33%	0.01%	(0.96)%	$2,806

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

23

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85527 1505

ANNUAL REPORT	MARCH 31, 2015

Short Duration Inflation Protection Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	APOIX	-1.13%	2.75%(1)	3.49%(1)	5/31/05
Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	-0.89%	1.52%	3.10%	—
Institutional Class	APISX	-1.01%	2.95%(1)	3.73%	5/31/05
A Class(2)	APOAX				5/31/05
No sales charge*		-1.43%	2.48%(1)	3.24%(1)
With sales charge*		-3.61%	2.01%(1)	3.00%(1)
B Class	APOBX				5/31/05
No sales charge*		-2.18%	1.73%(1)	2.47%(1)
With sales charge*		-6.18%	1.54%(1)	2.47%(1)
C Class	APOCX	-2.18%	1.73%(1)	2.49%	5/31/05
R Class	APORX	-1.63%	2.23%(1)	3.00%(1)	5/31/05
R6 Class	APODX	-0.94%	—	-0.48%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $14,018**

Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $13,510

* From May 31, 2005, the Investor Class's inception date. Not annualized.
** Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.57%	0.37%	0.82%	1.57%	1.57%	1.07%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond declined -1.13%* for the 12 months ended March 31, 2015. The fund's benchmark, the Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index, declined -0.89%. Fund and benchmark returns reflected the challenging environment for short-duration (less price sensitivity to interest rate changes) TIPS, including weak inflation and rising short-term Treasury yields. Fund returns reflect operating expenses, while index returns do not.

Inflation Muted as Oil Prices Plunged

Although the U.S. economy continued to grow, headline inflation remained weak during the 12-month period ended March 31, 2015, primarily due to plunging oil prices. Inflation, as measured by the year-to-year change in the Consumer Price Index (CPI), ended the period at -0.1%, compared with 1.5% a year earlier and below the Federal Reserve’s (the Fed’s) target rate of 2.0%. Global commodity prices, which influence the inflation rate, declined significantly during the 12-month period, largely due to a sharp sell-off in the global oil markets triggered by supply/demand imbalances. For the 12-month period, Brent crude futures and West Texas Intermediate crude futures returned -48.5% and -53.0%, respectively.

Longer-term inflation expectations also declined. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 214 basis points (one basis point equals 0.01%) at the end of March 2014 to 178 basis points at the end of March 2015. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.78% or higher).

The low-inflation environment allowed the Fed to maintain its accommodative monetary policies—policies that eventually may trigger higher inflation. Specifically, the Fed continued to reinvest coupon interest and principal payments from its recent massive bond-buying (QE) program back into the bond market, and it kept its overnight interest rate target at the ultra-low range of 0.00%-0.25%, where it has been for more than six years.

Global Factors, Inflation Backdrop Supported Broad Bond Market

Despite modest economic gains during the 12-month period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Fed’s QE program, an event many feared would send yields higher and drag down bond market performance. Instead, global factors overshadowed the U.S. economic backdrop, sparking demand for U.S. fixed-income securities and driving bond returns higher.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

and other stimulus programs to combat economic weakness. This global divergence of economic growth and central bank policy increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, low inflation further supported U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. Overall, longer-duration securities outpaced shorter-duration securities. Accordingly, short-duration TIPS declined and lagged nominal Treasuries during the period, weighed down by weak inflation and rising yields among short-maturity Treasuries.

Inflation Overweight Detracted from Relative Results

Approximately 82% of the portfolio was invested in TIPS at the end of March 2015. The remainder was primarily invested in investment-grade and high-yield corporate bonds and mortgage-backed securities, which generally outperformed short-duration TIPS and aided results relative to the all-TIPS benchmark. Meanwhile, the portfolio's overweight to inflation exposure via TIPS and an inflation overlay (described below) detracted from relative performance. We initiated the inflation overweight in October 2014, when sharp declines in energy prices drove down breakeven rates to compelling levels. In retrospect, we implemented this strategy too early as breakeven rates declined further during the first quarter of 2015 before recovering modestly. We are maintaining the inflation overweight in the belief that inflation expectations will recover in the next 12 months as energy prices stabilize.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and mortgage securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy detracted from relative performance, particularly in the second half of the reporting period.

Outlook

We believe weak commodity prices and global factors will keep U.S. inflation relatively low and contained in the near term. Longer term, we believe the large amount of monetary stimulus and an improving U.S. economy may trigger higher inflation, underscoring the importance of TIPS.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	2.1 years
Weighted Average Life	3.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	81.8%
Collateralized Mortgage Obligations	6.2%
Corporate Bonds	5.9%
Commercial Mortgage-Backed Securities	1.6%
Asset-Backed Securities	1.6%
Municipal Securities	0.9%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$990.00	$2.83	0.57%
Institutional Class	$1,000	$990.20	$1.84	0.37%
A Class	$1,000	$987.60	$4.06	0.82%
B Class	$1,000	$984.10	$7.77	1.57%
C Class	$1,000	$984.10	$7.77	1.57%
R Class	$1,000	$986.50	$5.30	1.07%
R6 Class	$1,000	$990.50	$1.59	0.32%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
Institutional Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.84	$4.13	0.82%
B Class	$1,000	$1,017.10	$7.90	1.57%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%
R6 Class	$1,000	$1,023.34	$1.61	0.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
U.S. TREASURY SECURITIES — 81.8%
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	$16,176,300	$16,216,741
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	80,753,913	81,605,625
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	16,407,349	17,241,810
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	49,623,670	52,597,219
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	69,042,545	70,315,551
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	50,377,551	54,722,615
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	156,404,794	159,642,843
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	37,932,300	40,608,310
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	63,842,285	70,306,316
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	209,501,770	213,708,146
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	121,221,413	133,807,589
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	41,987,138	45,437,976
TOTAL U.S. TREASURY SECURITIES (Cost $952,617,117)		956,210,741
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 6.2%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	159,289	167,472
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	129,257	130,811
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	952,612	992,134
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	698,707	616,306
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 4/1/15	998,235	998,908
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.36%, 4/1/15	2,728,696	2,726,999
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 4/1/15	1,048,589	1,041,678
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	1,071,464	1,050,035
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	1,172,512	1,241,977
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.07%, 4/1/15	1,001,550	960,352
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.58%, 4/1/15	1,401,008	1,224,817
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	1,666,215	1,728,618
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 4/1/15	1,201,542	1,208,278
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	129,339	130,449
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 4/1/15	1,999,920	1,901,458
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.70%, 4/1/15	1,425,824	1,439,525
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	259,599	273,304

10

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.46%, 4/1/15	$376,972	$371,122
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, VRN, 2.42%, 4/1/15	929,804	925,393
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.46%, 4/1/15	192,832	192,821
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 4/1/15(3)	1,277,120	1,331,585
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 4/1/15(3)	3,366,095	3,419,293
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.41%, 4/1/15	3,247,052	3,249,634
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 4/25/15	1,001,275	966,073
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/15	510,255	514,128
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,650,532	1,685,452
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	143,450	148,445
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.62%, 4/1/15	2,831,064	2,900,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.62%, 4/1/15	2,479,725	2,528,029
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.62%, 4/1/15	1,653,150	1,687,816
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.60%, 4/1/15	893,356	913,377
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.64%, 4/1/15	1,257,143	1,270,299
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,421,587	1,462,691
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	2,547,099	2,522,974
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	1,378,788	1,435,509
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	1,110,974	1,095,230
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	2,451,357	2,480,295
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	1,002,854	1,040,684
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.62%, 4/1/15	2,205,271	2,060,504
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.60%, 4/1/15	602,606	559,509
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.61%, 4/1/15	2,139,984	2,120,245
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	370,348	365,417
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	776,861	768,881
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	2,362,151	2,440,527
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	528,585	549,541

11

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	$277,197	$287,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	2,488,071	2,472,759
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	698,991	724,171
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	2,441,998	2,508,308
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	114,052	118,012
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	1,166,792	1,149,175
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	2,889,788	2,850,129
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.13%, 4/1/15	405,305	404,419
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	1,027,894	1,086,652
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/15(3)	2,055,671	2,111,929
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $71,821,772)		72,552,069
CORPORATE BONDS — 5.9%
Aerospace and Defense — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(3)	720,000	682,200
L-3 Communications Corp., 5.20%, 10/15/19	200,000	222,362
		904,562
Auto Components†
Tenneco, Inc., 6.875%, 12/15/20	250,000	266,250
Automobiles — 0.2%
American Honda Finance Corp., 2.125%, 10/10/18	475,000	484,077
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	930,000	949,554
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	300,000	327,326
Nissan Motor Acceptance Corp., 2.65%, 9/26/18(3)	390,000	401,985
		2,162,942
Banks — 0.2%
Bank of America Corp., 6.50%, 8/1/16	390,000	416,318
Bank of America Corp., 2.00%, 1/11/18	600,000	604,848
Citigroup, Inc., 5.50%, 2/15/17	650,000	697,264
Citigroup, Inc., 2.55%, 4/8/19	250,000	255,105
Wells Fargo Bank N.A., MTN, 5.60%, 3/15/16	500,000	523,147
		2,496,682
Building Products — 0.1%
Masco Corp., 6.125%, 10/3/16	750,000	802,950
Chemicals — 0.1%
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	200,000	177,000
LyondellBasell Industries NV, 5.00%, 4/15/19	400,000	441,488
		618,488
Consumer Finance — 0.2%
CIT Group, Inc., 5.00%, 5/15/17	1,500,000	1,546,410

12

	Principal Amount	Value
HSBC Finance Corp., 5.50%, 1/19/16	$300,000	$310,866
		1,857,276
Containers and Packaging†
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21	437,000	462,674
Diversified Financial Services — 0.2%
General Electric Capital Corp., 2.25%, 11/9/15	950,000	960,002
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	500,000	505,000
MUFG Union Bank N.A., 2.625%, 9/26/18	390,000	401,194
		1,866,196
Diversified Telecommunication Services — 0.2%
AT&T, Inc., 5.50%, 2/1/18	500,000	550,785
Verizon Communications, Inc., 3.65%, 9/14/18	500,000	531,841
Windstream Corp., 7.875%, 11/1/17	1,100,000	1,196,250
		2,278,876
Electric Utilities†
AES Corp. (The), 8.00%, 10/15/17	4,000	4,635
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 7.75%, 7/15/16	470,000	506,425
Food and Staples Retailing — 0.1%
Dollar General Corp., 4.125%, 7/15/17	1,160,000	1,220,661
Gas Utilities — 0.3%
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(3)	400,000	438,598
Kinder Morgan, Inc., 7.25%, 6/1/18	200,000	227,030
Magellan Midstream Partners LP, 6.55%, 7/15/19	270,000	316,712
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,120,000	1,181,600
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(3)	1,200,000	1,239,000
		3,402,940
Health Care Equipment and Supplies — 0.2%
Biomet, Inc., 6.50%, 8/1/20	1,515,000	1,609,688
Mallinckrodt International Finance SA, 3.50%, 4/15/18	500,000	495,000
		2,104,688
Health Care Providers and Services — 0.5%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,520,000	1,571,300
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,515,000	1,613,475
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	666,000	681,817
HCA, Inc., 7.69%, 6/15/25	100,000	113,500
Tenet Healthcare Corp., 6.25%, 11/1/18	1,370,000	1,489,875
		5,469,967
Hotels, Restaurants and Leisure†
Carnival Corp., 1.20%, 2/5/16	350,000	350,575
Household Durables — 0.2%
Lennar Corp., 4.75%, 12/15/17	1,435,000	1,499,575
Toll Brothers Finance Corp., 4.00%, 12/31/18	1,480,000	1,524,400
		3,023,975
13

	Principal Amount	Value
Household Products — 0.1%
Spectrum Brands, Inc., 6.75%, 3/15/20	$980,000	$1,036,350
Insurance — 0.1%
American International Group, Inc., 4.125%, 2/15/24	20,000	21,691
International Lease Finance Corp., 4.875%, 4/1/15	930,000	930,000
Lincoln National Corp., 6.25%, 2/15/20	120,000	141,535
XLIT Ltd., 2.30%, 12/15/18	100,000	101,668
		1,194,894
IT Services — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	930,000	986,989
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	280,000	285,724
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	400,000	400,343
		686,067
Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	920,000	960,250
DISH DBS Corp., 7.125%, 2/1/16	1,080,000	1,124,550
		2,084,800
Metals and Mining — 0.1%
Barrick Gold Corp., 2.90%, 5/30/16	470,000	478,184
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(3)	355,000	352,559
Rio Tinto Finance USA plc, 1.375%, 6/17/16	230,000	231,292
		1,062,035
Multi-Utilities — 0.4%
CMS Energy Corp., 8.75%, 6/15/19	615,000	778,323
Dominion Gas Holdings LLC, 1.05%, 11/1/16	480,000	481,067
DPL, Inc., 6.50%, 10/15/16	230,000	242,075
GenOn Energy, Inc., 7.875%, 6/15/17	1,525,000	1,525,000
NRG Energy, Inc., 7.625%, 1/15/18	1,140,000	1,258,275
Sempra Energy, 6.50%, 6/1/16	130,000	138,330
		4,423,070
Multiline Retail†
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	257,000	277,305
Oil, Gas and Consumable Fuels — 0.4%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	630,000	179,550
Anadarko Petroleum Corp., 5.95%, 9/15/16	380,000	405,476
BP Capital Markets plc, 0.70%, 11/6/15	230,000	230,179
Chesapeake Energy Corp., 6.125%, 2/15/21	1,400,000	1,424,500
Denbury Resources, Inc., 6.375%, 8/15/21	850,000	805,375
Marathon Petroleum Corp., 3.50%, 3/1/16	200,000	204,398
Newfield Exploration Co., 6.875%, 2/1/20	500,000	517,725
Peabody Energy Corp., 6.50%, 9/15/20	835,000	511,437
Petroleos Mexicanos, 6.00%, 3/5/20	250,000	286,375
SandRidge Energy, Inc., 8.75%, 1/15/20	250,000	164,375
		4,729,390

14

	Principal Amount	Value
Pharmaceuticals — 0.3%
Actavis Funding SCS, 2.35%, 3/12/18	$1,620,000	$1,642,821
Endo Finance LLC & Endo Finco, Inc., 7.00%, 12/15/20(3)	1,155,000	1,208,419
Mylan, Inc., 1.35%, 11/29/16	300,000	299,699
Perrigo Co. plc, 1.30%, 11/8/16	500,000	499,826
		3,650,765
Real Estate Investment Trusts (REITs) — 0.1%
HCP, Inc., 3.75%, 2/1/16	600,000	613,709
HCP, Inc., 6.00%, 1/30/17	75,000	81,021
Health Care REIT, Inc., 3.625%, 3/15/16	350,000	358,866
Hospitality Properties Trust, 5.625%, 3/15/17	500,000	533,590
		1,587,186
Road and Rail†
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(3)	210,000	213,075
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(3)	1,455,000	1,476,825
Specialty Retail — 0.4%
Hertz Corp. (The), 6.75%, 4/15/19	1,525,000	1,582,187
Home Depot, Inc. (The), 2.25%, 9/10/18	230,000	237,671
Rent-A-Center, Inc., 6.625%, 11/15/20	1,620,000	1,530,900
United Rentals North America, Inc., 5.75%, 7/15/18	1,395,000	1,454,636
		4,805,394
Technology Hardware, Storage and Peripherals — 0.2%
Dell, Inc., 2.30%, 9/10/15	550,000	550,688
Dell, Inc., 3.10%, 4/1/16	1,485,000	1,501,706
Hewlett-Packard Co., 2.65%, 6/1/16	600,000	611,336
		2,663,730
Textiles, Apparel and Luxury Goods — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	390,000	415,838
L Brands, Inc., 6.90%, 7/15/17	1,050,000	1,164,187
Polymer Group, Inc., 7.75%, 2/1/19	1,017,000	1,060,222
		2,640,247
Wireless Telecommunication Services — 0.5%
Sprint Communications, 6.00%, 12/1/16	2,600,000	2,719,275
T-Mobile USA, Inc., 6.46%, 4/28/19	2,630,000	2,718,762
		5,438,037
TOTAL CORPORATE BONDS (Cost $68,927,792)		68,756,921
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 1.6%
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.98%, 4/15/15(3)	4,775,000	4,694,157
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	2,000,000	2,141,392
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(3)	4,294,716	4,315,262
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class B, VRN, 1.58%, 4/15/15(3)	3,700,000	3,710,965
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/15	825,000	835,062

15

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(3)	$2,750,000	$2,852,083
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $18,337,877)		18,548,921
ASSET-BACKED SECURITIES(2) — 1.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	2,500,000	2,523,454
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.42%, 4/15/15	3,200,000	3,183,862
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	1,537,385	1,537,702
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 1.33%, 4/10/15(3)	2,390,000	2,393,313
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	919,385	927,758
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	3,125,909	3,108,391
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	2,525,000	2,538,414
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(3)	2,028,542	2,063,357
TOTAL ASSET-BACKED SECURITIES (Cost $18,246,522)		18,276,251
MUNICIPAL SECURITIES — 0.9%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	3,120,000	2,392,447
Puerto Rico Electric Power Authority Rev., Series 2007 TT, 5.00%, 7/1/18	605,000	359,842
Puerto Rico Electric Power Authority Rev., Series 2008 WW, 5.50%, 7/1/20	1,380,000	816,974
Puerto Rico Electric Power Authority Rev., Series 2010 DDD, 5.00%, 7/1/20	2,000,000	1,184,140
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/18	600,000	356,868
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/18	3,015,000	1,793,051
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/19	1,260,000	746,991
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	1,705,000	1,452,438
Puerto Rico GO, Series 2008 A, (Public Improvement), 5.50%, 7/1/18	665,000	566,494
Puerto Rico GO, Series 2011 D, (Public Improvement), 5.00%, 7/1/19	1,025,000	822,419
TOTAL MUNICIPAL SECURITIES (Cost $13,427,823)		10,491,664
TEMPORARY CASH INVESTMENTS — 2.2%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(4) (Cost $26,076,000)	26,076,000	26,075,926
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,169,454,903)		1,170,912,493
OTHER ASSETS AND LIABILITIES — (0.2)%		(2,296,792)
TOTAL NET ASSETS — 100.0%		$1,168,615,701

16

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,100,000	USD	1,609,566	Barclays Bank plc	4/30/15	$(12,682)
AUD	1,900,000	USD	1,492,545	JPMorgan Chase Bank N.A.	4/30/15	(47,745)
USD	988,946	AUD	1,300,000	Barclays Bank plc	4/30/15	399
USD	2,165,302	AUD	2,813,048	UBS AG	4/30/15	26,201
CAD	1,376,452	USD	1,100,000	State Street Bank and Trust	4/30/15	(13,616)
CAD	1,043,529	USD	839,889	Westpac Group	4/30/15	(16,269)
USD	800,000	CAD	1,015,497	JPMorgan Chase Bank N.A.	4/30/15	(1,495)
USD	1,100,000	CAD	1,372,132	JPMorgan Chase Bank N.A.	4/30/15	17,025
USD	1,600,000	CAD	1,999,704	State Street Bank and Trust	4/30/15	21,705
CHF	763,278	USD	831,811	Westpac Group	4/30/15	(45,505)
CLP	1,927,498,643	USD	3,068,044	UBS AG	4/30/15	11,519
USD	260,324	CLP	164,915,140	UBS AG	4/30/15	(3,161)
USD	2,530,639	CLP	1,603,160,003	UBS AG	4/30/15	(30,728)
USD	2,000,000	CZK	49,154,400	Barclays Bank plc	4/30/15	81,919
USD	85,978	CZK	2,074,204	JPMorgan Chase Bank N.A.	4/30/15	5,039
EUR	1,600,000	USD	1,739,520	JPMorgan Chase Bank N.A.	4/30/15	(18,489)
EUR	900,000	USD	957,285	JPMorgan Chase Bank N.A.	4/30/15	10,795
EUR	51,894,272	USD	54,631,487	UBS AG	4/30/15	1,188,291
EUR	1,400,000	USD	1,596,851	Westpac Group	4/30/15	(90,949)
USD	2,294,208	EUR	2,100,000	JPMorgan Chase Bank N.A.	4/30/15	35,355
USD	2,016,364	EUR	1,800,000	JPMorgan Chase Bank N.A.	4/30/15	80,204
USD	63,188,651	EUR	54,990,789	UBS AG	4/30/15	4,038,122
GBP	1,700,000	USD	2,616,871	State Street Bank and Trust	4/30/15	(95,554)
GBP	1,300,000	USD	2,001,303	Westpac Group	4/30/15	(73,237)
USD	2,503,318	GBP	1,700,000	Barclays Bank plc	4/30/15	(18,000)
USD	1,782,929	GBP	1,200,000	Deutsche Bank	4/30/15	3,175
USD	2,446,874	GBP	1,614,328	UBS AG	4/30/15	52,619
JPY	118,545,000	USD	997,700	Barclays Bank plc	4/30/15	(8,909)
JPY	157,522,300	USD	1,300,000	Barclays Bank plc	4/30/15	13,903
JPY	289,978,560	USD	2,400,000	State Street Bank and Trust	4/30/15	18,728
JPY	216,053,820	USD	1,800,000	UBS AG	4/30/15	2,117
USD	3,382,117	JPY	396,505,553	JPMorgan Chase Bank N.A.	4/30/15	74,842
USD	2,800,000	JPY	335,650,000	State Street Bank and Trust	4/30/15	324
USD	3,800,000	JPY	458,770,960	Westpac Group	4/30/15	(26,635)
KRW	1,300,199,996	USD	1,193,939	Westpac Group	4/30/15	(22,930)
KRW	2,775,419,149	USD	2,548,594	Westpac Group	4/30/15	(48,946)
KRW	2,317,350,000	USD	2,100,000	Westpac Group	4/30/15	(12,907)
USD	900,000	KRW	995,505,840	UBS AG	4/30/15	3,410
USD	2,400,000	KRW	2,652,600,000	UBS AG	4/30/15	10,968
NOK	9,711,152	USD	1,278,352	Barclays Bank plc	4/30/15	(73,695)
NOK	9,429,972	USD	1,200,000	Barclays Bank plc	4/30/15	(30,223)
USD	1,191,560	NOK	8,964,464	Deutsche Bank	4/30/15	79,528
USD	2,000,000	NOK	16,577,260	State Street Bank and Trust	4/30/15	(56,390)
NZD	1,400,000	USD	1,035,058	Barclays Bank plc	4/30/15	8,739
NZD	2,031,817	USD	1,529,755	Barclays Bank plc	4/30/15	(14,896)

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	2,900,000	USD	2,210,256	State Street Bank and Trust	4/30/15	$(48,106)
USD	2,345,104	NZD	3,200,000	UBS AG	4/30/15	(40,716)
SEK	12,404,421	USD	1,500,000	Barclays Bank plc	4/30/15	(59,085)
USD	2,759,423	SEK	22,600,825	JPMorgan Chase Bank N.A.	4/30/15	134,080
SGD	2,785,374	USD	2,045,362	Barclays Bank plc	4/30/15	(17,032)
USD	1,819,122	SGD	2,451,995	Westpac Group	4/30/15	33,561
TWD	19,464,000	USD	619,675	Westpac Group	4/30/15	3,424
USD	1,071,753	TWD	33,663,749	Westpac Group	4/30/15	(5,923)
						$5,022,169

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
103	U.S. Treasury 10-Year Notes	June 2015	$13,277,344	$(134,968)
100	U.S. Treasury 5-Year Notes	June 2015	12,021,094	(107,937)
11	U.S. Treasury Long Bonds	June 2015	1,802,625	(30,430)
			$27,101,063	$(273,335)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$12,000,000	Sell	5.00%	6/20/20	3.43%	$37,121	$867,973

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	$(766,575)
Bank of America N.A.	19,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	(770,923)
Bank of America N.A.	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	5/17/18	(654,792)
Barclays Bank plc	8,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	(272,631)
Barclays Bank plc	5,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(222,565)

18

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Barclays Bank plc	$1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	$(121,779)
Barclays Bank plc	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(274,209)
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.22%	5/20/18	(634,408)
Barclays Bank plc	49,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.64%	2/3/20	(323,317)
Morgan Stanley Capital Services LLC	18,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	10/9/15	(666,138)
Morgan Stanley Capital Services LLC	24,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	8/19/19	(1,194,343)
						$(5,901,680)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

19

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $7,002,238.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $45,681,716, which represented 3.9% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $1,169,454,903)	$1,170,912,493
Receivable for capital shares sold	631,245
Receivable for variation margin on swap agreements	13,300
Unrealized appreciation on forward foreign currency exchange contracts	5,955,992
Interest receivable	3,313,281
1,180,826,311

Liabilities
Disbursements in excess of demand deposit cash	120,519
Payable for investments purchased	844,185
Payable for capital shares redeemed	3,818,573
Payable for variation margin on futures contracts	56,969
Unrealized depreciation on forward foreign currency exchange contracts	933,823
Swap agreements, at value	5,901,680
Accrued management fees	465,860
Distribution and service fees payable	69,001
12,210,610

Net Assets	$1,168,615,701

Net Assets Consist of:
Capital paid in	$1,197,783,586
Distributions in excess of net investment income	(26,079,945)
Accumulated net realized loss	(3,428,410)
Net unrealized appreciation	340,470
$1,168,615,701

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$434,166,401	43,175,420	$10.06
Institutional Class	$543,717,481	53,758,323	$10.11
A Class	$117,031,518	11,721,342	$9.98*
B Class	$2,050,788	209,395	$9.79
C Class	$40,247,157	4,107,098	$9.80
R Class	$17,465,682	1,710,576	$10.21
R6 Class	$13,936,674	1,378,415	$10.11
*Maximum offering price $10.21 (net asset value divided by 0.9775).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$11,326,805

Expenses:
Management fees	5,904,145
Distribution and service fees:
A Class	359,150
B Class	26,697
C Class	506,083
R Class	105,220
Trustees' fees and expenses	69,253
Other expenses	978
6,971,526

Net investment income (loss)	4,355,279

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(26,611,612)
Futures contract transactions	(4,699,931)
Swap agreement transactions	(83,804)
Foreign currency transactions	15,246,657
(16,148,690)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,635,174)
Futures contracts	(26,755)
Swap agreements	(3,812,263)
Translation of assets and liabilities in foreign currencies	8,013,505
(2,460,687)

Net realized and unrealized gain (loss)	(18,609,377)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,254,098)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$4,355,279	$4,600,652
Net realized gain (loss)	(16,148,690)	(4,227,929)
Change in net unrealized appreciation (depreciation)	(2,460,687)	(23,933,363)
Net increase (decrease) in net assets resulting from operations	(14,254,098)	(23,560,640)

Distributions to Shareholders
From net investment income:
Investor Class	(5,234,286)	(535,030)
Institutional Class	(7,372,191)	(244,237)
A Class	(915,913)	(94,104)
B Class	(7,462)	—
C Class	(139,415)	—
R Class	(112,305)	—
R6 Class	(120,285)	—
From net realized gains:
Investor Class	—	(989,373)
Institutional Class	—	(963,697)
A Class	—	(447,537)
B Class	—	(8,500)
C Class	—	(160,882)
R Class	—	(54,044)
R6 Class	—	(4,332)
Decrease in net assets from distributions	(13,901,857)	(3,501,736)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(30,367,635)	434,367,753

Net increase (decrease) in net assets	(58,523,590)	407,305,377

Net Assets
Beginning of period	1,227,139,291	819,833,914
End of period	$1,168,615,701	$1,227,139,291

Undistributed (distributions in excess of) net investment income	$(26,079,945)	$1,922,652

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

24

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

25

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 29% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.57% for the Investor Class, A Class, B Class, C Class and R Class, 0.37% for the Institutional Class and 0.32% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $675,805,960, of which $594,767,406 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $703,235,389, of which $453,833,444 represented U.S. Treasury and Government Agency obligations.

26

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	14,780,739	$151,957,574	29,371,610	$303,850,644
Issued in reinvestment of distributions	502,936	5,069,700	138,749	1,430,551
Redeemed	(19,724,227)	(201,519,084)	(15,011,055)	(155,398,056)
	(4,440,552)	(44,491,810)	14,499,304	149,883,139
Institutional Class
Sold	14,606,881	149,906,491	41,135,903	427,709,874
Issued in reinvestment of distributions	700,458	7,111,876	112,014	1,161,524
Redeemed	(6,916,961)	(70,634,869)	(4,645,387)	(48,317,472)
	8,390,378	86,383,498	36,602,530	380,553,926
A Class
Sold	2,727,616	27,831,152	8,950,545	91,970,954
Issued in reinvestment of distributions	89,032	883,195	51,332	525,227
Redeemed	(8,317,790)	(84,917,866)	(14,642,955)	(150,469,894)
	(5,501,142)	(56,203,519)	(5,641,078)	(57,973,713)
B Class
Sold	3,366	33,532	5,269	53,900
Issued in reinvestment of distributions	582	5,677	617	6,218
Redeemed	(123,470)	(1,231,729)	(137,623)	(1,395,128)
	(119,522)	(1,192,520)	(131,737)	(1,335,010)
C Class
Sold	91,014	910,550	441,098	4,485,351
Issued in reinvestment of distributions	11,472	111,967	12,591	126,922
Redeemed	(2,071,860)	(20,678,088)	(3,881,281)	(39,425,320)
	(1,969,374)	(19,655,571)	(3,427,592)	(34,813,047)
R Class
Sold	401,016	4,172,231	738,792	7,804,073
Issued in reinvestment of distributions	11,065	112,305	5,156	53,981
Redeemed	(1,019,420)	(10,592,232)	(1,220,631)	(12,876,462)
	(607,339)	(6,307,696)	(476,683)	(5,018,408)
R6 Class
Sold	1,246,645	12,770,256	343,693	3,568,173
Issued in reinvestment of distributions	11,886	120,285	418	4,332
Redeemed	(175,856)	(1,790,558)	(48,371)	(501,639)
	1,082,675	11,099,983	295,740	3,070,866
Net increase (decrease)	(3,164,876)	$(30,367,635)	41,720,484	$434,367,753

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

27

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$956,210,741	—
Collateralized Mortgage Obligations	—	72,552,069	—
Corporate Bonds	—	68,756,921	—
Commercial Mortgage-Backed Securities	—	18,548,921	—
Asset-Backed Securities	—	18,276,251	—
Municipal Securities	—	10,491,664	—
Temporary Cash Investments	—	26,075,926	—
	—	$1,170,912,493	—
Other Financial Instruments
Swap Agreements	—	$37,121	—
Forward Foreign Currency Exchange Contracts	—	5,955,992	—
	—	$5,993,113	—

Liabilities
Other Financial Instruments
Futures Contracts	$(273,335)	—	—
Swap Agreements	—	$(5,901,680)	—
Forward Foreign Currency Exchange Contracts	—	(933,823)	—
	$(273,335)	$(6,835,503)	—

28

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $11,880,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $256,712,935.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 309 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $133,883,333.

29

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$13,300	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	5,955,992	Unrealized depreciation on forward foreign currency exchange contracts	$933,823
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	56,969
Other Contracts	Swap agreements	—	Swap agreements	5,901,680
		$5,969,292		$6,892,472

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$255,457	Change in net unrealized appreciation (depreciation) on swap agreements	$37,121
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	15,055,767	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	8,036,609
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,699,931)	Change in net unrealized appreciation (depreciation) on futures contracts	(26,755)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(339,261)	Change in net unrealized appreciation (depreciation) on swap agreements	(3,849,384)
		$10,272,032		$4,197,591

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

30

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$13,901,857	$1,995,517
Long-term capital gains	—	$1,506,219

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses and inflation adjustments on Treasury inflation-protected securities, were made to distributions in excess of net investment income $(18,456,019) and accumulated net realized loss $18,456,019.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,179,422,569
Gross tax appreciation of investments	$1,454,467
Gross tax depreciation of investments	(9,964,543)
Net tax appreciation (depreciation) of investments	(8,510,076)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5,865,258)
Net tax appreciation (depreciation)	$(14,375,334)
Other book-to-tax adjustments	$(514,826)
Accumulated short-term capital losses	$(3,277,163)
Late-year ordinary loss deferral	$(11,000,562)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to inflation adjustments on Treasury inflation-protected securities and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.29	0.05	(0.17)	(0.12)	(0.11)	—	(0.11)	$10.06	(1.13)%	0.57%	0.57%	0.35%	0.35%	56%	$434,166
2014	$10.61	0.07	(0.35)	(0.28)	(0.02)	(0.02)	(0.04)	$10.29	(2.65)%	0.57%	0.57%	0.59%	0.59%	65%	$489,888
2013	$10.56	0.06	0.14	0.20	(0.13)	(0.02)	(0.15)	$10.61	1.96%	0.55%	0.57%	0.72%	0.70%	55%	$351,257
2012	$10.71	0.25	0.68	0.93	(0.34)	(0.74)	(1.08)	$10.56	8.93%	0.50%	0.58%	2.42%	2.34%	85%	$214,609
2011	$10.33	0.28	0.45	0.73	(0.24)	(0.11)	(0.35)	$10.71	7.16%	0.49%	0.58%	2.66%	2.57%	58%	$150,984
Institutional Class
2015	$10.36	0.03	(0.13)	(0.10)	(0.15)	—	(0.15)	$10.11	(1.01)%	0.37%	0.37%	0.55%	0.55%	56%	$543,717
2014	$10.67	0.03	(0.29)	(0.26)	(0.03)	(0.02)	(0.05)	$10.36	(2.45)%	0.37%	0.37%	0.79%	0.79%	65%	$469,943
2013	$10.62	0.10	0.12	0.22	(0.15)	(0.02)	(0.17)	$10.67	2.15%	0.35%	0.37%	0.92%	0.90%	55%	$93,508
2012	$10.76	0.31	0.65	0.96	(0.36)	(0.74)	(1.10)	$10.62	9.16%	0.30%	0.38%	2.62%	2.54%	85%	$74,012
2011	$10.37	0.30	0.46	0.76	(0.26)	(0.11)	(0.37)	$10.76	7.45%	0.29%	0.38%	2.86%	2.77%	58%	$95,487
A Class
2015	$10.20	0.05	(0.20)	(0.15)	(0.07)	—	(0.07)	$9.98	(1.43)%	0.82%	0.82%	0.10%	0.10%	56%	$117,032
2014	$10.53	0.07	(0.38)	(0.31)	—(3)	(0.02)	(0.02)	$10.20	(2.87)%	0.82%	0.82%	0.34%	0.34%	65%	$175,694
2013	$10.48	0.06	0.12	0.18	(0.11)	(0.02)	(0.13)	$10.53	1.62%	0.80%	0.82%	0.47%	0.45%	55%	$240,799
2012	$10.65	0.24	0.65	0.89	(0.32)	(0.74)	(1.06)	$10.48	8.68%	0.75%	0.83%	2.17%	2.09%	85%	$192,608
2011	$10.27	0.26	0.44	0.70	(0.21)	(0.11)	(0.32)	$10.65	6.93%	0.74%	0.83%	2.41%	2.32%	58%	$181,430

32

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2015	$10.04	(0.03)	(0.19)	(0.22)	(0.03)	—	(0.03)	$9.79	(2.18)%	1.57%	1.57%	(0.65)%	(0.65)%	56%	$2,051
2014	$10.44	(0.01)	(0.37)	(0.38)	—	(0.02)	(0.02)	$10.04	(3.61)%	1.57%	1.57%	(0.41)%	(0.41)%	65%	$3,302
2013	$10.39	—(3)	0.10	0.10	(0.03)	(0.02)	(0.05)	$10.44	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$4,809
2012	$10.58	0.17	0.64	0.81	(0.26)	(0.74)	(1.00)	$10.39	7.80%	1.50%	1.58%	1.42%	1.34%	85%	$5,760
2011	$10.20	0.18	0.44	0.62	(0.13)	(0.11)	(0.24)	$10.58	6.17%	1.49%	1.58%	1.66%	1.57%	58%	$6,565
C Class
2015	$10.05	(0.03)	(0.19)	(0.22)	(0.03)	—	(0.03)	$9.80	(2.18)%	1.57%	1.57%	(0.65)%	(0.65)%	56%	$40,247
2014	$10.45	—(3)	(0.38)	(0.38)	—	(0.02)	(0.02)	$10.05	(3.61)%	1.57%	1.57%	(0.41)%	(0.41)%	65%	$61,043
2013	$10.40	—(3)	0.10	0.10	(0.03)	(0.02)	(0.05)	$10.45	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$99,271
2012	$10.59	0.17	0.64	0.81	(0.26)	(0.74)	(1.00)	$10.40	7.79%	1.50%	1.58%	1.42%	1.34%	85%	$113,858
2011	$10.21	0.17	0.45	0.62	(0.13)	(0.11)	(0.24)	$10.59	6.16%	1.49%	1.58%	1.66%	1.57%	58%	$120,461
R Class
2015	$10.44	0.01	(0.18)	(0.17)	(0.06)	—	(0.06)	$10.21	(1.63)%	1.07%	1.07%	(0.15)%	(0.15)%	56%	$17,466
2014	$10.80	0.04	(0.38)	(0.34)	—	(0.02)	(0.02)	$10.44	(3.12)%	1.07%	1.07%	0.09%	0.09%	65%	$24,206
2013	$10.75	0.05	0.10	0.15	(0.08)	(0.02)	(0.10)	$10.80	1.43%	1.05%	1.07%	0.22%	0.20%	55%	$30,191
2012	$10.90	0.17	0.72	0.89	(0.30)	(0.74)	(1.04)	$10.75	8.35%	1.00%	1.08%	1.92%	1.84%	85%	$34,969
2011	$10.51	0.24	0.45	0.69	(0.19)	(0.11)	(0.30)	$10.90	6.60%	0.99%	1.08%	2.16%	2.07%	58%	$20,563
R6 Class
2015	$10.36	(0.07)(7)	(0.03)	(0.10)	(0.15)	—	(0.15)	$10.11	(0.94)%	0.32%	0.32%	0.60%	0.60%	56%	$13,937
2014(4)	$10.37	(0.02)	0.03	0.01	—	(0.02)	(0.02)	$10.36	0.13%	0.32%(5)	0.32%(5)	(0.27)%(5)	(0.27)%(5)	65%(6)	$3,064

33

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through March 31, 2014.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(7)	Per-share amount was affected by certain income adjustments and timing of capital share transactions.

See Notes to Financial Statements.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Inflation Protection Bond Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

35

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

38

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85525 1505

ANNUAL REPORT	MARCH 31, 2015

Short Duration Strategic Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the roughly eight months from July 28, 2014 to March 31, 2015. It provides investment performance and portfolio information for the reporting period since the fund’s inception.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Conditions Favored Longer-Maturity, Higher-Quality U.S. Bonds

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

As is typically the case in the U.S. bond market during a Treasury market rally, longer-maturity bonds generally outperformed shorter-maturity notes, and higher-quality securities generally outperformed those of lower credit quality. This meant that bond portfolios biased toward shorter maturities and/or high-yield securities tended to underperform. This was unexpected, considering that interest rates were expected to rise as the Federal Reserve ended its bond-buying program and made plans to raise its overnight interest rate target as the U.S. economy improved. But global events overrode U.S. factors, and interest rates fell.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ASDVX	-0.16%(2)	7/28/14
Barclays U.S. 1-3 Year Government/Credit Bond Index	—	0.86%	—
Institutional Class	ASDJX	-0.02%(2)	7/28/14
A Class	ASADX		7/28/14
No sales charge*		-0.33%(2)
With sales charge*		-2.57%(2)
C Class	ASCDX		7/28/14
No sales charge*		-0.83%(2)
With sales charge*		-1.80%(2)
R Class	ASDRX	-0.49%(2)	7/28/14
R6 Class	ASXDX	0.01%(2)	7/28/14
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $9,984**

Barclays U.S. 1-3 Year Government/Credit Bond Index — $10,086

*From July 28, 2014, the Investor Class's inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.82%	0.62%	1.07%	1.82%	1.32%	0.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Short Duration Strategic Income declined -0.16%* for the period from July 28, 2014, the fund’s inception, through March 31, 2015, the fund’s fiscal year-end. The fund’s U.S. broad-market investment-grade benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, gained 0.86% for the same period. Fund returns reflect operating expenses, while index returns do not.

Short Duration Strategic Income’s absolute return reflected overall market conditions among short-maturity U.S. bonds, but it also reflected the portfolio’s income-related focus on sectors that underperformed during the reporting period. Underperformance relative to the benchmark was also a function of the fund’s income focus and the relative underperformance of income-related sectors that are not prevalent in the benchmark.

Broad U.S. Bond Market Rallied on Global Influences

Performance in the broad U.S. bond market during the nearly eight-month period defied most investor expectations. Despite improving U.S. economic fundamentals—which distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, moderate growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, largely due to commodity price weakness, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. Overall, longer-duration (greater price sensitivity to interest rate changes) securities and strategies outperformed shorter duration.

Energy Volatility Hurt High-Yield, Emerging Markets Performance

The fund provided diversified exposure to higher-yielding segments of the fixed-income market, including investment-grade and high-yield corporate securities, the securitized sector, and emerging market debt. Higher-yielding sectors generally lagged the higher-quality sectors that are more prevalent in the benchmark—some of the same global events that benefited U.S. government bonds during the reporting period were hurdles for high-yield corporate bonds and emerging market debt. This detracted from relative performance compared with the benchmark.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

For high-yield corporate securities, which represented approximately 18% of the portfolio as of March 31, 2015, credit fundamentals remained strong during the period, primarily due to companies’ ongoing efforts to deleverage, grow earnings, and improve overall efficiency. The default rate on U.S. high-yield corporate debt remained low at 1.9% at the end of March 2015, according to Moody’s Investors Service.

Meanwhile, the supply of high-yield debt remained robust during the period, but investor demand easily absorbed the supply. However, heightened energy sector volatility and spread widening (wider yield differences compared with comparable-maturity Treasuries) in the second half of 2014 led to underperformance for the sector relative to investment-grade bonds. We used credit default swaps as part of our corporate bond strategy.

Similar to the high-yield corporate sector, emerging market debt securities struggled on energy and broader commodity price declines in the second half of 2014. In addition, ongoing geopolitical concerns, a stronger U.S. dollar, and slowing growth in China led to negative investor sentiment toward the sector. Yet, fundamentals generally remained strong, which, along with a rebound in the energy sector, contributed to investors’ renewed interest in emerging markets in early 2015. Performance in the first quarter of 2015 offset some of the negative results earlier in the period.

Securitized Sector Aided Performance

We maintained a large weighting in securitized holdings (approximately 27% of the portfolio at the end of March) due to their attractive yields and structures. This strategy aided performance as securitized spreads narrowed. Security selection also contributed within the sector, where our preference for non-agency commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs) helped performance.

A position in investment-grade corporate bonds (approximately 28% of the portfolio at the end of March) also contributed to performance. Investor demand for yield and relatively healthy corporate fundamentals helped the broad investment-grade credit market, while our security selection further lifted results.

Outlook

We anticipate U.S. economic fundamentals and future Fed policy could support a higher, more “normal” interest rate environment, though the onset and magnitude of that higher rate environment could be delayed by global factors. We believe the fundamental environment for higher-yielding fixed-income securities should remain favorable, even as U.S. interest rates gradually rise. We believe the sell-off that occurred in the second half of 2014 within the high-yield corporate and emerging market sectors helped create more potential value in those markets, and further volatility this year could create other opportunities. We will continue to tactically adjust the portfolio’s sector positions based on fundamental credit factors and technical market events in the U.S. and non-U.S. fixed-income markets.

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Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	1.6 years
Weighted Average Life	3.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	61.2%
Collateralized Mortgage Obligations	10.4%
Commercial Mortgage-Backed Securities	9.4%
Mutual Funds	7.5%
Asset-Backed Securities	6.8%
Municipal Securities	1.7%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	0.7%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,003.10	$3.05	0.61%
Investor Class (before waiver)	$1,000	$1,003.10(2)	$3.75	0.75%
Institutional Class (after waiver)	$1,000	$1,004.10	$2.05	0.41%
Institutional Class (before waiver)	$1,000	$1,004.10(2)	$2.75	0.55%
A Class (after waiver)	$1,000	$1,001.90	$4.29	0.86%
A Class (before waiver)	$1,000	$1,001.90(2)	$4.99	1.00%
C Class (after waiver)	$1,000	$998.10	$8.02	1.61%
C Class (before waiver)	$1,000	$998.10(2)	$8.72	1.75%
R Class (after waiver)	$1,000	$1,000.60	$5.54	1.11%
R Class (before waiver)	$1,000	$1,000.60(2)	$6.23	1.25%
R6 Class (after waiver)	$1,000	$1,004.40	$1.80	0.36%
R6 Class (before waiver)	$1,000	$1,004.40(2)	$2.50	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.89	$3.07	0.61%
Investor Class (before waiver)	$1,000	$1,021.19	$3.78	0.75%
Institutional Class (after waiver)	$1,000	$1,022.89	$2.07	0.41%
Institutional Class (before waiver)	$1,000	$1,022.19	$2.77	0.55%
A Class (after waiver)	$1,000	$1,020.64	$4.33	0.86%
A Class (before waiver)	$1,000	$1,019.95	$5.04	1.00%
C Class (after waiver)	$1,000	$1,016.90	$8.10	1.61%
C Class (before waiver)	$1,000	$1,016.21	$8.80	1.75%
R Class (after waiver)	$1,000	$1,019.40	$5.59	1.11%
R Class (before waiver)	$1,000	$1,018.70	$6.29	1.25%
R6 Class (after waiver)	$1,000	$1,023.14	$1.82	0.36%
R6 Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

MARCH 31, 2015

		Principal Amount	Value
CORPORATE BONDS — 61.2%
Aerospace and Defense — 1.8%
Bombardier, Inc., 7.50%, 3/15/18(1)		$125,000	$133,516
L-3 Communications Corp., 3.95%, 11/15/16		350,000	363,786
			497,302
Auto Components — 0.6%
Goodyear Tire & Rubber Co. (The), 6.50%, 3/1/21		125,000	133,281
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22		25,000	27,625
			160,906
Automobiles — 1.5%
Ford Motor Credit Co. LLC, 6.625%, 8/15/17		250,000	277,746
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)		125,000	132,187
			409,933
Banks — 10.3%
Akbank TAS, 3.875%, 10/24/17		65,000	65,683
Banco Bradesco SA, 4.50%, 1/12/17		65,000	66,950
Banco do Brasil SA, 3.875%, 1/23/17		65,000	65,975
Bank of America Corp., 5.75%, 8/15/16		350,000	370,417
Barclays Bank plc, 6.05%, 12/4/17(1)		300,000	330,564
BBVA Banco Continental SA, 3.25%, 4/8/18(1)		65,000	66,950
Citigroup, Inc., 5.50%, 2/15/17		350,000	375,450
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	110,000	138,071
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	150,000	182,394
Corpbanca SA, 3.125%, 1/15/18		$65,000	64,655
Grupo Aval Ltd., 5.25%, 2/1/17		65,000	68,087
HBOS plc, MTN, 6.75%, 5/21/18(1)		300,000	336,349
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	150,000	193,093
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18		$65,000	69,087
Intesa Sanpaolo SpA, 3.875%, 1/16/18		300,000	314,710
Royal Bank of Scotland plc (The), MTN, 6.93%, 4/9/18	EUR	100,000	123,696
			2,832,131
Capital Markets — 1.4%
DBS Bank Ltd., VRN, 3.625%, 9/21/17		$65,000	67,477
Jefferies Group, Inc., 5.125%, 4/13/18		300,000	315,833
			383,310
Chemicals — 0.5%
INEOS Group Holdings SA, 6.125%, 8/15/18(1)		125,000	126,250
Commercial Services and Supplies — 0.5%
Clean Harbors, Inc., 5.25%, 8/1/20		125,000	128,438
Consumer Finance — 0.9%
Discover Bank, 2.00%, 2/21/18		250,000	250,421

10

		Principal Amount	Value
Diversified Financial Services — 3.3%
Ally Financial, Inc., 5.50%, 2/15/17		$25,000	$26,062
Goldman Sachs Group, Inc. (The), 6.25%, 9/1/17		350,000	388,277
Morgan Stanley, MTN, 5.95%, 12/28/17		350,000	388,211
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	80,000	108,798
			911,348
Diversified Telecommunication Services — 1.7%
Telecom Italia SpA, MTN, 4.50%, 9/20/17	EUR	100,000	116,768
Telefonica Emisiones SAU, 3.99%, 2/16/16		$350,000	358,962
			475,730
Electric Utilities — 0.4%
Atlantic Power Corp., 9.00%, 11/15/18		100,000	103,750
Energy Equipment and Services — 1.9%
Basic Energy Services, Inc., 7.75%, 10/15/22		125,000	93,125
Nabors Industries, Inc., 6.15%, 2/15/18		200,000	213,701
Pacific Drilling V Ltd., 7.25%, 12/1/17(1)		125,000	113,125
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)		125,000	112,813
			532,764
Food Products — 1.8%
Aramark Services, Inc., 5.75%, 3/15/20		125,000	130,937
Post Holdings, Inc., 7.375%, 2/15/22		125,000	129,688
Tyson Foods, Inc., 6.60%, 4/1/16		220,000	232,118
			492,743
Gas Utilities — 4.3%
Enterprise Products Operating LLC, VRN, 8.375%, 8/1/16		200,000	210,816
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		120,000	132,734
Rockies Express Pipeline LLC, 6.85%, 7/15/18(1)		125,000	135,625
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)		125,000	133,281
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(1)		250,000	258,125
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)		100,000	103,500
TransCanada PipeLines Ltd., VRN, 6.35%, 5/15/17		200,000	194,500
			1,168,581
Health Care Equipment and Supplies — 0.7%
Alere, Inc., 7.25%, 7/1/18		75,000	79,969
Mallinckrodt International Finance SA, 3.50%, 4/15/18		125,000	123,750
			203,719
Hotels, Restaurants and Leisure — 1.0%
Boyd Gaming Corp., 9.00%, 7/1/20		125,000	135,312
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21		125,000	132,188
			267,500
Household Durables — 0.8%
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(1)		100,000	98,230
William Lyon Homes, Inc., 8.50%, 11/15/20		125,000	135,938
			234,168

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	Principal Amount	Value
Household Products — 0.5%
Spectrum Brands, Inc., 6.625%, 11/15/22	$125,000	$134,375
Industrial Conglomerates — 1.5%
HD Supply, Inc., 7.50%, 7/15/20	125,000	134,375
HD Supply, Inc., 11.50%, 7/15/20	125,000	145,937
Schaeffler Finance BV, 7.75%, 2/15/17(1)	125,000	140,313
		420,625
IT Services — 1.7%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	320,000	319,853
First Data Corp., PIK, 8.75%, 1/15/22(1)	125,000	135,156
		455,009
Machinery — 0.5%
Terex Corp., 6.00%, 5/15/21	125,000	128,750
Media — 2.5%
Embarq Corp., 7.08%, 6/1/16	280,000	297,065
Gray Television, Inc., 7.50%, 10/1/20	125,000	132,187
Lamar Media Corp., 5.875%, 2/1/22	125,000	132,188
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	125,000	132,500
		693,940
Metals and Mining — 2.7%
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(1)	125,000	124,141
Freeport-McMoRan, Inc., 2.30%, 11/14/17	140,000	139,622
Glencore Funding LLC, 1.70%, 5/27/16(1)	350,000	351,529
United States Steel Corp., 7.00%, 2/1/18	125,000	131,250
		746,542
Multi-Utilities — 3.8%
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	420,000	434,700
GenOn Energy, Inc., 7.875%, 6/15/17	125,000	125,000
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	320,000	336,985
NRG Energy, Inc., 7.625%, 1/15/18	125,000	137,969
		1,034,654
Oil, Gas and Consumable Fuels — 5.1%
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.75%, 2/1/22	300,000	318,750
Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	125,000	105,703
Linn Energy LLC / Linn Energy Finance Corp., 6.25%, 11/1/19	125,000	99,375
MEG Energy Corp., 6.375%, 1/30/23(1)	125,000	115,875
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	125,000	132,656
Petrobras Global Finance BV, 3.50%, 2/6/17	300,000	281,505
Petrobras Global Finance BV, 3.25%, 3/17/17	65,000	60,125
Sabine Pass LNG LP, 7.50%, 11/30/16(1)	125,000	133,438
SandRidge Energy, Inc., 7.50%, 3/15/21	125,000	78,125
SandRidge Energy, Inc., 7.50%, 2/15/23	125,000	77,500
		1,403,052
Paper and Forest Products — 0.5%
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	125,000	136,250

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	Principal Amount	Value
Pharmaceuticals — 5.3%
Actavis Funding SCS, 2.35%, 3/12/18	$180,000	$182,536
Actavis, Inc., 1.875%, 10/1/17	320,000	320,876
Endo Finance LLC & Endo Finco, Inc., 7.00%, 12/15/20(1)	125,000	130,781
Endo Finance LLC & Endo Finco, Inc., 7.25%, 1/15/22(1)	125,000	133,281
Mylan, Inc., 1.80%, 6/24/16	350,000	352,879
Perrigo Co. plc, 1.30%, 11/8/16	200,000	199,930
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	125,000	131,094
		1,451,377
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp., 4.50%, 1/15/18	311,000	333,674
Specialty Retail — 1.6%
Sally Holdings LLC / Sally Capital, Inc., 5.75%, 6/1/22	125,000	133,594
Staples, Inc., 2.75%, 1/12/18	300,000	300,428
		434,022
Technology Hardware, Storage and Peripherals — 0.9%
Seagate HDD Cayman, 3.75%, 11/15/18	250,000	260,764
TOTAL CORPORATE BONDS (Cost $17,389,189)		16,812,028
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 10.4%
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.74%, 4/1/15	88,149	87,937
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.36%, 4/1/15	68,217	68,175
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	211,473	207,244
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.58%, 4/1/15	125,353	109,589
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.42%, 4/1/15	191,124	191,675
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 4/25/15	220,281	212,536
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 4/1/15	42,962	42,787
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 4/1/15	17,185	17,241
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.63%, 4/1/15	157,398	158,237
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/15	83,957	86,158
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.62%, 4/1/15	234,196	238,758
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.64%, 4/1/15	125,714	127,030
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 4/1/15	45,505	46,209
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.62%, 4/1/15	137,552	134,771
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.61%, 4/1/15	190,413	180,834
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.60%, 4/1/15	74,082	68,784
13

	Principal Amount/ Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.49%, 4/1/15	$184,260	$172,845
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.54%, 4/1/15	412,838	401,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.69%, 4/1/15	196,129	185,537
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	107,799	111,708
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,841,969)		2,849,996
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 9.4%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class D, VRN, 2.07%, 4/15/15(1)	250,000	249,290
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.125%, 4/15/15(1)	175,000	175,863
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	75,000	81,494
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/15	75,000	82,561
Commercial Mortgage Trust, Series 2014-CR15, Class B, VRN, 4.72%, 4/1/15	260,000	296,160
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/15	125,000	136,611
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AJ SEQ, 4.78%, 7/10/39	87,933	87,962
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/15	250,000	271,078
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.01%, 4/1/15	190,000	209,018
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 1.58%, 4/15/15(1)	75,000	75,222
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.125%, 4/15/15(1)	175,000	175,613
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class C, VRN, 4.54%, 4/1/15	200,000	213,316
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(1)	200,000	207,424
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AJ, VRN, 5.15%, 4/1/15	330,000	333,774
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,543,257)		2,595,386
MUTUAL FUNDS(3) — 7.5%
Emerging Markets Debt Fund R6 Class (Cost $2,079,359)	208,141	2,058,513
ASSET-BACKED SECURITIES(2) — 6.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	$200,000	200,956
Hertz Fleet Lease Funding LP, Series 2014-1, Class D, VRN, 1.68%, 4/10/15(1)	200,000	199,320
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	109,080	110,073
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	167,834	165,723
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	282,991	286,985

14

	Principal Amount/ Shares	Value
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	$239,584	$240,759
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/20/31(1)	181,535	180,947
MVW Owner Trust 2013-1, Series 2013-1A, Class B, 2.74%, 4/22/30(1)	59,896	60,641
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	50,000	50,265
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	80,095	80,030
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	302,500	300,407
TOTAL ASSET-BACKED SECURITIES (Cost $1,886,617)		1,876,106
MUNICIPAL SECURITIES — 1.7%
Illinois GO, 4.35%, 6/1/18	200,000	210,866
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	165,000	140,558
Puerto Rico GO, Series 2011 D, (Public Improvement), 5.00%, 7/1/20	135,000	103,884
TOTAL MUNICIPAL SECURITIES (Cost $463,627)		455,308
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $117,742), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $115,274)		115,274
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $472,969), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $461,000)		461,000
SSgA U.S. Government Money Market Fund, Class N	64,585	64,585
TOTAL TEMPORARY CASH INVESTMENTS (Cost $640,859)		640,859
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $27,844,877)		27,288,196
OTHER ASSETS AND LIABILITIES — 0.7%		185,492
TOTAL NET ASSETS — 100.0%		$27,473,688

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	167,193	USD	59,499	UBS AG	4/30/15	$(7,475)
USD	65,000	BRL	188,169	Westpac Group	4/30/15	6,449
CAD	106,300	USD	85,000	Deutsche Bank	4/30/15	(1,102)
USD	30,000	CAD	38,047	Deutsche Bank	4/30/15	(29)
USD	221,549	CAD	275,266	Westpac Group	4/30/15	4,292
EUR	35,000	USD	37,250	UBS AG	4/30/15	398
USD	56,010	EUR	50,000	JPMorgan Chase Bank N.A.	4/30/15	2,228
USD	1,091,703	EUR	950,251	UBS AG	4/30/15	69,570
USD	49,177	EUR	45,000	UBS AG	4/30/15	773
USD	48,298	EUR	45,000	UBS AG	4/30/15	(106)
HUF	15,396,590	USD	55,000	Barclays Bank plc	4/30/15	65
HUF	22,268,550	USD	82,710	JPMorgan Chase Bank N.A.	4/30/15	(3,068)

15

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	82,800	HUF	22,405,067	Barclays Bank plc	4/30/15	$2,670
IDR	1,118,600,000	USD	85,000	Westpac Group	4/30/15	(189)
IDR	1,169,334,137	USD	91,058	Westpac Group	4/30/15	(2,401)
USD	91,298	IDR	1,172,405,976	Westpac Group	4/30/15	2,407
INR	6,875,000	USD	110,000	Westpac Group	4/30/15	(32)
INR	7,812,250	USD	124,996	Westpac Group	4/30/15	(37)
INR	12,934,455	USD	206,951	Westpac Group	4/30/15	(60)
USD	203,579	INR	12,723,702	Westpac Group	4/30/15	59
USD	25,000	INR	1,555,250	Westpac Group	4/30/15	123
USD	80,000	JPY	9,696,072	Barclays Bank plc	4/30/15	(876)
USD	190,000	JPY	22,781,380	JPMorgan Chase Bank N.A.	4/30/15	(21)
USD	43,399	JPY	5,087,872	JPMorgan Chase Bank N.A.	4/30/15	960
USD	75,000	JPY	8,972,670	UBS AG	4/30/15	158
KRW	94,406,100	USD	85,000	Westpac Group	4/30/15	26
KRW	74,416,771	USD	68,335	Westpac Group	4/30/15	(1,312)
MXN	584,399	USD	38,209	Barclays Bank plc	4/30/15	41
MXN	849,832	USD	55,000	Deutsche Bank	4/30/15	623
MXN	673,180	USD	45,000	JPMorgan Chase Bank N.A.	4/30/15	(939)
USD	142,642	MXN	2,107,189	JPMorgan Chase Bank N.A.	4/30/15	4,723
MYR	250,526	USD	70,000	Westpac Group	4/30/15	(2,626)
USD	35,000	MYR	130,281	Westpac Group	4/30/15	(36)
PLN	166,686	USD	45,000	Barclays Bank plc	4/30/15	(1,055)
PLN	152,045	USD	40,000	Deutsche Bank	4/30/15	85
PLN	1,257	USD	346	JPMorgan Chase Bank N.A.	4/30/15	(14)
PLN	149,986	USD	40,000	UBS AG	4/30/15	(458)
USD	42,591	PLN	166,307	Barclays Bank plc	4/30/15	(1,254)
RUB	1,770,900	USD	30,000	UBS AG	4/30/15	44
SGD	109,907	USD	80,000	Barclays Bank plc	4/30/15	35
SGD	136,253	USD	100,000	UBS AG	4/30/15	(779)
USD	55,000	SGD	74,570	Barclays Bank plc	4/30/15	698
USD	31,383	SGD	43,644	Barclays Bank plc	4/30/15	(399)
USD	13,087	SGD	17,640	Westpac Group	4/30/15	241
THB	1,465,650	USD	45,000	Westpac Group	4/30/15	(13)
THB	5,403,927	USD	164,844	Westpac Group	4/30/15	1,026
TRY	199,847	USD	80,000	Barclays Bank plc	4/30/15	(3,695)
USD	85,727	TRY	208,919	JPMorgan Chase Bank N.A.	4/30/15	5,958
TWD	1,094,450	USD	35,000	Westpac Group	4/30/15	37
USD	90,229	TWD	2,834,100	Westpac Group	4/30/15	(499)
USD	51,048	TWD	1,603,432	Westpac Group	4/30/15	(282)
ZAR	707,923	USD	60,000	Barclays Bank plc	4/30/15	(1,901)
ZAR	866,669	USD	73,119	Barclays Bank plc	4/30/15	(1,991)
USD	65,000	ZAR	810,727	Barclays Bank plc	4/30/15	(1,537)
USD	65,924	ZAR	760,351	Deutsche Bank	4/30/15	3,522
						$73,025

FUTURES CONTRACTS
	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
33	U.S. Treasury 10-Year Notes	June 2015	$4,253,906	$(43,242)

16

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America Investment Grade 24 Index	$800,000	Buy	1.00%	6/20/20	0.64%	$(450)	$(14,600)

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Camden Property Trust	$125,000	Buy	1.00%	12/20/19	$(838)	$143	$(695)
Barclays Bank plc/ AES Corp. (The)	125,000	Sell	5.00%	9/20/17	11,574	993	12,567
Barclays Bank plc/ Boyd Gaming Corp.	125,000	Sell	5.00%	9/20/16	7,247	413	7,660
Barclays Bank plc/ Calpine Corp.	125,000	Sell	5.00%	9/20/17	9,458	2,641	12,099
Barclays Bank plc/ NRG Energy, Inc.	125,000	Sell	5.00%	9/20/17	10,752	603	11,355
Barclays Bank plc/ Parker Drilling Co.	125,000	Sell	5.00%	9/20/17	10,102	(9,984)	118
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	125,000	Buy	1.00%	9/20/19	(1,435)	158	(1,277)
Deutsche Bank AG/ International Business Machines Corp.	125,000	Buy	1.00%	9/20/19	(3,013)	(371)	(3,384)
Deutsche Bank AG/ J.C. Penney Co., Inc.	125,000	Sell	5.00%	9/20/15	517	833	1,350
Deutsche Bank AG/ Realogy Holdings Corp.	125,000	Sell	5.00%	9/20/16	6,824	654	7,478
Deutsche Bank AG/ Union Pacific Corp.	125,000	Buy	1.00%	9/20/19	(4,320)	(579)	(4,899)
Goldman Sachs & Co./ Kellogg Co.	125,000	Buy	1.00%	12/20/19	(2,140)	(118)	(2,258)
Morgan Stanley & Co./ Frontier Communications Corp.	125,000	Sell	5.00%	9/20/17	11,046	751	11,797
Morgan Stanley & Co./ HCA, Inc.	125,000	Sell	5.00%	9/20/17	12,072	1,042	13,114
Morgan Stanley & Co./ Hertz Corp. (The)	125,000	Sell	5.00%	9/20/17	11,972	(358)	11,614

17

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Morgan Stanley & Co./ International Lease Finance Corp.	$125,000	Sell	5.00%	9/20/17	$11,211	$401	$11,612
Morgan Stanley & Co./ Mondelez International, Inc.	125,000	Buy	1.00%	9/20/19	(3,013)	(990)	(4,003)
Morgan Stanley & Co./ PepsiCo, Inc.	125,000	Buy	1.00%	9/20/19	(3,289)	(159)	(3,448)
Morgan Stanley & Co./ Rite Aid Corp.	125,000	Sell	5.00%	9/20/16	7,803	639	8,442
Morgan Stanley & Co./ Windstream Holdings, Inc.	125,000	Sell	5.00%	9/20/17	11,343	(1,038)	10,305
					$103,873	$(4,326)	$99,547

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.
**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The quoted market prices and resulting value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

18

NOTES TO SCHEDULE OF INVESTMENTS
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
EUR	-	Euro
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PIK	-	Payment in Kind
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $6,371,891, which represented 23.2% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities - unaffiliated, at value (cost of $25,765,518)	$25,229,683
Investment securities - affiliated, at value (cost of $2,079,359)	2,058,513
Total investment securities, at value (cost of $27,844,877)	27,288,196
Cash	11,624
Foreign currency holdings, at value (cost of $7,582)	7,541
Deposits with broker for futures contracts and swap agreements	50,469
Unrealized appreciation on forward foreign currency exchange contracts	107,211
Swap agreements, at value (including net premiums paid (received) of $121,921)	119,511
Interest and distributions receivable	267,993
27,852,545

Liabilities
Payable for investments purchased	293,408
Payable for capital shares redeemed	5,601
Payable for variation margin on futures contracts	10,313
Payable for variation margin on swap agreements	72
Unrealized depreciation on forward foreign currency exchange contracts	34,186
Swap agreements, at value (including net premiums paid (received) of $(18,048))	19,964
Accrued management fees	12,428
Distribution and service fees payable	2,809
Dividends payable	76
378,857

Net Assets	$27,473,688

Net Assets Consist of:
Capital paid in	$28,124,660
Undistributed net investment income	130,096
Accumulated net realized loss	(245,851)
Net unrealized depreciation	(535,217)
$27,473,688

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$9,879,496	1,012,957	$9.75
Institutional Class	$7,300,872	748,532	$9.75
A Class	$7,288,343	747,248	$9.75*
C Class	$1,009,098	103,459	$9.75
R Class	$995,424	102,057	$9.75
R6 Class	$1,000,455	102,573	$9.75
*Maximum offering price $9.97 (net asset value divided by 0.9775).

See Notes to Financial Statements.

20

Statement of Operations

FOR THE PERIOD ENDED MARCH 31, 2015(1)
Investment Income (Loss)
Income:
Interest	$566,366
Income distributions from affiliated funds	40,992
607,358

Expenses:
Management fees	121,336
Distribution and service fees:
A Class	12,200
C Class	6,676
R Class	3,339
Trustees' fees and expenses	960
Other expenses	258
144,769
Fees waived	(24,897)
119,872

Net investment income (loss)	487,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(56,138)
Futures contract transactions	(159,403)
Swap agreement transactions	15,869
Foreign currency transactions	212,818
13,146

Change in net unrealized appreciation (depreciation) on:
Investments	(556,681)
Futures contracts	(43,242)
Swap agreements	(4,776)
Translation of assets and liabilities in foreign currencies	69,482
(535,217)

Net realized and unrealized gain (loss)	(522,071)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,585)

(1)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

PERIOD ENDED MARCH 31, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$487,486
Net realized gain (loss)	13,146
Change in net unrealized appreciation (depreciation)	(535,217)
Net increase (decrease) in net assets resulting from operations	(34,585)

Distributions to Shareholders
From net investment income:
Investor Class	(221,175)
Institutional Class	(181,645)
A Class	(159,463)
C Class	(16,801)
R Class	(20,152)
R6 Class	(25,221)
Decrease in net assets from distributions	(624,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	28,132,730

Net increase (decrease) in net assets	27,473,688

Net Assets
End of period	$27,473,688

Undistributed net investment income	$130,096

(1)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 28, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

23

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms

24

and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 91% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.74% for the Investor Class, A Class, C Class and R Class, 0.54% for the Institutional Class and 0.49% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. Effective July 28, 2014, the investment advisor voluntarily agreed to waive an additional 0.09% of the fund's management fee. This waiver is expected to continue until July 31, 2015 and cannot be terminated without the approval of the Board of Trustees. The total amount of the waivers for each class for the period July 28, 2014 (fund inception) through March 31, 2015 was $8,587, $6,770, $6,762, $925, $925 and $928 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the period July 28, 2014 (fund inception) through March 31, 2015 was 0.60% for the Investor Class, A Class, C Class and R Class, 0.40% for the Institutional Class and 0.35% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period July 28, 2014 (fund inception) through March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period July 28, 2014 (fund inception) through March 31, 2015 were $31,648,810 and $4,187,964, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended March 31, 2015(1)
	Shares	Amount
Investor Class
Sold	1,068,278	$10,647,267
Issued in reinvestment of distributions	22,409	219,492
Redeemed	(77,730)	(763,811)
	1,012,957	10,102,948
Institutional Class
Sold	730,000	7,300,000
Issued in reinvestment of distributions	18,532	181,645
	748,532	7,481,645
A Class
Sold	730,973	7,309,487
Issued in reinvestment of distributions	16,275	159,463
	747,248	7,468,950
C Class
Sold	102,207	1,021,556
Issued in reinvestment of distributions	1,716	16,801
Redeemed	(464)	(4,543)
	103,459	1,033,814
R Class
Sold	100,000	1,000,000
Issued in reinvestment of distributions	2,057	20,152
	102,057	1,020,152
R6 Class
Sold	100,000	1,000,000
Issued in reinvestment of distributions	2,573	25,221
	102,573	1,025,221
Net increase (decrease)	2,816,826	$28,132,730

(1)	July 28, 2014 (fund inception) through March 31, 2015.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period July 28, 2014 (fund inception) through March 31, 2015 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	—	$2,079,359	—	—	$40,992	$2,058,513

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$16,812,028	—
Collateralized Mortgage Obligations	—	2,849,996	—
Commercial Mortgage-Backed Securities	—	2,595,386	—
Mutual Funds	$2,058,513	—	—
Asset-Backed Securities	—	1,876,106	—
Municipal Securities	—	455,308	—
Temporary Cash Investments	64,585	576,274	—
	$2,123,098	$25,165,098	—
Other Financial Instruments
Swap Agreements	—	$9,271	—
Forward Foreign Currency Exchange Contracts	—	107,211	—
	—	$116,482	—

Liabilities
Other Financial Instruments
Futures Contracts	$(43,242)	—	—
Swap Agreements	—	$(14,047)	—
Forward Foreign Currency Exchange Contracts	—	(34,186)	—
	$(43,242)	$(48,233)	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,158,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of

28

the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,753,902.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 33 contracts.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$119,511	Swap agreements	$19,964
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	72
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	107,211	Unrealized depreciation on forward foreign currency exchange contracts	34,186
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	10,313
		$226,722		$64,535

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$15,869	Change in net unrealized appreciation (depreciation) on swap agreements	$(4,776)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	215,828	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	73,025
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(159,403)	Change in net unrealized appreciation (depreciation) on futures contracts	(43,242)
		$72,294		$25,007

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9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the period July 28, 2014 (fund inception) through March 31, 2015 was as follows:

Distributions Paid From
Ordinary income	$624,457
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$27,844,877
Gross tax appreciation of investments	$132,753
Gross tax depreciation of investments	(689,434)
Net tax appreciation (depreciation) of investments	(556,681)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(12,874)
Net tax appreciation (depreciation)	$(569,555)
Undistributed ordinary income	$131,871
Accumulated short-term capital losses	$(120,570)
Accumulated long-term capital losses	$(92,718)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.18	(0.20)	(0.02)	(0.23)	$9.75	(0.16)%	0.61%(4)	0.75%(4)	2.78%(4)	2.64%(4)	18%	$9,879
Institutional Class
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	$9.75	(0.02)%	0.41%(4)	0.55%(4)	2.98%(4)	2.84%(4)	18%	$7,301
A Class
2015(3)	$10.00	0.17	(0.20)	(0.03)	(0.22)	$9.75	(0.33)%	0.86%(4)	1.00%(4)	2.53%(4)	2.39%(4)	18%	$7,288
C Class
2015(3)	$10.00	0.12	(0.20)	(0.08)	(0.17)	$9.75	(0.83)%	1.61%(4)	1.75%(4)	1.78%(4)	1.64%(4)	18%	$1,009
R Class
2015(3)	$10.00	0.15	(0.20)	(0.05)	(0.20)	$9.75	(0.49)%	1.11%(4)	1.25%(4)	2.28%(4)	2.14%(4)	18%	$995
R6 Class
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	$9.75	0.01%	0.36%(4)	0.50%(4)	3.03%(4)	2.89%(4)	18%	$1,000

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Strategic Income Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period July 28, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85529 1505

ANNUAL REPORT	MARCH 31, 2015

Short Duration Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACSNX	1.02%	1.58%	3.08%	11/30/06
Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.12%	1.35%	2.78%	—
Institutional Class	ACSUX	1.22%	1.78%	3.28%	11/30/06
A Class	ACSQX				11/30/06
No sales charge*		0.77%	1.32%	2.82%
With sales charge*		-1.50%	0.86%	2.54%
C Class	ACSKX	0.02%	0.59%	2.07%	11/30/06
R Class	ACSPX	0.52%	1.09%	2.58%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $12,876

Barclays U.S. 1-3 Year Government/Credit Bond Index — $12,568

* From November 30, 2006, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.60%	0.40%	0.85%	1.60%	1.10%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary

Short Duration returned 1.02%* for the 12 months ended March 31, 2015. The fund's benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, returned 1.12%. Fund returns reflect operating expenses, while index returns do not.

Short Duration’s absolute return reflected the positive backdrop for short-maturity investment-grade bonds during the 12-month period. Relative performance detractors included high-yield corporate securities and out-of-benchmark municipal bonds (munis).

U.S. Bonds Rallied on Global Influences

Performance in the broad U.S. bond market during the 12-month period defied most investor expectations. Despite modest economic gains during the period—gains that distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher. In particular, geopolitical tensions and global divergence of economic growth and central bank policy sparked demand for U.S. fixed-income securities.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, modest growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, which also aided U.S. bonds, particularly those with longer maturities.

Against this backdrop, the Treasury yield curve flattened during the 12-month period as longer-maturity yields declined due to investor demand and weak inflation while shorter-maturity yields increased on expectations for the Fed to begin raising short-term rates. Overall, longer-duration (greater price sensitivity to interest rate changes) securities and strategies outperformed shorter duration. All investment-grade bond sectors advanced, with corporate bonds—supported by investor demand for yield and relatively healthy corporate fundamentals—outperforming Treasuries and the bond market average. Mortgage-backed securities (MBS) also outperformed Treasuries as the Fed’s QE and a favorable supply/demand backdrop fueled gains. High-yield corporate bonds advanced, but they were among the bond market’s lowest performers due to heightened volatility and a sharp sell-off in the energy sector during the second half of 2014.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

High-Yield Corporates, Munis Weighed on Results

A small, non-benchmark allocation to high-yield corporate bonds detracted from performance, as high-yield securities underperformed investment-grade bonds during the period. In addition, a small, portfolio-only position in Puerto Rico munis, which we added to the portfolio in 2013 due to compelling valuations, also detracted. Performance was particularly weak early in the period, after Puerto Rico’s governor signed legislation enabling the Commonwealth’s public corporations to restructure their debt.

Corporate, MBS Positions Aided Performance

We continued to underweight U.S. Treasuries and government agencies relative to the benchmark in favor of the corporate credit and securitized sectors. This strategy aided performance because MBS spreads (yield differences compared with comparable-maturity Treasuries) narrowed and our investment-grade corporate credit security selection was favorable. Security selection also contributed within the securitized sector, where our preference for non-agency MBS, including commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs), along with asset-backed securities (ABS) and traditional pass-though MBS, helped performance.

Outlook

We continue to believe U.S. economic fundamentals and future Fed policy support a higher, more “normal” interest rate environment. But we also believe weaker global economic fundamentals, a strong dollar, weak commodity prices (especially oil), and ongoing geopolitical tensions likely will delay U.S. rate normalization. In this environment, we plan to continue to overweight positions in the corporate and securitized sectors relative to Treasuries.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life	2.1 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	53.9%
Collateralized Mortgage Obligations	14.0%
U.S. Treasury Securities	10.3%
Commercial Mortgage-Backed Securities	6.8%
Asset-Backed Securities	5.7%
U.S. Government Agency Mortgage-Backed Securities	4.7%
Municipal Securities	1.0%
Sovereign Governments and Agencies	0.2%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.70	$3.01	0.60%
Institutional Class	$1,000	$1,010.70	$2.01	0.40%
A Class	$1,000	$1,008.40	$4.26	0.85%
C Class	$1,000	$1,005.70	$8.00	1.60%
R Class	$1,000	$1,007.20	$5.50	1.10%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Principal Amount	Value
CORPORATE BONDS — 53.9%
Aerospace and Defense — 0.6%
Bombardier, Inc., 7.50%, 3/15/18(1)	$600,000	$640,875
L-3 Communications Corp., 3.95%, 11/15/16	1,500,000	1,559,084
		2,199,959
Automobiles — 1.4%
Daimler Finance North America LLC, 1.30%, 7/31/15(1)	750,000	752,052
Daimler Finance North America LLC, 1.25%, 1/11/16(1)	1,000,000	1,003,831
Ford Motor Credit Co. LLC, 2.50%, 1/15/16	1,000,000	1,011,842
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	1,000,000	1,011,819
General Motors Co., 3.50%, 10/2/18	990,000	1,019,264
		4,798,808
Banks — 11.8%
Akbank TAS, 3.875%, 10/24/17	1,000,000	1,010,500
Banco Bradesco SA, 4.50%, 1/12/17	1,000,000	1,030,000
Banco do Brasil SA, 3.875%, 1/23/17	1,000,000	1,015,000
Bank of America Corp., 3.75%, 7/12/16	1,500,000	1,546,455
Bank of America Corp., 5.75%, 8/15/16	1,500,000	1,587,502
Bank of America N.A., 5.30%, 3/15/17	3,000,000	3,204,996
Barclays Bank plc, 5.00%, 9/22/16	1,000,000	1,057,131
Barclays Bank plc, 6.05%, 12/4/17(1)	1,000,000	1,101,880
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	1,000,000	1,030,000
Capital One Financial Corp., 3.15%, 7/15/16	1,500,000	1,538,676
Capital One Financial Corp., 1.00%, 11/6/15	1,000,000	1,001,339
Capital One N.A., 1.65%, 2/5/18	1,000,000	996,854
China Overseas Finance Cayman IV Ltd., 4.875%, 2/15/17	1,080,000	1,129,375
Citigroup, Inc., 4.875%, 5/7/15	500,000	501,767
Citigroup, Inc., 5.50%, 2/15/17	1,500,000	1,609,071
Citigroup, Inc., 1.85%, 11/24/17	3,000,000	3,022,602
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.125%, 10/13/15	500,000	504,523
Corpbanca SA, 3.125%, 1/15/18	1,000,000	994,692
Fifth Third Bancorp, 3.625%, 1/25/16	1,000,000	1,021,646
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18	1,235,000	1,275,137
Grupo Aval Ltd., 5.25%, 2/1/17	1,000,000	1,047,500
HBOS plc, MTN, 6.75%, 5/21/18(1)	800,000	896,931
HSBC Bank plc, 3.10%, 5/24/16(1)	1,000,000	1,027,017
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	1,000,000	1,062,872
Intesa Sanpaolo SpA, 2.375%, 1/13/17	500,000	506,112
JPMorgan Chase & Co., 3.45%, 3/1/16	1,000,000	1,022,846
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,539,066
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	500,000	527,981
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	1,300,000	1,341,535

10

	Principal Amount	Value
Sumitomo Mitsui Banking Corp., 1.45%, 7/19/16	$1,000,000	$1,005,598
Wells Fargo & Co., 3.68%, 6/15/16	1,000,000	1,035,661
Wells Fargo Bank N.A., 5.00%, 8/15/15	1,500,000	1,525,182
Wells Fargo Bank N.A., MTN, 5.60%, 3/15/16	2,400,000	2,511,106
		41,228,553
Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15	2,000,000	2,002,674
PepsiCo, Inc., 0.70%, 8/13/15	1,000,000	1,001,854
		3,004,528
Building Products — 0.2%
Masco Corp., 6.125%, 10/3/16	550,000	588,830
Capital Markets — 0.9%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	1,802,000	2,011,191
DBS Bank Ltd., VRN, 3.625%, 9/21/17	1,000,000	1,038,113
		3,049,304
Chemicals — 0.7%
Ashland, Inc., 3.00%, 3/15/16	1,480,000	1,498,500
Ecolab, Inc., 1.00%, 8/9/15	330,000	330,404
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	900,000	796,500
		2,625,404
Commercial Services and Supplies — 0.3%
Waste Management, Inc., 2.60%, 9/1/16	1,000,000	1,018,540
Communications Equipment — 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	300,000	302,646
Consumer Finance — 1.3%
CIT Group, Inc., 5.00%, 5/15/17	600,000	618,564
CIT Group, Inc., 4.25%, 8/15/17	1,800,000	1,831,500
HSBC Finance Corp., 5.50%, 1/19/16	1,100,000	1,139,842
John Deere Capital Corp., 0.95%, 6/29/15	1,000,000	1,001,367
		4,591,273
Containers and Packaging — 0.6%
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21	2,000,000	2,117,500
Diversified Financial Services — 3.3%
Ally Financial, Inc., 2.75%, 1/30/17	1,000,000	998,810
General Electric Capital Corp., MTN, 5.00%, 1/8/16	1,000,000	1,034,103
General Electric Capital Corp., MTN, 5.625%, 9/15/17	2,000,000	2,211,952
Goldman Sachs Group, Inc. (The), 6.25%, 9/1/17	2,700,000	2,995,280
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	1,000,000	1,010,000
Morgan Stanley, MTN, 5.95%, 12/28/17	2,000,000	2,218,350
UBS AG, MTN, 5.875%, 7/15/16	1,000,000	1,058,141
		11,526,636
Diversified Telecommunication Services — 3.9%
AT&T, Inc., 2.50%, 8/15/15	667,000	671,550
AT&T, Inc., 0.80%, 12/1/15	1,000,000	1,000,225

11

	Principal Amount	Value
AT&T, Inc., 2.95%, 5/15/16	$1,000,000	$1,021,077
British Telecommunications plc, 1.625%, 6/28/16	1,000,000	1,007,602
CenturyLink, Inc., 6.00%, 4/1/17	500,000	534,375
Deutsche Telekom International Finance BV, 3.125%, 4/11/16(1)	1,000,000	1,021,786
Frontier Communications Corp., 8.25%, 4/15/17	1,250,000	1,382,813
Orange SA, 2.125%, 9/16/15	730,000	734,087
Telecom Italia Capital SA, 5.25%, 10/1/15	2,000,000	2,038,380
Telefonica Emisiones SAU, 3.73%, 4/27/15	500,000	500,943
Telefonica Emisiones SAU, 3.99%, 2/16/16	1,000,000	1,025,604
Verizon Communications, Inc., 2.50%, 9/15/16	2,057,000	2,101,287
Windstream Corp., 7.875%, 11/1/17	590,000	641,625
		13,681,354
Electronic Equipment, Instruments and Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16	500,000	538,750
Food and Staples Retailing — 0.3%
CVS Health Corp., 1.20%, 12/5/16	500,000	503,458
Dollar General Corp., 4.125%, 7/15/17	200,000	210,459
Safeway, Inc., 3.40%, 12/1/16	200,000	200,500
		914,417
Food Products — 1.6%
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,002,758
Kraft Foods Group, Inc., 1.625%, 6/4/15	2,000,000	2,003,434
Mondelez International, Inc., 4.125%, 2/9/16	1,865,000	1,915,541
Tyson Foods, Inc., 6.60%, 4/1/16	750,000	791,311
		5,713,044
Gas Utilities — 1.8%
Enterprise Products Operating LLC, 1.25%, 8/13/15	670,000	671,035
Kinder Morgan Energy Partners LP, 4.10%, 11/15/15	800,000	814,207
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	1,250,000	1,276,065
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,200,000	1,266,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(1)	500,000	516,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 2/1/21	480,000	506,400
Williams Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	1,035,000	1,080,602
		6,130,559
Health Care Equipment and Supplies — 1.1%
Becton Dickinson and Co., 1.80%, 12/15/17	1,000,000	1,008,114
Biomet, Inc., 6.50%, 8/1/20	855,000	908,438
Covidien International Finance SA, 1.35%, 5/29/15	1,000,000	1,001,427
Mallinckrodt International Finance SA, 3.50%, 4/15/18	840,000	831,600
		3,749,579
Health Care Providers and Services — 1.9%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	971,000	1,003,771
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	855,000	910,575
HCA, Inc., 3.75%, 3/15/19	1,500,000	1,523,910
Healthsouth Corp., 8.125%, 2/15/20	815,000	852,694

12

	Principal Amount	Value
Tenet Healthcare Corp., 6.25%, 11/1/18	$620,000	$674,250
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,000,000	1,002,118
Universal Health Services, Inc., 7.125%, 6/30/16	290,000	309,212
Universal Health Services, Inc., 3.75%, 8/1/19(1)	500,000	510,625
		6,787,155
Hotels, Restaurants and Leisure — 0.2%
Carnival Corp., 1.20%, 2/5/16	650,000	651,069
Household Durables — 1.3%
D.R. Horton, Inc., 3.625%, 2/15/18	1,250,000	1,279,687
Lennar Corp., 4.75%, 12/15/17	1,000,000	1,045,000
Toll Brothers Finance Corp., 4.00%, 12/31/18	680,000	700,400
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(1)	990,000	972,477
Whirlpool Corp., 1.35%, 3/1/17	500,000	501,300
		4,498,864
Household Products — 0.8%
Jarden Corp., 7.50%, 5/1/17	1,350,000	1,495,125
Spectrum Brands, Inc., 6.75%, 3/15/20	1,250,000	1,321,875
		2,817,000
Industrial Conglomerates — 0.2%
Schaeffler Finance BV, 7.75%, 2/15/17(1)	585,000	656,663
Insurance — 0.7%
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16	400,000	425,321
Hartford Financial Services Group, Inc. (The), 5.375%, 3/15/17	410,000	440,360
International Lease Finance Corp., 4.875%, 4/1/15	600,000	600,000
Metropolitan Life Global Funding I, 1.70%, 6/29/15(1)	1,000,000	1,003,158
		2,468,839
IT Services — 0.7%
Computer Sciences Corp., 2.50%, 9/15/15	1,000,000	1,007,237
Fidelity National Information Services, Inc., 1.45%, 6/5/17	1,500,000	1,499,310
		2,506,547
Life Sciences Tools and Services — 0.2%
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	600,000	600,514
Machinery — 0.3%
Caterpillar, Inc., 0.95%, 6/26/15	1,000,000	1,001,686
Marine — 0.3%
DP World Sukuk Ltd., 6.25%, 7/2/17	1,080,000	1,167,912
Media — 1.8%
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 3.50%, 3/1/16	1,295,000	1,323,695
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 2.40%, 3/15/17	1,000,000	1,018,274
DISH DBS Corp., 7.125%, 2/1/16	600,000	624,750
Embarq Corp., 7.08%, 6/1/16	1,000,000	1,060,948
Time Warner, Inc., 3.15%, 7/15/15	1,250,000	1,259,591
Time Warner, Inc., 5.875%, 11/15/16	1,000,000	1,077,012
		6,364,270

13

	Principal Amount	Value
Metals and Mining — 0.7%
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(1)	$890,000	$883,881
Glencore Funding LLC, 1.70%, 5/27/16(1)	1,000,000	1,004,368
Steel Dynamics, Inc., 6.125%, 8/15/19	500,000	535,000
		2,423,249
Multi-Utilities — 1.5%
Dominion Resources, Inc., 2.25%, 9/1/15	1,000,000	1,006,234
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	500,000	517,500
DPL, Inc., 6.50%, 10/15/16	175,000	184,188
GenOn Energy, Inc., 7.875%, 6/15/17	675,000	675,000
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	1,000,000	1,000,095
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	500,000	526,540
NRG Energy, Inc., 7.625%, 1/15/18	595,000	656,731
Sempra Energy, 6.50%, 6/1/16	750,000	798,058
		5,364,346
Multiline Retail — 0.2%
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	800,000	863,206
Oil, Gas and Consumable Fuels — 3.4%
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	875,000	912,188
Anadarko Petroleum Corp., 5.95%, 9/15/16	400,000	426,816
CNOOC Finance 2013 Ltd., 1.125%, 5/9/16	1,000,000	998,952
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	1,000,000	998,035
Concho Resources, Inc., 7.00%, 1/15/21	1,000,000	1,052,500
EOG Resources, Inc., 2.95%, 6/1/15	400,000	401,459
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.125%, 6/15/19	650,000	688,675
Gazprom OAO Via Gaz Capital SA, MTN, 6.21%, 11/22/16	1,080,000	1,113,750
Marathon Petroleum Corp., 3.50%, 3/1/16	985,000	1,006,662
Newfield Exploration Co., 6.875%, 2/1/20	1,000,000	1,035,450
Peabody Energy Corp., 6.00%, 11/15/18	390,000	306,150
Petrobras Global Finance BV, 2.00%, 5/20/16	1,000,000	959,000
Petrobras Global Finance BV, 3.25%, 3/17/17	1,000,000	925,000
Range Resources Corp., 6.75%, 8/1/20	870,000	906,975
		11,731,612
Pharmaceuticals — 2.6%
AbbVie, Inc., 1.75%, 11/6/17	1,000,000	1,003,979
Actavis Funding SCS, 2.35%, 3/12/18	1,200,000	1,216,904
Mylan, Inc., 1.80%, 6/24/16	1,000,000	1,008,225
Mylan, Inc., 1.35%, 11/29/16	690,000	689,308
Mylan, Inc., 7.875%, 7/15/20(1)	2,000,000	2,113,170
Perrigo Co. plc, 1.30%, 11/8/16	1,500,000	1,499,480
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	500,000	528,125
Zoetis, Inc., 1.15%, 2/1/16	1,000,000	1,000,415
		9,059,606
Real Estate Investment Trusts (REITs) — 1.5%
HCP, Inc., 3.75%, 2/1/16	600,000	613,709
HCP, Inc., 6.00%, 1/30/17	900,000	972,257

14

	Principal Amount	Value
Health Care REIT, Inc., 3.625%, 3/15/16	$650,000	$666,465
Hospitality Properties Trust, 5.625%, 3/15/17	1,000,000	1,067,180
Reckson Operating Partnership LP, 6.00%, 3/31/16	800,000	837,314
Ventas Realty LP / Ventas Capital Corp., 3.125%, 11/30/15	1,200,000	1,217,223
		5,374,148
Road and Rail — 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(1)	620,000	629,078
Semiconductors and Semiconductor Equipment — 0.5%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	660,000	669,900
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	1,000,000	1,022,500
		1,692,400
Specialty Retail — 1.3%
Hertz Corp. (The), 4.25%, 4/1/18	390,000	394,875
Hertz Corp. (The), 6.75%, 4/15/19	1,160,000	1,203,500
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	1,335,000	1,418,437
United Rentals North America, Inc., 5.75%, 7/15/18	1,380,000	1,438,995
		4,455,807
Technology Hardware, Storage and Peripherals — 0.9%
Dell, Inc., 2.30%, 9/10/15	210,000	210,263
Dell, Inc., 3.10%, 4/1/16	445,000	450,006
Hewlett-Packard Co., 2.65%, 6/1/16	1,500,000	1,528,339
Seagate HDD Cayman, 6.875%, 5/1/20	1,000,000	1,040,000
		3,228,608
Textiles, Apparel and Luxury Goods — 0.3%
Hanesbrands, Inc., 6.375%, 12/15/20	1,001,000	1,067,316
Tobacco — 0.2%
Altria Group, Inc., 4.125%, 9/11/15	800,000	812,138
Wireless Telecommunication Services — 1.2%
America Movil SAB de CV, 2.375%, 9/8/16	1,000,000	1,017,640
Sprint Communications, 6.00%, 12/1/16	1,500,000	1,568,813
T-Mobile USA, Inc., 6.46%, 4/28/19	1,500,000	1,550,625
		4,137,078
TOTAL CORPORATE BONDS (Cost $188,527,691)		188,138,795
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 14.0%
Private Sponsor Collateralized Mortgage Obligations — 10.9%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	475,236	492,236
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 2.66%, 4/1/15	721,897	723,650
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	86,172	87,207
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	254,030	264,569
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	479,505	422,955
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 4/1/15	307,149	307,356

15

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.36%, 4/1/15	$988,061	$987,446
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	965,809	1,011,263
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 4/1/15	943,730	937,511
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	789,500	773,710
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	335,004	354,851
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	247,124	259,494
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	8,959	8,797
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.47%, 4/1/15	31,312	31,030
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.07%, 4/1/15	600,930	576,212
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.58%, 4/1/15	1,106,059	966,961
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 4/1/15	338,869	337,455
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.60%, 4/1/15	267,267	266,967
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 4/1/15	1,007,293	1,012,939
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	102,393	103,272
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 4/1/15	843,681	802,144
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.67%, 4/1/15	596,088	608,687
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	170,699	179,711
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.46%, 4/1/15	942,430	927,804
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS SEQ, 3.21%, 2/15/46	1,024,000	1,050,793
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, VRN, 2.42%, 4/1/15	446,306	444,188
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.41%, 4/1/15	393,582	393,895
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 4/1/15	733,497	730,505
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	229,747	245,648
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 4/1/15	237,030	237,805
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 2.62%, 4/1/15	365,002	367,901
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 4/1/15	559,710	574,385
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 4/1/15	933,038	940,120
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	304,183	295,502

16

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	$50,629	$52,392
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.62%, 4/1/15	560,607	574,390
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.62%, 4/1/15	721,875	735,937
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.62%, 4/1/15	826,575	843,908
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.37%, 4/1/15	45,182	45,034
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.60%, 4/1/15	519,771	531,420
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.64%, 4/1/15	805,470	813,899
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	255,977	263,378
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	574,750	569,306
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	70,010	70,108
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	735,407	744,089
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	686,380	694,483
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 5.59%, 4/1/15	1,111,630	1,076,541
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.62%, 4/1/15	993,430	973,347
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A4 SEQ, VRN, 2.63%, 4/1/15	419,931	407,125
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A5 SEQ, VRN, 2.63%, 4/1/15	419,931	407,125
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.63%, 4/1/15	983,801	953,800
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.49%, 4/1/15	387,985	363,083
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.62%, 4/1/15	253,606	236,958
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.60%, 4/1/15	190,497	176,873
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.49%, 4/1/15	1,263,496	1,185,222
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.54%, 4/1/15	1,829,624	1,781,329
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.61%, 4/1/15	802,494	795,092
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 2.66%, 4/1/15	576,068	553,382
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.69%, 4/1/15	1,470,968	1,391,528
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	185,174	182,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	494,366	489,288
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	351,215	362,868

17

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	$880,975	$915,902
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	153,998	159,582
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	350,715	348,556
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	436,870	452,607
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	54,101	55,980
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	896,058	883,761
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	164,463	173,864
		37,989,834
U.S. Government Agency Collateralized Mortgage Obligations — 3.1%
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	337,745	350,182
FHLMC, Series 2899, Class HA SEQ, 4.00%, 5/15/19	29,114	29,220
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	458,191	470,220
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	255,308	265,549
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	1,410,361	1,467,402
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	319,931	332,887
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	776,873	808,323
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	803,756	838,182
FNMA, Series 2006-60, Class KF, VRN, 0.47%, 4/25/15	1,501,895	1,509,046
FNMA, Series 2009-33, Class FB, VRN, 0.99%, 4/25/15	1,951,156	1,989,913
FNMA, Series 2009-87, Class HF, VRN, 1.02%, 4/25/15	784,960	799,285
FNMA, Series 2010-50, Class AB SEQ, 2.50%, 1/25/24	131,430	131,812
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	334,751	343,899
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	1,729,980	1,730,025
		11,065,945
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,563,782)		49,055,779
U.S. TREASURY SECURITIES — 10.3%
U.S. Treasury Notes, 0.375%, 11/15/15(3)	1,400,000	1,401,422
U.S. Treasury Notes, 0.875%, 2/28/17	13,100,000	13,181,875
U.S. Treasury Notes, 0.75%, 3/15/17	2,300,000	2,308,805
U.S. Treasury Notes, 0.875%, 5/15/17	9,000,000	9,051,327
U.S. Treasury Notes, 0.50%, 7/31/17	9,000,000	8,965,548
U.S. Treasury Notes, 0.875%, 1/31/18	1,000,000	1,000,859
TOTAL U.S. TREASURY SECURITIES (Cost $35,768,667)		35,909,836
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 6.8%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class B, VRN, 1.27%, 4/15/15(1)	1,625,000	1,620,044
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/15	710,869	714,714
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/15	450,000	459,582
BBCMS Trust, Series 2013-TYSN, Class A2 SEQ, 3.76%, 9/5/32(1)	1,400,000	1,510,577
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.125%, 4/15/15(1)	2,775,000	2,788,681
18

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.98%, 4/15/15(1)	$1,675,000	$1,646,641
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class B, 4.05%, 4/10/34(1)	1,458,000	1,579,081
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(1)	2,368,255	2,379,585
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.125%, 4/15/15(1)	2,350,000	2,358,237
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	107,390	109,339
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/15	700,000	705,595
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 4/11/15	600,000	607,318
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45	620,000	650,147
Morgan Stanley Capital I Trust, Series 2005-T19, Class A4A SEQ, 4.89%, 6/12/47	1,063,977	1,065,215
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, VRN, 3.35%, 4/1/15(1)	975,000	1,030,489
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(1)	1,000,000	1,037,121
VNDO Mortgage Trust, Series 2013-PENN, Class A SEQ, 3.81%, 12/13/29(1)	800,000	863,865
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AJ, VRN, 5.15%, 4/1/15	2,500,000	2,528,589
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $23,549,317)		23,654,820
ASSET-BACKED SECURITIES(2) — 5.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A SEQ, 3.15%, 3/20/17(1)	975,000	991,961
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	750,000	749,803
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	450,000	452,150
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A1 SEQ, 0.90%, 4/15/18	506,101	506,810
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.42%, 4/15/15	1,225,000	1,218,822
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.60%, 4/7/15(1)	1,350,000	1,349,407
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 SEQ, 0.72%, 4/20/18(1)	417,991	418,023
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	571,029	571,146
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.73%, 4/10/15(1)	854,408	854,802
Hertz Fleet Lease Funding LP, Series 2014-1, Class B, VRN, 0.93%, 4/10/15(1)	1,000,000	1,001,330
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 1.33%, 4/10/15(1)	1,000,000	1,001,386
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	311,656	314,494
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	1,069,942	1,063,946
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	755,253	745,754

19

	Principal Amount	Value
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	$975,000	$976,497
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	1,073,008	1,088,152
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	1,371,621	1,378,346
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/20/31(1)	2,586,875	2,578,496
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	775,000	779,117
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	985,173	984,371
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(1)	757,917	770,925
TOTAL ASSET-BACKED SECURITIES (Cost $19,813,327)		19,795,738
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 4.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 4.7%
FHLMC, VRN, 1.75%, 4/15/15	309,130	317,872
FHLMC, VRN, 1.84%, 4/15/15	664,271	685,800
FHLMC, VRN, 1.97%, 4/15/15	423,008	439,142
FHLMC, VRN, 1.98%, 4/15/15	572,319	592,888
FHLMC, VRN, 2.09%, 4/15/15	1,130,150	1,154,700
FHLMC, VRN, 2.34%, 4/15/15	694,603	707,691
FHLMC, VRN, 2.38%, 4/15/15	1,079,741	1,155,959
FHLMC, VRN, 2.39%, 4/15/15	207,090	222,022
FHLMC, VRN, 2.39%, 4/15/15	107,797	115,302
FHLMC, VRN, 2.56%, 4/15/15	516,058	547,622
FHLMC, VRN, 2.65%, 4/15/15	788,253	824,005
FHLMC, VRN, 3.28%, 4/15/15	366,633	391,474
FHLMC, VRN, 3.56%, 4/15/15	482,459	513,146
FHLMC, VRN, 3.78%, 4/15/15	851,826	901,248
FHLMC, VRN, 4.07%, 4/15/15	265,891	280,431
FHLMC, VRN, 4.21%, 4/15/15	522,240	553,026
FHLMC, VRN, 5.14%, 4/15/15	317,426	338,093
FHLMC, VRN, 5.35%, 4/15/15	261,913	277,492
FHLMC, VRN, 6.12%, 4/15/15	146,668	157,175
FNMA, VRN, 1.89%, 4/25/15	676,665	712,476
FNMA, VRN, 1.92%, 4/25/15	743,295	783,007
FNMA, VRN, 1.94%, 4/25/15	754,046	794,152
FNMA, VRN, 1.94%, 4/25/15	958,781	1,009,776
FNMA, VRN, 2.19%, 4/25/15	322,614	344,902
FNMA, VRN, 2.20%, 4/25/15	110,188	117,595
FNMA, VRN, 2.31%, 4/25/15	179,859	193,977
FNMA, VRN, 2.32%, 4/25/15	12,786	13,624
FNMA, VRN, 3.04%, 4/25/15	958,173	998,018
FNMA, VRN, 3.36%, 4/25/15	816,985	858,897
FNMA, VRN, 5.07%, 4/25/15	361,045	388,359
		16,389,871
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, 5.50%, 12/1/36	3,550	3,976

20

	Principal Amount	Value
FNMA, 5.00%, 7/1/20	$34,192	$36,934
FNMA, 5.50%, 7/1/36	6,192	6,976
		47,886
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $16,251,620)		16,437,757
MUNICIPAL SECURITIES — 1.0%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	1,930,000	1,479,943
Puerto Rico Electric Power Authority Rev., Series 2007 TT, 5.00%, 7/1/18	365,000	217,095
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/18	370,000	220,069
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/18	1,870,000	1,112,108
Puerto Rico GO, Series 2008 A, (Public Improvement), 5.50%, 7/1/18	405,000	345,007
Puerto Rico GO, Series 2011 D, (Public Improvement), 5.00%, 7/1/19	275,000	220,649
TOTAL MUNICIPAL SECURITIES (Cost $4,796,891)		3,594,871
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Brazil — 0.2%
Brazilian Government International Bond, 6.00%, 1/17/17 (Cost $537,992)	500,000	536,875
TEMPORARY CASH INVESTMENTS — 3.1%
BNP Paribas Finance, Inc., 0.03%, 4/1/15(4)	10,962,000	10,961,969
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $717), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $702)		702
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,962,702)		10,962,671
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $348,771,989)		348,087,142
OTHER ASSETS AND LIABILITIES — 0.3%		978,943
TOTAL NET ASSETS — 100.0%		$349,066,085

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	950,000	USD	728,137	Barclays Bank plc	4/30/15	$(5,737)
AUD	350,000	USD	274,943	JPMorgan Chase Bank N.A.	4/30/15	(8,795)
USD	266,255	AUD	350,000	Barclays Bank plc	4/30/15	107
USD	755,340	AUD	981,299	UBS AG	4/30/15	9,140
CAD	375,396	USD	300,000	State Street Bank and Trust	4/30/15	(3,713)
CAD	429,978	USD	346,070	Westpac Group	4/30/15	(6,704)
USD	500,000	CAD	623,697	JPMorgan Chase Bank N.A.	4/30/15	7,739
USD	250,000	CAD	317,343	JPMorgan Chase Bank N.A.	4/30/15	(467)
USD	350,000	CAD	437,435	State Street Bank and Trust	4/30/15	4,748
CHF	274,106	USD	298,717	Westpac Group	4/30/15	(16,341)
USD	400,000	CHF	368,214	UBS AG	4/30/15	20,676
CLP	713,080,085	USD	1,135,026	UBS AG	4/30/15	4,262

21

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	99,918	CLP	63,297,945	UBS AG	4/30/15	$(1,213)
USD	56,630	CLP	35,874,997	UBS AG	4/30/15	(688)
USD	729,992	CLP	462,450,002	UBS AG	4/30/15	(8,864)
USD	349,239	CLP	216,772,647	UBS AG	4/30/15	2,901
USD	500,000	CZK	12,288,600	Barclays Bank plc	4/30/15	20,480
USD	149,841	CZK	3,614,895	JPMorgan Chase Bank N.A.	4/30/15	8,782
EUR	250,000	USD	279,778	Deutsche Bank	4/30/15	(10,867)
EUR	400,000	USD	434,880	JPMorgan Chase Bank N.A.	4/30/15	(4,622)
EUR	400,000	USD	425,460	JPMorgan Chase Bank N.A.	4/30/15	4,798
EUR	650,000	USD	741,395	Westpac Group	4/30/15	(42,226)
USD	896,162	EUR	800,000	JPMorgan Chase Bank N.A.	4/30/15	35,646
USD	764,736	EUR	700,000	JPMorgan Chase Bank N.A.	4/30/15	11,785
USD	1,263,694	EUR	1,099,958	UBS AG	4/30/15	80,531
GBP	200,000	USD	298,609	Barclays Bank plc	4/30/15	(1,983)
GBP	600,000	USD	923,602	State Street Bank and Trust	4/30/15	(33,725)
GBP	300,000	USD	461,839	Westpac Group	4/30/15	(16,901)
USD	883,524	GBP	600,000	Barclays Bank plc	4/30/15	(6,353)
USD	668,598	GBP	450,000	Deutsche Bank	4/30/15	1,191
USD	758,056	GBP	500,128	UBS AG	4/30/15	16,302
JPY	47,418,000	USD	399,080	Barclays Bank plc	4/30/15	(3,564)
JPY	102,995,350	USD	850,000	Barclays Bank plc	4/30/15	9,090
JPY	66,453,420	USD	550,000	State Street Bank and Trust	4/30/15	4,292
JPY	66,016,445	USD	550,000	UBS AG	4/30/15	647
USD	1,020,778	JPY	119,671,838	JPMorgan Chase Bank N.A.	4/30/15	22,588
USD	850,000	JPY	101,893,750	State Street Bank and Trust	4/30/15	98
USD	1,450,000	JPY	175,057,340	Westpac Group	4/30/15	(10,163)
KRW	812,624,999	USD	746,212	Westpac Group	4/30/15	(14,331)
KRW	532,956,350	USD	489,400	Westpac Group	4/30/15	(9,399)
KRW	827,625,000	USD	750,000	Westpac Group	4/30/15	(4,610)
USD	400,000	KRW	440,404,000	UBS AG	4/30/15	3,355
USD	500,000	KRW	552,625,000	UBS AG	4/30/15	2,285
USD	400,000	KRW	443,320,000	UBS AG	4/30/15	729
NOK	3,647,919	USD	480,203	Barclays Bank plc	4/30/15	(27,683)
NOK	1,973,985	USD	250,000	Deutsche Bank	4/30/15	(5,129)
NOK	3,645,597	USD	457,648	State Street Bank and Trust	4/30/15	(5,416)
USD	387,680	NOK	2,916,131	Deutsche Bank	4/30/15	25,938
USD	750,000	NOK	6,216,473	State Street Bank and Trust	4/30/15	(21,146)
NZD	1,098,598	USD	827,134	Barclays Bank plc	4/30/15	(8,054)
NZD	600,000	USD	457,294	State Street Bank and Trust	4/30/15	(9,953)
USD	586,276	NZD	800,000	UBS AG	4/30/15	(10,179)
SEK	2,589,292	USD	300,000	Barclays Bank plc	4/30/15	776
USD	546,726	SEK	4,477,916	JPMorgan Chase Bank N.A.	4/30/15	26,565
SGD	1,307,881	USD	960,406	Barclays Bank plc	4/30/15	(7,998)
USD	349,239	SGD	475,849	UBS AG	4/30/15	2,722
USD	705,412	SGD	950,825	Westpac Group	4/30/15	13,014
TWD	3,284,000	USD	104,553	Westpac Group	4/30/15	578
USD	206,063	TWD	6,472,450	Westpac Group	4/30/15	(1,139)
						$33,802

22

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
270	U.S. Treasury 2-Year Notes	June 2015	$59,172,188	$174,840

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
54	U.S. Treasury 5-Year Notes	June 2015	$6,491,391	$(58,286)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†     Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $51,892,497, which represented 14.9% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $170,419.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $348,771,989)	$348,087,142
Receivable for investments sold	395,722
Receivable for capital shares sold	168,845
Receivable for variation margin on futures contracts	27,000
Unrealized appreciation on forward foreign currency exchange contracts	341,765
Interest receivable	2,194,847
351,215,321

Liabilities
Disbursements in excess of demand deposit cash	20,179
Payable for investments purchased	1,088,660
Payable for capital shares redeemed	482,582
Unrealized depreciation on forward foreign currency exchange contracts	307,963
Accrued management fees	169,197
Distribution and service fees payable	32,825
Dividends payable	47,830
2,149,236

Net Assets	$349,066,085

Net Assets Consist of:
Capital paid in	$352,739,320
Undistributed net investment income	167,041
Accumulated net realized loss	(3,305,785)
Net unrealized depreciation	(534,491)
$349,066,085

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$217,035,393	21,004,809	$10.33
Institutional Class	$50,714,565	4,908,504	$10.33
A Class	$56,702,712	5,488,224	$10.33*
C Class	$23,414,037	2,265,083	$10.34
R Class	$1,199,378	116,018	$10.34
*Maximum offering price $10.57 (net asset value divided by 0.9775).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Interest	$8,847,733

Expenses:
Management fees	2,294,503
Distribution and service fees:
A Class	190,860
C Class	257,198
R Class	6,592
Trustees' fees and expenses	22,709
Other expenses	428
2,772,290

Net investment income (loss)	6,075,443

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(779,513)
Futures contract transactions	(112,662)
Foreign currency transactions	483,097
(409,078)

Change in net unrealized appreciation (depreciation) on:
Investments	(2,322,059)
Futures contracts	(93,749)
Translation of assets and liabilities in foreign currencies	271,550
(2,144,258)

Net realized and unrealized gain (loss)	(2,553,336)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,522,107

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$6,075,443	$4,775,016
Net realized gain (loss)	(409,078)	(609,639)
Change in net unrealized appreciation (depreciation)	(2,144,258)	(3,309,968)
Net increase (decrease) in net assets resulting from operations	3,522,107	855,409

Distributions to Shareholders
From net investment income:
Investor Class	(4,739,419)	(4,082,734)
Institutional Class	(922,352)	(664,491)
A Class	(1,238,879)	(1,050,093)
C Class	(225,572)	(102,646)
R Class	(18,109)	(14,538)
From net realized gains:
Investor Class	—	(190,862)
Institutional Class	—	(29,455)
A Class	—	(60,249)
C Class	—	(20,920)
R Class	—	(1,065)
Decrease in net assets from distributions	(7,144,331)	(6,217,053)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(102,392,606)	(20,173,020)

Net increase (decrease) in net assets	(106,014,830)	(25,534,664)

Net Assets
Beginning of period	455,080,915	480,615,579
End of period	$349,066,085	$455,080,915

Undistributed net investment income	$167,041	$153,730

See Notes to Financial Statements.

26

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

27

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

28

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.60% for the Investor Class, A Class, C Class and R Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $221,202,968, of which $107,471,395 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 totaled $324,390,696, of which $179,609,719 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,404,998	$107,793,051	19,332,645	$202,188,070
Issued in reinvestment of distributions	414,688	4,293,050	347,853	3,635,593
Redeemed	(17,965,015)	(186,141,916)	(19,279,624)	(201,484,206)
	(7,145,329)	(74,055,815)	400,874	4,339,457
Institutional Class
Sold	3,853,173	39,831,350	2,653,540	27,725,790
Issued in reinvestment of distributions	88,866	919,474	66,409	693,933
Redeemed	(2,798,674)	(28,963,696)	(2,677,985)	(27,961,207)
	1,143,365	11,787,128	41,964	458,516
A Class
Sold	2,164,445	22,413,844	5,226,320	54,634,251
Issued in reinvestment of distributions	92,226	954,830	87,372	913,099
Redeemed	(5,537,513)	(57,306,825)	(7,396,727)	(77,405,988)
	(3,280,842)	(33,938,151)	(2,083,035)	(21,858,638)
C Class
Sold	411,409	4,251,580	1,382,196	14,459,100
Issued in reinvestment of distributions	16,755	173,526	8,803	91,958
Redeemed	(985,612)	(10,210,154)	(1,669,061)	(17,455,721)
	(557,448)	(5,785,048)	(278,062)	(2,904,663)
R Class
Sold	46,935	486,840	89,233	933,918
Issued in reinvestment of distributions	1,729	17,912	1,484	15,525
Redeemed	(87,316)	(905,472)	(110,777)	(1,157,135)
	(38,652)	(400,720)	(20,060)	(207,692)
Net increase (decrease)	(9,878,906)	$(102,392,606)	(1,938,319)	$(20,173,020)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$188,138,795	—
Collateralized Mortgage Obligations	—	49,055,779	—
U.S. Treasury Securities	—	35,909,836	—
Commercial Mortgage-Backed Securities	—	23,654,820	—
Asset-Backed Securities	—	19,795,738	—
U.S. Government Agency Mortgage-Backed Securities	—	16,437,757	—
Municipal Securities	—	3,594,871	—
Sovereign Governments and Agencies	—	536,875	—
Temporary Cash Investments	—	10,962,671	—
	—	$348,087,142	—
Other Financial Instruments
Futures Contracts	$174,840	—	—
Forward Foreign Currency Exchange Contracts	—	$341,765	—
	$174,840	$341,765	—

Liabilities
Other Financial Instruments
Futures Contracts	$(58,286)	—	—
Forward Foreign Currency Exchange Contracts	—	$(307,963)	—
	$(58,286)	$(307,963)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $39,205,310.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and

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change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 448 contracts.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$341,765	Unrealized depreciation on forward foreign currency exchange contracts	$307,963
Interest Rate Risk	Receivable for variation margin on futures contracts*	27,000	Payable for variation margin on futures contracts*	—
		$368,765		$307,963

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$483,097	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$271,550
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(112,662)	Change in net unrealized appreciation (depreciation) on futures contracts	(93,749)
		$370,435		$177,801

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$7,144,331	$6,217,053
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$348,773,892
Gross tax appreciation of investments	$2,270,496
Gross tax depreciation of investments	(2,957,246)
Net tax appreciation (depreciation) of investments	(686,750)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	7,178
Net tax appreciation (depreciation)	$(679,572)
Other book-to-tax adjustments	$(106,822)
Undistributed ordinary income	$167,041
Accumulated short-term capital losses	$(2,649,042)
Accumulated long-term capital losses	$(404,840)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.42	0.17	(0.06)	0.11	(0.20)	—	(0.20)	$10.33	1.02%	0.60%	1.61%	56%	$217,035
2014	$10.54	0.12	(0.09)	0.03	(0.14)	(0.01)	(0.15)	$10.42	0.28%	0.60%	1.11%	94%	$293,408
2013	$10.50	0.10	0.07	0.17	(0.12)	(0.01)	(0.13)	$10.54	1.61%	0.60%	0.99%	77%	$292,484
2012	$10.51	0.15	0.11	0.26	(0.27)	—	(0.27)	$10.50	2.52%	0.61%	1.48%	100%	$193,624
2011	$10.46	0.19	0.07	0.26	(0.20)	(0.01)	(0.21)	$10.51	2.48%	0.61%	1.77%	72%	$179,159
Institutional Class
2015	$10.42	0.19	(0.06)	0.13	(0.22)	—	(0.22)	$10.33	1.22%	0.40%	1.81%	56%	$50,715
2014	$10.54	0.14	(0.09)	0.05	(0.16)	(0.01)	(0.17)	$10.42	0.48%	0.40%	1.31%	94%	$39,239
2013	$10.50	0.12	0.07	0.19	(0.14)	(0.01)	(0.15)	$10.54	1.81%	0.40%	1.19%	77%	$39,236
2012	$10.51	0.18	0.10	0.28	(0.29)	—	(0.29)	$10.50	2.72%	0.41%	1.68%	100%	$19,492
2011	$10.46	0.20	0.08	0.28	(0.22)	(0.01)	(0.23)	$10.51	2.69%	0.41%	1.97%	72%	$44,932
A Class
2015	$10.42	0.14	(0.06)	0.08	(0.17)	—	(0.17)	$10.33	0.77%	0.85%	1.36%	56%	$56,703
2014	$10.54	0.09	(0.08)	0.01	(0.12)	(0.01)	(0.13)	$10.42	0.03%	0.85%	0.86%	94%	$91,390
2013	$10.50	0.08	0.06	0.14	(0.09)	(0.01)	(0.10)	$10.54	1.35%	0.85%	0.74%	77%	$114,370
2012	$10.51	0.13	0.11	0.24	(0.25)	—	(0.25)	$10.50	2.26%	0.86%	1.23%	100%	$130,824
2011	$10.46	0.16	0.07	0.23	(0.17)	(0.01)	(0.18)	$10.51	2.23%	0.86%	1.52%	72%	$115,063

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$10.43	0.06	(0.06)	—	(0.09)	—	(0.09)	$10.34	0.02%	1.60%	0.61%	56%	$23,414
2014	$10.54	0.01	(0.08)	(0.07)	(0.03)	(0.01)	(0.04)	$10.43	(0.66)%	1.60%	0.11%	94%	$29,431
2013	$10.51	—(3)	0.05	0.05	(0.01)	(0.01)	(0.02)	$10.54	0.53%	1.60%	(0.01)%	77%	$32,682
2012	$10.51	0.05	0.12	0.17	(0.17)	—	(0.17)	$10.51	1.59%	1.61%	0.48%	100%	$38,754
2011	$10.46	0.08	0.07	0.15	(0.09)	(0.01)	(0.10)	$10.51	1.47%	1.61%	0.77%	72%	$42,875
R Class
2015	$10.43	0.11	(0.06)	0.05	(0.14)	—	(0.14)	$10.34	0.52%	1.10%	1.11%	56%	$1,199
2014	$10.55	0.06	(0.08)	(0.02)	(0.09)	(0.01)	(0.10)	$10.43	(0.22)%	1.10%	0.61%	94%	$1,613
2013	$10.51	0.05	0.06	0.11	(0.06)	(0.01)	(0.07)	$10.55	1.10%	1.10%	0.49%	77%	$1,843
2012	$10.52	0.10	0.11	0.21	(0.22)	—	(0.22)	$10.51	2.01%	1.11%	0.98%	100%	$1,655
2011	$10.46	0.13	0.09	0.22	(0.15)	(0.01)	(0.16)	$10.52	2.07%	1.11%	1.27%	72%	$2,133

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Contact Us	americancentury.com
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American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85528 1505

ANNUAL REPORT	MARCH 31, 2015

Strategic Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the roughly eight months from July 28, 2014 to March 31, 2015. It provides investment performance and portfolio information for the reporting period since the fund’s inception.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Conditions Favored Longer-Maturity, Higher-Quality U.S. Bonds

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

As is typically the case in the U.S. bond market during a Treasury market rally, longer-maturity bonds generally outperformed shorter-maturity notes, and higher-quality securities generally outperformed those of lower credit quality. This meant that bond portfolios biased toward shorter maturities and/or high-yield securities tended to underperform. This was unexpected, considering that interest rates were expected to rise as the Federal Reserve ended its bond-buying program and made plans to raise its overnight interest rate target as the U.S. economy improved. But global events overrode U.S. factors, and interest rates fell.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ASIEX	0.91%(2)	7/28/14
Barclays U.S. Aggregate Bond Index	—	3.57%	—
Institutional Class	ASIJX	1.05%(2)	7/28/14
A Class	ASIQX		7/28/14
No sales charge*		0.74%(2)
With sales charge*		-3.78%(2)
C Class	ASIHX		7/28/14
No sales charge*		0.24%(2)
With sales charge*		-0.74%(2)
R Class	ASIWX	0.58%(2)	7/28/14
R6 Class	ASIPX	1.08%(2)	7/28/14
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $10,091**

Barclays U.S. Aggregate Bond Index — $10,357

*From July 28, 2014, the Investor Class's inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.81%	0.61%	1.06%	1.81%	1.31%	0.56%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Strategic Income advanced 0.91%* for the period from July 28, 2014, the fund’s inception, through March 31, 2015, the fund’s fiscal year-end. The fund’s longer-duration (more price sensitivity to interest rate changes) U.S. broad-market investment-grade benchmark, the Barclays U.S. Aggregate Bond Index, gained 3.57% for the same period. Fund returns reflect operating expenses, while index returns do not.

Strategic Income’s absolute return benefited from favorable overall bond market conditions, but it also reflected the portfolio’s income-related focus on sectors that underperformed during the reporting period. Underperformance relative to the benchmark was also a function of the fund’s income focus, the relative underperformance of income-related sectors that are not prevalent in the benchmark, and the benchmark’s longer duration during a period that strongly favored longer-duration U.S. government bonds that were more prevalent in the benchmark than in the portfolio.

Broad U.S. Bond Market Rallied on Global Influences

Performance in the broad U.S. bond market (represented by the fund’s benchmark) during the nearly eight-month period defied most investor expectations. Despite improving U.S. economic fundamentals—which distinguished the U.S. from most regions of the world, where slowing or stagnant growth were the norms—U.S. bonds generally rallied. Additionally, bonds advanced despite the October 2014 conclusion of the Federal Reserve’s (the Fed’s) aggressive quantitative easing (QE) program, an event many feared would send yields higher and drag down bond market performance. But that wasn’t the case. Global factors overshadowed the U.S. economic backdrop and drove bond returns higher.

Through much of the period, the ongoing conflict between Russia and Ukraine and escalating violence in the Middle East triggered demand for the perceived “safe-haven” attributes of U.S. Treasuries. Additionally, moderate growth in the U.S. and weak growth nearly everywhere else largely benefited the U.S. bond market. While the Fed ended QE and prepared the markets for an eventual increase in short-term interest rates, other leading central banks pursued aggressive QE and other stimulus programs to combat economic weakness. The resulting interest rate dynamic increased the investment appeal of the U.S. dollar relative to other currencies. It also made U.S. Treasuries relatively more attractive than government bonds of other nations, where yields plunged due to central bank bond buying. At the same time, inflation remained low, largely due to commodity price weakness, which also aided U.S. bonds, particularly those with longer maturities.

Energy Volatility Hurt High-Yield, Emerging Markets Performance

The fund provided diversified exposure to higher-yielding segments of the fixed-income market, including high-yield corporate securities, the securitized sector, and emerging market debt. High-yielding sectors tend to have shorter durations than investment-grade sectors, such as those in the benchmark. This detracted from relative performance in a period that rewarded longer-duration U.S. government bond exposure. In addition, some of the same global events that benefited U.S. government bonds were hurdles for high-yield corporate bonds and emerging market debt, which represented two of largest weightings in the portfolio.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

For high-yield corporate securities, which represented approximately 31% of the portfolio as of March 31, 2015, credit fundamentals remained strong during the period, primarily due to companies’ ongoing efforts to deleverage, grow earnings, and improve overall efficiency. The default rate on U.S. high-yield corporate debt remained low at 1.9% at the end of March 2015, according to Moody’s Investors Service. Meanwhile, the supply of high-yield debt remained robust during the period, but investor demand easily absorbed the supply. However, heightened energy sector volatility and spread widening (wider yield differences compared with comparable-maturity Treasuries) in the second half of 2014 led to underperformance for the sector relative to investment-grade bonds. We used credit default swaps as part of our high-yield strategy.

Similar to the high-yield corporate sector, emerging market debt securities, which comprised approximately 14% of the portfolio at the end of March, struggled on energy and broader commodity price declines in the second half of 2014. In addition, ongoing geopolitical concerns, a stronger U.S. dollar, and slowing growth in China led to negative investor sentiment toward the sector. Yet, fundamentals generally remained strong, which, along with a rebound in the energy sector, contributed to investors’ renewed interest in emerging markets in early 2015. Performance in the first quarter of 2015 offset some of the negative results earlier in the period.

Securitized Sector Aided Performance

We also maintained a large weighting in the securitized sector, which represented approximately 31% of the portfolio at the end of March. This strategy aided performance as securitized spreads narrowed. Security selection also contributed within the sector, where our preference for non-agency commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs) helped performance.

A position in investment-grade corporate bonds also contributed to performance. Investor demand for yield and relatively healthy corporate fundamentals helped the broad investment-grade credit market, while our security selection further lifted results.

Outlook

We anticipate U.S. economic fundamentals and future Fed policy could support a higher, more “normal” interest rate environment, though the onset and magnitude of that higher rate environment could be delayed by global factors. We believe the fundamental environment for higher-yielding fixed-income securities should remain favorable, even as U.S. interest rates gradually rise. We believe the sell-off that occurred in the second half of 2014 within the high-yield corporate and emerging market sectors helped create more potential value in those markets, and further volatility this year could create other opportunities. We will continue to tactically adjust the portfolio’s sector positions based on fundamental credit factors and technical market events in the U.S. and non-U.S. fixed-income markets.

6

Fund Characteristics

MARCH 31, 2015
Portfolio at a Glance
Average Duration (effective)	3.6 years
Weighted Average Life	5.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	48.3%
Collateralized Mortgage Obligations	15.5%
Mutual Funds	14.1%
Commercial Mortgage-Backed Securities	11.6%
Asset-Backed Securities	4.1%
Municipal Securities	1.2%
Preferred Stocks	1.1%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	1.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,014.90	$3.27	0.65%
Investor Class (before waiver)	$1,000	$1,014.90(2)	$3.77	0.75%
Institutional Class (after waiver)	$1,000	$1,015.90	$2.26	0.45%
Institutional Class (before waiver)	$1,000	$1,015.90(2)	$2.76	0.55%
A Class (after waiver)	$1,000	$1,013.60	$4.52	0.90%
A Class (before waiver)	$1,000	$1,013.60(2)	$5.02	1.00%
C Class (after waiver)	$1,000	$1,009.90	$8.27	1.65%
C Class (before waiver)	$1,000	$1,009.90(2)	$8.77	1.75%
R Class (after waiver)	$1,000	$1,012.40	$5.77	1.15%
R Class (before waiver)	$1,000	$1,012.40(2)	$6.27	1.25%
R6 Class (after waiver)	$1,000	$1,016.10	$2.01	0.40%
R6 Class (before waiver)	$1,000	$1,016.10(2)	$2.51	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.69	$3.28	0.65%
Investor Class (before waiver)	$1,000	$1,021.19	$3.78	0.75%
Institutional Class (after waiver)	$1,000	$1,022.69	$2.27	0.45%
Institutional Class (before waiver)	$1,000	$1,022.19	$2.77	0.55%
A Class (after waiver)	$1,000	$1,020.44	$4.53	0.90%
A Class (before waiver)	$1,000	$1,019.95	$5.04	1.00%
C Class (after waiver)	$1,000	$1,016.70	$8.30	1.65%
C Class (before waiver)	$1,000	$1,016.21	$8.80	1.75%
R Class (after waiver)	$1,000	$1,019.20	$5.79	1.15%
R Class (before waiver)	$1,000	$1,018.70	$6.29	1.25%
R6 Class (after waiver)	$1,000	$1,022.94	$2.02	0.40%
R6 Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

MARCH 31, 2015

		Principal Amount/ Shares	Value
CORPORATE BONDS — 48.3%
Aerospace and Defense — 0.7%
Bombardier, Inc., 7.50%, 3/15/18(1)		$25,000	$26,703
Bombardier, Inc., 5.75%, 3/15/22(1)		25,000	23,688
			50,391
Airlines — 0.4%
United Continental Holdings, Inc., 6.375%, 6/1/18		25,000	26,719
Auto Components — 0.4%
Schaeffler Finance BV, 4.75%, 5/15/21(1)		25,000	25,375
Automobiles — 1.2%
General Motors Financial Co., Inc., 3.25%, 5/15/18		35,000	35,744
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		25,000	25,813
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)		25,000	26,437
			87,994
Banks — 7.2%
Akbank TAS, 3.875%, 10/24/17		15,000	15,158
Banco Bradesco SA, 4.50%, 1/12/17		15,000	15,450
Banco do Brasil SA, 3.875%, 1/23/17		15,000	15,225
Bank of America Corp., VRN, 5.20%, 6/1/23		35,000	33,950
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	50,000	66,313
BBVA Banco Continental SA, 3.25%, 4/8/18(1)		$15,000	15,450
CGG SA, 6.50%, 6/1/21		25,000	20,062
Citigroup, Inc., 4.00%, 8/5/24		50,000	51,394
Citigroup, Inc., VRN, 5.90%, 2/15/23		35,000	35,437
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	20,000	25,104
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	50,000	60,798
Corpbanca SA, 3.125%, 1/15/18		$15,000	14,920
Grupo Aval Ltd., 5.25%, 2/1/17		15,000	15,713
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	50,000	64,364
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18		$15,000	15,943
Post Holdings, Inc., 6.75%, 12/1/21(1)		50,000	50,625
			515,906
Capital Markets — 0.2%
DBS Bank Ltd., VRN, 3.625%, 9/21/17		15,000	15,572
Commercial Services and Supplies — 1.5%
Envision Healthcare Corp., 5.125%, 7/1/22(1)		50,000	51,250
Pitney Bowes, Inc., 4.625%, 3/15/24		50,000	52,541
			103,791
Consumer Finance — 0.7%
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		50,000	51,500
Diversified Financial Services — 2.2%
Ally Financial, Inc., 5.50%, 2/15/17		25,000	26,063
Ally Financial, Inc., 8.00%, 3/15/20		21,000	25,095
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.875%, 3/15/19		50,000	51,062

10

	Principal Amount/ Shares	Value
Morgan Stanley, 5.00%, 11/24/25	$50,000	$55,302
		157,522
Diversified Telecommunication Services — 1.6%
CenturyLink, Inc., 5.625%, 4/1/20	25,000	26,344
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	25,000	27,250
Telecom Italia Capital SA, 7.00%, 6/4/18	25,000	27,953
Telecom Italia Capital SA, 7.18%, 6/18/19	25,000	28,875
		110,422
Energy Equipment and Services — 1.5%
Basic Energy Services, Inc., 7.75%, 10/15/22	50,000	37,250
FTS International, Inc., 6.25%, 5/1/22(1)	25,000	18,500
Hercules Offshore, Inc., 7.50%, 10/1/21(1)	25,000	7,125
Transocean, Inc., 6.50%, 11/15/20	50,000	41,950
		104,825
Gas Utilities — 2.1%
Rockies Express Pipeline LLC, 6.85%, 7/15/18(1)	25,000	27,125
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)	25,000	26,656
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18(1)	50,000	51,625
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	46,297
		151,703
Health Care Equipment and Supplies — 1.4%
Hologic, Inc., 6.25%, 8/1/20	50,000	52,125
Mallinckrodt International Finance SA, 3.50%, 4/15/18	50,000	49,500
		101,625
Health Care Providers and Services — 4.5%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	25,000	25,156
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	50,000	51,750
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	25,000	26,625
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	25,000	27,263
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21(1)	25,000	27,500
HCA, Inc., 8.00%, 10/1/18	25,000	29,031
HCA, Inc., 6.50%, 2/15/20	25,000	28,213
LifePoint Hospitals, Inc., 5.50%, 12/1/21	50,000	52,625
Tenet Healthcare Corp., 4.75%, 6/1/20	25,000	25,461
Tenet Healthcare Corp., 6.00%, 10/1/20	25,000	26,531
		320,155
Hotels, Restaurants and Leisure — 0.3%
Wynn Macau Ltd., 5.25%, 10/15/21(1)	25,000	23,812
Household Durables — 4.0%
D.R. Horton, Inc., 3.625%, 2/15/18	25,000	25,594
D.R. Horton, Inc., 3.75%, 3/1/19	25,000	25,375
KB Home, 7.25%, 6/15/18	50,000	54,250
Lennar Corp., 4.75%, 12/15/17	25,000	26,125
Lennar Corp., 4.125%, 12/1/18	25,000	25,500
Meritage Homes Corp., 7.15%, 4/15/20	50,000	54,125
Toll Brothers Finance Corp., 4.00%, 12/31/18	25,000	25,750
Toll Brothers Finance Corp., 5.625%, 1/15/24	25,000	27,187
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(1)	25,000	24,558
		288,464

11

	Principal Amount/ Shares	Value
Household Products — 0.8%
Spectrum Brands, Inc., 6.625%, 11/15/22	$50,000	$53,750
Industrial Conglomerates — 0.7%
HD Supply, Inc., 5.25%, 12/15/21(1)	50,000	51,625
Insurance — 2.4%
International Lease Finance Corp., 4.625%, 4/15/21	50,000	51,875
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)	25,000	25,762
Voya Financial, Inc., VRN, 5.65%, 5/15/23	50,000	52,500
XLIT Ltd., VRN, 6.50%, 4/15/17	50,000	44,375
		174,512
Machinery — 0.7%
CNH Industrial Capital LLC, 3.625%, 4/15/18	50,000	50,375

Media — 2.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 6/1/20	50,000	53,562
CSC Holdings LLC, 7.875%, 2/15/18	50,000	56,375
Gannett Co., Inc., 5.125%, 7/15/20	50,000	52,313
		162,250
Metals and Mining — 2.9%
First Quantum Minerals Ltd., 6.75%, 2/15/20(1)	50,000	46,500
First Quantum Minerals Ltd., 7.00%, 2/15/21(1)	25,000	23,312
Freeport-McMoRan, Inc., 2.30%, 11/14/17	35,000	34,906
Newmont Mining Corp., 3.50%, 3/15/22	50,000	48,603
United States Steel Corp., 6.05%, 6/1/17	25,000	26,187
United States Steel Corp., 7.00%, 2/1/18	25,000	26,250
		205,758
Multi-Utilities — 1.7%
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	30,000	31,050
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	30,000	31,592
NRG Energy, Inc., 7.625%, 1/15/18	50,000	55,188
		117,830
Oil, Gas and Consumable Fuels — 2.1%
MEG Energy Corp., 6.375%, 1/30/23(1)	25,000	23,175
MEG Energy Corp., 7.00%, 3/31/24(1)	25,000	23,687
Peabody Energy Corp., 6.50%, 9/15/20	50,000	30,625
Petrobras Global Finance BV, 3.25%, 3/17/17	15,000	13,875
Petrobras Global Finance BV, 5.375%, 1/27/21	30,000	27,360
SandRidge Energy, Inc., 7.50%, 2/15/23	50,000	31,000
		149,722
Pharmaceuticals — 1.4%
Endo Finance LLC, 5.75%, 1/15/22(1)	50,000	51,375
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	25,000	26,406
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21(1)	25,000	25,438
		103,219
Semiconductors and Semiconductor Equipment — 1.5%
Freescale Semiconductor, Inc., 5.00%, 5/15/21(1)	25,000	26,500
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	25,000	27,188
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(1)	25,000	26,531
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(1)	25,000	26,625
		106,844

12

	Principal Amount/ Shares	Value
Specialty Retail — 1.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 4/1/23	$50,000	$51,688
Sally Holdings LLC / Sally Capital, Inc., 5.75%, 6/1/22	50,000	53,437
		105,125
Technology Hardware, Storage and Peripherals — 0.4%
Seagate HDD Cayman, 4.75%, 6/1/23	30,000	31,584
TOTAL CORPORATE BONDS (Cost $3,599,976)		3,448,370
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 15.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.36%, 4/1/15	19,101	19,089
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	60,910	63,777
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.20%, 4/1/15	98,688	96,714
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.58%, 4/1/15	48,667	42,546
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS SEQ, 3.21%, 2/15/46	50,000	51,308
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 4/1/15	10,479	10,436
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 4/1/15	34,073	34,184
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.63%, 4/1/15	19,868	19,974
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.37%, 4/1/15	69,942	69,713
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 4/1/15	97,510	99,020
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR8, Class 2A1, VRN, 2.60%, 4/1/15	33,521	33,753
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	41,662	41,071
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	55,401	56,055
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.62%, 4/1/15	55,021	53,908
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.61%, 4/1/15	80,559	76,507
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.63%, 4/1/15	55,093	53,413
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.60%, 4/1/15	15,875	14,739
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.49%, 4/1/15	36,851	34,569
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.54%, 4/1/15	121,975	118,755
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.69%, 4/1/15	49,032	46,384
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	16,033	15,934
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	58,340	57,459
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,098,147)		1,109,308
MUTUAL FUNDS(3) — 14.1%
Emerging Markets Debt Fund R6 Class (Cost $1,011,519)	101,355	1,002,398

13

	Principal Amount/ Shares	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 11.6%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class D, VRN, 2.07%, 4/15/15(1)	$50,000	$49,858
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	50,000	52,242
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.125%, 4/15/15(1)	50,000	50,246
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	25,000	27,165
COMM Mortgage Trust, Series 2015-3BP, Class D, VRN, 3.24%, 4/1/15(1)	50,000	48,363
COMM Mortgage Trust, Series 2015-CR22, Class B, 3.93%, 3/10/48	25,000	26,102
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/15	68,000	74,855
Commercial Mortgage Trust, Series 2014-CR15, Class B, VRN, 4.72%, 4/1/15	65,000	74,040
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/15	30,000	32,786
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AJ SEQ, 4.78%, 7/10/39	16,749	16,755
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class B, 4.05%, 4/10/34(1)	50,000	54,152
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	50,000	52,678
GS Mortgage Securities Corp. Trust, Series 2012-ALOHA, Class C, VRN, 4.13%, 4/1/15(1)	25,000	26,900
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/15	60,000	65,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.01%, 4/1/15	37,000	40,704
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.125%, 4/15/15(1)	25,000	25,088
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45	25,000	26,216
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class C, VRN, 4.54%, 4/1/15	40,000	42,663
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/15(1)	40,000	41,485
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $804,012)		827,357
ASSET-BACKED SECURITIES(2) — 4.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	50,000	50,239
Hertz Fleet Lease Funding LP, Series 2014-1, Class D, VRN, 1.68%, 4/10/15(1)	50,000	49,830
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	33,567	33,144
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.50%, 5/20/30(1)	23,583	24,265
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/20/31(1)	45,384	45,237
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	25,000	25,133
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	64,167	63,723
TOTAL ASSET-BACKED SECURITIES (Cost $293,829)		291,571

14

	Principal Amount/ Shares	Value
MUNICIPAL SECURITIES - 1.2%
Puerto Rico GO, Series 2014 A, (Public Improvement), 8.00%, 7/1/35 (Cost $88,504)	$100,000	$82,312
PREFERRED STOCKS — 1.1%
Real Estate Investment Trusts (REITs) — 1.1%
DDR Corp., 6.25%	1,400	35,770
Kimco Realty Corp., 5.625%	1,800	44,712
TOTAL PREFERRED STOCKS (Cost $77,372)		80,482
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $34,539), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $33,815)		33,815
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $138,738), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $135,000)		135,000
SSgA U.S. Government Money Market Fund, Class N	26,566	26,566
TOTAL TEMPORARY CASH INVESTMENTS (Cost $195,381)		195,381
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $7,168,740)		7,037,179
OTHER ASSETS AND LIABILITIES — 1.4%		100,675
TOTAL NET ASSETS — 100.0%		$7,137,854

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	38,583	USD	13,731	UBS AG	4/30/15	$(1,725)
USD	15,000	BRL	43,424	Westpac Group	4/30/15	1,488
CAD	25,012	USD	20,000	Deutsche Bank	4/30/15	(259)
USD	10,000	CAD	12,682	Deutsche Bank	4/30/15	(10)
USD	56,130	CAD	69,739	Westpac Group	4/30/15	1,087
EUR	10,000	USD	10,643	UBS AG	4/30/15	114
USD	16,803	EUR	15,000	JPMorgan Chase Bank N.A.	4/30/15	668
USD	272,476	EUR	237,171	UBS AG	4/30/15	17,364
USD	10,928	EUR	10,000	UBS AG	4/30/15	172
USD	16,099	EUR	15,000	UBS AG	4/30/15	(35)
HUF	4,199,070	USD	15,000	Barclays Bank plc	4/30/15	18
HUF	5,318,199	USD	19,753	JPMorgan Chase Bank N.A.	4/30/15	(733)
USD	19,850	HUF	5,371,263	Barclays Bank plc	4/30/15	640
IDR	247,975,405	USD	19,310	Westpac Group	4/30/15	(509)
IDR	263,200,000	USD	20,000	Westpac Group	4/30/15	(44)
USD	19,234	IDR	246,999,572	Westpac Group	4/30/15	507
INR	2,958,947	USD	47,343	Westpac Group	4/30/15	(14)
INR	1,874,940	USD	29,999	Westpac Group	4/30/15	(9)
INR	1,875,000	USD	30,000	Westpac Group	4/30/15	(9)
USD	47,698	INR	2,981,118	Westpac Group	4/30/15	14
15

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,000	JPY	3,030,023	Barclays Bank plc	4/30/15	$(274)
USD	10,469	JPY	1,227,300	JPMorgan Chase Bank N.A.	4/30/15	232
USD	55,000	JPY	6,594,610	JPMorgan Chase Bank N.A.	4/30/15	(6)
USD	15,000	JPY	1,794,534	UBS AG	4/30/15	32
KRW	16,456,718	USD	15,112	Westpac Group	4/30/15	(290)
KRW	27,766,500	USD	25,000	Westpac Group	4/30/15	8
MXN	146,417	USD	9,573	Barclays Bank plc	4/30/15	10
MXN	154,515	USD	10,000	Deutsche Bank	4/30/15	113
MXN	224,393	USD	15,000	JPMorgan Chase Bank N.A.	4/30/15	(313)
USD	35,554	MXN	525,218	JPMorgan Chase Bank N.A.	4/30/15	1,177
MYR	33,759	USD	9,372	Westpac Group	4/30/15	(294)
MYR	71,579	USD	20,000	Westpac Group	4/30/15	(750)
USD	9,189	MYR	33,099	Westpac Group	4/30/15	288
USD	10,000	MYR	37,223	Westpac Group	4/30/15	(10)
PLN	37,041	USD	10,000	Barclays Bank plc	4/30/15	(234)
PLN	38,011	USD	10,000	Deutsche Bank	4/30/15	21
PLN	37,497	USD	10,000	UBS AG	4/30/15	(114)
USD	8,410	PLN	32,839	Barclays Bank plc	4/30/15	(248)
USD	1,275	PLN	4,635	JPMorgan Chase Bank N.A.	4/30/15	53
RUB	590,300	USD	10,000	UBS AG	4/30/15	15
SGD	27,477	USD	20,000	Barclays Bank plc	4/30/15	9
SGD	34,063	USD	25,000	UBS AG	4/30/15	(195)
USD	15,000	SGD	20,337	Barclays Bank plc	4/30/15	190
USD	6,608	SGD	9,190	Barclays Bank plc	4/30/15	(84)
USD	3,528	SGD	4,755	Westpac Group	4/30/15	65
THB	1,410,603	USD	43,030	Westpac Group	4/30/15	268
THB	488,550	USD	15,000	Westpac Group	4/30/15	(4)
TRY	49,962	USD	20,000	Barclays Bank plc	4/30/15	(924)
USD	21,353	TRY	52,037	JPMorgan Chase Bank N.A.	4/30/15	1,484
TWD	156,350	USD	5,000	Westpac Group	4/30/15	5
USD	15,338	TWD	481,763	Westpac Group	4/30/15	(85)
USD	20,051	TWD	629,800	Westpac Group	4/30/15	(111)
ZAR	176,981	USD	15,000	Barclays Bank plc	4/30/15	(475)
ZAR	192,775	USD	16,264	Barclays Bank plc	4/30/15	(443)
USD	15,000	ZAR	187,091	Barclays Bank plc	4/30/15	(355)
USD	15,838	ZAR	182,667	Deutsche Bank	4/30/15	846
						$18,332

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2	U.S. Treasury 10-Year Notes	June 2015	$257,813	$(2,621)

16

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America Investment Grade 24 Index	$200,000	Buy	1.00%	6/20/20	0.64%	$(486)	$(3,650)

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Camden Property Trust	$25,000	Buy	1.00%	12/20/19	$(167)	$28	$(139)
Bank of America N.A./ Ryland Group, Inc. (The)	25,000	Sell	5.00%	9/20/19	2,476	1,229	3,705
Barclays Bank plc/ AES Corp. (The)	25,000	Sell	5.00%	9/20/17	2,315	199	2,514
Barclays Bank plc/ Boyd Gaming Corp.	25,000	Sell	5.00%	9/20/16	1,450	82	1,532
Barclays Bank plc/ Calpine Corp.	25,000	Sell	5.00%	9/20/17	1,892	528	2,420
Barclays Bank plc/ NRG Energy, Inc.	25,000	Sell	5.00%	9/20/17	2,150	121	2,271
Barclays Bank plc/ Parker Drilling Co.	25,000	Sell	5.00%	9/20/17	2,020	(1,997)	23
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	25,000	Buy	1.00%	9/20/19	(287)	32	(255)
Deutsche Bank AG/ International Business Machines Corp.	25,000	Buy	1.00%	9/20/19	(603)	(74)	(677)
Deutsche Bank AG/ J.C. Penney Co., Inc.	25,000	Sell	5.00%	9/20/15	103	167	270
Deutsche Bank AG/ Realogy Holdings Corp.	25,000	Sell	5.00%	9/20/16	1,365	131	1,496
Deutsche Bank AG/ Union Pacific Corp.	25,000	Buy	1.00%	9/20/19	(864)	(116)	(980)
Goldman Sachs & Co./ Kellogg Co.	25,000	Buy	1.00%	12/20/19	(428)	(24)	(452)
Morgan Stanley & Co./ Frontier Communications Corp.	25,000	Sell	5.00%	9/20/17	2,209	150	2,359
Morgan Stanley & Co./ HCA, Inc.	25,000	Sell	5.00%	9/20/17	2,414	209	2,623

17

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Morgan Stanley & Co./ Hertz Corp. (The)	$25,000	Sell	5.00%	9/20/17	$2,394	$(72)	$2,322
Morgan Stanley & Co./ International Lease Finance Corp.	25,000	Sell	5.00%	9/20/17	2,242	80	2,322
Morgan Stanley & Co./ Mondelez International, Inc.	25,000	Buy	1.00%	9/20/19	(603)	(198)	(801)
Morgan Stanley & Co./ PepsiCo, Inc.	25,000	Buy	1.00%	9/20/19	(658)	(32)	(690)
Morgan Stanley & Co./ Rite Aid Corp.	25,000	Sell	5.00%	9/20/16	1,561	128	1,689
Morgan Stanley & Co./ Windstream Holdings, Inc.	25,000	Sell	5.00%	9/20/17	2,269	(208)	2,061
					$23,250	$363	$23,613

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The quoted market prices and resulting value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

18

NOTES TO SCHEDULE OF INVESTMENTS
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
EUR	-	Euro
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $1,523,534, which represented 21.3% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities - unaffiliated, at value (cost of $6,157,221)	$6,034,781
Investment securities - affiliated, at value (cost of $1,011,519)	1,002,398
Total investment securities, at value (cost of $7,168,740)	7,037,179
Cash	139,296
Foreign currency holdings, at value (cost of $1,378)	1,371
Deposits with broker for futures contracts and swap agreements	4,181
Receivable for capital shares sold	25
Receivable for variation margin on swap agreements	38
Unrealized appreciation on forward foreign currency exchange contracts	26,888
Swap agreements, at value (including net premiums paid (received) of $26,860)	27,607
Interest and dividends receivable	63,106
7,299,691

Liabilities
Payable for investments purchased	140,852
Payable for capital shares redeemed	75
Payable for variation margin on futures contracts	625
Unrealized depreciation on forward foreign currency exchange contracts	8,556
Swap agreements, at value (including net premiums paid (received) of $(3,610))	3,994
Accrued management fees	3,606
Distribution and service fees payable	1,272
Dividends payable	2,857
161,837

Net Assets	$7,137,854

Net Assets Consist of:
Capital paid in	$7,246,164
Undistributed net investment income	32,223
Accumulated net realized loss	(24,054)
Net unrealized depreciation	(116,479)
$7,137,854

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,965,195	302,178	$9.81
Institutional Class	$909,442	92,705	$9.81
A Class	$934,999	95,310	$9.81*
C Class	$916,608	93,455	$9.81
R Class	$704,028	71,766	$9.81
R6 Class	$707,582	72,128	$9.81
*Maximum offering price $10.27 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

FOR THE PERIOD ENDED MARCH 31, 2015(1)
Investment Income (Loss)
Income:
Interest	$151,701
Dividends	3,539
Income distributions from affiliated funds	18,371
173,611
Expenses:
Management fees	29,102
Distribution and service fees:
A Class	1,536
C Class	6,117
R Class	2,349
Trustees' fees and expenses	223
39,327
Fees waived	(3,952)
35,375

Net investment income (loss)	138,236

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,314)
Futures contract transactions	(9,848)
Swap agreement transactions	2,790
Foreign currency transactions	52,438
39,066

Change in net unrealized appreciation (depreciation) on:
Investments	(131,561)
Futures contracts	(2,621)
Swap agreements	(123)
Translation of assets and liabilities in foreign currencies	17,826
(116,479)

Net realized and unrealized gain (loss)	(77,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,823

(1)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

PERIOD ENDED MARCH 31, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$138,236
Net realized gain (loss)	39,066
Change in net unrealized appreciation (depreciation)	(116,479)
Net increase (decrease) in net assets resulting from operations	60,823

Distributions to Shareholders
From net investment income:
Investor Class	(63,695)
Institutional Class	(26,625)
A Class	(24,272)
C Class	(19,811)
R Class	(17,372)
R6 Class	(20,947)
Decrease in net assets from distributions	(172,722)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	7,249,753

Net increase (decrease) in net assets	7,137,854

Net Assets
End of period	$7,137,854

Undistributed net investment income	$32,223

(1)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 28, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are

23

valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the

24

custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 71% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.74% for the Investor Class, A Class, C Class and R Class, 0.54% for the Institutional Class and 0.49% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. The total amount of the waiver for each class for the period July 28, 2014 (fund inception) through March 31, 2015 was $1,372, $563, $573, $569, $437 and $438 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the period July 28, 2014 (fund inception) through March 31, 2015 was 0.65% for the Investor Class, A Class, C Class and R Class, 0.45% for the Institutional Class and 0.40% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period July 28, 2014 (fund inception) through March 31, 2015 are detailed in the Statement of Operations.

25

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period July 28, 2014 (fund inception) through March 31, 2015 were $7,529,533 and $530,272, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended March 31, 2015(1)
	Shares	Amount
Investor Class
Sold	366,340	$3,629,258
Issued in reinvestment of distributions	5,047	49,686
Redeemed	(69,209)	(681,850)
	302,178	2,997,094
Institutional Class
Sold	90,000	900,000
Issued in reinvestment of distributions	2,705	26,625
	92,705	926,625
A Class
Sold	92,844	928,073
Issued in reinvestment of distributions	2,466	24,272
	95,310	952,345
C Class
Sold	96,566	964,832
Issued in reinvestment of distributions	2,015	19,811
Redeemed	(5,126)	(49,273)
	93,455	935,370
R Class
Sold	70,000	700,000
Issued in reinvestment of distributions	1,766	17,372
	71,766	717,372
R6 Class
Sold	70,000	700,000
Issued in reinvestment of distributions	2,128	20,947
	72,128	720,947
Net increase (decrease)	727,542	$7,249,753

(1)	July 28, 2014 (fund inception) through March 31, 2015.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period July 28, 2014 (fund inception) through March 31, 2015 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	—	$1,011,519	—	—	$18,371	$1,002,398

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$3,448,370	—
Collateralized Mortgage Obligations	—	1,109,308	—
Mutual Funds	$1,002,398	—	—
Commercial Mortgage-Backed Securities	—	827,357	—
Asset-Backed Securities	—	291,571	—
Municipal Securities	—	82,312	—
Preferred Stocks	—	80,482	—
Temporary Cash Investments	26,566	168,815	—
	$1,028,964	$6,008,215	—
Other Financial Instruments
Swap Agreements	—	$3,084	—
Forward Foreign Currency Exchange Contracts	—	26,888	—
	—	$29,972	—

Liabilities
Other Financial Instruments
Futures Contracts	$(2,621)	—	—
Swap Agreements	—	$(3,207)	—
Forward Foreign Currency Exchange Contracts	—	(8,556)	—
	$(2,621)	$(11,763)	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $658,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized

28

appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,126,724.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 2 contracts.

Value of Derivative Instruments as of March 31, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$38	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	27,607	Swap agreements	$3,994
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	26,888	Unrealized depreciation on forward foreign currency exchange contracts	8,556
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	625
		$54,533		$13,175

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$2,790	Change in net unrealized appreciation (depreciation) on swap agreements	$(123)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	53,436	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	18,332
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(9,848)	Change in net unrealized appreciation (depreciation) on futures contracts	(2,621)
		$46,378		$15,588

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9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the period July 28, 2014 (fund inception) through March 31, 2015 was as follows:

Distributions Paid From
Ordinary income	$172,722
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,168,740
Gross tax appreciation of investments	$76,153
Gross tax depreciation of investments	(207,714)
Net tax appreciation (depreciation) of investments	(131,561)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,766)
Net tax appreciation (depreciation)	$(133,327)
Undistributed ordinary income	$32,606
Accumulated short-term capital losses	$(7,589)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.23	(0.14)	0.09	(0.28)	$9.81	0.91%	0.65%(4)	0.74%(4)	3.43%(4)	3.34%(4)	9%	$2,965
Institutional Class
2015(3)	$10.00	0.24	(0.14)	0.10	(0.29)	$9.81	1.05%	0.45%(4)	0.54%(4)	3.63%(4)	3.54%(4)	9%	$909
A Class
2015(3)	$10.00	0.21	(0.14)	0.07	(0.26)	$9.81	0.74%	0.90%(4)	0.99%(4)	3.18%(4)	3.09%(4)	9%	$935
C Class
2015(3)	$10.00	0.16	(0.14)	0.02	(0.21)	$9.81	0.24%	1.65%(4)	1.74%(4)	2.43%(4)	2.34%(4)	9%	$917
R Class
2015(3)	$10.00	0.19	(0.13)	0.06	(0.25)	$9.81	0.58%	1.15%(4)	1.24%(4)	2.93%(4)	2.84%(4)	9%	$704
R6 Class
2015(3)	$10.00	0.24	(0.13)	0.11	(0.30)	$9.81	1.08%	0.40%(4)	0.49%(4)	3.68%(4)	3.59%(4)	9%	$708

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Income Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period July 28, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2015

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85530 1505

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $211,980
FY 2015:    $265,716

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $109,100
FY 2015:    $317,494

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	June 3, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	June 3, 2015